PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.38
REVOLVING CREDIT AND SECURITY AGREEMENT

PNC CAPITAL MARKETS,

THE PRIVATEBANK AND TRUST COMPANY,

SunTrust robinson humphrey, inc.,

CAPITAL ONE, NATIONAL ASSOCIATION, AND

BANK OF AMERICA, N.A.
(AS JOINT LEAD ARRANGERS AND JOINT BOOKRUNNERS)

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

(AS SYNDICATION AGENT)

WOODFOREST NATIONAL BANK

(AS DOCUMENTATION AGENT)

PNC BANK, NATIONAL ASSOCIATION (AS LENDER AND AS AGENT)

GREAT LAKES DREDGE & DOCK CORPORATION
GREAT LAKES DREDGE & DOCK COMPANY, LLC
NASDI HOLDINGS, LLC
GREAT LAKES DREDGE & DOCK ENVIRONMENTAL, INC.
GREAT LAKES ENVIRONMENTAL & INFRASTRUCTURE SOLUTIONS, LLC

AND

GREAT LAKES ENVIRONMENTAL & INFRASTRUCTURE, LLC

(BORROWERS)

AND

THE OTHER CREDIT PARTIES THAT
ARE PARTY HERETO

December 30, 2016

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

TABLE OF CONTENTS

Page

I.DEFINITIONS.1

1.1	Accounting Terms1
1.2	General Terms2
1.3	Uniform Commercial Code Terms57
1.4	Certain Matters of Construction57

II.ADVANCES, PAYMENTS.58

2.1	Revolving Advances.58
2.2	Procedures for Requesting Revolving Advances.59
2.3	[Intentionally Omitted].61
2.4	Swing Loans.62
2.5	Disbursement of Advance Proceeds63
2.6	Making and Settlement of Advances.63
2.7	Maximum Advances65
2.8	Manner and Repayment of Advances.65
2.9	Repayment of Excess Advances66
2.10	Statement of Account66
2.11	Letters of Credit.67
2.12	Issuance of Letters of Credit.67
2.13	Requirements For Issuance of Letters of Credit68
2.14	Disbursements, Reimbursement.68
2.15	Repayment of Participation Advances.70
2.16	Documentation70
2.17	Determination to Honor Drawing Request71
2.18	Nature of Participation and Reimbursement Obligations71
2.19	Liability for Acts and Omissions.72
2.20	Voluntary and Mandatory Prepayments.74
2.21	Use of Proceeds.75
2.22	Defaulting Lender.76
2.23	Payment of Obligations78
2.24	Accordion.79
2.25	Utilization of Commitments in Optional Currencies80

III.INTEREST AND FEES.80

3.1	Interest80
3.2	Letter of Credit Fees.81
3.3	Facility Fee82
3.4	Collateral Evaluation Fee and Fee Letter.82
3.5	Computation of Interest and Fees83
3.6	Maximum Charges83
3.7	Increased Costs83
3.8	Basis For Determining Interest Rate Inadequate or Unfair85

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PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.9	Capital Adequacy.85
3.10	Taxes.86
3.11	Mitigation Obligations; Replacement of Lenders90

IV.COLLATERAL:  GENERAL TERMS91

4.1	Security Interest in the Collateral91
4.2	Perfection of Security Interest91
4.3	Preservation of Collateral92
4.4	Ownership and Location of Collateral.92
4.5	Defense of Agent's and Lenders' Interests93
4.6	Inspection of Premises93
4.7	Appraisals93
4.8	Receivables; Deposit Accounts and Securities Accounts.94
4.9	Inventory96
4.10	Maintenance of Equipment97
4.11	Exculpation of Liability97
4.12	Maritime Representations and Covenants97
4.13	Release of Liens on Release Eligible Specified Foreign Location Vessels98
4.14	Real Property Collateral99

V.REPRESENTATIONS AND WARRANTIES.99

5.1	Authority99
5.2	Formation and Qualification.99
5.3	Survival of Representations and Warranties100
5.4	Tax Returns100
5.5	Financial Statements; No Material Adverse Effect.100
5.6	Entity Names101
5.7	Environmental Compliance; Flood Insurance.101
5.8	Solvency; No Litigation, Violation, Indebtedness or Default; ERISA Compliance.102
5.9	Patents, Trademarks, Copyrights and Licenses103
5.10	Licenses and Permits104
5.11	Default of Indebtedness104
5.12	No Default104
5.13	No Burdensome Restrictions104
5.14	No Labor Disputes104
5.15	Margin Regulations104
5.16	Investment Company Act104
5.17	Disclosure104
5.18	Immaterial Subsidiaries105
5.19	Charters. .105
5.20	[Intentionally Omitted].105
5.21	Business and Property of Credit Parties105
5.22	Ineligible Securities105
5.23	[Intentionally Omitted].105
5.24	Equity Interests105
5.25	Commercial Tort Claims106

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PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.26	Letter of Credit Rights106
5.27	Material Contracts106

VI.AFFIRMATIVE COVENANTS.106

6.1	Compliance with Laws106
6.2	Conduct of Business and Maintenance of Existence and Assets106
6.3	Books and Records106
6.4	Payment of Taxes107
6.5	Financial Covenants.107
6.6	Insurance.107
6.7	Payment of Indebtedness and Leasehold Obligations109
6.8	Environmental Matters110
6.9	Standards of Financial Statements110
6.10	Immaterial Subsidiaries110
6.11	Execution of Supplemental Instruments110
6.12	Compliance with ERISA111
6.13	Government Receivables111
6.14	[Intentionally Omitted.].111
6.15	Keepwell111
6.16	Post-Closing Covenants.111

VII.NEGATIVE COVENANTS.111

7.1	Merger, Consolidation, Acquisition and Sale of Assets.112
7.2	Creation of Liens112
7.3	Immaterial Subsidiaries112
7.4	Investments112
7.5	[Intentionally Omitted].112
7.6	Capital Expenditures112
7.7	Restricted Payments113
7.8	Indebtedness113
7.9	Nature of Business113
7.10	Transactions with Affiliates113
7.11	Lease Obligations114
7.12	Subsidiaries114
7.13	Fiscal Year and Accounting Changes114
7.14	Pledge of Credit114
7.15	Amendment of Organizational Documents115
7.16	Deposit Accounts115
7.17	Prepayment of Indebtedness115
7.18	Magnus Earnout115

VIII.CONDITIONS PRECEDENT.115

8.1	Conditions to Initial Advances115
8.2	Conditions to Each Advance119

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PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IX.INFORMATION AS TO BORROWERS.120

9.1	Disclosure of Material Matters120
9.2	Schedules120
9.3	Environmental Reports.121
9.4	Litigation122
9.5	Material Occurrences122
9.6	[Intentionally Omitted.].123
9.7	Annual Financial Statements123
9.8	Quarterly Financial Statements123
9.9	Monthly Financial Statements124
9.10	Other Reports124
9.11	Additional Information124
9.12	Projected Operating Budget124
9.13	Variances From Operating Budget125
9.14	Notice of Suits, Adverse Events125
9.15	ERISA Notices and Requests125
9.16	Additional Documents125
9.17	Updates to Certain Schedules125
9.18	Financial Disclosure126

X.EVENTS OF DEFAULT.126

10.1	Nonpayment126
10.2	Breach of Representation126
10.3	Financial Information126
10.4	Judicial Actions126
10.5	Noncompliance126
10.6	Judgments127
10.7	Bankruptcy127
10.8	[Intentionally Omitted].127
10.9	Lien Priority127
10.10	Bonding Agreement.128
10.11	Cross Default128
10.12	Breach of Guaranty or Pledge Agreement129
10.13	Change of Control129
10.14	Invalidity129
10.15	Seizures129
10.16	[Intentionally Omitted].129
10.17	ERISA Events129
10.18	Anti-Money Laundering/International Trade Law Compliance129

XI.LENDERS' RIGHTS AND REMEDIES AFTER DEFAULT.129

11.1	Rights and Remedies.129
11.2	Agent's Discretion131
11.3	Setoff131
11.4	Rights and Remedies not Exclusive131

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PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.5	Allocation of Payments After Event of Default132

XII.WAIVERS AND JUDICIAL PROCEEDINGS.133

12.1	Waiver of Notice133
12.2	Delay133
12.3	Jury Waiver133

XIII.EFFECTIVE DATE AND TERMINATION.134

13.1	Term134
13.2	Termination134

XIV.REGARDING AGENT.135

14.1	Appointment135
14.2	Nature of Duties135
14.3	Lack of Reliance on Agent135
14.4	Resignation of Agent; Successor Agent136
14.5	Certain Rights of Agent137
14.6	Reliance137
14.7	Notice of Default137
14.8	Indemnification137
14.9	Agent in its Individual Capacity138
14.10	Delivery of Documents138
14.11	Borrowers' Undertaking to Agent138
14.12	No Reliance on Agent's Customer Identification Program138
14.13	Other Agreements138
14.14	Collateral Matters.139
14.15	Field Examination Reports; Confidentiality; Disclaimers by Lenders; Other Reports and Information140
14.16	Several Obligations; No Liability141
14.17	Bank Product Providers141
14.18	Intercreditor Agreements and Equipment Utilization Agreements142

XV.BORROWING AGENCY.142

15.1	Borrowing Agency Provisions; Joint and Several Liability.142
15.2	Waiver of Subrogation145

XVI.MISCELLANEOUS.145

16.1	Governing Law145
16.2	Entire Understanding.146
16.3	Successors and Assigns; Participations; New Lenders.150
16.4	Application of Payments152
16.5	Indemnity153
16.6	Notice154
16.7	Survival156
16.8	Severability156
16.9	Expenses156

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PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

16.10	Injunctive Relief157
16.11	Consequential Damages157
16.12	Captions157
16.13	Counterparts; Facsimile Signatures157
16.14	Construction157
16.15	Confidentiality; Sharing Information157
16.16	Publicity158
16.17	Certifications From Banks and Participants; USA PATRIOT Act.159
16.18	Anti-Terrorism Laws.159
16.19	Acknowledgment and Consent to Bail‑In of EEA Financial Institutions159
16.20	Judgment Currency160
16.21	Creditor-Debtor Relationship160

-vi-

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

LIST OF EXHIBITS AND SCHEDULES

Exhibits

Exhibit 1.2	Borrowing Base Certificate
Exhibit 1.2(a)	Compliance Certificate
Exhibit 2.1(a)	Revolving Credit Note
Exhibit 2.4(a)	Swing Loan Note
Exhibit 5.5(b)	Financial Projections
Exhibit 8.1(d)	Financial Condition Certificate
Exhibit 16.3	Commitment Transfer Supplement

Schedules

Schedule 1.2	Permitted Encumbrances
Schedule 1.3	Fleet Assets Including Closing Date Documented Vessels (Including Specified Foreign Location Vessels)
Schedule 1.4	Permitted Indebtedness
Schedule 1.5	Permitted Investments
Schedule 2.11 Schedule 4.4	Existing Letters of Credit Equipment and Inventory Locations; Place of Business, Chief Executive Office, Real Property
Schedule 4.8(j)	Deposit and Investment Accounts
Schedule 5.1	Consents
Schedule 5.2(a)	States of Qualification and Good Standing
Schedule 5.2(b)	Subsidiaries
Schedule 5.4	Federal Tax Identification Number
Schedule 5.6	Prior Names
Schedule 5.8(b)	Litigation
Schedule 5.8(c)	Employee Benefit Plans
Schedule 5.9	Intellectual Property
Schedule 5.10	Licenses and Permits
Schedule 5.14	Labor Disputes
Schedule 5.24	Equity Interests
Schedule 5.25	Commercial Tort Claims
Schedule 5.26	Letter of Credit Rights
Schedule 5.27	Material Contracts
Schedule 6.16	Post-Closing Covenants
Schedule 7.10	Affiliate Transactions
Schedule 16.3	Competitors

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PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

REVOLVING CREDIT
AND
SECURITY AGREEMENT

Revolving Credit and Security Agreement dated as of December 30, 2016 among GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation ("GLDD"), GREAT LAKES DREDGE & DOCK COMPANY, LLC, a Delaware limited liability company ("GLDD LLC"), NASDI HOLDINGS, LLC, a Delaware limited liability company ("NASDI), GREAT LAKES DREDGE & DOCK ENVIRONMENTAL, INC., a Delaware corporation ("Environmental"), GREAT LAKES ENVIRONMENTAL & INFRASTRUCTURE SOLUTIONS, LLC, a Delaware limited liability company ("Solutions"), and GREAT LAKES ENVIRONMENTAL & INFRASTRUCTURE, LLC, a Delaware limited liability company ("Infrastructure") (GLDD, GLDD LLC, NASDI, Environmental, Solutions and Infrastructure and each Person joined hereto as a borrower from time to time, collectively, the "Borrowers", and each a "Borrower"), each other Credit Party party hereto from time to time, the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and each individually a "Lender"), PNC CAPITAL MARKETS, THE PRIVATEBANK AND TRUST COMPANY, CAPITAL ONE, NATIONAL ASSOCIATION, SunTrust ROBINSON HUMPHREY, INC., AND BANK OF AMERICA, N.A., as joint lead arrangers and joint bookrunners, TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as syndication agent, WOODFOREST NATIONAL BANK, as documentation agent, and PNC BANK, NATIONAL ASSOCIATION ("PNC"), as agent for Lenders (PNC, in such capacity, the "Agent").

IN CONSIDERATION of the mutual covenants and undertakings herein contained, Borrowers, the other Credit Parties party hereto, Lenders and Agent hereby agree as follows:

I.	DEFINITIONS.

Accounting Terms

.  As used in this Agreement, the Other Documents or any certificate, report or other document made or delivered pursuant to this Agreement, accounting terms not defined in Section 1.2 or elsewhere in this Agreement and accounting terms partly defined in Section 1.2 to the extent not defined shall have the respective meanings given to them under GAAP; provided, however that, whenever such accounting terms are used for the purposes of determining compliance with financial covenants in this Agreement, such accounting terms shall be defined in accordance with GAAP as applied in preparation of the audited financial statements of GLDD for the fiscal year ended December 31, 2015.  If there occurs after December 31, 2015 any change in GAAP that affects in any respect the calculation of any covenant contained in this Agreement or the definition of any term defined under GAAP used in such calculations, Agent, Lenders and Borrowers shall negotiate in good faith to amend the provisions of this Agreement that relate to the calculation of such covenants with the intent of having the respective positions of Agent, Lenders and Borrowers after such change in GAAP conform as nearly as possible to their respective positions as of the Closing Date, provided, that, until any such amendments have been agreed upon, the covenants in this Agreement shall be calculated as if no such change in GAAP had occurred and Borrowers shall provide additional

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

financial statements or supplements thereto, attachments to Compliance Certificates and/or calculations regarding financial covenants as Agent may reasonably require in order to provide the appropriate financial information required hereunder both reflecting any applicable changes in GAAP and as necessary to demonstrate compliance with the financial covenants before giving effect to the applicable changes in GAAP.

General Terms

.  For purposes of this Agreement the following terms shall have the following meanings:

"Acceptable Appraisal" shall mean, as of any date of determination, with respect to an appraisal of Equipment, the most recent appraisal of such Equipment received by Agent as of such date of determination, to determine the Net Orderly Liquidation Value thereof (i) from an Approved Appraiser and (ii) the scope and methodology of which are reasonably satisfactory to Agent.

"Accountants" shall have the meaning set forth in Section 9.7 hereof.

"Advance Rates" shall have the meaning set forth in Section 2.1(a)(z)(iii) hereof.

"Advances" shall mean and include the Revolving Advances (including Protective Advances and Intentional Overadvances), Letters of Credit, Letter of Credit Borrowings and the Swing Loans.

"Affected Lender" shall have the meaning set forth in Section 3.11 hereof.

"Affiliate" of any Person shall mean (a) any Person which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director, manager, member, managing member, general partner or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above.  For purposes of this definition, control of a Person shall mean the power, direct or indirect, (x) to vote ten percent (10%) or more of the Equity Interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for any such Person, or (y) to direct or cause the direction of the management and policies of such Person whether by ownership of Equity Interests, contract or otherwise.

"Agent" shall have the meaning set forth in the preamble to this Agreement and shall include its successors and assigns.

"Agreement" shall mean this Revolving Credit and Security Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

"Agreement Currency" shall have the meaning set forth in Section 16.20.

"Alternate Base Rate" shall mean, for any day, a rate per annum equal to the highest of (a) the Base Rate in effect on such day, (b) the sum of the Federal Funds Open Rate in effect on such day plus one-half of one percent (0.5%), and (c) the sum of the Daily LIBOR Rate in effect

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

on such day plus one percent (1.00%), so long as a Daily LIBOR Rate is offered, ascertainable and not unlawful.

"Alternate Source" shall have the meaning set forth in the definition of Federal Funds Open Rate.

"Anti-Terrorism Laws" shall mean any Laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering, corruption or bribery, and any regulation, order, or directive promulgated, issued or enforced pursuant to such Laws, including without limitation the United States Foreign Corrupt Practices Act of 1977, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001),  and the Trading with the Enemy Act and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V), all as amended, supplemented or replaced from time to time.

"Applicable Law" shall mean all laws, rules and regulations applicable to the Person, conduct, transaction, covenant, this Agreement, Other Document or contract in question, including all applicable common law and equitable principles, all provisions of all applicable state, federal and foreign constitutions, statutes, rules, regulations, treaties, directives and orders of any Governmental Body, and all orders, judgments and decrees of all courts and arbitrators.

"Applicable Margin" shall mean for Advances as of the Closing Date and through and including the date immediately prior to the first Adjustment Date (as defined below), the applicable percentage specified below:

APPLICABLE MARGINS FOR DOMESTIC RATE LOANS	APPLICABLE MARGINS FOR LIBOR RATE LOANS
Advances	Advances
2.00%	3.00%

Effective as of the date on which the Borrowing Base Certificate is required to be delivered under Section 9.2 for the most recently completed fiscal quarter (commencing with the fiscal quarter ending December 31, 2017) (each day on which such delivery is due, an "Adjustment Date"), the Applicable Margin for each type of Advance shall be adjusted, if necessary, to the applicable percent per annum set forth in the pricing table below corresponding to the average daily Undrawn Availability for the most recently completed fiscal quarter prior to the applicable Adjustment Date:

QUARTERLY AVERAGE UNDRAWN AVAILABILITY	APPLICABLE MARGINS FOR DOMESTIC RATE LOANS	APPLICABLE MARGINS FOR LIBOR RATE LOANS
	Advances	Advances
Greater than 66.67% of the Maximum Revolving Advance Amount	1.50%	2.50%

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Less than or equal to 66.67% of the Maximum Revolving Advance Amount but greater than 33.33% of the Maximum Revolving Advance Amount	1.75%	2.75%
Less than or equal to 33.33% of the Maximum Revolving Advance Amount	2.00%	3.00%

If Borrowers shall fail to deliver the Borrowing Base Certificate and/or other information required under Section 9.2 by the date required pursuant to such section, each Applicable Margin shall be conclusively presumed to equal the highest Applicable Margin specified in the pricing table set forth above until the date of delivery of such Borrowing Base Certificate and/or other information, at which time the rate will be adjusted based upon the Borrowing Base Certificate then delivered.

"Application Date" shall have the meaning set forth in Section 2.8(b) hereof.

"Application Event" shall mean the occurrence of (a) a failure by Borrowers to repay all of the Obligations in full on the Maturity Date or if sooner, the date the Obligations are declared due and payable pursuant to the terms hereof, or (b) an Event of Default and the election by Agent or the Required Lenders to require that payments and proceeds of Collateral be applied pursuant to Section 11.5 of this Agreement.

"Approved Appraiser" means, with respect to an appraisal of Fleet Assets, North American Marine Consultants, LLC, or such other appraiser reasonably satisfactory to Agent, and with respect to an appraisal of any assets other than Fleet Assets, an appraiser reasonably satisfactory to Agent.

"Approved Electronic Communication" shall mean each notice, demand, communication, information, document and other material transmitted, posted or otherwise made or communicated by e-mail, E-Fax, the StuckyNet System©, or any other equivalent electronic service agreed to by Agent, whether owned, operated or hosted by Agent, any Lender, any of their Affiliates or any other Person, that any party is obligated to, or otherwise chooses to, provide to Agent pursuant to this Agreement or any Other Document, including any financial statement, financial and other report, notice, request, certificate and other information material; provided that Approved Electronic Communications shall not include any notice, demand, communication, information, document or other material that Agent specifically instructs a Person to deliver in physical form.

"Argonaut" shall mean Argonaut Insurance Company.

"Argonaut Agreement" shall mean that certain General Indemnity Agreement dated as of April 7, 2015 by and among certain of the Borrowers, Argonaut and the other parties thereto from time to time.

"Assignment of Claims Act" shall mean the Assignment of Claims Act of 1940, as amended (31 U.S.C. Sub-Section 3727 et seq. and 41 U.S.C. Sub-Section 15 et seq.).

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

"Assignment of Earnings and Charters" shall mean any assignment of earnings and charters by GLDD LLC in favor of Agent, in form and substance satisfactory to Agent.

"Assignment of Insurances" shall mean any assignment of insurances by GLDD LLC in favor of Agent, in form and substance satisfactory to Agent.

"ATB Assets" shall mean the dual mode articulated tug/barge trailing suction hopper dredge, which as of the Closing Date is under construction pursuant to the terms of the ATB Contract.

"ATB Contract" shall mean that certain Vessel Construction Agreement dated as of January 10, 2014 (as amended through the Closing Date, including as amended by the ATB Settlement Agreement) by and between Eastern and GLDD LLC.

"ATB Note" shall mean that certain Loan and Security Agreement dated as of November 4, 2014, among GLDD, GLDD LLC, the lenders from time to time party thereto, and Bank of America, N.A., as administrative agent.

"ATB Settlement Agreement" shall mean that certain Settlement, Release and VCA Amendment Agreement dated as of December 20, 2016 by and between Eastern and GLDD LLC.

"Availability" shall mean, as of any date of determination, an amount equal to the Gross Amount, less the Availability Block, less the Preferred Maritime Availability Block and less such reserves against the Gross Amount, including without limitation the Equipment Utilization Agreement Reserve, the Currency Reserve, the Settlement Payment Reserve and reserves related to Cash Management Liabilities and Hedge Liabilities, as Agent may reasonably deem proper and necessary in its Permitted Discretion as of such date of determination.

"Availability Block" shall mean an amount equal to $20,000,000; provided that such amount will reduce to $0 on the date of delivery to Agent of financial statements pursuant to Section 9.9 for the first twelve (12) month period ending on or after December 31, 2017 for which EBITDA is at least $[*].

"Bail‑In Action" shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

"Bail‑In Legislation" shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail‑In Legislation Schedule.

"Bankruptcy Code" shall mean Title 11 of the United States Code, as amended.

"Base Rate" shall mean the base commercial lending rate of PNC as publicly announced to be in effect from time to time, such rate to be adjusted automatically, without notice, on the

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

effective date of any change in such rate.  This rate of interest is determined from time to time by PNC as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by PNC to any particular class or category of customers of PNC.

"Benefited Lender" shall have the meaning set forth in Section 2.6(e) hereof.

"Berkley" shall mean Berkley Regional Insurance Company.

"Berkley Agreement" shall mean that certain General Agreement of Indemnity dated as of April 13, 2015 by and among certain of the Borrowers, Berkley and the other parties thereto from time to time.

"Bonding Agreement" shall mean, collectively, the Argonaut Agreement and any supplement thereto or replacement thereof, the Berkley Agreement and any supplement thereto or replacement thereof, the Chubb Agreement and any supplement thereto or replacement thereof, the Liberty Agreement and any supplement thereto or replacement thereof, the Zurich Agreement and any supplement thereto or replacement thereof, and any similar contractual arrangement entered into by GLDD or any of its Subsidiaries with providers of bid, performance or payment bonds.

"Bonding Obligations" shall mean (a) obligations incurred by GLDD and its Subsidiaries (including guaranties thereof) with respect to bid, payment, performance, surety, appeal or similar bonds and completion guaranties in the Ordinary Course of Business and (b) obligations incurred by GLDD and its Subsidiaries (including guaranties thereof) under any Bonding Agreement.

"Borrower" or "Borrowers" shall have the meaning set forth in the preamble to this Agreement and shall extend to all permitted successors and assigns of such Persons.

"Borrowers' Account" shall have the meaning set forth in Section 2.10 hereof.

"Borrowing Agent" shall mean GLDD.

"Borrowing Base Certificate" shall mean a certificate in substantially the form of Exhibit 1.2 hereto duly executed by a Responsible Officer of the Borrowing Agent and delivered to Agent, appropriately completed, by which such Responsible Officer shall certify to Agent the Gross Amount and calculation thereof as of the date of such certificate.

"Business Day" shall mean any day other than Saturday or Sunday or a legal holiday on which commercial banks are authorized or required by law to be closed for business in East Brunswick, New Jersey or Chicago, Illinois and, if the applicable Business Day relates to any LIBOR Rate Loans, such day must also be a day on which dealings are carried on in the London interbank market.

"Capital Expenditures" shall mean, with respect to GLDD on a Consolidated Basis, expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(or of any replacements or substitutions thereof or additions thereto) which have a useful life of more than one year and which, in accordance with GAAP, would be classified as capital expenditures.  Capital Expenditures shall include the total principal portion of Capitalized Lease Obligations.

"Capitalized Lease Obligation" shall mean with respect to GLDD on a Consolidated Basis, any Indebtedness of any Borrower represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.  Notwithstanding the foregoing, any obligations of a Person under a lease (whether existing now or entered into in the future) that is not (or would not be) a Capital Lease under GAAP as in effect on December 31, 2015, shall not be treated as a Capital Lease solely as a result of the adoption of changes in GAAP after December 31, 2015.

"Cash Collateralization" or "Cash Collateralize" shall mean to pledge and deposit with or deliver to Agent, for the benefit of one or more of the Issuer or the Lenders, as collateral for the Maximum Undrawn Amount of any Letter of Credit, (a) cash or deposit account balances in the currency in which such Letter of Credit is denominated in an amount equal to 105% of the Maximum Undrawn Amount of such Letter of Credit (or with respect to any Letter of Credit denominated in an Optional Currency, 110% of the Maximum Undrawn Amount of such Letter of Credit), (b) backstop letters of credit entered into on terms and from issuers satisfactory to Agent and Issuer denominated in the currency in which such Letter of Credit is denominated and in an amount equal to 105% of the Maximum Undrawn Amount of such Letter of Credit (or with respect to any Letter of Credit denominated in an Optional Currency, 110% of the Maximum Undrawn Amount of such Letter of Credit), and/or (c) if Agent and Issuer shall agree, in their sole discretion, other credit support, in each case, in the currency in which such Letter of Credit is denominated and pursuant to documentation in form and substance satisfactory to Agent and Issuer. "Cash Collateral" shall have a meaning correlative to the foregoing and shall include the proceeds of such Cash Collateral and other credit support.

"Cash Dominion Period" shall mean the period commencing after the occurrence of a Cash Dominion Trigger Event and continuing until the date when (a) no Event of Default shall exist and be continuing and (b) Undrawn Availability is greater than twelve and one-half percent (12.5%) (or if the Availability Block has been reduced to zero, fifteen percent (15%)) of the Maximum Revolving Advance Amount for thirty (30) consecutive days; provided, that if a Cash Dominion Period has commenced solely as a result of clause (d) of the definition of Cash Dominion Trigger Event, such Cash Dominion Period shall end on the first anniversary of the Closing Date unless a Cash Dominion Trigger Event under clause (a), (b) or (c) then exists.

"Cash Dominion Trigger Event" shall mean the occurrence of any of the following:  (a) the occurrence and continuance of any Event of Default, (b) Undrawn Availability is less than twelve and one-half percent (12.5%) (or if the Availability Block has been reduced to zero, fifteen percent (15%)) for five (5) consecutive days, (c) Undrawn Availability is less than $25,000,000 (or if the Availability Block has been reduced to zero, $31,250,000) on any day, or (d) at any time on or prior to the first anniversary of Closing Date, upon written notice by Agent to Borrowing Agent of Agent's election to commence a Cash Dominion Period.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

"Cash Equivalents" shall mean, at any time, Investments of GLDD or any of its Subsidiaries in (a) any obligation, maturing not more than one hundred twenty (120) days from the date of creation thereof, which is issued or guaranteed by the United States Government or issued by an agency thereof and backed by the full faith and credit of the United States; (b) commercial paper, maturing not more than one hundred twenty (120) days from the date of creation thereof, which is issued by (i) a corporation (other than an Affiliate of any Credit Party) organized under the laws of any state of the United States or of the District of Columbia which has a short-term credit rating of at least A‑1 by S&P and P‑1 by Moody's, or (ii) any Lender (or its holding company) having a long-term credit rating of at least A by S&P and A2 by Moody's; (c) any certificate of deposit, time or demand deposit (including Eurodollar time deposits) or bankers acceptance, maturing not more than one hundred twenty (120) days from the date of creation thereof, which is issued by either (i) a commercial banking institution organized under the laws of the United States or any State thereof or the District of Columbia that has a combined capital, surplus and undivided profits of not less than $500,000,000 and has a long-term credit rating of at least A by S&P and A2 by Moody's, (ii) any Lender with a long-term credit rating of at least A by S&P and A2 by Moody's, or (iii) (A) any branch of any Lender having a long-term credit rating of at least A by S&P and A2 by Moody's, (B) any commercial banking institution organized under the laws of the United States or any State thereof or any Organization for Economic Co-operation and Development country which has a combined capital, surplus and undivided profits of not less than $500,000,000 and has a long-term credit rating of at least A by S&P and A2 by Moody's, or (C) any financial institution organized under the laws of a country where GLDD or any of its Subsidiaries is engaged in a dredging or construction project to the extent such certificates of deposit, time or demand deposits (including Eurodollar time deposits) or bankers acceptances are reasonably necessary in connection with such dredging or construction project with a long-term credit rating of at least A by S&P and A2 by Moody's; (d) fully collateralized repurchase agreements with a term of not more than 30 days for underlying securities of the type described in clause (a) above, entered into with any institution meeting the qualifications specified in clause (c) above; (e) short-term asset management accounts offered by any Lender for the purpose of investing in notes issued by a corporation (other than an Affiliate of any Credit Party) organized under the laws of any state of the United States or of the District of Columbia and having a short-term credit rating of at least A‑1 by S&P and P-1 by Moody's; (f) Dollars or money in other currencies received in the Ordinary Course of Business; or (g) money market funds at least ninety-five percent (95%) of the assets of which constitute Cash Equivalents of the kinds described in clauses (a), (b), (c) and (f) of this definition.

"Cash Management Products and Services" shall mean agreements or other arrangements under which Agent or any Lender or any Affiliate of Agent or a Lender provides any of the following products or services to any Credit Party:  (a) credit cards; (b) credit card processing services; (c) debit cards and stored value cards; (d) commercial cards; (e) ACH transactions; and (f) cash management and treasury management services and products, including without limitation controlled disbursement accounts or services, lockboxes, automated clearinghouse transactions, overdrafts, interstate depository network services.  The indebtedness, obligations and liabilities of any Credit Party to the provider of any Cash Management Products and Services (including all obligations and liabilities owing to such provider in respect of any returned items deposited with such provider) (the "Cash Management Liabilities") shall be

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

"Obligations" and otherwise treated as Obligations for purposes of this Agreement and each of the Other Documents, but only so long as such provider (if not PNC or an Affiliate of PNC) has notified Agent in writing of such Cash Management Products and Services within ten (10) days of entering into such agreement or arrangement.

"Cash Management Liabilities" shall have the meaning provided in the definition of "Cash Management Products and Services."

"CEA" shall mean the Commodity Exchange Act (7 U.S.C. §1 et seq.), as amended from time to time, and any successor statute.

"CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. §§9601 et seq.

"CFC" means a "controlled foreign corporation" within the meaning of Section 957 of the Code, in which any Credit Party is a "United States shareholder" within the meaning of Section 951(b) of the Code.

"CFC Entity" shall mean, (a) any CFC that has not guaranteed or pledged any of its assets or suffered a pledge of more than sixty-five percent (65%) of its voting stock, to secure, directly or indirectly, any indebtedness of any Credit Party, and (b) any Subsidiary of a Credit Party all or substantially all of the assets of which consist of stock of one or more CFCs that has not guaranteed or pledged any of its assets or suffered a pledge of more than sixty-five percent (65%) of its voting stock, to secure, directly or indirectly, any indebtedness of any Credit Party.

"CFTC" shall mean the Commodity Futures Trading Commission.

"Change in Law" shall mean the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any Applicable Law; (b) any change in any Applicable Law or in the administration, implementation, interpretation or application thereof by any Governmental Body; or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Body; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines, interpretations or directives thereunder or issued in connection therewith (whether or not having the force of Applicable Law) and (y) all requests, rules, regulations, guidelines, interpretations or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities (whether or not having the force of law), in each case pursuant to Basel III, shall in each case be deemed to be a Change in Law regardless of the date enacted, adopted, issued, promulgated or implemented.

"Change of Control" shall mean:

(a)any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

administrator of any such plan) becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a "person" or "group" shall be deemed to have "beneficial ownership" of all Equity Interest that such "person" or "group" has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an "option right")), directly or indirectly, of more than thirty-five percent (35%) of the Equity Interests of GLDD entitled to vote in the election of members of the board of directors (or equivalent governing body) of GLDD; or

(b)any "Change of Control" (or any similar or comparable definition or provision) occurs under any agreement governing Note Indenture Obligations; or

(c)a majority of the members of the board of directors (or other equivalent governing body) of GLDD are not Continuing Directors.

"Chubb" shall mean Westchester Fire Insurance Company or any of its affiliates, including, but not limited to FEDERAL INSURANCE COMPANY, its successors and assigns.

"Chubb Agreement" shall mean that certain General Agreement of Indemnity dated as of April 7, 2015 by and among certain of the Borrowers, Chubb and the other parties thereto from time to time.

"CIP Regulations" shall have the meaning set forth in Section 14.12 hereof.

"Closing Date" shall mean December 30, 2016.

"Closing Date Marshall Islands Ship Mortgage" shall mean the First Preferred Fleet Mortgage dated as of the date hereof, executed by GLDD LLC in favor of Agent and Security Trustee, as such agreement may be amended or modified from time to time.

"Closing Date St. Kitts Ship Mortgage" shall mean the shall mean the statutory form of mortgage (Form A8) prescribed by the St. Christopher & Nevis Merchant Shipping Act, Chapter 7.05 of the laws of St. Christopher and Nevis and the First Preferred Fleet Mortgage Deed, each dated as of the date hereof, executed by GLDD LLC in favor of Agent and Security Trustee, as such agreements may be amended or modified from time to time.

"Closing Date US Ship Mortgage" shall mean the First Preferred Fleet Mortgage dated as of the date hereof, executed by GLDD LLC in favor of Agent and Security Trustee, as such agreement may be amended or modified from time to time.

"Code" shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

"Collateral" shall mean all right, title and interest of each Credit Party in all of the following property and assets of such Credit Party, in each case whether now existing or hereafter arising or created and whether now owned or hereafter acquired and wherever located:

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)all Receivables and all supporting obligations relating thereto;

(b)all Equipment (including, without limitation, Fleet Assets and ATB Assets) and fixtures;

(c)all general intangibles (including all payment intangibles and all software) and all supporting obligations related thereto;

(d)all Inventory;

(e)securities, financial assets and investment property (including all Equity Interests issued by a Subsidiary to such Credit Party);

(f)all Real Property to the extent subject to Mortgages;

(g)all contract rights, rights of payment which have been earned under a contract rights, chattel paper (including electronic chattel paper and tangible chattel paper), commercial tort claims (whether now existing or hereafter arising); documents (including all warehouse receipts and bills of lading), deposit accounts, goods, instruments (including promissory notes), letters of credit (whether or not the respective letter of credit is evidenced by a writing) and letter-of-credit rights, cash, certificates of deposit, insurance proceeds (including hazard, flood and credit insurance), security agreements, eminent domain proceeds, condemnation proceeds, tort claim proceeds and all supporting obligations;

(h)all ledger sheets, ledger cards, files, correspondence, records, books of account, business papers, computers, computer software (owned by any Credit Party or in which it has an interest), computer programs, tapes, disks and documents, including all of such property relating to the property described in clauses (a) through (g) of this definition; and

(i)all proceeds and products of the property described in clauses (a) through (h) of this definition, in whatever form.

Notwithstanding the forgoing, Collateral shall not include any Excluded Property.

"Collateral Trigger Event" shall mean as of any date of determination, (a) the existence of an Event of Default or (b) any date Borrowers shall have Undrawn Availability of less than ten percent (10%) of the Maximum Revolving Advance Amount for five (5) consecutive days.

"Collection Account" shall mean a deposit account of a Credit Party maintained at the Primary Depository Institution which is used exclusively for deposits of collections and proceeds of Collateral and not as a disbursement or operating account upon which checks or other drafts may be drawn.

"Commitment Transfer Supplement" shall mean a document in the form of Exhibit 16.3 hereto, properly completed and otherwise in form and substance satisfactory to Agent by which the Purchasing Lender purchases and assumes a portion of the obligation of a Lender to make Advances under this Agreement.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

"Compliance Certificate" shall mean a compliance certificate substantially in the form of Exhibit 1.2(a) hereto to be signed by a Responsible Officer of Borrowing Agent.

"Computation Date" shall have the meaning set forth in Section 2.25 hereof.

"Connection Income Taxes" shall mean Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

"Consents" shall mean all licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Bodies and other third parties, domestic or foreign, necessary to carry on any Credit Party's business or necessary (including to avoid a conflict or breach under any agreement, instrument, other document, license, permit or other authorization) for the execution, delivery or performance of this Agreement and the Other Documents.

"Continuing Directors" shall mean the directors of GLDD on the Closing Date and each other director of GLDD, if, in each case, such other director's nomination for election to the board of directors (or equivalent governing body) of GLDD is recommended by at least 51% of the then Continuing Directors.

"Contract Rate" shall have the meaning set forth in Section 3.1 hereof.

"Controlled Account Bank" shall have the meaning set forth in Section 4.8(h) hereof.

"Controlled Accounts" shall have the meaning set forth in Section 4.8(h) hereof.

"Covenant Testing Period" shall mean a period (a) commencing on the last day of the fiscal month of GLDD most recently ended prior to a Covenant Trigger Date for which Borrowers have delivered to Agent financial statements pursuant to Section 9.9, and (b) continuing through and including the first day after such Covenant Trigger Date that Undrawn Availability has equaled or exceeded twelve and one-half percent (12.5%) (or if the Availability Block has been reduced to zero, fifteen percent (15%)) of the Maximum Revolving Advance Amount for thirty (30) consecutive days.

"Covenant Trigger Date" shall mean any date Undrawn Availability is less than twelve and one-half percent (12.5%) (or if the Availability Block has been reduced to zero, fifteen percent (15%)) of the Maximum Revolving Advance Amount for five (5) consecutive days or any date Undrawn Availability is less than $25,000,000 (or if the Availability Block has been reduced to zero, $31,250,000).

"Covered Entity" shall mean (a) each Credit Party, each of Credit Party's Subsidiaries and all pledgors of Collateral and (b) each Person that, directly or indirectly, is in control of a Person described in clause (a) above.  For purposes of this definition, (A) control of a Person (other than GLDD) shall mean the direct or indirect (x) ownership of, or power to vote, twenty-five percent (25%) or more of the issued and outstanding equity interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for such Person, or (y) power to direct or cause the direction of the management and policies of such

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Person whether by ownership of equity interests, contract or otherwise and (B) control of GLDD shall mean the direct or indirect power to direct or cause the direction of the management and policies of such Person whether by ownership of equity interests, contract or otherwise.

"Credit Party" means each Borrower and each Guarantor; and "Credit Parties" means all such Persons, collectively.

"Currency Losses" shall have the meaning set forth in Section 2.14(f) hereof.

"Currency Reserve" shall mean, with respect to any Letter of Credit denominated in an Optional Currency, an amount equal to the Dollar Equivalent of such amount as Agent determines in its Permitted Discretion for potential currency fluctuations; provided, that Agent shall in its determination of the amount of such reserve take into account whether such Optional Currency is pegged to the Dollar.

"Customer" shall mean the account debtor with respect to any Receivable and/or the prospective purchaser of goods, services or both with respect to any contract or contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with any Credit Party, pursuant to which such Credit Party is to deliver any personal property or perform any services.

"Daily LIBOR Rate" shall mean, for any day, the rate per annum determined by Agent by dividing (x) the Published Rate by (y) a number equal to 1.00 minus the Reserve Percentage on such day.  Notwithstanding the foregoing, if the Daily LIBOR Rate as determined above would be less than zero (0.00), such rate shall be deemed to be zero (0.00) for purposes of this Agreement.

"Debt Payments" shall mean for any period, with respect to GLDD on a Consolidated Basis, all cash actually expended to make: (a) interest payments on any Advances or other Indebtedness, plus (b) scheduled principal payments on Indebtedness, plus (c) payments for all fees, commissions and charges set forth herein or with respect to Indebtedness, plus (d) scheduled payments on Capitalized Lease Obligations.

"Default" shall mean an event, circumstance or condition which, with the giving of notice or passage of time or both, would constitute an Event of Default.

"Default Rate" shall have the meaning set forth in Section 3.1 hereof.

"Defaulting Lender" shall mean any Lender that: (a) has failed, within two (2) Business Days of the date required, to (i) fund any portion of its Revolving Commitment Percentage of Advances, (ii) if applicable, fund any portion of its Participation Commitment in Letters of Credit or Swing Loans or (iii) pay over to Agent, Issuer, Swing Loan Lender or any Lender any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies Agent in writing that such failure is the result of such Lender's good faith determination that a condition precedent to funding (specifically identified and including a particular Default or Event of Default, if any) has not been satisfied; (b) has notified Borrowers or Agent in writing, or has made a public statement to the effect, that it does not intend or expect

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender's good faith determination that a condition precedent (specifically identified and including a particular Default or Event of Default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit; (c) has failed, within two (2) Business Days after request by Agent or the Borrowers, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Advances and, if applicable, participations in then outstanding Letters of Credit and Swing Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon Agent's and the Borrowers’ receipt of such certification in form and substance satisfactory to Agent and the Borrowers; (d) has become, or has a direct or indirect parent company that has become, the subject of an Insolvency Event; (e) has failed at any time to comply with the provisions of Section 2.6(e) with respect to purchasing participations from the other Lenders, whereby such Lender's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Lenders; or (f) has become the subject of a Bail-In Action.  Any determination by Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (f) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.22(e)) upon delivery of written notice of such determination to the Borrowers and each Lender.

"Designated Lender" shall have the meaning set forth in Section 16.2(d) hereof.

"Disqualified Equity Interests" shall mean any Equity Interest that, by its terms (or by the terms of any security or other Equity Interest into which it is convertible or for which it is exchangeable) or upon the happening of any event or condition, (a) matures or is mandatorily redeemable (other than solely for Equity Interests that are not Disqualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Obligations that are accrued and payable), (b) is redeemable at the option of the holder thereof (other than solely for Equity Interests that are not Disqualified Equity Interests) (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Obligations that are accrued and payable), in whole or in part, (c) provides for the scheduled payment of dividends in cash or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interest that would constitute Disqualified Equity Interests, in each case for clauses (a) through (d) above, prior to the date that is ninety-one (91) days after the Maturity Date; provided, that if such Equity Interest is issued pursuant to a plan for the benefit of GLDD or its Subsidiaries or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interest solely because it may be required to be repurchased by GLDD or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations.

"Document" shall have the meaning given to the term "document" in the Uniform Commercial Code.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

"Documented Vessels" shall mean the Fleet Assets of a Credit Party subject to a certificate of documentation or certificate of registry, official name and official number, including, without limitation, the vessels listed on Schedule 1.3 and identified as Documented Vessels therein.

"Dollar" and the sign "$" shall mean lawful money of the United States of America.

"Dollar Equivalent" shall mean, as of any Computation Date, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in another currency, the equivalent amount thereof in Dollars as determined by Agent, at such time on the basis of the Spot Rate (determined in respect of the most recent Computation Date or such other date determined by Agent) for the purchase of Dollars with such currency.

"Domestic Rate Loan" shall mean any Advance that bears interest based upon the Alternate Base Rate.

"Drawing Date" shall have the meaning set forth in Section 2.14(b) hereof.

"Eastern" shall mean Eastern Shipbuilding Group, Inc.

"EBITDA" shall mean, for any period, with respect to GLDD on a Consolidated Basis, the sum of the following, without duplication, in accordance with GAAP:  (a) Net Income for such period plus (b) the sum of the following, without duplication, to the extent deducted in determining Net Income for such period:  (i) federal, state, local and foreign income and franchise taxes, (ii) total interest expense (net of interest income) for such period, (iii) depreciation, depletion and amortization expense (including amortization of intangible assets (including goodwill)), (iv) non-cash charges and losses (excluding any such non-cash charges or losses to the extent, (x) there were cash charges with respect to such charges and losses in past accounting periods, (y) there is a reasonable expectation that there will be cash charges with respect to such charges and losses in future accounting periods, or (z) they consist of write downs of accounts receivable that exceed $1,000,000 in the aggregate during any fiscal year), (v) Transaction Costs (other than Transaction Costs incurred in connection with (x) the Transactions occurring on the Closing Date to the extent such Transaction Costs exceed $6,000,000 in the aggregate or (y) any Permitted Acquisition (or any proposed Permitted Acquisition not consummated) or the amendment, consent or waiver of this Agreement or any of the Other Documents or otherwise unrelated to the Transactions to the extent such Transaction Costs exceed $1,000,000 in the aggregate during any fiscal year), (vi) any amounts included in the calculation of Net Income for amortization or non-cash charges for the write-off or impairment of goodwill, intangibles or other purchase accounting adjustments related to the accounting for the Transactions or other acquisitions under GAAP (including Financial Accounting Standards Codification 350 and 805), (vii) (A) losses or non-recurring restructuring charges or reserves and business optimization expenses related to the sale of the business of Terra Contracting Services, LLC and incurred within the period from December 1, 2016 through March 31, 2017 in an aggregate amount not to exceed $500,000, and (B) other non-recurring restructuring charges or reserves and business optimization expense (including any non-recurring restructuring costs and integration costs incurred in connection with Permitted Acquisitions after

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the Closing Date), costs related to the closure or consolidation of facilities, relocation and severance expenses, systems establishment costs and conversion costs to the extent factually supportable, verifiable, and certified as such by a Responsible Officer of Borrowing Agent and approved by Agent in its Permitted Discretion, provided that the aggregate amount of add-backs made pursuant to this subclause (vii)(B), shall not exceed $4,000,000 during any fiscal year,  and (viii) fees and expenses incurred in connection with the negotiation or entering into of any Bonding Agreement or any amendment, restatement, supplement or other modification of any Bonding Agreement in each case to the extent not in the Ordinary Course of Business, provided that the aggregate amount of add-backs made pursuant to this clause (viii), shall not exceed $100,000 during any fiscal year,  plus (c) cash distributions received by GLDD and any of its wholly-owned Subsidiaries during such period from any non-wholly owned Subsidiary of GLDD or other equity joint venture to the extent the net income attributable to such non-wholly owned Subsidiary or equity joint venture is excluded from Net Income.  Solely for purposes of determining compliance with Section 8.2(c) and for purposes of calculating the Gross Amount (and not for purposes of determining Fixed Charge Coverage Ratio) in calculating EBITDA for any period of twelve (12) consecutive months (each, a "Reference Period") to be used to make the calculation required by Section 8.2(c) or the definition of Gross Amount for such Reference Period, if at any time during such Reference Period (and on or after the Closing Date), any Credit  Party or any of its Subsidiaries shall have consummated a Permitted Acquisition, EBITDA for such Reference Period shall be calculated after giving pro forma effect to adjustments arising out of events which are directly attributable to such Permitted Acquisition, are factually supportable and certified as such by a Responsible Officer of Borrowing Agent, and are expected to have a continuing impact, in each case to be mutually and reasonably agreed upon by Borrowing Agent and Agent as if any such Permitted Acquisition or adjustment occurred on the first day of such Reference Period.

For purpose of calculating EBITDA for any period ending on or prior to September 30, 2017, EBITDA for each fiscal month set forth below shall be deemed to be the amount set forth below opposite such fiscal month.

Fiscal Month	EBITDA
December 2015	$[*]
January 2016	$[*]
February 2016	$[*]
March 2016	$[*]
April 2016	$[*]
May 2016	$[*]
June 2016	$[*]
July 2016	$[*]
August 2016	$[*]
September 2016	$[*]
October 2016	$[*]

"EEA Financial Institution" shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

"EEA Member Country" shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

"EEA Resolution Authority" shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any deluge) having responsibility for the resolution of any EEA Financial Institution.

"EU Bail‑In Legislation Schedule" shall mean the EU Bail‑In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

"Effective Date" shall mean, with respect to a Swap, the date indicated in a document or agreement to be the date on which such document or agreement becomes effective, or, if there is no such indication, the date of execution of such document or agreement.

"Eligible Contract Participant" shall mean an "eligible contract participant" as defined in the CEA and regulations thereunder.

"Eligibility Date" shall mean, with respect to each Borrower and Guarantor and each Swap, the date on which this Agreement or any Other Document becomes effective with respect to such Swap (for the avoidance of doubt, the Eligibility Date shall be the Effective Date of such Swap if this Agreement or any Other Document is then in effect with respect to such Borrower or Guarantor, and otherwise it shall be the Effective Date of this Agreement and/or such Other Document(s) to which such Borrower or Guarantor is a party).

"Eligible Equipment" shall mean Equipment of a Credit Party which Agent, in its Permitted Discretion, shall deem Eligible Equipment, based on such considerations as Agent may from time to time deem appropriate.  Equipment shall not be Eligible Equipment if:  (a) it is not subject to a perfected first priority security interest in favor of Agent or is subject to any other Lien (other than a Permitted Encumbrance); (b) a Credit Party does not have good, valid, and marketable title thereto; (c) it is not located in the continental United States; (d) it is in-transit other than in the Ordinary Course of Business; (e) it is situated at a location not owned by a Credit Party unless the owner or occupier of such location has executed in favor of Agent a Lien Waiver Agreement (or, if Agent has not received a Lien Waiver Agreement with respect to such location, Agent shall establish a reserve against the Gross Amount with respect thereto as Agent shall deem appropriate in its Permitted Discretion); (f) it is not in good working order and marketable condition (ordinary wear and tear excepted); (g) it is worn out, obsolete, damaged or defective Equipment; (h) it consists of computer hardware; (i) it consists of fixtures, or, unless Agent otherwise agrees, it consists of Equipment that is not readily removable from the real property upon which it is located without causing physical damage to such real property; (j) it is leased to a Credit Party or by a Credit Party; (k) it consists of Equipment acquired in a Permitted

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Acquisition, unless and until Agent has completed a collateral audit and appraisal with respect thereto; (l) it is not covered by an Acceptable Appraisal; (m) it consists of Fleet Assets; or (n) it was acquired from a Sanctioned Person.

"Eligible Fleet Assets" shall mean Fleet Assets of a Credit Party which Agent, in its Permitted Discretion, shall deem Eligible Fleet Assets, based on such considerations as Agent may from time to time deem appropriate.  A Fleet Asset shall not be an Eligible Fleet Asset if:  (a) it is not subject to a perfected first priority security interest in favor of Agent, (b) it is subject to any Lien other than a Permitted Encumbrance; (c) it is not owned by a Credit Party with good, valid, and marketable title thereto; (d) it is not located in the continental United States (other than the Specified Foreign Location Vessels); (e) it is in-transit other than in the Ordinary Course of Business; (f) it is not in good working order and marketable condition (ordinary wear and tear excepted); (g) it is worn out, obsolete, damaged or defective; (h) it is leased by a Credit Party except in a Permitted Disposition or it is leased to a Credit Party; (i) it is a Documented Vessel with respect to which Credit Parties have failed to comply with Section 4.12; (j) it is not covered by an Acceptable Appraisal; (k) it is in lay-up status or out of class; (l) it is eligible to be a Documented Vessel (as determined by Agent in its Permitted Discretion) but is not a Documented Vessel; (l) it is not flagged in the United States or The Republic of the Marshall Islands; (n) it is a Fleet Asset acquired in a Permitted Acquisition, with respect to which Agent has not completed a collateral audit and appraisal; or (o) it is seized by or forfeited to a Governmental Body.

"Eligible New Fleet Assets" shall mean any New Fleet Asset which satisfies all of the criteria of an Eligible Fleet Asset, except it is not covered by an Acceptable Appraisal.

"Eligible Receivables" shall mean each Receivable constituting an account of a Credit Party arising in the Ordinary Course of Business and which Agent, in its Permitted Discretion, shall deem to be an Eligible Receivable, based on such considerations as Agent may from time to time deem appropriate.  In addition, no Receivable shall be an Eligible Receivable if:

(a)it is not subject to Agent's first priority perfected security interest and no other Lien (other than Permitted Encumbrances), or is not evidenced by an invoice or other documentary evidence satisfactory to Agent;

(b)it arises out of a sale made by any Credit Party to an Affiliate of any Credit Party or to a Person controlled by an Affiliate of any Credit Party;

(c)it is due or unpaid more than ninety (90) days after the original invoice date or sixty (60) days after the original due date or has selling terms in excess of thirty (30) days;

(d)any covenant, representation or warranty contained in this Agreement with respect to such Receivable has been breached and remains uncured;

(e)fifty percent (50%) or more of the Receivables from such Customer are not deemed Eligible Receivables hereunder;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(f)an Insolvency Event shall have occurred with respect to such Customer;

(g)the sale is to a Customer outside the continental United States of America or a province of Canada, unless the sale is on letter of credit, guaranty or acceptance terms, in each case acceptable to Agent;

(h)the sale to the Customer is on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis or is evidenced by chattel paper;

(i)[Intentionally Omitted];

(j)the Customer is the United States of America, any state or any department, agency or instrumentality of any of them, unless the applicable Credit Party assigns its right to payment of such Receivable to Agent pursuant to the Assignment of Claims Act or has otherwise complied with other applicable statutes or ordinances;

(k)the goods giving rise to such Receivable have not been delivered to and accepted by the Customer or the services giving rise to such Receivable have not been performed by the applicable Credit Party and accepted by the Customer or the Receivable otherwise does not represent a final sale;

(l)the Receivable is subject to any offset, deduction, defense, dispute, credits or counterclaim (but such Receivable shall only be ineligible to the extent of such offset, deduction, defense, credit or counterclaim), the Customer is also a creditor or supplier of a Credit Party or the Receivable is contingent in any respect or for any reason;

(m)the applicable Credit Party has made any agreement with any Customer for any deduction therefrom, except for discounts or allowances made in the Ordinary Course of Business for prompt payment, all of which discounts or allowances are reflected in the calculation of the face value of each respective invoice related thereto;

(n)any return, rejection or repossession of the merchandise has occurred or the rendition of services has been disputed;

(o)such Receivable is not payable to a Credit Party in Dollars;

(p)such Receivable arises from a transaction that is subject to a performance bond, bid bond, customs bond, appeal bond, surety bond, performance guarantee, completion guarantee or similar obligation;

(q)such Receivables were acquired in connection with a Permitted Acquisition, unless Agent has completed a collateral audit with respect thereto;

(r)the Customer is a Sanctioned Person; or

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(s)such Receivable is not otherwise satisfactory to Agent as determined by Agent in its Permitted Discretion.

"Employee Benefit Plan" shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA that is maintained for employees of any Credit Party or any ERISA Affiliate including any Pension Plan that has at any time within the preceding six (6) years been maintained, funded or administered for the employees of any Credit Party or any current or former ERISA Affiliate.

"Environmental Claim" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of violation, investigations (other than internal reports prepared by any Person in the Ordinary Course of Business and not in response to any Governmental Body) or proceedings relating in any way to any actual or alleged violation of or liability under any Environmental Law or relating to any permit issued, under any such Environmental Law, including, without limitation, any and all orders by Governmental Bodies for enforcement, cleanup, removal, response, remedial or other actions, contribution, cost recovery, compensation or injunctive relief resulting from any release of Hazardous Materials giving rise to any alleged injury or threat of injury to human health or the environment.

"Environmental Laws" shall mean any and all federal, foreign, state, provincial and local laws, statutes, ordinances, codes, rules, standards and regulations, permits, licenses and orders of courts or Governmental Bodies, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials.

"Equipment" shall mean equipment as defined in the Uniform Commercial Code and includes, without limitation, the Fleet Assets.

"Equipment / Fleet Assets Advance Rate" shall mean eighty-five percent (85%); provided that such amount shall be reduced by (i) one-half (0.50) percentage point on April 1, 2017 and (ii) one (1.00) percentage point on July 1, 2017 and on the first day of each calendar quarter thereafter until reduced to sixty percent (60%).

"Equipment Utilization Agreement (Argonaut)" shall mean that certain Equipment Utilization Agreement dated as of December 30, 2016 by and among the Borrowers, Agent, Argonaut and the other parties from time to time party thereto, as the same may be may be amended, restated, supplemented or otherwise modified from time to time.

"Equipment Utilization Agreement (Chubb)" shall mean that certain Equipment Utilization Agreement dated as of December 30, 2016 by and among the Borrowers, Agent, Chubb and the other parties from time to time party thereto, as the same may be may be amended, restated, supplemented or otherwise modified from time to time.

"Equipment Utilization Agreement (Multi-Surety)" shall mean that certain Equipment Utilization Agreement dated as of December 30, 2016 by and among the Borrowers, Agent,

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Zurich, Liberty and the other parties from time to time party thereto, as the same may be may be amended, restated, supplemented or otherwise modified from time to time.

"Equipment Utilization Agreements" shall mean the Equipment Utilization Agreement (Argonaut), the Equipment Utilization Agreement (Chubb) and the Equipment Utilization Agreement (Multi-Surety).

"Equipment Utilization Agreement Reserve" shall mean a reserve in the amount of the Applicable Monthly Access Fees (as defined in each Equipment Utilization Agreement) paid to Agent pursuant to the Equipment Utilization Agreements.

"Equity Interests" shall mean, with respect to any Person, any and all shares, rights to purchase, options, warrants, general, limited or limited liability partnership interests, member interests, participation or other equivalents of or interest in (regardless of how designated) equity of such Person, whether voting or nonvoting, including common stock, preferred stock, convertible securities or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act), including in each case all of the following rights relating to such Equity Interests, whether arising under the Organizational Documents of the Person issuing such Equity Interests (the "issuer") or under the applicable laws of such issuer's jurisdiction of organization relating to the formation, existence and governance of corporations, limited liability companies or partnerships or business trusts or other legal entities, as the case may be: (i) all economic rights (including all rights to receive dividends and distributions) relating to such Equity Interests; (ii) all voting rights and rights to consent to any particular action(s) by the applicable issuer; (iii) all management rights with respect to such issuer; (iv) in the case of any Equity Interests consisting of a general partner interest in a partnership, all powers and rights as a general partner with respect to the management, operations and control of the business and affairs of the applicable issuer; (v) in the case of any Equity Interests consisting of the membership/limited liability company interests of a managing member in a limited liability company, all powers and rights as a managing member with respect to the management, operations and control of the business and affairs of the applicable issuer; (vi) all rights to designate or appoint or vote for or remove any officers, directors, manager(s), general partner(s) or managing member(s) of such issuer and/or any members of any board of members/managers/partners/directors that may at any time have any rights to manage and direct the business and affairs of the applicable issuer under its Organizational Documents as in effect from time to time or under Applicable Law; (vii) all rights to amend the Organizational Documents of such issuer, (viii) in the case of any Equity Interests in a partnership or limited liability company, the status of the holder of such Equity Interests as a "partner", general or limited, or "member" (as applicable) under the applicable Organizational Documents and/or Applicable Law; and (ix) all certificates evidencing such Equity Interests.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974 and the rules and regulations thereunder, each as may be amended or supplemented from time to time.

"ERISA Affiliate" shall mean any Person who together with any Credit Party or any of its Subsidiaries is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

"Event of Default" shall have the meaning set forth in Article X hereof.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Excluded Deposit Account" shall mean a deposit account of the Credit Parties that is (i) a payroll account, (ii) a withholding tax or fiduciary account, (iii) deposit account No. 1001401106 of the Loan Parties maintained at Pacific Western Bank to the extent the aggregate balance in such account (A) does not exceed $500,000 at any time and (B) constitutes cash collateral securing the Indebtedness and obligations of GLDD LLC under that certain Bareboat Charter Agreement, dated December 10, 2015, as amended, between GLDD LLC and Pacific Western Bank for the vessel Lake Michigan, (iv) deposit account No. 4653644823 of the Loan Parties maintained at Wells Fargo Bank, National Association to the extent the aggregate balance in such account (A) does not exceed $7,035,000 at any time and (B) constitutes cash collateral for letter of credit obligations owing to Wells Fargo Bank, National Association and described on Schedule 1.4, (v) deposit account No. 86661-01364 of GLDD LLC maintained at Bank of America, N.A. so long as such account is used only as a disbursement account, (vi)  deposit account No. 000120917745 of Infrastructure maintained at Bank of America, N.A. so long as such account is used only as a disbursement account, (vii) a deposit account located outside of the United States to the extent the aggregate balance in all such accounts does not exceed $5,000,000  at  any time and such accounts are used only to fund projects in the Ordinary Course of Business, and (viii) any other domestic account to the extent the aggregate balance in all such accounts does not exceed $750,000 at any time.

"Excluded Equity Issuance" shall mean (a) in the event that GLDD or any of its Subsidiaries forms any Subsidiary in accordance with this Agreement, the issuance by such Subsidiary of Equity Interests to GLDD or such Subsidiary, as applicable, (b) the issuance of Equity Interests by GLDD in order to finance the purchase consideration (or a portion thereof) in connection with a Permitted Acquisition (including the issuance of Equity Interests by GLDD to the seller in a Permitted Acquisition) or to finance any Capital Expenditures to the extent permitted under this Agreement, (c) the issuance of Equity Interests by GLDD (i) pursuant to the exercise of options or warrants, (ii) pursuant to the conversion of any debt securities to equity or the conversion of any class of equity securities to any other class of equity securities, (iii) issued, sold or granted in lieu of paying management fees or consulting fees in cash, or (iv) to any member of management, officer, independent director or employee of any Credit Party, (d) the issuance of any director's qualifying shares, and (e) the issuance of Equity Interests that is a Permitted Restricted Payment.

"Excluded Hedge Liability or Liabilities" shall mean, with respect to each Borrower and Guarantor, each of its Swap Obligations if, and only to the extent that, all or any portion of this Agreement or any Other Document that relates to such Swap Obligation is or becomes illegal under the CEA, or any rule, regulation or order of the CFTC, solely by virtue of such Borrower's and/or Guarantor's failure to qualify as an Eligible Contract Participant on the Eligibility Date for such Swap. Notwithstanding anything to the contrary contained in the foregoing or in any other provision of this Agreement or any Other Document, the foregoing is subject to the following provisos: (a) if a Swap Obligation arises under a master agreement governing more than one Swap, this definition shall apply only to the portion of such Swap Obligation that is attributable

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

to Swaps for which such guaranty or security interest is or becomes illegal under the CEA, or any rule, regulations or order of the CFTC, solely as a result of the failure by such Borrower or Guarantor for any reason to qualify as an Eligible Contract Participant on the Eligibility Date for such Swap; (b) if a guarantee of a Swap Obligation would cause such obligation to be an Excluded Hedge Liability but the grant of a security interest would not cause such obligation to be an Excluded Hedge Liability, such Swap Obligation shall constitute an Excluded Hedge Liability for purposes of the guaranty but not for purposes of the grant of the security interest; and (c) if there is more than one Borrower or Guarantor executing this Agreement or the Other Documents and a Swap Obligation would be an Excluded Hedge Liability with respect to one or more of such Persons, but not all of them, the definition of Excluded Hedge Liability or Liabilities with respect to each such Person shall only be deemed applicable to (i) the particular Swap Obligations that constitute Excluded Hedge Liabilities with respect to such Person, and (ii) the particular Person with respect to which such Swap Obligations constitute Excluded Hedge Liabilities.

"Excluded Property" shall mean (i) voting Equity Interests of any CFC, to the extent that such Equity Interests represent more than sixty-five percent (65%) of the outstanding voting Equity Interests of such Subsidiary or voting Equity Interests of any other CFC Entity (other than a CFC); (ii) any rights or interest in any General Intangible, contract, lease, permit, license, or license agreement of any Credit Party, if under the terms of such General Intangible, contract, lease, permit, license, or license agreement, or applicable law with respect thereto, the grant of a security interest or lien therein is prohibited as a matter of law or under the terms of such General Intangible, contract, lease, permit, license, or license agreement (or the grant of a security interest or lien therein would invalidate such General Intangible, contract, lease, permit, license, or license agreement or breach, default or create a right of termination in favor of any other party thereto) and such prohibition or restriction has not been waived or the consent of the other party to such General Intangible, contract, lease, permit, license, or license agreement has not been obtained (provided, that, (A) the foregoing exclusions of this paragraph shall in no way be construed (1) to apply to the extent that any described prohibition or restriction is ineffective under Section 9-406, 9-407, 9-408, or 9-409 of the Uniform Commercial Code or other applicable law, or (2) to apply to the extent that any consent or waiver has been obtained that would permit Agent's security interest or lien to attach notwithstanding the prohibition or restriction on the pledge of such General Intangible, contract, lease, permit, license, or license agreement, and (B) the foregoing exclusions of this subclause (ii) shall in no way be construed to limit, impair, or otherwise affect any of Agent's continuing security interests in and liens upon any rights or interests of any Credit Party in or to (1) Receivables or monies due or to become due under or in connection with any described General Intangible, contract, lease, permit, license, license agreement, or (2) any proceeds from the sale, license, lease, or other dispositions of any such General Intangible, contract, lease, permit, license, license agreement (including any Equity Interests)); (iii) any United States intent-to-use trademark applications for which an amendment to allege use or a statement of use has not been filed and accepted by the Patent and Trademark Office, to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law, provided that upon submission and acceptance by the Patent and Trademark Office of an amendment to allege use or a statement of use pursuant to 15 U.S.C. Section 1051(c) or (d) (or any successor provision), such intent-to-use

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

trademark application shall be considered Collateral; (iv) any Equipment of a Credit Party that is subject to a perfected Lien that constitutes a Permitted Encumbrance under clause (g) of the definition of "Permitted Encumbrance" if and for so long as the grant of a security interest therein to Agent in such Equipment shall constitute or result in a breach or termination pursuant to the terms of, or a default under, the agreement entered into in connection with such Permitted Encumbrance on such Equipment, provided however that such security interest shall attach immediately at such time as the term restricting the attachment of a security interest in such Equipment is no longer operative or the attachment of a security interest in such Equipment would not constitute or result in a breach or termination pursuant to the terms of, or a default under, such agreement; (v) any Excluded Deposit Account; (vi) Fleet Assets flagged in Bahrain as of the Closing Date; (vii) Real Property unless a Collateral Trigger Event has occurred; or (viii) any foreign Intellectual Property registered in a jurisdiction outside the United States unless a Collateral Trigger Event has occurred.

"Excluded Taxes" shall mean, with respect to Agent, any Lender, Participant, Swing Loan Lender, Issuer or any other recipient of any payment to be made by or on account of any Obligations, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office or applicable lending office is located or, in the case of any Lender, Participant, Swing Loan Lender or Issuer, in which its applicable lending office is located or that are Other Connection Taxes, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which any Borrower is located, (c) in the case of a Foreign Lender, any U.S. federal withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new lending office other than a designation change made at the request of any Credit Party) or is attributable to such Foreign Lender's failure or inability (other than as a result of a Change in Law) to comply with Section 3.10(e), except to the extent that such Foreign Lender or Participant (or its assignor or seller of a participation, if any) was entitled, at the time of designation of a new lending office (or assignment or sale of a participation), to receive additional amounts from Borrowers with respect to such withholding tax pursuant to Section 3.10(a), or (d) any U.S. federal withholding Taxes imposed under FATCA.

"Existing Letters of Credit" shall mean the letters of credit listed on Schedule 2.11.

"Existing Revolving Credit Facility" shall mean that certain Credit Agreement, dated June 4, 2012, by and among GLDD, the other Credit Parties (as defined therein), the Lenders (as defined therein) and Wells Fargo Bank, National Association, as Administrative Agent.

"Extraordinary Receipts" shall mean any cash received by GLDD or any of its Subsidiaries consisting of (a) foreign, United States, state or local tax refunds, (b) pension plan reversions, (c) judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action, (d) indemnity payments (other than to the extent such indemnity payments are (i) immediately payable to a Person that is not an Affiliate of GLDD or any of its Subsidiaries or (ii) received by GLDD or any of its Subsidiaries as reimbursement for any costs previously incurred or any payment previously made by such Person) and (e) any

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

purchase price adjustment received in connection with any purchase agreement, other than any working capital adjustment in connection with any Permitted Acquisition.

"Facility Fee" shall have the meaning set forth in Section 3.3 hereof.

"FATCA" shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations thereunder or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code.

"Federal Funds Effective Rate" shall mean for any day the rate per annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; provided, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the "Federal Funds Effective Rate" for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced.  Notwithstanding the foregoing, if the Federal Funds Effective Rate as determined under the method above would be less than zero (0.00), such rate shall be deemed to be zero (0.00) for purposes of this Agreement.

"Federal Funds Open Rate" shall mean for any day the rate per annum (based on a year of 360 days and actual days elapsed) which is the daily federal funds open rate as quoted by ICAP North America, Inc. (or any successor) as set forth on the Bloomberg Screen BTMM for that day opposite the caption "OPEN" (or on such other substitute Bloomberg Screen that displays such rate), or as set forth on such other recognized electronic source used for the purpose of displaying such rate as selected by PNC (an "Alternate Source") (or if such rate for such day does not appear on the Bloomberg Screen BTMM (or any substitute screen) or on any Alternate Source, or if there shall at any time, for any reason, no longer exist a Bloomberg Screen BTMM (or any substitute screen) or any Alternate Source, a comparable replacement rate determined by PNC at such time (which determination shall be conclusive absent manifest error); provided however, that if such day is not a Business Day, the Federal Funds Open Rate for such day shall be the "open" rate on the immediately preceding Business Day.  If and when the Federal Funds Open Rate changes, the rate of interest with respect to any advance to which the Federal Funds Open Rate applies will change automatically without notice to Borrowers, effective on the date of any such change.

"Fee Letter" shall mean the fee letter dated the Closing Date among Borrowers and PNC.

"Fixed Charge Coverage Ratio" shall mean, with respect to GLDD on a Consolidated Basis for any fiscal period, the ratio of (a) EBITDA for such fiscal period, minus Unfinanced Capital Expenditures made during such period, minus cash federal, state, local and foreign income and franchise taxes paid during such period, to (b) the sum of all Debt Payments made

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

during such period plus all Restricted Payments of a Credit Party paid in cash during such period.  For purposes of calculating the Fixed Charge Coverage Ratio for any period ending on or prior to September 30, 2017, Unfinanced Capital Expenditures, cash federal, state, local and foreign income and franchise taxes paid, Debt Payments and Restricted Payments for each fiscal month set forth below shall be deemed to be the amount set forth below opposite such item and fiscal month.

Fiscal Month	Unfinanced Capital Expenditures	Federal, state, local and foreign income and franchise taxes paid	Debt Payments	Restricted Payments
December 2015	$[*]	$[*]	$[*]	$[*]
January 2016	$[*]	$[*]	$[*]	$[*]
February 2016	$[*]	$[*]	$[*]	$[*]
March 2016	$[*]	$[*]	$[*]	$[*]
April 2016	$[*]	$[*]	$[*]	$[*]
May 2016	$[*]	$[*]	$[*]	$[*]
June 2016	$[*]	$[*]	$[*]	$[*]
July 2016	$[*]	$[*]	$[*]	$[*]
August 2016	$[*]	$[*]	$[*]	$[*]
September 2016	$[*]	$[*]	$[*]	$[*]
October 2016	$[*]	$[*]	$[*]	$[*]

"Fleet Assets" shall mean the vessels owned by the Credit Parties, including dredges, scows, barges, tugs and miscellaneous watercraft, and shall include, without limitation, the ATB Assets.

"Flood Laws" shall mean all Applicable Laws relating to policies and procedures that address requirements placed on federally regulated lenders under the National Flood Insurance Reform Act of 1994 and other Applicable Laws related thereto.

"Foreign Currency/Commodity Hedge" shall mean (i) any foreign exchange transaction, including spot and forward foreign currency purchases and sales, listed or over-the-counter options on foreign currencies, non-deliverable forwards and options, foreign currency swap agreements or currency exchange rate price hedging arrangements, and any other similar transaction providing for the purchase of one currency in exchange for the sale of another currency entered into by any Borrower, Guarantor and/or any of their respective Subsidiaries, and (ii) any swap, forward or derivative transaction in respect of commodities and any arrangement or other similar transaction hedging commodities that is entered into by any Borrower, Guarantor and/or any of their respective Subsidiaries.

"Foreign Currency/Commodity Hedge Liabilities" shall have the meaning assigned in the definition of Lender-Provided Foreign Currency/Commodity Hedge.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

"Foreign Lender" shall mean any Lender that is organized under the laws of a jurisdiction other than that in which Borrowers are resident for tax purposes.  For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

"Foreign Location Release Conditions" shall mean, with respect to a request for a release of Agent's Lien on a Release Eligible Specified Foreign Location Vessel, each of the following conditions:  (a) the ATB Assets shall be Eligible Fleet Assets (for the avoidance of doubt, the ATB Assets shall be covered by an Acceptable Appraisal) and have been deployed in revenue producing activities for at least one hundred eighty (180) days, (b) after giving effect to any release, Undrawn Availability exceeds $60,000,000, (c) pro forma Undrawn Availability exceeds $60,000,000 at all times during the thirty (30) day period prior to such release (calculated as if such release occurred on the first day of such period), (d) the Fixed Charge Coverage Ratio shall be at least 1.10 to 1.00 for the most recently ended fiscal month for which Agent has received financial statements required under Section 9.9, (e) no Default or Event of Default exists or would be caused thereby, and (f) the aggregate Net Orderly Liquidation Value of all Release Eligible Specified Foreign Location Vessels with respect to which Liens have been released does not exceed $86,700,000.

"Foreign Location Sublimit" shall mean (a) during the period commencing on the date hereof and ending on the earlier of (i) the first anniversary of the date hereof and (ii) the date the ATB Assets are a Documented Vessel free and clear of all Liens (other than Permitted Encumbrances) and are operational and in class, an amount equal to $75,000,000 and (b) at all other times an amount equal to $25,000,000.

"Foreign Subsidiary" shall mean any Subsidiary of any Person that is not organized or incorporated in the United States, any State or territory thereof or the District of Columbia.

"Formula Amount" shall have the meaning set forth in Section 2.1(a) hereof.

"GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

"GLDD on a Consolidated Basis" shall mean the consolidation in accordance with GAAP of the accounts or other items of GLDD and its Subsidiaries.

"Governmental Acts" shall mean any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Body.

"Governmental Body" shall mean any nation or government, any state or other political subdivision thereof or any entity, authority, agency, division or department exercising the executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to a government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).

"Gross Amount" shall have the meaning set forth in Section 2.1(a) hereof.

"Guarantor" shall mean any Person who may hereafter guarantee payment or performance of the whole or any part of the Obligations and "Guarantors" means collectively all such Persons.

"Guaranty" shall mean any guaranty of the Obligations executed by a Guarantor in favor of Agent for its benefit and for the ratable benefit of Lenders, in form and substance satisfactory to Agent.

"Guaranty Obligation" shall mean, with respect to GLDD and its Subsidiaries, without duplication, any obligation, contingent or otherwise, of any such Person pursuant to which such Person has directly or indirectly guaranteed any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term Guaranty Obligation shall not include endorsements for collection or deposit in the Ordinary Course of Business.

"Hazardous Materials" shall mean any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Body, (c) the presence of which require investigation or remediation under any Environmental Law, (d) the discharge or emission or release of which requires a permit under any Environmental Law, or (e) which are or contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, natural gas or synthetic gas.

"Hedge Liabilities" shall mean collectively, the Foreign Currency/Commodity Hedge Liabilities and the Interest Rate Hedge Liabilities.

"Immaterial Subsidiary" shall mean each of Dawson Marine Services Company, a Delaware corporation, Terra Contracting Services, LLC, a Delaware limited liability company, Terra Fluid Services, LLC, a Delaware limited liability company, and Fifty-Three Dredging Corporation, a New Jersey corporation.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

"Indebtedness" shall mean, as to any Person at any time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of:  (a) borrowed money; (b) amounts received under or liabilities in respect of any note purchase or acceptance credit facility, and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (c) all Capitalized Lease Obligations; (d) reimbursement obligations (contingent or otherwise) under any letter of credit agreement, banker's acceptance agreement or similar arrangement; (e) obligations under any Interest Rate Hedge, Foreign Currency/Commodity Hedge, or other interest rate management device, foreign currency exchange agreement, currency swap agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement; (f) any other advances of credit made to or on behalf of such Person or other transaction (including forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements including to finance the purchase price of property or services and all obligations of such Person to pay the deferred purchase price of property or services (but not including trade payables and accrued expenses incurred in the Ordinary Course of Business which are not represented by a promissory note or other evidence of indebtedness); (g) all Equity Interests of such Person subject to mandatory repurchase or redemption rights or obligations (excluding repurchases or redemptions at the sole option of such Person); (h) all indebtedness, obligations or liabilities constituting Indebtedness of a third party secured by a Lien on any asset of such Person, whether or not such indebtedness, obligations or liabilities are otherwise an obligation of such Person; (i) all obligations of such Person for "earn outs", purchase price adjustments, profit sharing arrangements, deferred purchase money amounts and similar payment obligations or continuing obligations of any nature of such Person arising out of purchase and sale contracts; (j) Bonding Obligations; (k) obligations arising under bonus, deferred compensation, incentive compensation or similar arrangements, other than those arising in the Ordinary Course of Business; and (l) any guaranty of any indebtedness, obligations or liabilities of a type described in the foregoing clauses (a) through (k).

"Indemnified Taxes" shall mean (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by, or on account of, any obligation of a Credit Party under this Agreement or Other Document and (b) to the extent not otherwise described in (a), Other Taxes.

"Ineligible Security" shall mean any security which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C. Section 24, Seventh), as amended.

"Insolvency Event" shall mean, with respect to any Person, including without limitation any Lender, such Person or such Person's direct or indirect parent company (a) becomes the subject of a bankruptcy or insolvency proceeding (including any proceeding under the Bankruptcy Code), or regulatory restrictions, (b) has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it or has called a meeting of its creditors, (c) admits in writing its inability, or be generally unable, to pay its debts as they

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

become due or cease operations of its present business, (d) with respect to a Lender, such Lender is unable to perform hereunder due to the application of Applicable Law, or (e) in the good faith determination of Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment of a type described in clauses (a) or (b), provided that an Insolvency Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person or such Person's direct or indirect parent company by a Governmental Body or instrumentality thereof if, and only if, such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Body or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

"Intellectual Property" shall mean property constituting a patent, copyright, trademark (or any application in respect of the foregoing), service mark, copyright, copyright application, trade name, mask work, trade secrets, design right, assumed name or license or other right to use any of the foregoing under Applicable Law.

"Intentional Overadvances" shall have the meaning set forth in Section 16.2(e) hereof.

"Intercompany Subordination Agreement" shall mean the Intercompany Subordination Agreement of even date herewith among Credit Parties, certain Affiliates of Credit Parties and Agent.

"Intercreditor Agreement (Argonaut)" shall mean that certain Intercreditor Agreement dated as of even date herewith by and among the Borrowers, Agent, Argonaut and the other parties from time to time party thereto, as the same may be may be amended, restated, supplemented or otherwise modified from time to time.

"Intercreditor Agreement (Chubb)" shall mean that certain Intercreditor Agreement dated as of even date herewith by and among the Borrowers, Agent, Chubb and the other parties from time to time party thereto, as the same may be may be amended, restated, supplemented or otherwise modified from time to time.

"Intercreditor Agreement (Liberty)" shall mean that certain Intercreditor Agreement dated as of even date herewith by and among the Borrowers, Agent, Liberty and the other parties from time to time party thereto, as the same may be may be amended, restated, supplemented or otherwise modified from time to time.

"Intercreditor Agreement (Zurich)" shall mean that certain Intercreditor Agreement dated as of even date herewith by and among the Borrowers, Agent, Zurich and the other parties from time to time party thereto, as the same may be may be amended, restated, supplemented or otherwise modified from time to time.

"Intercreditor Agreements" shall mean the Intercreditor Agreement (Argonaut), the Intercreditor Agreement (Chubb), the Intercreditor Agreement (Liberty) and the Intercreditor Agreement (Zurich).

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

"Interest Period" shall mean the period provided for any LIBOR Rate Loan pursuant to Section 2.2(b) hereof.

"Interest Rate Hedge" shall mean an interest rate exchange, collar, cap, swap, floor, adjustable strike cap, adjustable strike corridor, cross-currency swap or similar agreements entered into by any Borrower, Guarantor and/or their respective Subsidiaries in order to provide protection to, or minimize the impact upon, such Borrower, any Guarantor and/or their respective Subsidiaries of increasing floating rates of interest applicable to Indebtedness.

"Interest Rate Hedge Liabilities" shall have the meaning assigned in the definition of Lender-Provided Interest Rate Hedge.

"Inventory" shall mean as to each Credit Party all of such Credit Party's inventory (as defined in Article 9 of the Uniform Commercial Code) and all of such Credit Party's goods, merchandise and other personal property, wherever located, to be furnished under any consignment arrangement, contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in such Credit Party's business or used in selling or furnishing such goods, merchandise and other personal property, and all Documents.

"Investment" shall mean, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person, (b) a loan, advance or capital contribution to, guaranty or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor incurs Guaranty Obligations, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person.

"Issuer" shall mean (i) PNC in its capacity as the issuer of Letters of Credit under this Agreement and (ii) any other Lender that, at the request of Borrowing Agent and with the consent of Agent, agrees, in such Lender's sole discretion, to become an Issuer for the purpose of issuing any particular Letter of Credit under this Agreement in place of PNC as issuer (provided that any such Lender may resign as Issuer in its sole discretion at any time). Bank of America, N.A. shall be an Issuer with respect to the Existing Letters of Credit but shall not be an Issuer with respect to any other Letter of Credit unless agreed to between Bank of America, N.A. and Borrowing Agent and consented to by Agent.

"Judgment Currency" shall have the meaning set forth in Section 16.20.

"Law(s)" shall mean any law(s) (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, issued guidance, release, ruling, order, executive order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or any settlement arrangement, by agreement, consent or otherwise, with any Governmental Body, foreign or domestic.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

"Lender" and "Lenders" shall have the meaning ascribed to such term in the preamble to this Agreement and shall include each Person which becomes a transferee, successor or assign of any Lender.  For the purpose of provision of this Agreement or any Other Document which provides for the granting of a security interest or other Lien to Agent for the benefit of Lenders as security for the Obligations, "Lenders" shall include any Affiliate of a Lender to which such Obligation (specifically including any Hedge Liabilities and any Cash Management Liabilities) is owed.

"Lender-Provided Foreign Currency/Commodity Hedge" shall mean a Foreign Currency/Commodity Hedge which is provided by any Lender and for which such Lender confirms to Agent in writing prior to the execution thereof that it:  (a) is documented in a standard International Swap Dealers Association, Inc. Master Agreement or another reasonable and customary manner; (b) provides for the method of calculating the reimbursable amount of the provider's credit exposure in a reasonable and customary manner; and (c) is entered into for hedging (rather than speculative) purposes.  The liabilities owing to the provider of any Lender-Provided Foreign Currency/Commodity Hedge (the "Foreign Currency/Commodity Hedge Liabilities") by any Borrower or any Guarantor that is party to such Lender-Provided Foreign Currency/Commodity Hedge shall, for purposes of this Agreement and all Other Documents be Obligations hereunder, and otherwise treated as Obligations for purposes of the Other Documents (except to the extent constituting Excluded Hedge Liabilities of such Person), but only so long as such provider (if not PNC or an Affiliate of PNC) has notified Agent in writing of such Lender-Provided Foreign Currency/Commodity Hedge within ten (10) days of such agreement or arrangement.

"Lender-Provided Interest Rate Hedge" shall mean an Interest Rate Hedge which is provided by any Lender and with respect to which such Lender confirms to Agent in writing prior to the execution thereof that it:  (a) is documented in a standard International Swap Dealers Association, Inc. Master Agreement or another reasonable and customary manner; (b) provides for the method of calculating the reimbursable amount of the provider's credit exposure in a reasonable and customary manner; and (c) is entered into for hedging (rather than speculative) purposes.  The liabilities owing to the provider of any Lender-Provided Interest Rate Hedge (the "Interest Rate Hedge Liabilities") by any Borrower or any Guarantor that is party to such Lender-Provided Interest Rate Hedge shall, for purposes of this Agreement and all Other Documents be Obligations hereunder, and otherwise treated as Obligations for purposes of the Other Documents (except to the extent constituting Excluded Hedge Liabilities of such Person), but only so long as such provider (if not PNC or an Affiliate of PNC) has notified Agent in writing of such Lender-Provided Interest Rate Hedge within ten (10) days of such agreement or arrangement.

"Letter of Credit Application" shall have the meaning set forth in Section 2.12(a) hereof.

"Letter of Credit Borrowing" shall have the meaning set forth in Section 2.14(d) hereof.

"Letter of Credit Fees" shall have the meaning set forth in Section 3.2 hereof.

"Letter of Credit Sublimit" shall mean $250,000,000.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

"Letters of Credit" shall have the meaning set forth in Section 2.11 hereof.

"Liberty" shall mean Liberty Mutual Insurance Company.

"Liberty Agreement" shall mean that certain General Agreement of Indemnity dated as of April 7, 2015 among Liberty, the Borrowers and the other parties thereto.

"LIBOR Alternate Source" shall have the meaning set forth in the definition of LIBOR Rate.

"LIBOR Rate" shall mean, with respect to the Advances to which the LIBOR Rate applies for any Interest Period, the interest rate per annum determined by Agent by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of one percent (1%) per annum) (i) the rate which appears on the Bloomberg Page BBAM1 (or on such other substitute Bloomberg page that displays rates at which US dollar deposits are offered by leading banks in the London interbank deposit market), or the rate which is quoted by another source selected by Agent as an authorized information vendor for the purpose of displaying rates at which US dollar deposits are offered by leading banks in the London interbank deposit market (for purposes of this definition, a "LIBOR Alternate Source"), at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period as the London interbank offered rate for Dollars for an amount comparable to such LIBOR Rate Loan and having a borrowing date and a maturity comparable to such Interest Period (or if there shall at any time, for any reason, no longer exist a Bloomberg Page BBAM1 (or any substitute page) or any LIBOR Alternate Source, a comparable replacement rate determined by Agent at such time (which determination shall be conclusive absent manifest error)), by (ii) a number equal to 1.00 minus the Reserve Percentage.  Notwithstanding the foregoing, if the LIBOR Rate as determined under any method above would be less than zero (0.00), such rate shall be deemed to be zero (0.00) for purposes of this Agreement.

The LIBOR Rate shall be adjusted with respect to any Advance to which the LIBOR Rate applies that is outstanding on the effective date of any change in the Reserve Percentage as of such effective date.  Agent shall give prompt notice to Borrowing Agent of the LIBOR Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

"LIBOR Rate Loan" shall mean any Advance that bears interest based on the LIBOR Rate.

"Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien (whether statutory or otherwise), charge, claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

"Lien Waiver Agreement" shall mean an agreement which is executed in favor of Agent by a Person who owns or occupies premises at which any Collateral may be located from time to time in form and substance satisfactory to Agent.

"Magnus Earnout" shall mean shall mean the obligation of Solutions to pay aggregate contingent purchase price consideration to the former shareholders of Magnus Pacific Corporation (now known as Infrastructure) not to exceed $11,400,000 payable, at the option of Solutions, either in cash or with common shares of GLDD stock, in each case on March 31, 2020.

"Maritime Reserves" shall mean reserves established by Agent for preferred maritime liens, obligations owing to subcontractors for work performed on Fleet Assets and liens for crew wages, repairs, fuel, maintenance, dockage and other necessaries that may have priority over Agent's Lien on the Collateral

"Maritime Security Documents" shall mean the Ship Mortgages, the Assignment of Earnings and Charters, and the Assignment of Insurances.

"Material Adverse Effect" shall mean, with respect to GLDD and its Subsidiaries, (a) a material adverse effect on the properties, business, operations, assets, liabilities or condition (financial or otherwise) of such Persons, taken as a whole; (b) a material impairment of the rights and remedies of Agent or any Lender under this Agreement or any Other Document; or (c) a material impairment of the legality, validity, binding effect or enforceability against any Credit Party of this Agreement or any Other Document to which it is a party.

"Material Contract" shall mean any contract, agreement, instrument, permit, lease or license, written or oral, of any Credit Party, which would constitute a "material definitive agreement".  For the purposes of this definition a "material definitive agreement" shall mean an agreement that provides for obligations that are material to and enforceable against the applicable Credit Party, or rights that are material to the applicable Credit Party and enforceable by the applicable Credit Party against one or more other parties to the agreement, in each case whether or not subject to conditions.

"Maturity Date" shall mean December 30, 2019; provided, that notwithstanding the forgoing, the Maturity Date shall mean November 3, 2018 unless prior to such date the maturity date of the Note Indenture Obligations has been extended (whether by amendment or pursuant to a Permitted Notes Refinancing) to a date occurring on or after March 31, 2020.

"Maximum Swing Loan Advance Amount" shall mean $25,000,000; provided that, upon the effective date of each increase in the Maximum Revolving Advance Amount in accordance with Section 2.24, the Maximum Swing Loan Advance Amount shall increase by an amount equal to ten percent (10%) of the amount of such increase in the Maximum Revolving Advance Amount.

"Maximum Revolving Advance Amount" shall mean $250,000,000 plus any increases in accordance with Section 2.24.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

"Maximum Undrawn Amount" shall mean, with respect to any outstanding Letter of Credit as of any date, the amount of such Letter of Credit that is or may become available to be drawn, including all automatic increases provided for in such Letter of Credit, whether or not any such automatic increase has become effective.

"Modified Commitment Transfer Supplement" shall have the meaning set forth in Section 16.3(d) hereof.

"Modified Undrawn Availability" shall mean as of any date of determination Undrawn Availability calculated as if the Availability Block is $0.

"Mortgage" shall mean any mortgage on the Real Property securing the Obligations.

"Multiemployer Plan" shall mean a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which any Credit Party or any ERISA Affiliate is making, or is accruing an obligation to make, or has accrued an obligation to make contributions within the preceding six (6) years.

"Negotiable Document" shall mean a Document that is "negotiable" within the meaning of Article 7 of the Uniform Commercial Code.

"Net Cash Proceeds" shall mean, with respect to, any issuance or incurrence of any Indebtedness, any issuance of Equity Interests, any disposition of assets or the receipt of any Extraordinary Receipts by GLDD or any of its Subsidiaries, the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or disposition of deferred consideration) by or on behalf of such Person or such Subsidiary, in connection therewith after deducting therefrom only (a) in the case of any disposition of assets, the amount of any Permitted Indebtedness secured by any Permitted Encumbrance on such assets if such Permitted Encumbrance is senior to the Lien of Agent securing the Obligations and is required to be, and is, repaid in connection therewith (other than Indebtedness under this Agreement), (b) reasonable expenses, transaction fees, underwriting fees and similar fees, related thereto incurred by such Person or such Subsidiary in connection therewith, (c) transfer taxes paid to any taxing authorities by such Person or such Subsidiary in connection therewith, and (d) net income taxes (or a reasonable reserve therefor) to be paid in connection therewith (after taking into account any tax credits or deductions available under applicable law, including by way of being a member of a consolidated, combined or unitary group), in each case, to the extent, but only to the extent, that the amounts so deducted are (i) actually paid to a Person that, except in the case of payments permitted under Section 7.10 hereof, reasonable out-of-pocket expenses or taxes, is not an Affiliate of such Person or any of its Subsidiaries and (ii) properly attributable to such transaction or to the asset that is the subject thereof.

"Net Income" shall mean, for any period, with respect to GLDD on a Consolidated Basis, the net income (or loss) for such period, determined on a Consolidated basis, without duplication, in accordance with GAAP (exclusive of (i) interest income, (ii) net income attributable to any Subsidiary of GLDD that is not a Credit Party and not wholly-owned directly

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

or indirectly by GLDD, (iii) gains from the sale of assets, and (iv) all amounts in respect of any extraordinary or non-recurring gains).

"Net Orderly Liquidation Value" shall mean, as of any date of determination, with respect to Eligible Equipment or Eligible Fleet Assets, the value of such Eligible Equipment or Eligible Fleet Assets that is estimated to be recoverable in an orderly liquidation of such Eligible Equipment or Eligible Fleet Assets, net of all associated costs and expenses of such liquidation, as determined based upon an Acceptable Appraisal; provided, that with respect to any particular item of Eligible Equipment or Eligible Fleet Asset, costs and expenses of liquidation will be such amount as reasonably determined by Agent.

"New Fleet Asset" shall mean (a) any Fleet Asset not subject to an Acceptable Appraisal acquired by a Credit Party in the Ordinary Course of Business in an arm's length transaction after the Closing Date or (b) any Fleet Asset constructed by a Credit Party but only if such Fleet Asset shall be a Documented Vessel free and clear of all Liens (other than Permitted Encumbrances) and operational and in class and is not subject to an Acceptable Appraisal.  Any Fleet Asset shall cease to be a New Fleet Asset if after such Fleet Asset has become a New Fleet Asset, Agent receives an Acceptable Appraisal.

"Non-Defaulting Lender" shall mean, at any time, any Lender holding a Revolving Commitment that is not a Defaulting Lender at such time.

"Non-Qualifying Party" shall mean any Borrower or any Guarantor that on the Eligibility Date fails for any reason to qualify as an Eligible Contract Participant.

"Note" shall mean collectively, the Revolving Credit Notes and the Swing Loan Note.

"Note Indenture" shall mean that certain Indenture, dated as of January 28, 2011, between Wells Fargo, as trustee, and GLDD and the Subsidiary Guarantors party thereto, as the same may be may be amended, restated, supplemented or otherwise modified from time to time, including, without limitation, by the (i) First Supplemental Indenture, dated as of May 6, 2011, among NASDI, GLDD, the existing Guarantors party thereto, and Wells Fargo, as trustee, (ii) Second Supplemental Indenture, dated as of January 15, 2014, among Terra Contracting Services, LLC, GLDD, the existing Guarantors party thereto, and Wells Fargo, as trustee, and (iii) Third Supplemental Indenture, dated as of November 19, 2014, among Terra Fluid Management, LLC, Solutions, Magnus Pacific Corporation, GLDD, the existing Guarantors party thereto, and Wells Fargo, as trustee.

"Note Indenture Obligations" shall mean all of (a) GLDD's obligations under and with respect to the Note Indenture, including, without limitation, all obligations to pay principal in an aggregate principal amount not to exceed $250,000,000 under its 7‑3/8% Senior Notes due 2019, and additional senior notes issued under the Note Indenture in an aggregate principal amount not to exceed $50,000,000 on terms and conditions which would satisfy each of the requirement of clauses (i) through (iv) of the proviso below in this definition as if the issuance of such additional notes constituted a refinancing of existing notes under the Note Indenture, and all interest, premium, fees, charges, expenses and indemnities with respect thereto, and all obligations to

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

effect redemptions, repurchases and prepayments with respect thereto, in any case, whether fixed, contingent, matured or unmatured, and (b) GLDD's obligations under and with respect to such other unsecured Indebtedness the net proceeds of which are, in whole or in part, designated to be used, and are used reasonably promptly after the incurrence thereof, to refinance in whole or in part the then existing Note Indenture Obligations (including any subsequent refinancing thereof from time to time which constitutes a Permitted Note Refinancing); provided, that (i) the aggregate principal amount of such refinancing Indebtedness and any remaining Indebtedness under the Note Indenture (and any Permitted Note Refinancing thereof) does not exceed the principal amount of $300,000,000, (ii) immediately after giving effect to the incurrence of such refinancing Indebtedness and the application of proceeds thereof, GLDD and its Subsidiaries will be in pro forma compliance (giving effect to such refinancing as if it occurred as of the first day of the relevant period of calculation) with each financial covenant ratio set forth in Section 6.5 as of the most recently ended fiscal quarter for which financial statements (and the related compliance certificate) have been delivered pursuant to Section 9.9 (it being understood and agreed that GLDD shall provide a certification of such pro forma compliance but shall not be required to provide a Responsible Officer's Compliance Certificate), (iii) such refinancing Indebtedness has a final maturity more than 180 days after the Maturity Date and requires no scheduled payment of principal in cash prior to such date, and (iv) the terms of such refinancing Indebtedness, including the covenants, events of default and other terms and provisions (including quantities thereof), are reasonably acceptable to Agent, such acceptance not to be unreasonably withheld so long as such terms are no more restrictive, when taken as a whole, to GLDD and its Subsidiaries than are (x) in the case of any public issuance (including through a 144A or other similar issuance) of Indebtedness by GLDD, customary at the time of such refinancing of such type for issuers with a debt rating similar to that of GLDD and (y) in the case of any private issuance of Indebtedness by GLDD, as set forth in the Note Indenture (any such refinancing as described in this clause (b), a "Permitted Note Refinancing").

"Obligations" shall mean (i) any and all loans (including without limitation, all Advances and Swing Loans), advances, debts, liabilities, obligations (including without limitation all reimbursement obligations and Cash Collateralization obligations with respect to Letters of Credit issued hereunder), covenants and duties owing by any Borrower or any Guarantor to Issuer, Swing Loan Lender, Lenders or Agent (or to any other direct or indirect subsidiary or affiliate of Issuer, Swing Loan Lender, any Lender or Agent) of any kind or nature, present or future (including any interest or other amounts accruing thereon, any fees accruing under or in connection therewith, any costs and expenses of any Person payable by any Credit Party and any indemnification obligations payable by any Credit Party arising or payable after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to any Credit Party, whether or not a claim for post-filing or post-petition interest, fees or other amounts is allowable or allowed in such proceeding), whether or not for the payment of money, whether arising by reason of an extension of credit, opening or issuance of a letter of credit, loan, equipment lease, establishment of any commercial card or similar facility or guarantee, under any interest or currency swap, future, option or other similar agreement, or in any other manner, whether arising out of overdrafts or deposit or other accounts or electronic funds transfers (whether through automated clearing houses or otherwise) or out of Agent's or any Lender's non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository transfer check or other similar arrangements, whether direct

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated, in each case arising under or pursuant to this Agreement, the Other Documents and any amendments, extensions, renewals or increases thereto, including all costs and expenses of Agent, Issuer, Swing Loan Lender and any Lender incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including but not limited to reasonable attorneys' fees and expenses and all obligations of any Credit Party to Agent, Issuer, Swing Loan Lender or Lenders to perform acts or refrain from taking any action, (ii) all Hedge Liabilities and (iii) all Cash Management Liabilities. Notwithstanding anything to the contrary contained in the foregoing, the Obligations shall not include any Excluded Hedge Liabilities.

"Optional Currency" shall mean the following lawful currencies:  BHD (Bahrain),       QAR (Qatar), AED (United Arab  Emirates), KWD (Kuwait), SAR (Saudi Arabia), EGP (Egypt), BRL (Brazil), INR (India), EUR (Europe), GBP (UK), AUD (Australia), ILS (Israel), and any other currency approved in writing by Agent.

"Ordinary Course of Business" shall mean, with respect to any Credit Party, the ordinary course of such Credit Party's business as conducted on the Closing Date and reasonable extensions thereof.

"Organizational Documents" shall mean, with respect to any Person, any charter, articles or certificate of incorporation, certificate of organization, registration or formation, certificate of partnership or limited partnership, bylaws, operating agreement, limited liability company agreement, or partnership agreement of such Person and any and all other applicable documents relating to such Person's formation, organization or entity governance matters (including any shareholders' or equity holders' agreement or voting trust agreement) and specifically includes, without limitation, any certificates of designation for preferred stock or other forms of preferred equity.

"Other Connection Taxes" shall mean, with respect to Agent, any Lender, Participant, Swing Loan Lender, Issuer or any other recipient of any payment to be made by or on account of any Obligations, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced this Agreement or any Other Document, or sold or assigned an interest in any Advance, this Agreement or Other Document).

"Other Documents" shall mean any Mortgage, the Note, the Perfection Certificates, the Fee Letter, any Guaranty, the Intercompany Subordination Agreement, any Pledge Agreement, any Lender-Provided Interest Rate Hedge any Lender-Provided Foreign Currency/Commodity Hedge, Maritime Security Documents and any and all other agreements, instruments and documents, including intercreditor agreements, guaranties, pledges, powers of attorney, consents, interest or currency swap agreements or other similar agreements and all other writings heretofore, now or hereafter executed by any Borrower or any Guarantor and/or delivered to

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Agent or any Lender in respect of the transactions contemplated by this Agreement, in each case together with all extensions, renewals, amendments, supplements, modifications, substitutions and replacements thereto and thereof.

"Other Taxes" shall mean, with respect to Agent, any Lender, Participant, Swing Loan Lender, Issuer or any other recipient of any payment to be made by or on account of any obligations of a Credit Party under this Agreement or Other Document all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any Other Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any Other Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made at the request of a Credit Party or following an Event of Default described in Section 10.1, 10.7, 10.9 or 10.12).

"Out-of-Formula Loans" shall mean any Advances in excess of the amount permitted under Section 2.1(a).

"Participant" shall mean each Person (other than a natural Person) who shall be granted the right by any Lender to participate in any of the Advances and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

"Participant Register" shall have the meaning set forth in Section 16.3(b) hereof.

"Participation Advance" shall have the meaning set forth in Section 2.14(d) hereof.

"Participation Commitment" shall mean the obligation hereunder of each Lender holding a Revolving Commitment to buy a participation equal to its Revolving Commitment Percentage (subject to any reallocation pursuant to Section 2.22(b)(iii) hereof) in the Swing Loans made by Swing Loan Lender hereunder as provided for in Section 2.4(c) hereof and in the Letters of Credit issued hereunder as provided for in Section 2.14(a) hereof.

"Payment Conditions" shall mean, with respect to any proposed Investment, acquisition, loan, prepayment, Restricted Payment or other payment (each, a "Proposed Payment") each of the following conditions:

(a)no Default or Event of Default shall have occurred and be continuing without being waived or would result from the making of the Proposed Payment;

(b)(x) for each day during the thirty (30) calendar days prior to the date of the Proposed Payment, Undrawn Availability has been greater than the sum of twenty-five percent (25%) of the Maximum Revolving Advance Amount and the amount of the Proposed Payment, (y) after giving effect to the Proposed Payment, Undrawn Availability is greater than twenty-five percent (25%) of the Maximum Revolving Advance Amount, and (z) the Fixed Charge Coverage Ratio for to the most recently completed four (4) fiscal quarter period for which Agent has received financial statements pursuant to Section 9.9 is at least 1.10 to 1.00 (calculated as if such Proposed Payment was made on the last day of such four (4) fiscal quarter period and constitutes a Fixed Charge); and

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)Borrowing Agent has delivered a certificate to Agent certifying that all conditions set forth in clauses (a) and (b) above have been satisfied after giving effect to the Proposed Payment.

"Payment Office" shall mean initially Two Tower Center Boulevard, East Brunswick, New Jersey 08816; thereafter, such other office of Agent, if any, which it may designate by notice to Borrowing Agent and to each Lender to be the Payment Office.

"PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor agency.

"Pension Plan" shall mean any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which (a) is maintained, funded or administered for the employees of any Credit Party or any ERISA Affiliate or (b) has at any time within the preceding six (6) years been maintained, funded or administered for the employees of any Credit Party or any current or former ERISA Affiliates.

"Perfection Certificates" shall mean, collectively, the information questionnaires and the responses thereto provided by each Credit Party and delivered to Agent.

"Permitted Acquisitions" shall mean (i) the purchase or acquisition of all or substantially all of the property and assets or business of, any Person or of assets constituting a business unit, a line of business or division of such Person, or of all of the Equity Interests in a Person that, upon the consummation thereof, will be a Subsidiary that is wholly owned directly by GLDD or one or more of its wholly owned Subsidiaries (including, without limitation, as a result of a merger or consolidation), which is made solely with the net cash proceeds of any substantially concurrent sale or issuance of any Equity Interests (other than Disqualified Equity Interests of GLDD); provided, that the aggregate consideration paid by GLDD or any Subsidiary for all such acquisitions made pursuant to this subclause (i) on and after the Closing Date shall not exceed $30,000,000, or (ii) the purchase or other acquisition of all or substantially all of the property and assets or business of, any Person or of assets constituting a business unit, a line of business or division of such Person, or of all of the Equity Interest in a Person that, upon the consummation thereof, will be a Subsidiary that is wholly owned directly by GLDD or one or more of its wholly owned Subsidiaries (including, without limitation, as a result of a merger or consolidation); provided, that any single acquisition may be effected through a combination of cash and non-cash consideration permitted under subclauses (i) and (ii) hereunder, provided, further, that with respect to each purchase or other acquisition:

(a)each newly created or acquired Subsidiary shall have complied with the requirements of Section 6.11 and Section 7.12 or made arrangements reasonably satisfactory to Agent for compliance within ten (10) Business Days after the effectiveness of such Permitted Acquisition;

(b)Borrowing Agent shall have provided at least ten (10) days prior written notice of such acquisition to Agent and shall have delivered to Agent a standard due diligence

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

package, including historical financial statements and projections, and a quality of earnings report, satisfactory to Agent,

(c)Borrowing Agent shall have certified on or before the closing date of such acquisition in writing and in a form reasonably acceptable to Agent, that such acquisition has been approved by the board of directors (or equivalent governing body) of the Person to be acquired (to the extent such approval is necessary);

(d)solely in the case and to the extent of purchases and acquisitions made pursuant to clause (ii) of this definition, the total cash and noncash consideration (including, without limitation, the fair market value of all Equity Interests issued or transferred to the sellers thereof, the amount (calculated in accordance with GAAP at the time contracted for) of earn-outs and other contingent payment obligations (except to the extent the payment obligations with respect to any such earn-out or other contingent obligation has been terminated or expired) to such sellers and all assumptions of Indebtedness in connection therewith) paid by GLDD and its Subsidiaries for any such purchase or other acquisition when aggregated with the total cash and noncash consideration paid by GLDD and its Subsidiaries for all other Permitted Acquisitions consummated after the Closing Date pursuant to clause (ii) of this definition does not exceed $30,000,000;

(e)no later than two (2) Business Days (or such shorter period as may be acceptable to Agent) prior to the proposed closing date of such acquisition, Borrowing Agent shall have delivered to Agent a Responsible Officer's certificate therewith certifying that on a pro forma basis (based on the financial statements for the most recently ended fiscal month which have been secured by Agent and after giving effect to the Permitted Acquisition) the Fixed Charge Coverage Ratio of the end of each fiscal month ending during the one (1) year period following the closing of such acquisition is at least 1.10 to 1.00;

(f)no later than ten (10) Business Days (or such later time as may be reasonably acceptable to Agent) after the proposed closing date or such acquisition, GLDD, to the extent requested by Agent, shall have delivered to Agent promptly upon the finalization thereof copies of the final Permitted Acquisition documents;

(g)the Payment Conditions shall be satisfied;

(h)the assets being acquired (other than a de minimis amount of assets in relation to the assets being acquired) are located within the United States and the Person whose Equity Interests are being acquired is organized in a jurisdiction located within the United States; and

(i)Borrowing Agent shall have delivered to Agent at least one (1) Business Day (or such later time as may be reasonably acceptable to Agent) prior to the date on which any such Permitted Acquisition is to be consummated, a certificate of an officer, in form and substance reasonably satisfactory to Agent, certifying that all of the requirements set forth in this definition of Permitted Acquisition have been satisfied or will be satisfied on or prior to the consummation of such Permitted Acquisition.  No assets acquired in any such transaction(s) shall

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

be included in the Formula Amount until Agent has received a collateral audit and appraisal of such assets, in form and substance reasonably acceptable to Agent.  For the purposes of calculating Undrawn Availability under this definition, any assets being acquired in the proposed acquisition shall not be included in the Formula Amount.

"Permitted Argonaut Guaranty Obligations" shall mean Guaranty Obligations of GLDD to Argonaut under the Argonaut Agreement.

"Permitted Assignees" shall mean: (a) Agent, any Lender or any of their direct or indirect Affiliates; (b) any fund that is administered or managed by Agent or any Lender, an Affiliate of Agent or any Lender or a related entity; and (c) any Person to whom Agent or any Lender assigns its rights and obligations under this Agreement as part of an assignment and transfer of such Agent's or Lender's rights in and to a material portion of such Agent's or Lender's portfolio of asset-based credit facilities.

"Permitted Berkley Guaranty Obligations" shall mean Guaranty Obligations of GLDD to Berkley under the Berkley Agreement.

"Permitted Chubb Guaranty Obligations" shall mean Guaranty Obligations of GLDD to Chubb under the Chubb Agreement.

"Permitted Discretion" shall mean a determination made in good faith and in the exercise (from the perspective of a secured asset-based lender) of commercially reasonable business judgment.

"Permitted Dispositions" shall mean:  (a) the sale of Inventory in the Ordinary Course of Business; (b) in the Ordinary Course of Business, the granting of (i) non-exclusive intellectual property licenses, (ii) leases, licenses, subleases or sublicenses of real property, (iii) bareboat charters of vessels with Agent's prior written consent, (iv) sub-bareboat charters of vessels, which (A) are not owned by Credit Parties and (B) are subject to bareboat charters in favor of Credit Parties, to Credit Parties or Affiliates, and (v) time charters of vessels to other Credit Parties, Affiliates or customers; provided that, with respect to subclauses (iii), (iv) and (v), the Credit Party entering into such charter shall cause the Liens on any Fleet Asset created under such charter or sub-charter to be subordinate to the Liens of Agent created under the Ship Mortgage (if any) covering such Fleet Asset; (c) the lapse or abandonment of registrations of immaterial intellectual property not necessary to the operation of Credit Parties' business; (d) intercompany dispositions of assets from a Credit Party to another Credit Party; (e) usage of cash or Cash Equivalents in the Ordinary Course of Business for purposes not prohibited under this Agreement; (f) issuances of Equity Interests to the extent not otherwise prohibited hereby; (g) Permitted Encumbrances; (h) transfers of assets as a result of an involuntary loss (including any eminent domain proceedings), damage or other casualty event; (i) the disposition of obsolete, worn-out or surplus Equipment (other than any Specified Fleet Asset) in the Ordinary Course of Business, including without limitation, in connection with an exchange for credit against the purchase price of similar replacement property; (j) the sale of Noon Island, so long as (i) no Default or Event of Default has occurred and is continuing or will result from such disposition, (ii) the Net Cash Proceeds received for such disposition are at least equal to $[*],

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iii) the disposition is made on arm's length terms, and (iv) such disposition occurs on or before the December 31, 2017; (k) the sale of Sugar Island, so long as (i) no Default or Event of Default has occurred and is continuing or will result from such disposition, (ii) the terms (including the sales price) and conditions of such disposition are reasonably satisfactory to Agent, (iii) the disposition is made on arm's length terms, and (iv) such disposition occurs on or before the December 31, 2017; (l) dispositions of Fleet Assets, if all of the following conditions are met:  (i) no Default or Event of Default has occurred and is continuing or will result from such disposition, (ii) the aggregate Net Orderly Liquidation Value of Fleet Assets of GLDD and its Subsidiaries sold or otherwise disposed of in any fiscal year does not exceed $5,000,000, (iii) the consideration received for any such disposition is at least equal to the fair market value of the applicable assets and the disposition is otherwise made on arm's length terms, and (iv) at least eighty-five percent (85%) of the consideration received for any such disposition is cash or cash equivalents; and (m) other dispositions of Equipment (other than any Specified Fleet Asset) and Real Property, if all of the following conditions are met:  (i) no Default or Event of Default has occurred and is continuing or will result from such disposition, (ii) the fair market value of Equipment and Real Property of GLDD and its Subsidiaries sold or otherwise disposed of in any fiscal year does not exceed $2,000,000; provided, that an additional $2,500,000 of Equipment and Real Property in the aggregate may be sold or otherwise disposed of under this subclause (m) in connection with the sale of Terra Contracting Services, LLC, (iii) the consideration received for any such disposition is at least equal to the fair market value of the applicable assets and the disposition is otherwise made on arm's length terms, and (iv) at least eighty-five percent (85%) of the consideration received for any such disposition is cash or cash equivalents.

"Permitted Encumbrances" shall mean:  (a) Liens in favor of Agent for the benefit of Agent and Lenders, including without limitation, Liens securing Hedge Liabilities and Cash Management Liabilities; (b) Liens for taxes, assessments or other governmental charges not delinquent or being Properly Contested; (c) deposits to secure obligations under worker's compensation, social security or similar laws, or under unemployment insurance; (d) deposits to secure bids, tenders, contracts (other than contracts for the payment of money), leases, licenses, statutory obligations, surety, performance, litigation and appeal bonds and other obligations of like nature arising in the Ordinary Course of Business; (e) Liens arising by virtue of the rendition, entry or issuance against any Credit Party or any Subsidiary, or any property of any Credit Party or any Subsidiary, of any judgment, writ, order, or decree to the extent the rendition, entry, issuance or continued existence of such judgment, writ, order or decree (or any event or circumstance relating thereto) has not resulted in the occurrence of an Event of Default under Section 10.6 hereof; (f) landlords', warehousemans', carriers', repairmens', mechanics', suppliers' workers', materialmen's, maritime or other like Liens and privileges, in each case, arising in the Ordinary Course of Business with respect to obligations which are not due or which are being Properly Contested; (g) Liens placed upon fixed assets acquired after the Closing Date to secure a portion of the purchase price thereof (including Capitalized Lease Obligations), including any Lien on any fixed assets acquired in a Permitted Acquisition, provided that (I) any such Lien shall not encumber any other property of any Credit Party and (II) the aggregate amount of Indebtedness secured by such Liens does not at any time exceed the amount of Permitted Indebtedness outstanding pursuant to clause (e) of the definition thereof; (h) Liens solely on earnest money deposits made by any Credit Party or any Subsidiary in connection with a letter of intent or purchase agreement with respect to a Permitted Acquisition, (i) Liens in favor of

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

customs and revenue authorities arising as a matter of law which secure payment of customs duties in connection with the importation of goods in the Ordinary Course of Business, (j) zoning restrictions, easements, licenses, rights-of-way or other restrictions or encumbrances on the use of any real property or other minor irregularities in title (including leasehold title) thereto, so long as the same do not materially impair the use, value, or marketability of such real property; (k) precautionary Uniform Commercial Code financing statement filings regarding operating leases; (l) leases or subleases of real or personal property (other than Specified Fleet Assets where such lease constitutes a Permitted Disposition) granted to other Persons (as lessee thereof) not materially interfering with the conduct of the business of any Credit Party or any Subsidiary of a Credit Party; (m) Liens on deposit accounts granted or arising in the Ordinary Course of Business in favor of depositary banks maintaining such deposit accounts solely to secure customary account fees and charges payable in respect of such deposit accounts and overdrafts not in violation of this Agreement; (n) Liens on the unearned portion of insurance premiums in favor of insurers (or other Persons financing the payment of insurance premiums) securing the premiums payable in respect of insurance policies issued by such insurers; provided that such Liens attach solely to returned premiums in respect of such insurance policies and the proceeds of such policies; (o) Liens disclosed on Schedule 1.2; provided that such Liens shall secure only those obligations which they secure on the Closing Date (and extensions, renewals and refinancing of such obligations permitted by Section 7.8 hereof) and shall not subsequently apply to any other property or assets of any Credit Party other than the property and assets to which they apply as of the Closing Date; (p) Liens on Release Eligible Specified Foreign Location Vessels for which Agent has released its Lien in accordance with the Foreign Location Release Conditions to secure Indebtedness permitted under clause (t) of the definition of Permitted Indebtedness; (q) Liens in favor of Argonaut, Chubb, Liberty and Zurich to secure obligations of Borrowers to Argonaut, Chubb, Liberty and Zurich arising in connection with Bonded Obligations so long as such liens are subordinate to Agent's Liens pursuant to the applicable Intercreditor Agreement, and (r) other non-consensual Liens not described above securing obligations, provided the aggregate outstanding amount of the obligations secured thereby does not exceed $1,000,000 at any one time.

"Permitted Indebtedness" shall mean:

(a)the Obligations;

(b)Indebtedness in respect of Hedge Liabilities entered into in order to manage existing or anticipated interest rate, exchange rate or commodity price risks and not for speculative purposes;

(c)Indebtedness existing on the Closing Date and listed on Schedule 1.4 (other than Note Indenture Obligations), and any refinancings, refundings, renewals, replacements, exchanges or extensions thereof; provided that (i) the principal amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal, replacement, exchange or extension except by an amount equal to accrued and unpaid interest and a reasonable premium plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder, and (ii) the final maturity date and weighted average life of

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

such refinancing, refunding, renewal or extension shall not be prior to or shorter than that applicable to the Indebtedness prior to such refinancing, refunding, renewal or extension;

(d)Capitalized Lease Obligations and purchase money Indebtedness incurred by GLDD or any of its Subsidiaries to any Person to finance the acquisition, construction, maintenance, repair or improvement of assets, including any such Indebtedness incurred after the acquisition, construction, maintenance, repair or improvement of such assets, so long as in each case, the amount of such Indebtedness does not exceed one hundred percent (100%) of the purchase price, construction cost, maintenance cost, repair cost or improvement cost of the assets acquired, constructed, repaired or improved with the proceeds thereof and, in the case of Indebtedness incurred after the acquisition, construction, repair or improvement of the assets to be financed, such Indebtedness is incurred no later than one hundred twenty (120) days after such assets are acquired, constructed, repaired or improved; provided, that the aggregate principal amount of  Indebtedness under this clause (d) shall not exceed $20,000,000 at any time;

(e)Indebtedness of a Person consisting of Capitalized Lease Obligations and purchase money financing existing at the time such Person became a Subsidiary or assets were acquired from such Person in connection with a Permitted Acquisition, to the extent that (i) such Indebtedness was not incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or the acquisition of such assets, (ii) neither GLDD nor any Subsidiary thereof (other than such Person or any other Person that such Person merges with or that acquires the assets of such Person) shall have any liability or other obligation with respect to such Indebtedness, and (iii) the aggregate outstanding principal amount of such Indebtedness does not exceed $20,000,000 at any time outstanding;

(f)Guaranty Obligations with respect to Indebtedness permitted pursuant to this definition (other than in the case of the Magnus Earnout, which Indebtedness may not be guaranteed by any Person);

(g)Indebtedness arising from Permitted Intercompany Investments;

(h)Indebtedness incurred in the Ordinary Course of Business in respect of netting services, overdraft protections, employee credit card programs, automatic clearinghouse arrangements and similar arrangements in each case in connection with deposit accounts and Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or other similar instrument drawn against insufficient funds in the Ordinary Course of Business;

(i)Subordinated Indebtedness of GLDD and its Subsidiaries; provided, that in the case of each incurrence of such Subordinated Indebtedness, (i) no Default or Event of Default shall have occurred and be continuing or would result by the incurrence of such Subordinated Indebtedness, (ii) the aggregate amount of Subordinated Indebtedness outstanding at any time does not exceed $20,000,000, and (iii) Agent shall have received satisfactory written evidence that Borrowers would be in compliance with the financial covenants set forth in Section 6.5 on a pro forma basis after giving effect to the issuance of any such Subordinated Indebtedness;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(j)Indebtedness constituting Bonding Obligations;

(k)Unsecured Indebtedness consisting of promissory notes issued to current or former officers, directors and employees (or their respective family members, estates or trusts or other entities for the benefit of any of the foregoing) of GLDD or its Subsidiaries to purchase or redeem Equity Interests permitted hereunder; provided that the aggregate principal amount of all such Indebtedness shall not exceed $5,000,000 at any time outstanding;

(l)Indebtedness constituting Note Indenture Obligations;

(m)Indebtedness incurred in the Ordinary Course of Business of GLDD and its Subsidiaries in the nature of open accounts (extended by suppliers on normal trade terms in connection with purchases of goods and services), accrued liabilities and deferred income, taxes and judgments or orders for the payment of money to the extent such judgments or orders do not result in any Event of Default or result in any Liens prohibited by Section 10.6;

(n)Indebtedness in respect of taxes, assessments, governmental charges and claims for labor, materials or supplies, to the extent that payment thereof is not required pursuant to Section 6.4;

(o)Indebtedness representing deferred compensation or stock-based compensation to employees of GLDD and its Subsidiaries;

(p)Indebtedness consisting of obligations of GLDD and its Subsidiaries under deferred consideration (including earn-outs, indemnifications, incentive non-competes, purchase price adjustments and other contingent obligations) or other similar arrangements incurred by such Person in connection with any Permitted Acquisitions, asset dispositions and any other Investments permitted under this Agreement; provided that the aggregate principal amount of all such Indebtedness shall not exceed $10,000,000 in the aggregate at any time outstanding (calculated to include such amounts to the extent required to be included as liabilities in accordance with GAAP) and such Indebtedness shall be subordinated to the Obligations on terms reasonably satisfactory to Agent;

(q)Indebtedness consisting of the financing of insurance premiums in the Ordinary Course of Business;

(r)Unsecured Indebtedness of any Credit Party or any Subsidiary thereof in an aggregate principal amount not to exceed $15,000,000;

(s)Permitted Argonaut Guaranty Obligations, Permitted Berkley Guaranty Obligations, Permitted Chubb Guaranty Obligations, Permitted Liberty Guaranty Obligations and Permitted Zurich Guaranty Obligations;

(t)secured Indebtedness financing (other than any Indebtedness incurred pursuant to clause (d)) but only so long as such secured Indebtedness is secured only by  Release Eligible Specified Foreign Location Vessels with respect to which Agent has released its Lien in

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

accordance with the Foreign Location Release Conditions provided, that the aggregate principal amount of  Indebtedness under this clause (t) shall not exceed $30,000,000 at any time;

(u)Indebtedness consisting of the Magnus Earnout; and

(v)all premiums (if any), interest (including post-petition interest), fees, expenses, indemnities, charges and additional or contingent interest on obligations described in clauses (a) through (t) of this definition.

"Permitted Intercompany Investments" shall mean loans and other Investments made by:

(a)a Credit Party to another Credit Party;

(b)a Subsidiary of GLDD that is not a Credit Party to a Credit Party or a Subsidiary of a Credit Party so long as such Subsidiary is a party to the Intercompany Subordination Agreement if such loan or Investment is to a Credit Party; and

(c)a Credit Party to a Subsidiary of GLDD that is not a Credit Party consisting of loans and Investments so long as the aggregate amount of all such loans and other Investments (by type, not by the borrower) does not exceed $5,000,000 (or such higher amount as Agent may agree to in its sole discretion) outstanding at any one time; provided, that notwithstanding the forgoing, a Credit Party may make loans and other Investments in a Subsidiary of GLDD that is not a Credit Party without limitation so long as the Payment Conditions have been satisfied.

"Permitted Investments" shall mean:

(a)Investments existing on the Closing Date, as set forth on Schedule 1.5;

(b)Investments in cash and Cash Equivalents;

(c)Investments existing on the Closing Date in Subsidiaries of GLDD existing on the Closing Date;

(d)Investments in the form of Capital Expenditures;

(e)deposits made in the Ordinary Course of Business to secure the performance of leases or other obligations so long as such deposits constitute Permitted Encumbrances;

(f)Hedge Liabilities permitted pursuant to clause (b) of the definition of Permitted Indebtedness;

(g)purchases of assets in the Ordinary Course of Business;

(h)(i) Investments in the form of loans and advances to officers, directors and employees in the Ordinary Course of Business in an aggregate amount not to exceed at any time

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

outstanding $2,500,000 and (ii) Investments constituting loans to employees of GLDD and its Subsidiaries to purchase Equity Interests of GLDD not exceeding in the aggregate $5,000,000 at any time outstanding;

(i)Investments constituting Permitted Intercompany Investments;

(j)Guaranty Obligations permitted pursuant to clause (f) of the definition of Permitted Indebtedness;

(k)Investments in the form of accounts receivable arising, and trade credit granted, in the Ordinary Course of Business and any securities received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

(l)Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with customers and suppliers, in each case in the Ordinary Course of Business;

(m)promissory notes and other non-cash consideration received in connection with dispositions permitted by clause (m) of the definition of Permitted Dispositions;

(n)Investments of any Person existing at the time such Person becomes a Subsidiary or consolidates or merges with any Credit Party or any of its Subsidiaries so long as such Investments were not made in contemplation of such Person becoming a Subsidiary or of such consolidation or merger;

(o)Permitted Acquisitions; and

(p)other Investments (including equity Investments in joint ventures and partnerships) in an aggregate amount not to exceed $10,000,000 unless the Payment Conditions have been satisfied with respect to such Investment; provided, that (i) the aggregate amount of Investments under this clause (p) shall not exceed $20,000,000 in the aggregate, and (ii) no equity Investments in joint ventures and partnerships shall be made without the prior written consent of the Required Lenders.

For purposes of determining the amount of any Investment outstanding for purposes of this Agreement, such amount shall be deemed to be the amount of such Investment when made or acquired (without adjustment for subsequent increases or decreases in the value of such Investment) less any amount realized in respect of such Investment upon the sale, collection, distribution, return of capital or repayment of principal (not to exceed the original amount invested).

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

"Permitted Liberty Guaranty Obligations" shall mean Guaranty Obligations of GLDD to Liberty under the Liberty Agreement.

"Permitted Restricted Payments" shall mean:

(a)each Subsidiary of GLDD may make Restricted Payments to GLDD and any Subsidiary of GLDD that is a Credit Party (and, in the case of a Restricted Payment by a non-wholly-owned Subsidiary of GLDD, to GLDD, any Subsidiary of GLDD that is a Credit Party and to each other owner of Equity Interests of such Subsidiary based on their relative ownership interests);

(b)GLDD and each Subsidiary of GLDD may declare and make dividend payments or other distributions payable solely in the Equity Interests (other than Disqualified Equity Interests) of such Person;

(c)GLDD may make Restricted Payments with the net cash proceeds from any substantially concurrent sale or issuance of Equity Interests (other than Disqualified Equity Interests) of GLDD;

(d)to the extent constituting Restricted Payments, GLDD and its Subsidiaries may enter into transactions expressly permitted as a Permitted Investment or by Section 7.1;

(e)GLDD may make Restricted Payments to redeem, retire or otherwise acquire Equity Interests or options or other equity or phantom equity in respect of Equity Interests from present and former directors, employees or members of management of GLDD or any Subsidiary of GLDD (or their estate, family members, spouse and/or former spouse) in connection with the resignation, termination, death or disability of any such director, employee or member of management, in an aggregate amount not to exceed (i) $3,000,000 in any fiscal year and (ii) $6,000,000 for all such Restricted Payments made after the Closing Date; provided that the amount set forth in this clause (e) may be further increased by the cash proceeds of any key-man life insurance maintained by GLDD or any of its Subsidiaries;

(f)to the extent constituting Restricted Payments, repurchases of Equity Interests of GLDD deemed to occur upon the non-cash exercise of stock options and warrants or similar equity incentive awards;

(g)GLDD may declare and make Restricted Payments in an aggregate amount during any fiscal year not to exceed an aggregate amount equal to $7,500,000 so long as after giving effect to such Restricted Payment, the Payment Conditions are satisfied;

(h)GLDD or any Subsidiary of GLDD may (i) pay cash in lieu of fractional shares in connection with any dividend, split or combination thereof or any Permitted Acquisition and (ii) honor any conversion request by a holder of convertible Indebtedness and make cash payments in lieu of fractional shares in connection with any such conversion;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)GLDD or any Subsidiary of GLDD may refinance, refund, renew, extend or exchange any Subordinated Indebtedness permitted by clause (i) of the definition of Permitted Indebtedness and by any subordination agreement applicable thereto; and

(j)GLDD or any Subsidiary of GLDD may pay interest, expenses and indemnities in respect of Subordinated Indebtedness permitted by clause (i) of the definition of Permitted Indebtedness (other than any such payments prohibited by the subordination provisions thereof).

"Permitted Zurich Guaranty Obligations" shall mean Guaranty Obligations of GLDD to Zurich under that certain Guarantee and Indemnity Agreement dated as of April 23, 2014, executed by GLDD in favor of Zurich.

"Person" shall mean any individual, sole proprietorship, partnership, corporation, business trust, joint stock company, trust, unincorporated organization, association, limited liability company, limited liability partnership, institution, public benefit corporation, joint venture, entity or Governmental Body (whether federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

"Pledge Agreement" shall mean that certain Pledge Agreement executed by GLDD, GLDD LLC, Environmental and Solutions in favor of Agent dated as of the Closing Date and any other pledge agreements executed subsequent to the Closing Date by any other Person to secure the Obligations.

"PNC" shall have the meaning set forth in the preamble to this Agreement and shall extend to all of its successors and assigns.

"Preferred Maritime Availability Block" shall mean an amount equal to the greater of (i) $5,000,000 and (ii) the aggregate amount of the Maritime Reserves.

"Primary Depository Institution" shall mean Bank of America, N.A. or any other Lender which Agent in its discretion shall approve.

"Pro Forma Balance Sheet" shall have the meaning set forth in Section 5.5(a) hereof.

"Pro Forma Financial Statements" shall have the meaning set forth in Section 5.5(b) hereof.

"Projections" shall have the meaning set forth in Section 5.5(b) hereof.

"Properly Contested" shall mean, in the case of any Indebtedness, Lien or Taxes, as applicable, of any Person that are not paid as and when due or payable by reason of such Person's bona fide dispute concerning its liability to pay the same or concerning the amount thereof: (a) such Indebtedness, Lien or Taxes, as applicable, are being properly contested in good faith by appropriate proceedings promptly instituted and diligently conducted; (b) such Person has established appropriate reserves as shall be required in conformity with GAAP; (c) the non-payment of such Indebtedness or Taxes will not have a Material Adverse Effect or will not result

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

in the forfeiture of any assets of such Person; (d) no Lien is imposed upon any of such Person's assets with respect to such Indebtedness or taxes unless enforcement of such Lien is stayed during the period prior to the final resolution or disposition of such dispute; and (e) if such Indebtedness or Lien, as applicable, results from, or is determined by the entry, rendition or issuance against a Person or any of its assets of a judgment, writ, order or decree, enforcement of such judgment, writ, order or decree is stayed pending a timely appeal or other judicial review.

"Protective Advances" shall have the meaning set forth in Section 16.2(f) hereof.

"Published Rate" shall mean the rate of interest published each Business Day in the Wall Street Journal "Money Rates" listing under the caption "London Interbank Offered Rates" for a one month period (or, if no such rate is published therein for any reason, then the Published Rate shall be the LIBOR Rate for a one month period as published in another publication selected by Agent).

"Purchasing CLO" shall have the meaning set forth in Section 16.3(d) hereof.

"Purchasing Lender" shall have the meaning set forth in Section 16.3(c) hereof.

"Qualified ECP Loan Party" shall mean each Borrower or Guarantor that on the Eligibility Date is (a) a corporation, partnership, proprietorship, organization, trust, or other entity other than a "commodity pool" as defined in Section 1a(10) of the CEA and CFTC regulations thereunder that has total assets exceeding $10,000,000 or (b) an Eligible Contract Participant that can cause another person to qualify as an Eligible Contract Participant on the Eligibility Date under Section 1a(18)(A)(v)(II) of the CEA by entering into or otherwise providing a "letter of credit or keepwell, support, or other agreement" for purposes of Section 1a(18)(A)(v)(II) of the CEA.

"Real Property" shall mean all of the owned or leased premises of any Credit Party identified on Schedule 4.4 hereto and all of the hereafter owned or leased premises of any Credit Party.

"Real Estate Collateral Requirements" shall mean, with respect to the owned Real Property of the Credit Parties, Agent shall have received, after satisfaction of the requirements set forth below, a Mortgage for such Real Property in form and substance reasonably acceptable to Agent and suitable for recording or filing, together with (to the Agent and each Lender), no later than thirty (30) Business Days prior to the delivery of such Mortgage, the following documents and instruments, in order to comply with all Flood Laws:  (a) a completed standard flood hazard determination form and (b) if the improvement(s) to the improved real property is located in a special flood hazard area, a notification to Borrowing Agent ("Borrower Notice") and, if applicable, notification to Borrowing Agent that flood insurance coverage under the National Flood Insurance Program ("NFIP") is not available because the community does not participate in the NFIP, documentation evidencing Borrowing Agent's receipt of the Borrower Notice, (c) if the Borrower Notice is required to be given and flood insurance is available in the community in which the property is located, a copy of the flood insurance policy, Borrowing Agent's application for a flood insurance policy plus proof of premium payment, a declaration

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

page confirming that flood insurance has been issued, or such other evidence of flood insurance satisfactory to Agent and each Lender, and (d) such other documentation and information as Agent or any Lender shall request to comply with the Flood Laws; provided that no mortgage shall be executed with respect to any owned Real Property unless and until each Lender has confirmed in writing its satisfaction with flood insurance due diligence and compliance.

"Receivables" shall mean and include, as to each Credit Party, all of such Credit Party's accounts (as defined in Article 9 of the Uniform Commercial Code) and all of such Credit Party's contract rights, instruments (including those evidencing indebtedness owed to such Credit Party by its Affiliates), documents, chattel paper (including electronic chattel paper), general intangibles relating to accounts, contract rights, instruments, documents and chattel paper, and drafts and acceptances, credit card receivables and all other forms of obligations owing to such Credit Party arising out of or in connection with the sale or lease of Inventory or the rendition of services, all supporting obligations, guarantees and other security therefor, whether secured or unsecured, now existing or hereafter created, and whether or not specifically sold or assigned to Agent hereunder.

"Receivables Advance Rate" shall have the meaning set forth in Section 2.1(a)(z)(i) hereof.

"Release Eligible Specified Foreign Location Vessels" shall mean the six Documented Vessels identified on Schedule 1.3 as Release Eligible Specified Foreign Location Vessels as of the Closing Date.  For the avoidance of doubt, any Fleet Asset designated as a Specified Foreign Location Vessel after the Closing Date shall not be a Release Eligible Specified Foreign Location Vessel.

"Register" shall have the meaning set forth in Section 16.3(e) hereof.

"Reimbursement Obligation" shall have the meaning set forth in Section 2.14(b) hereof.

"Reportable Compliance Event" shall mean that any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint or similar charging instrument, arraigned, or custodially detained in connection with any Anti-Terrorism Law or any predicate crime to any Anti-Terrorism Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations is in actual or probable violation of any Anti-Terrorism Law.

"Required Lenders" shall mean Lenders (not including Swing Loan Lender (in its capacity as such Swing Loan Lender) or any Defaulting Lender) holding at least fifty and one-tenth percent (50.1%) of either (a) the aggregate of the Revolving Commitment Amounts of all Lenders (excluding any Defaulting Lender), or (b) after the termination of all commitments of Lenders hereunder, the sum of (x) the outstanding Revolving Advances and Swing Loans, plus the Dollar Equivalent of the Maximum Undrawn Amount of all outstanding Letters of Credit; provided, however, if there are two (2) or more Lenders (who are not Affiliates of one another), Required Lenders must include at least two (2) Lenders (who are not Affiliates of one another).

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

"Reserve Percentage" shall mean as of any day the maximum effective percentage in effect on such day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities".

"Responsible Officer" shall mean the chief executive officer, president, chief financial officer, controller, treasurer, assistant treasurer or similar officer of a Credit Party and, as to any document delivered on the Closing Date, any secretary or assistant secretary. Any document delivered hereunder or under any Other Document that is signed by a Responsible Officer of a Person shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Person and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Person.

"Restricted Payments" shall mean (a) any payment or other distribution on account of, or purchase, redeem, retire or otherwise acquire (directly or indirectly), or set apart assets for a sinking or other analogous fund for the purchase, redemption, retirement or other acquisition of, any class of Equity Interests of any Credit Party or any Subsidiary thereof, (b) any distribution of cash, property or assets to the holders of shares of any Equity Interests of any Credit Party or any Subsidiary thereof, or (c) any voluntary or mandatory redemption, repurchase, retirement, sinking fund payment or other payment of principal with respect to any Subordinated Indebtedness, or the Note Indenture Obligations (other than in connection with a Permitted Note Refinancing), or any voluntary prepayment of interest with respect to any Subordinated Indebtedness or the Note Indenture Obligations (other than in connection with a Permitted Note Refinancing).

"Revolving Advances" shall mean Advances other than Letters of Credit and the Swing Loans.

"Revolving Commitment" shall mean, as to any Lender, the obligation of such Lender (if applicable), to make Revolving Advances and participate in Swing Loans and Letters of Credit, in an aggregate principal and/or face amount not to exceed the Revolving Commitment Amount (if any) of such Lender.

"Revolving Commitment Amount" shall mean, as to any Lender, the Revolving Commitment amount (if any) set forth below such Lender's name on the signature page hereto (as such amount may be adjusted pursuant to Section 2.20(a) and Section 2.24 or, in the case of any Lender that became party to this Agreement after the Closing Date pursuant to Section 16.3(c) or (d) hereof, the Revolving Commitment amount (if any) of such Lender as set forth in the applicable Commitment Transfer Supplement as such amount may be adjusted pursuant to Section 2.20(a) and Section 2.24).

"Revolving Commitment Percentage" shall mean, as to any Lender, the Revolving Commitment Percentage (if any) set forth below such Lender's name on the signature page hereof (as such percentage may be adjusted pursuant to Section 2.24 or, in the case of any Lender that became party to this Agreement after the Closing Date pursuant to Section 16.3(c) or

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d) hereof, the Revolving Commitment Percentage (if any) of such Lender as set forth in the applicable Commitment Transfer Supplement as such percentage may be adjusted pursuant to Section 2.24).

"Revolving Credit Note" shall mean, collectively, the promissory notes referred to in Section 2.1(a) hereof.

"Revolving Interest Rate" shall mean (a) with respect to Revolving Advances that are Domestic Rate Loans and Swing Loans, an interest rate per annum equal to the sum of the Applicable Margin plus the Alternate Base Rate and (b) with respect to LIBOR Rate Loans, the sum of the Applicable Margin plus the LIBOR Rate.

"Sanctioned Country" shall mean a country subject to a sanctions program maintained under any Anti-Terrorism Law.

"Sanctioned Person" shall mean any individual person, group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person, group, regime, entity or thing, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejection of transactions), under any Anti-Terrorism Law.

"SEC" shall mean the Securities and Exchange Commission or any successor thereto.

"Secured Parties" shall mean, collectively, Agent, Issuer, Swing Loan Lender and Lenders, together with any Affiliates of Agent or any Lender to whom any Hedge Liabilities or Cash Management Liabilities are owed and with each other holder of any of the Obligations, and the respective successors and assigns of each of them.

"Securities Act" shall mean the Securities Act of 1933, as amended.

"Settlement" shall have the meaning set forth in Section 2.6(d) hereof.

"Settlement Date" shall have the meaning set forth in Section 2.6(d) hereof.

"Settlement Payment Reserve" an amount equal to the aggregate outstanding payment obligations of GLDD LLC described in Section 7 of the ATB Settlement Agreement, which amount for the avoidance of doubt, shall reduce at such times and in such amounts as each payment under the ATB Settlement Agreement is made by GLDD LLC.

"Ship Mortgages" shall mean (a) with respect to Documented Vessels flagged in the United States, the Closing Date US Ship Mortgage and any first preferred fleet mortgage in substantially the same form as the Closing Date US Ship Mortgage, (b) with respect to Documented Vessels flagged in The Republic of the Marshall Islands, the Closing Date Marshall Islands Ship Mortgage and any first preferred fleet mortgage in substantially the same form as the Closing Date Marshall Islands Ship Mortgage, and (c) with respect to Documented Vessels flagged in St. Kitts, the Closing Date St. Kitts Ship Mortgage and any statutory form of mortgage (Form A8) prescribed by the St. Christopher & Nevis Merchant Shipping Act, Chapter 7.05 of

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the laws of St. Christopher and Nevis and any first preferred fleet mortgage deed in substantially the same form as the Closing Date St. Kitts Ship Mortgage.

"Specified Fleet Asset" shall mean any Documented Vessel, the ATB Assets, any New Fleet Asset acquired for a purchase price in excess of $250,000, and any other Fleet Asset subject to an Acceptable Appraisal with a Net Orderly Liquidation Value in excess of $250,000.

"Specified Foreign Location Vessels" shall mean the Documented Vessels identified on Schedule 1.3 as Specified Foreign Location Vessels and any other Fleet Assets designated by Agent in writing after the Closing Date as Specified Foreign Location Vessels.

"Specified Secured Debt" shall mean, as of any date of determination, Permitted Indebtedness under clauses (c) (to the extent such Indebtedness is secured), (d), (e) and (t) of the definition thereof on such date and other secured Indebtedness (other than the Advances).

"Spot Rate" shall mean, for a currency, the rate determined by Agent to be the rate quoted by PNC acting in such capacity as the spot rate for the purchase by PNC of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. (New York time) on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided, that Agent may obtain such spot rate from another financial institution designated by Agent if PNC acting in such capacity does not have as of the date of determination a spot buying rate for any such currency.

"Subordinated Indebtedness" shall mean the collective reference to any Indebtedness incurred by GLDD or any of its Subsidiaries that is expressly subordinated in right and time of payment to the Obligations on terms and conditions satisfactory to Agent.

"Subsidiary" shall mean of any Person a corporation or other entity of whose Equity Interests having ordinary voting power (other than Equity Interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person.

"Supermajority Lenders" shall mean Lenders (not including Swing Loan Lender (in its capacity as such Swing Loan Lender) or any Defaulting Lender) holding at least sixty-six and two-thirds percent (66.66%) of either (a) the aggregate of the Revolving Commitment Amounts of all Lenders (excluding any Defaulting Lender), or (b) after the termination of all commitments of Lenders hereunder, the sum of the outstanding Revolving Advances and Swing Loans, plus the Dollar Equivalent of the Maximum Undrawn Amount of all outstanding Letters of Credit; provided, however, if there are two (2) or more Lenders (who are not Affiliates of one another), Supermajority Lenders must include at least two (2) Lenders (who are not Affiliates of one another).

"Surety" shall mean, collectively, (a) Argonaut, (b) Berkley, (c) Chubb, (d) Liberty, (e) Zurich and (f) any other surety party to a Bonding Agreement.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

"Swap" shall mean any "swap" as defined in Section 1a(47) of the CEA and regulations thereunder, other than (a) a swap entered into, or subject to the rules of, a board of trade designated as a contract market under Section 5 of the CEA, or (b) a commodity option entered into pursuant to CFTC Regulation 32.3(a).

"Swap Obligation" shall mean any obligation to pay or perform under any agreement, contract or transaction that constitutes a Swap which is also a Lender-Provided Interest Rate Hedge, or a Lender-Provided Foreign Currency/Commodity Hedge.

"Swing Loan Lender" shall mean PNC, in its capacity as lender of the Swing Loans.

"Swing Loan Note" shall mean the promissory note described in Section 2.4(a) hereof.

"Swing Loans" shall mean the Advances made pursuant to Section 2.4 hereof.

"Taxes" shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Body, including any interest, additions to tax or penalties applicable thereto.

"Term" shall mean the period commencing on the date hereof and ending on the Maturity Date.

"Termination Event" shall mean the occurrence of any of the following which, individually or in the aggregate, has resulted or would, individually or in the aggregate, reasonably be expected to result in liability of GLDD in an aggregate amount in excess of the Threshold Amount:  (a) a "Reportable Event" described in Section 4043 of ERISA for which the thirty (30) day notice requirement has not been waived by the PBGC, or (b) the withdrawal of any Credit Party or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA, or (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination, under Section 4041 of ERISA, if the plan assets are not sufficient to pay all plan liabilities, or (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC, or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or (f) the imposition of a Lien pursuant to Section 430(k) of the Code or Section 303 of ERISA, or (g) the determination that any Pension Plan or Multiemployer Plan is considered an at-risk plan or plan in endangered or critical status with the meaning of Sections 430, 431 or 432 of the Code or Sections 303, 304 or 305 of ERISA or (h) the partial or complete withdrawal of any Credit Party or any ERISA Affiliate from a Multiemployer Plan if withdrawal liability is asserted by such plan, or (i) any event or condition which results in the insolvency of a Multiemployer Plan, or (j) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA, or (k) the imposition of any liability under Title IV of ERISA, other

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Credit Party or any ERISA Affiliate.

"TerraSea Matter" shall mean the dispute between GLDD and Environmental Remediation Holdings related to the TerraSea Environmental Solutions joint venture.

"Threshold Amount" shall mean $10,000,000.

"Toxic Substance" shall mean and include any material present on the Real Property which has been shown to have significant adverse effect on human health or which is subject to regulation under the Toxic Substances Control Act (TSCA), 15 U.S.C. §§ 2601 et seq., applicable state law, or any other applicable Federal or state laws now in force or hereafter enacted relating to toxic substances.  "Toxic Substance" includes but is not limited to asbestos, polychlorinated biphenyls (PCBs) and lead-based paints.

"Transaction Costs" shall mean all fees, expenses, costs, and other amounts related to (i) the Transactions, (ii) any amendments, consents or waivers of this Agreement and the Other Documents (including all such fees, expenses, costs and other amounts incurred during any workout, restructuring or negotiations in respect thereof), in each case, whether or not consummated, and (iii) any Permitted Acquisitions, whether or not consummated (including, without limitation, any financing fees, merger and acquisition fees, legal fees and expenses, due diligence fees, appraisal fees or any other fees and expenses in connection therewith), in each case to the extent paid within one hundred eighty (180) days of either the Closing Date, such amendment, consent or waiver of this Agreement and the Other Documents, or such Permitted Acquisition, as applicable.

"Transactions" shall have the meaning set forth in Section 5.5(a) hereof.

"Transferee" shall have the meaning set forth in Section 16.3(d) hereof.

"Undrawn Availability" at a particular date shall mean an amount equal to (a) Availability, minus (b) the sum of the outstanding amount of Advances.

"Unfinanced Capital Expenditures" shall mean, with respect to GLDD on a Consolidated Basis, Capital Expenditures funded (a) from such internally generated cash flow of GLDD on a Consolidated Basis or (b) with the proceeds of a Revolving Advance or Swing Loan.

"Uniform Commercial Code" shall have the meaning set forth in Section 1.3 hereof.

"Unused Line Fee" shall mean, for any calendar month, (a) three-eighths of one percent (0.375%") per annum if the average daily Advances for such month, are less than fifty percent (50%) of the Maximum Revolving Advance Amount, and (b) one-quarter of one percent (0.25%) per annum if the average daily Advances for such month are equal to or greater than fifty percent (50%) of the Maximum Revolving Advance Amount.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

"USA PATRIOT Act" shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107‑56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

"U.S. Person" means a "United States Person" as defined in Section 7701(a)(30) of the Code.

"Write-Down and Conversion Powers" shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail‑In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail‑In Legislation Schedule.

"Zurich" shall mean Zurich American Insurance Company.

"Zurich Agreement" shall mean that certain Agreement of Indemnity dated as of September 7, 2011 by and among the Borrowers, Zurich and the other parties thereto from time to time, as amended by that certain First Rider to General Agreement of Indemnity dated as of Mary 31, 2012 by and among the Borrowers, Zurich and the other parties thereto.

Uniform Commercial Code Terms

.  All terms used herein and defined in the Uniform Commercial Code as adopted in the State of New York from time to time (the "Uniform Commercial Code") shall have the meaning given therein unless otherwise defined herein.  Without limiting the foregoing, the terms "accounts", "chattel paper" (and "electronic chattel paper" and "tangible chattel paper"), "commercial tort claims", "deposit accounts", "documents", "equipment", "financial asset", "fixtures", "general intangibles", "goods", "instruments", "inventory", "investment property", "letter-of-credit rights", "payment intangibles", "proceeds", "promissory note" "securities", "software" and "supporting obligations" as and when used in the description of Collateral shall have the meanings given to such terms in Articles 8 or 9 of the Uniform Commercial Code.  To the extent the definition of any category or type of collateral is expanded by any amendment, modification or revision to the Uniform Commercial Code, such expanded definition will apply automatically as of the date of such amendment, modification or revision.

Certain Matters of Construction

.  The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision.  All references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement.  Any pronoun used shall be deemed to cover all genders.  Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa.  All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.  Unless otherwise provided, all references to any instruments or agreements to which Agent is a party, including references to any of the Other Documents, shall include any and all modifications, supplements or amendments thereto, any and all restatements or replacements thereof and any and all extensions or renewals thereof.  All references herein to the time of day shall mean the time in New York, New York.  Unless otherwise provided, all financial calculations shall be performed with Inventory valued on a first-

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

in, first-out basis.  Whenever the words "including" or "include" shall be used, such words shall be understood to mean "including, without limitation" or "include, without limitation".  A Default or an Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived in writing pursuant to this Agreement or, in the case of a Default, is cured within any period of cure expressly provided for in this Agreement; and an Event of Default shall "continue" or be "continuing" until such Event of Default has been waived in writing by Required Lenders.  Any Lien referred to in this Agreement or any of the Other Documents as having been created in favor of Agent, any agreement entered into by Agent pursuant to this Agreement or any of the Other Documents, any payment made by or to or funds received by Agent pursuant to or as contemplated by this Agreement or any of the Other Documents, or any act taken or omitted to be taken by Agent, shall, unless otherwise expressly provided, be created, entered into, made or received, or taken or omitted, for the benefit or account of Agent and Lenders.  Wherever the phrase "to the best of Borrowers' knowledge" or words of similar import relating to the knowledge or the awareness of any Borrower are used in this Agreement or Other Documents, such phrase shall mean and refer to (i) the actual knowledge of a Responsible Officer of any Borrower or (ii) the knowledge that a Responsible Officer would have obtained if he/she had engaged in a good faith and diligent performance of his/her duties, including the making of such reasonably specific inquiries as may be necessary of the employees or agents of such Borrower and a good faith attempt to ascertain the existence or accuracy of the matter to which such phrase relates.  All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or otherwise within the limitations of, another covenant shall not avoid the occurrence of a default if such action is taken or condition exists.  In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached will not affect the incorrectness of a breach of a representation or warranty hereunder.  Any reference herein or in any Other Document to the satisfaction, repayment, or payment in full of the Obligations shall mean (a) the payment or repayment in full in immediately available funds of (i) the principal amount of, and interest accrued and unpaid with respect to, all outstanding Advances, together with the payment of any premium applicable to the repayment of the Advances, (ii) all expenses to which Agent, any Lender or Issuer is entitled to reimbursement hereunder or under any Other Document that have accrued and are unpaid regardless of whether demand has been made therefor, (iii) all fees or charges that have accrued hereunder or under any Other Document (including the Letter of Credit fees) and are unpaid, (b) in the case of contingent reimbursement obligations with respect to Letters of Credit, providing Cash Collateralization of the Letters of Credit in accordance herewith, (c) in the case of Cash Management Liabilities, providing cash collateralization in an amount equal to the credit exposure (as reasonably determined by Agent) with respect thereto, (d) the receipt by Agent of cash collateral in order to secure any other contingent Obligations for which a claim or demand for payment has been made on or prior to such time or in respect of matters or circumstances known to Agent or a Lender at such time that are reasonably expected to result in any loss, cost, damage, or expense (including attorneys' fees and legal expenses), such cash collateral to be in such amount as Agent reasonably determines is appropriate to secure

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

such contingent Obligations, (e) the payment or repayment in full in immediately available funds of all other outstanding Obligations (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Obligations) with respect to Hedge Liabilities) other than (i) unasserted contingent indemnification Obligations for which there is no reasonable basis to assume a claim will be asserted, (ii) any Cash Management Liabilities that, at such time, are allowed by the applicable Lender (or Affiliate) to remain outstanding without being required to be repaid or cash collateralized, and (iii) any Hedge Liabilities that, at such time, are allowed by the applicable Lender (or Affiliate) to remain outstanding without being required to be repaid, and (f) the termination of all of the Revolving Commitments of the Lenders.

II.	ADVANCES, PAYMENTS.

2.1Revolving Advances.

(a)Amount of Revolving Advances.  Subject to the terms and conditions set forth in this Agreement specifically including Section 2.1(b), each Lender with a Revolving Commitment, severally and not jointly, will make Revolving Advances to Borrowers in aggregate amounts outstanding at any time equal to such Lender's Revolving Commitment Percentage of the amount by which Availability exceeds the sum of the aggregate Dollar Equivalent of the Maximum Undrawn Amount of all outstanding Letters of Credit and the outstanding amount of Swing Loans.  For purposes hereof, the "Gross Amount" shall mean as of any date of determination the least of (x) the Maximum Revolving Advance Amount, (y) the product of EBITDA for the most recently ended twelve month period for which financial statements have been delivered pursuant to Section 9.9 multiplied by 3.75; provided that such multiple shall be reduced by 0.25 on January 1, 2018 and on the first day of each fiscal year thereafter until reduced to 3.00, less Specified Secured Debt, or (z) an amount equal to the sum of:

(i)the sum of up to eighty-five percent (85%) (the "Receivables Advance Rate") of Eligible Receivables, plus

(ii)up to the Equipment / Fleet Assets Advance Rate in effect as of such date multiplied by the Net Orderly Liquidation Value (as evidenced by the most recent Acceptable Appraisal) of Eligible Equipment and Eligible Fleet Assets, plus

(iii)up to one hundred percent (100%) of the invoice cost (net of freight, taxes, delivery, installation and other "soft costs") of Eligible New Fleet Assets (the "New Fleet Assets Advance Rate"; the New Fleet Assets Advance Rate, together with the Receivables Advance Rate, the Equipment/ Fleet Assets Advance Rate, collectively, the "Advance Rates");

provided, that (A) availability attributable to Eligible Fleet Assets and Eligible New Fleet Assets located in foreign jurisdictions shall not at any time exceed the Foreign Location Sublimit, (B) availability attributable to Eligible New Fleet Assets (other than the ATB Assets) shall not at any time exceed $50,000,000 and (C) Agent may establish reserves (including without limitation

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

reserves related to Cash Management Liabilities and Hedge Liabilities) against the Formula Amount as Agent may reasonably deem proper and necessary in its Permitted Discretion from time to time but such reserves shall not be duplicative of any reserves established against the Gross Amount.  The amount derived in Section 2.1(a)(z) at any time and from time to time shall be referred to as the "Formula Amount".  The Revolving Advances shall be evidenced by one or more secured promissory notes (collectively, the "Revolving Credit Note") substantially in the form attached hereto as Exhibit 2.1(a).  Notwithstanding anything to the contrary contained in the foregoing or otherwise in this Agreement, the sum of the aggregate Dollar Equivalent of the Maximum Undrawn Amount of all outstanding Letters of Credit, the outstanding aggregate principal amount of Swing Loans and the Revolving Advances at any one time outstanding shall not exceed an amount equal to the Availability at such time.

(b)Discretionary Rights.  The Advance Rates may be adjusted by Agent at any time and from time to time in the exercise of its Permitted Discretion; provided, that at no time may any Advance Rate be increased by Agent to an amount in excess of such Advance Rate as of the Closing Date.  Each Borrower consents to any such adjustments and acknowledges that adjusting the Advance Rates or increasing or imposing reserves may limit or restrict Advances requested by Borrowing Agent.

2.2Procedures for Requesting Revolving Advances.

(a)Borrowing Agent on behalf of any Borrower may notify Agent prior to 1:00 p.m. on a Business Day of a Borrower's request to incur, on that day, a Revolving Advance hereunder.  Should any amount required to be paid as interest hereunder, or as fees or other charges under this Agreement or any other agreement with Agent or Lenders, or with respect to any other Obligation under this Agreement, become due, same shall be deemed a request for a Revolving Advance maintained as a Domestic Rate Loan as of the date such payment is due, in the amount required to pay in full such interest, fee, charge or Obligation, and such request shall be irrevocable.

(b)Notwithstanding the provisions of subsection (a) above, in the event any Borrower desires to obtain a LIBOR Rate Loan for any Advance (other than a Swing Loan), Borrowing Agent shall give Agent written notice by no later than 1:00 p.m. on the day which is three (3) Business Days prior to the date such LIBOR Rate Loan is to be borrowed, specifying (i) the date of the proposed borrowing (which shall be a Business Day), (ii) the type of borrowing and the amount of such Advance to be borrowed, which amount shall be in a minimum amount of $1,000,000 and in integral multiples of $500,000 thereafter, and (iii) the duration of the first Interest Period therefor.  Interest Periods for LIBOR Rate Loans shall be for one, two, three or six months; provided that, if an Interest Period would end on a day that is not a Business Day, it shall end on the next succeeding Business Day unless such day falls in the next succeeding calendar month in which case the Interest Period shall end on the next preceding Business Day.  At the election of Required Lenders, no LIBOR Rate Loan shall be made available to any Borrower during the continuance of a Default or an Event of Default.  After giving effect to each requested LIBOR Rate Loan, including those which are converted from a Domestic Rate Loan under Section 2.2(e), there shall not be outstanding more than ten (10)  LIBOR Rate Loans, in the aggregate.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)Each Interest Period of a LIBOR Rate Loan shall commence on the date such LIBOR Rate Loan is made and shall end on such date as Borrowing Agent may elect as set forth in subsection (b)(iii) above, provided that the exact length of each Interest Period shall be determined in accordance with the practice of the interbank market for offshore Dollar deposits and no Interest Period shall end after the last day of the Term.

(d)Borrowing Agent shall elect the initial Interest Period applicable to a LIBOR Rate Loan by its notice of borrowing given to Agent pursuant to Section 2.2(b) or by its notice of conversion given to Agent pursuant to Section 2.2(e), as the case may be.  Borrowing Agent shall elect the duration of each succeeding Interest Period by giving irrevocable written notice to Agent of such duration not later than 1:00 p.m. on the day which is three (3) Business Days prior to the last day of the then current Interest Period applicable to such LIBOR Rate Loan.  If Agent does not receive timely notice of the Interest Period elected by Borrowing Agent, Borrowing Agent shall be deemed to have elected to convert such LIBOR Rate Loan to a Domestic Rate Loan subject to Section 2.2(e) below.

(e)Subject to Section 2.2(b) and the other provisions hereof, Borrowing Agent may, on the last Business Day of the then current Interest Period applicable to any outstanding LIBOR Rate Loan, or on any Business Day with respect to Domestic Rate Loans, convert any such loan into a loan of another type in the same aggregate principal amount provided that any conversion of a LIBOR Rate Loan shall be made only on the last Business Day of the then current Interest Period applicable to such LIBOR Rate Loan.  If Borrowing Agent desires to convert a loan, Borrowing Agent shall give Agent written notice by no later than 1:00 p.m. (i) on the day which is three (3) Business Days prior to the date on which such conversion is to occur with respect to a conversion from a Domestic Rate Loan to a LIBOR Rate Loan, or (ii) on the day which is one (1) Business Day prior to the date on which such conversion is to occur (which date shall be the last Business Day of the Interest Period for the applicable LIBOR Rate Loan) with respect to a conversion from a LIBOR Rate Loan to a Domestic Rate Loan, specifying, in each case, the date of such conversion, the loans to be converted and if the conversion is to a LIBOR Rate Loan, the duration of the first Interest Period therefor.

(f)At its option and upon written notice given prior to 1:00 p.m. at least three (3) Business Days prior to the date of such prepayment, any Borrower may, subject to Section 2.2(g) hereof, prepay the LIBOR Rate Loans in whole at any time or in part from time to time with accrued interest on the principal being prepaid to the date of such repayment.  Such Borrower shall specify the date of prepayment of Advances which are LIBOR Rate Loans and the amount of such prepayment.  In the event that any prepayment of a LIBOR Rate Loan is required or permitted on a date other than the last Business Day of the then current Interest Period with respect thereto, such Borrower shall indemnify Agent and Lenders therefor in accordance with Section 2.2(g) hereof.

(g)Each Borrower shall indemnify Agent and Lenders and hold Agent and Lenders harmless from and against any and all losses or expenses that Agent and Lenders may sustain or incur as a consequence of any prepayment, conversion of or any default by any Borrower in the payment of the principal of or interest on any LIBOR Rate Loan or failure by any Borrower to complete a borrowing of, a prepayment of or conversion of or to a LIBOR Rate

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Loan after notice thereof has been given, including, but not limited to, any interest payable by Agent or Lenders to lenders of funds obtained by it in order to make or maintain its LIBOR Rate Loans hereunder.  A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Agent or any Lender to Borrowing Agent shall be conclusive absent manifest error.

(h)Notwithstanding any other provision hereof, if any Applicable Law, treaty, regulation or directive, or any change therein or in the interpretation or application thereof, including without limitation any Change in Law, shall make it unlawful for Lenders or any Lender (for purposes of this subsection (h), the term "Lender" shall include any Lender and the office or branch where any Lender or any Person controlling such Lender makes or maintains any LIBOR Rate Loans) to make or maintain its LIBOR Rate Loans, the obligation of Lenders (or such affected Lender) to make LIBOR Rate Loans hereunder shall forthwith be cancelled and Borrowers shall, if any affected LIBOR Rate Loans are then outstanding, promptly upon request from Agent, either pay all such affected LIBOR Rate Loans or convert such affected LIBOR Rate Loans into loans of another type.  If any such payment or conversion of any LIBOR Rate Loan is made on a day that is not the last day of the Interest Period applicable to such LIBOR Rate Loan, Borrowers shall pay Agent, upon Agent's request, such amount or amounts set forth in clause (g) above.  A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Lenders to Borrowing Agent shall be conclusive absent manifest error.

2.3[Intentionally Omitted].

2.4Swing Loans.

(a)Subject to the terms and conditions set forth in this Agreement, and in order to minimize the transfer of funds between Lenders and Agent for administrative convenience, Agent, Lenders holding Revolving Commitments and Swing Loan Lender agree that in order to facilitate the administration of this Agreement, Swing Loan Lender may, at its election and option made in its sole discretion cancelable at any time for any reason whatsoever, make swing loan advances ("Swing Loans") available to Borrowers as provided for in this Section 2.4 at any time or from time to time after the date hereof to, but not including, the expiration of the Term, in an aggregate principal amount up to but not in excess of the Maximum Swing Loan Advance Amount, provided that the sum of the aggregate Dollar Equivalent of the Maximum Undrawn Amount of all outstanding Letters of Credit, the outstanding aggregate principal amount of Swing Loans and the Revolving Advances at any one time outstanding shall not exceed an amount equal to the Availability at such time.  All Swing Loans shall be Domestic Rate Loans only.  Borrowers may borrow (at the option and election of Swing Loan Lender), repay and reborrow (at the option and election of Swing Loan Lender) Swing Loans and Swing Loan Lender may make Swing Loans as provided in this Section 2.4 during the period between Settlement Dates.  All Swing Loans shall be evidenced by a secured promissory note (the "Swing Loan Note") substantially in the form attached hereto as Exhibit 2.4(a).  Swing Loan Lender's agreement to make Swing Loans under this Agreement is cancelable at any time for any reason whatsoever and the making of Swing Loans by Swing Loan Lender from time to time shall not create any duty or obligation, or establish any course of conduct, pursuant to which Swing Loan Lender shall thereafter be obligated to make Swing Loans in the future.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)Upon either (i) any request by Borrowing Agent for a Revolving Advance made pursuant to Section 2.2(a) hereof or (ii) the occurrence of any deemed request by Borrowers for a Revolving Advance pursuant to the provisions of the last sentence of Section 2.2(a) hereof, Swing Loan Lender may elect, in its sole discretion, to have such request or deemed request treated as a request for a Swing Loan, and may advance same day funds to Borrowers as a Swing Loan; provided that notwithstanding anything to the contrary provided for herein, Swing Loan Lender may not make Swing Loan Advances if (x) Borrowing Agent has requested a LIBOR Rate Loan or (y)  Swing Loan Lender has been notified by Agent or by Required Lenders that one or more of the applicable conditions set forth in Section 8.2 of this Agreement have not been satisfied or the Revolving Commitments have been terminated for any reason.

(c)Upon the making of a Swing Loan (whether before or after the occurrence of a Default or an Event of Default and regardless of whether a Settlement has been requested with respect to such Swing Loan), each Lender holding a Revolving Commitment shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from Swing Loan Lender, without recourse or warranty, an undivided interest and participation in such Swing Loan in proportion to its Revolving Commitment Percentage.  Swing Loan Lender or Agent may, at any time, require the Lenders holding Revolving Commitments to fund such participations by means of a Settlement as provided for in Section 2.6(d) below.  From and after the date, if any, on which any Lender holding a Revolving Commitment is required to fund, and funds, its participation in any Swing Loans purchased hereunder, Agent shall promptly distribute to such Lender its Revolving Commitment Percentage of all payments of principal and interest and all proceeds of Collateral received by Agent in respect of such Swing Loan; provided that no Lender holding a Revolving Commitment shall be obligated in any event to make Revolving Advances in an amount in excess of its Revolving Commitment Amount minus its Participation Commitment (taking into account any reallocations under Section 2.22) of the Dollar Equivalent of the Maximum Undrawn Amount of all outstanding Letters of Credit.

Disbursement of Advance Proceeds

.  All Advances shall be disbursed from whichever office or other place Agent may designate from time to time and, together with any and all other Obligations of Borrowers to Agent or Lenders, shall be charged to Borrowers' Account on Agent's books.  The proceeds of each Revolving Advance or Swing Loan requested by Borrowing Agent on behalf of any Borrower or deemed to have been requested by any Borrower under Sections 2.2(a), 2.6(b) or 2.14 hereof shall, (i) with respect to requested Revolving Advances, to the extent Lenders make such Revolving Advances in accordance with Section 2.2(a), 2.6(b) or 2.14 hereof, and with respect to Swing Loans made upon any request by Borrowing Agent for a Revolving Advance to the extent Swing Loan Lender makes such Swing Loan in accordance with Section 2.4(b) hereof, be made available to the applicable Borrower on the day so requested by way of credit to such Borrower's operating account at PNC, or such other bank as Borrowing Agent may designate following notification to Agent so long as Agent has agreed to such other account, in immediately available federal funds or other immediately available funds or, (ii) with respect to Revolving Advances deemed to have been requested by any Borrower or Swing Loans made upon any deemed request for a Revolving Advance by any Borrower, be disbursed to Agent to be applied to the outstanding Obligations giving rise to such deemed request.  During the Term, Borrowers may use the Revolving Advances and Swing

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Loans by borrowing, prepaying and reborrowing, all in accordance with the terms and conditions hereof.

2.6Making and Settlement of Advances.

(a)Each borrowing of Revolving Advances shall be in Dollars and advanced according to the applicable Revolving Commitment Percentages of Lenders holding the Revolving Commitments (subject to any contrary terms of Section 2.22).  Each borrowing of Swing Loans shall be in Dollars and advanced by Swing Loan Lender alone.

(b)Promptly after receipt by Agent of a request or a deemed request for a Revolving Advance pursuant to Section 2.2(a) and, with respect to Revolving Advances, to the extent Agent elects not to provide a Swing Loan or the making of a Swing Loan would result in the aggregate amount of all outstanding Swing Loans exceeding the maximum amount permitted in Section 2.4(a), Agent shall notify Lenders holding the Revolving Commitments of its receipt of such request specifying the information provided by Borrowing Agent and the apportionment among Lenders of the requested Revolving Advance as determined by Agent in accordance with the terms hereof.  Each Lender shall remit the principal amount of each Revolving Advance to Agent (such that Agent is able to, and Agent shall, to the extent the applicable Lenders have made funds available to it for such purpose and subject to Section 8.2, fund such Revolving Advance to Borrowers in Dollars and immediately available funds) at the Payment Office prior to the close of business, on the applicable borrowing date; provided that if any applicable Lender fails to remit such funds to Agent in a timely manner, Agent may elect in its sole discretion to fund with its own funds the Revolving Advance of such Lender on such borrowing date, and such Lender shall be subject to the repayment obligation in Section 2.6(c) hereof.

(c)Unless Agent shall have been notified by telephone, confirmed in writing, by any Lender holding a Revolving Commitment that such Lender will not make the amount which would constitute its applicable Revolving Commitment Percentage of the requested Revolving Advance available to Agent, Agent may (but shall not be obligated to) assume that such Lender has made such amount available to Agent on such date in accordance with Section 2.6(b) and may, in reliance upon such assumption, make available to Borrowers a corresponding amount.  In such event, if a Lender has not in fact made its applicable Revolving Commitment Percentage of the requested Revolving Advance available to Agent, then the applicable Lender and Borrowers severally agree to pay to Agent on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to Borrowers through but excluding the date of payment to Agent, at (i) in the case of a payment to be made by such Lender, the greater of (A) (x) the daily average Federal Funds Effective Rate (computed on the basis of a year of 360 days) during such period as quoted by Agent, times (y) such amount or (B) a rate determined by Agent in accordance with banking industry rules on interbank compensation, and (ii) in the case of a payment to be made by Borrower, the Revolving Interest Rate for Revolving Advances that are Domestic Rate Loans.  If such Lender pays its share of the applicable Revolving Advance to Agent, then the amount so paid shall constitute such Lender's Revolving Advance.  Any payment by Borrowers shall be without prejudice to any claim Borrowers may have against a Lender holding a Revolving Commitment that shall have failed to make such payment to Agent.  A certificate of Agent

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

submitted to any Lender or Borrower with respect to any amounts owing under this paragraph (c) shall be conclusive, in the absence of manifest error.

(d)Agent, on behalf of Swing Loan Lender, shall demand settlement (a "Settlement") of all or any Swing Loans with Lenders holding the Revolving Commitments on at least a weekly basis, or on any more frequent date that Agent elects or that Swing Loan Lender at its option exercisable for any reason whatsoever may request, by notifying Lenders holding the Revolving Commitments of such requested Settlement by facsimile, telephonic or electronic transmission no later than 3:00 p.m. on the date of such requested Settlement (the "Settlement Date").  Subject to any contrary provisions of Section 2.22, each Lender holding a Revolving Commitment shall transfer the amount of such Lender's Revolving Commitment Percentage of the outstanding principal amount (plus interest accrued thereon to the extent requested by Agent) of the applicable Swing Loan with respect to which Settlement is requested by Agent, to such account of Agent as Agent may designate not later than 5:00 p.m. on such Settlement Date if requested by Agent by 3:00 p.m., otherwise not later than 5:00 p.m. on the next Business Day.  Settlements may occur at any time notwithstanding that the conditions precedent to making Revolving Advances set forth in Section 8.2 have not been satisfied or the Revolving Commitments shall have otherwise been terminated at such time.  All amounts so transferred to Agent shall be applied against the amount of outstanding Swing Loans and, when so applied shall constitute Revolving Advances of such Lenders accruing interest as Domestic Rate Loans.  If any such amount is not transferred to Agent by any Lender holding a Revolving Commitment on such Settlement Date, Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon as specified in Section 2.6(c).

(e)If any Lender or Participant (a "Benefited Lender") shall at any time receive any payment of all or part of its Advances, or interest thereon, or receive any Collateral in respect thereof (whether voluntarily or involuntarily or by set-off) in a greater proportion than any such payment to and Collateral received by any other Lender, if any, in respect of such other Lender's Advances, or interest thereon, and such greater proportionate payment or receipt of Collateral is not expressly permitted hereunder, such Benefited Lender shall purchase for cash from the other Lenders a participation in such portion of each such other Lender's Advances, or shall provide such other Lender with the benefits of any such Collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such Collateral or proceeds ratably with each of the other Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.  Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that each Lender so purchasing a portion of another Lender's Advances may exercise all rights of payment (including rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion, and the obligations owing to each such purchasing Lender in respect of such participation and such purchased portion of any other Lender's Advances shall be part of the Obligations secured by the Collateral, and the obligations owing to each such purchasing Lender in respect of such participation and such purchased portion of any other Lender's Advances shall be part of the Obligations secured by the Collateral.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Maximum Advances

.  The aggregate balance of the sum of the aggregate Dollar Equivalent of the Maximum Undrawn Amount of all outstanding Letters of Credit, the Revolving Advances, and the Swing Loans outstanding at any time shall not exceed the Availability at such time.

2.8Manner and Repayment of Advances.

(a)The Revolving Advances and Swing Loans shall be due and payable in full on the last day of the Term subject to earlier prepayment as herein provided.  Notwithstanding the foregoing, all Advances shall be subject to earlier repayment upon (x) acceleration upon the occurrence of an Event of Default under this Agreement or (y) termination of this Agreement.  Each payment (including each prepayment) by any Borrower on account of the principal of and interest on the Advances shall be applied, first to the outstanding Swing Loans and next, pro rata according to the applicable Revolving Commitment Percentages of Lenders, to the outstanding Revolving Advances (subject to any contrary provisions of Section 2.22).

(b)Each Borrower recognizes that the amounts evidenced by checks, notes, drafts or any other items of payment relating to and/or proceeds of Collateral may not be collectible by Agent on the date received by Agent.  Agent shall conditionally credit Borrowers' Account for each item of payment on the next Business Day after the Business Day on which such item of payment is received by Agent (and the Business Day on which each such item of payment is so credited shall be referred to, with respect to such item, as the "Application Date")  Agent is not, however, required to credit Borrowers' Account for the amount of any item of payment which is unsatisfactory to Agent and Agent may charge Borrowers' Account for the amount of any item of payment which is returned, for any reason whatsoever, to Agent unpaid.  Subject to the foregoing, Borrowers agree that for purposes of computing the interest charges under this Agreement, each item of payment received by Agent shall be deemed applied by Agent on account of the Obligations on its respective Application Date.  Borrowers further agree that there is a monthly float charge payable to Agent for Agent's sole benefit, in an amount equal to (y) the face amount of all items of payment received during the prior month (including items of payment received by Agent as a wire transfer or electronic depository check) multiplied by (z) the Revolving Interest Rate with respect to Domestic Rate Loans for one (1) Business Day.  All proceeds received by Agent shall be applied to the Obligations in accordance with Section 4.8(h).

(c)All payments of principal, interest and other amounts payable hereunder, or under any of the Other Documents shall be made to Agent at the Payment Office not later than 1:00 p.m. on the due date therefor in Dollars in federal funds or other funds immediately available to Agent.  Agent shall have the right to effectuate payment of any and all Obligations due and owing hereunder by charging Borrowers' Account or by making Advances as provided in Section 2.2 hereof.

(d)Except as expressly provided herein, all payments (including prepayments) to be made by any Borrower on account of principal, interest, fees and other amounts payable hereunder shall be made without deduction, setoff or counterclaim and shall be

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

made to Agent on behalf of Lenders to the Payment Office, in each case on or prior to 1:00 p.m., in Dollars and in immediately available funds.

Repayment of Excess Advances

.  If at any time the aggregate balance of outstanding Revolving Advances, Swing Loans and/or Advances taken as a whole exceeds the maximum amount of such type of Advances and/or Advances taken as a whole (as applicable) permitted hereunder, such excess Advances shall be immediately due and payable without the necessity of any demand, at the Payment Office, whether or not a Default or an Event of Default has occurred.

Statement of Account

.  Agent shall maintain, in accordance with its customary procedures, a loan account ("Borrowers' Account") in the name of Borrowers in which shall be recorded the date and amount of each Advance made by Agent or Lenders and the date and amount of each payment in respect thereof; provided, however, the failure by Agent to record the date and amount of any Advance shall not adversely affect Agent or any Lender.  Each month, Agent shall send to Borrowing Agent a statement showing the accounting for the Advances made, payments made or credited in respect thereof, and other transactions between Agent, Lenders and Borrowers during such month.  The monthly statements shall be deemed correct and binding upon Borrowers in the absence of manifest error and shall constitute an account stated between Lenders and Borrowers unless Agent receives a written statement of Borrowers' specific exceptions thereto within thirty (30) days after such statement is received by Borrowing Agent.  The records of Agent with respect to Borrowers' Account shall be conclusive evidence absent manifest error of the amounts of Advances and other charges thereto and of payments applicable thereto.

2.11Letters of Credit.

(a)Subject to the terms and conditions hereof, Issuer shall issue or cause the issuance of standby letters of credit denominated in either Dollars or an Optional Currency ("Letters of Credit") for the account of any Borrower except to the extent that the issuance thereof would then cause the sum of (i) the outstanding Revolving Advances plus (ii) the outstanding Swing Loans, plus (iii) the Dollar Equivalent of the Maximum Undrawn Amount of all outstanding Letters of Credit, plus (iv) the Dollar Equivalent of the Maximum Undrawn Amount of the Letter of Credit to be issued to exceed the Availability at such time.  The Dollar Equivalent of the Maximum Undrawn Amount of all outstanding Letters of Credit shall not exceed in the aggregate at any time the Letter of Credit Sublimit.  All disbursements or payments related to Letters of Credit shall be deemed to be Domestic Rate Loans consisting of Revolving Advances and shall bear interest at the Revolving Interest Rate for Domestic Rate Loans (and if such disbursement or payment was made in an Optional Currency, the amount of such Revolving Advance shall be the Dollar Equivalent of such disbursement or payment).  Letters of Credit that have not been drawn upon shall not bear interest (but fees shall accrue in respect of outstanding Letters of Credit as provided in Section 3.2 hereof).

(b)Notwithstanding any provision of this Agreement, Issuer shall not be under any obligation to issue any Letter of Credit if (i) any order, judgment or decree of any Governmental Body or arbitrator shall by its terms purport to enjoin or restrain  Issuer from

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

issuing any Letter of Credit, or any Law applicable to Issuer or any request or directive (whether or not having the force of law) from any Governmental Body with jurisdiction over Issuer shall prohibit, or request that Issuer refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon Issuer with respect to the Letter of Credit any restriction, reserve or capital requirement (for which Issuer is not otherwise compensated hereunder) not in effect on the date of this Agreement, or shall impose upon Issuer any unreimbursed loss, cost or expense which was not applicable on the date of this Agreement, and which Issuer in good faith deems material to it, or (ii) the issuance of the Letter of Credit would violate one or more policies of Issuer applicable to letters of credit generally.  Borrowers and the Lenders hereby acknowledge and agree that all Existing Letters of Credit shall constitute Letters of Credit under this Agreement on and after the Closing Date with the same effect as if such Existing Letters of Credit were issued by Issuer at the request of Borrowers on the Closing Date.  The aggregate undrawn face amount of the Existing Letters of Credit on the Closing Date does not exceed $65,000,000, and Bank of America, N.A. shall under no circumstances issue Letters of Credit which would result in the aggregate undrawn face amount of the Letters of Credit issued by Bank of America, N.A. exceeding a sublimit of $65,000,000.  On or before June 30, 2017, Borrowers agree to replace all or some of the Existing Letters of Credit with Letters of Credit issued by PNC such that the aggregate undrawn face amount of the Existing Letters of Credit on June 30, 2017 does not exceed $25,000,000.

2.12Issuance of Letters of Credit.

(a)Borrowing Agent, on behalf of any Borrower, may request Issuer to issue or cause the issuance of a Letter of Credit by delivering to Issuer, with a copy to Agent at the Payment Office, prior to 1:00 p.m., at least five (5) Business Days prior to the proposed date of issuance, such Issuer's form of Letter of Credit Application (the "Letter of Credit Application") completed to the satisfaction of Agent and Issuer; and, such other certificates, documents and other papers and information as Agent or Issuer may reasonably request.  Issuer shall not issue any requested Letter of Credit if such Issuer has received notice from Agent that one or more of the applicable conditions set forth in Section 8.2 of this Agreement have not been satisfied or the commitments of Lenders to make Revolving Advances hereunder have been terminated for any reason.

(b)Each Letter of Credit shall, among other things, (i) provide for the payment of sight drafts or other written demands for payment, and (ii) have an expiry date not later than the last day of the Term unless prior to the last day of such Term, Borrowers provide Cash Collateralization for such Letter of Credit.  Any Letter of Credit may provide for renewal thereof for additional one-year periods. Each standby Letter of Credit shall be subject to the International Standby Practices (International Chamber of Commerce Publication Number 590) (the "ISP98 Rules"), or any subsequent revision thereof at the time a standby Letter of Credit is issued, as determined by Issuer.

(c)Agent shall use its reasonable efforts to notify Lenders of the request by Borrowing Agent for a Letter of Credit hereunder.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Requirements For Issuance of Letters of Credit

.  Borrowing Agent shall authorize and direct any Issuer to name the applicable Borrower as the "Applicant" or "Account Party" of each Letter of Credit.  If PNC is not the Issuer of any Letter of Credit, Borrowing Agent shall authorize and direct Issuer to deliver to Agent all instruments, documents, and other writings and property received by Issuer pursuant to the Letter of Credit and to accept and rely upon Agent's instructions and agreements with respect to all matters arising in connection with the Letter of Credit, the application therefor.

2.14Disbursements, Reimbursement.

(a)Immediately upon the issuance of each Letter of Credit, each Lender holding a Revolving Commitment shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from Issuer a participation in each Letter of Credit and each drawing thereunder in an amount equal to such Lender's Revolving Commitment Percentage of the Maximum Undrawn Amount of such Letter of Credit (as in effect from time to time) and the amount of such drawing, respectively.

(b)In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, Issuer will promptly notify Agent and Borrowing Agent.  Borrowers shall reimburse (such obligation to reimburse Issuer shall sometimes be referred to as a "Reimbursement Obligation") Issuer prior to 12:00 Noon, on or before the first Business Day after an amount is paid by Issuer under any Letter of Credit (each such date, a "Drawing Date") in an amount equal to the amount so paid by Issuer and in the currency in which such Letter of Credit is denominated (it being understood that any amount not paid by Borrowers prior to 12:00 Noon on the date payment is made by Issuer shall bear interest at the rate applicable to Domestic Rate Loans).  In the event Borrowers fail to reimburse Issuer for the full amount of any drawing under any Letter of Credit by 12:00 Noon, on the Drawing Date, Issuer will promptly notify Agent and each Lender holding a Revolving Commitment thereof, and Borrowers shall be automatically deemed to have requested that a Revolving Advance maintained as a Domestic Rate Loan (and, if the Letter of Credit was denominated in an Optional Currency, in the Dollar Equivalent amount paid by the Issuing Lender in such other currency on the Drawing Date thereof) be made by Lenders to be disbursed on the Drawing Date under such Letter of Credit, and Lenders holding the Revolving Commitments shall be unconditionally obligated to fund such Revolving Advance (all whether or not the conditions specified in Section 8.2 are then satisfied or the commitments of Lenders to make Revolving Advances hereunder have been terminated for any reason) as provided for in Section 2.14(c) immediately below.  Any notice given by Issuer pursuant to this Section 2.14(b) may be oral if promptly confirmed in writing; provided that the lack of such a confirmation shall not affect the conclusiveness or binding effect of such notice.

(c)Each Lender holding a Revolving Commitment shall upon any notice pursuant to Section 2.14(b) make available to Issuer through Agent at the Payment Office an amount in immediately available funds equal to its Revolving Commitment Percentage (subject to any contrary provisions of Section 2.22) of the amount of the drawing (and, if the Letter of Credit was denominated in an Optional Currency, in the Dollar Equivalent amount paid by the Issuing Lender in such other currency on the Drawing Date thereof), whereupon the participating

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Lenders shall (subject to Section 2.14(d)) each be deemed to have made a Revolving Advance maintained as a Domestic Rate Loan to Borrowers in that amount.  If any Lender holding a Revolving Commitment so notified fails to make available to Agent, for the benefit of Issuer, the amount of such Lender's Revolving Commitment Percentage of such amount by 2:00 p.m. on the Drawing Date, then interest shall accrue on such Lender's obligation to make such payment, from the Drawing Date to the date on which such Lender makes such payment (i) at a rate per annum equal to the Federal Funds Effective Rate during the first three (3) days following the Drawing Date and (ii) at a rate per annum equal to the rate applicable to Revolving Advances maintained as a Domestic Rate Loan on and after the fourth day following the Drawing Date.  Agent and Issuer will promptly give notice of the occurrence of the Drawing Date, but failure of Agent or Issuer to give any such notice on the Drawing Date or in sufficient time to enable any Lender holding a Revolving Commitment to effect such payment on such date shall not relieve such Lender from its obligations under this Section 2.14(c), provided that such Lender shall not be obligated to pay interest as provided in Section 2.14(c)(i) and (ii) until and commencing from the date of receipt of notice from Agent or Issuer of a drawing.

(d)With respect to any unreimbursed drawing that is not converted into a Revolving Advance maintained as a Domestic Rate Loan to Borrowers in whole or in part as contemplated by Section 2.14(b), because of Borrowers' failure to satisfy the conditions set forth in Section 8.2 hereof (other than any notice requirements) or for any other reason, Borrowers shall be deemed to have incurred from Agent a borrowing (each a "Letter of Credit Borrowing") in the amount of such drawing (and, if the Letter of Credit was denominated in an Optional Currency, in the Dollar Equivalent amount paid by the Issuing Lender in such other currency on the Drawing Date thereof).  Such Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate per annum applicable to a Revolving Advance maintained as a Domestic Rate Loan.  Each applicable Lender's payment to Agent pursuant to Section 2.14(c) shall be deemed to be a payment in respect of its participation in such Letter of Credit Borrowing and shall constitute a "Participation Advance" from such Lender in satisfaction of its Participation Commitment in respect of the applicable Letter of Credit under this Section 2.14.

(e)Each applicable Lender's Participation Commitment in respect of the Letters of Credit shall continue until the last to occur of any of the following events: (x) Issuer ceases to be obligated to issue or cause to be issued Letters of Credit hereunder; (y) no Letter of Credit issued or created hereunder remains outstanding and uncancelled; and (z) all Persons (other than Borrowers) have been fully reimbursed for all payments made under or relating to Letters of Credit.

(f)Notwithstanding anything contained herein to the contrary, any Revolving Advance made to fund a payment or disbursement with respect to any Letter of Credit denominated in an Optional Currency will be in Dollars.  Borrowers hereby indemnify Issuer for any losses, costs, expenses and damages (the "Currency Losses") that Issuer suffers as a result of the failure of Borrowers to reimburse Issuer in the applicable Optional Currency as required pursuant to Section 2.14(b) for any payment or disbursement made by Issuer in such Optional Currency.  Without limiting the foregoing, all Currency Losses shall include interest on any

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

unreimbursed payment or distribution by Issuer in an Optional Currency at a rate reasonably determined by Issuer as a rate comparable to the current rate on Domestic Rate Loans.

2.15Repayment of Participation Advances.

(a)Upon (and only upon) receipt by Agent for the account of Issuer of immediately available funds in Dollars from Borrowers (i) in reimbursement of any payment made by Issuer or Agent under the Letter of Credit with respect to which any Lender has made a Participation Advance to Agent, or (ii) in payment of interest on such a payment made by Issuer or Agent under such a Letter of Credit, Agent will pay to each Lender holding a Revolving Commitment, in the same funds as those received by Agent, the amount of such Lender's Revolving Commitment Percentage of such funds, except Agent shall retain the amount of the Revolving Commitment Percentage of such funds of any Lender holding a Revolving Commitment that did not make a Participation Advance in respect of such payment by Agent (and, to the extent that any of the other Lender(s) holding the Revolving Commitment have funded any portion such Defaulting Lender's Participation Advance in accordance with the provisions of Section 2.22, Agent will pay over to such Non-Defaulting Lenders a pro rata portion of the funds so withheld from such Defaulting Lender).

(b)If Issuer or Agent is required at any time to return to any Borrower, or to a trustee, receiver, liquidator, custodian, or any official in any insolvency proceeding, any portion of the payments made by Borrowers to Issuer or Agent pursuant to Section 2.15(a) in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each applicable Lender shall, on demand of Agent, forthwith return to Issuer or Agent the amount of its Revolving Commitment Percentage of the Dollar Equivalent of any amounts so returned by Issuer or Agent plus interest at the Federal Funds Effective Rate.

Documentation

.  Each Borrower agrees to be bound by the terms of the Letter of Credit Application and by Issuer's interpretations of any Letter of Credit issued on behalf of such Borrower and by Issuer's written regulations and customary practices relating to letters of credit, though Issuer's interpretations may be different from such Borrower's own.  In the event of a conflict between the Letter of Credit Application and this Agreement, this Agreement shall govern.  It is understood and agreed that, except in the case of gross negligence, bad faith or willful misconduct (as determined by a court of competent jurisdiction in a final non-appealable judgment), Issuer shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following Borrowing Agent's or any Borrower's instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto.

Determination to Honor Drawing Request

.  In determining whether to honor any request for drawing under any Letter of Credit by the beneficiary thereof, Issuer shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit and that any other drawing condition appearing on the face of such Letter of Credit has been satisfied in the manner so set forth.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Nature of Participation and Reimbursement Obligations

.  The obligation of each Lender holding a Revolving Commitment in accordance with this Agreement to make the Revolving Advances or Participation Advances as a result of a drawing under a Letter of Credit, and the obligations of Borrowers to reimburse Issuer upon a draw under a Letter of Credit, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Section 2.18 under all circumstances, including the following circumstances:

(i)any set-off, counterclaim, recoupment, defense or other right which such Lender or any Borrower, as the case may be, may have against Issuer, Agent, any Borrower or Lender, as the case may be, or any other Person for any reason whatsoever;

(ii)the failure of any Borrower or any other Person to comply, in connection with a Letter of Credit Borrowing, with the conditions set forth in this Agreement for the making of a Revolving Advance, it being acknowledged that such conditions are not required for the making of a Letter of Credit Borrowing and the obligation of Lenders to make Participation Advances under Section 2.14;

(iii)any lack of validity or enforceability of any Letter of Credit;

(iv)any claim of breach of warranty that might be made by any Borrower, Agent, Issuer or any Lender against the beneficiary of a Letter of Credit, or the existence of any claim, set-off, recoupment, counterclaim, cross-claim, defense or other right which any Borrower, Agent, Issuer or any Lender may have at any time against a beneficiary, any successor beneficiary or any transferee of any Letter of Credit or assignee of the proceeds thereof (or any Persons for whom any such transferee or assignee may be acting), Issuer, Agent or any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Borrower or any Subsidiaries of such Borrower and the beneficiary for which any Letter of Credit was procured);

(v)the lack of power or authority of any signer of (or any defect in or forgery of any signature or endorsement on) or the form of or lack of validity, sufficiency, accuracy, enforceability or genuineness of any draft, demand, instrument, certificate or other document presented under or in connection with any Letter of Credit, or any fraud or alleged fraud in connection with any Letter of Credit, or the transport of any property or provision of services relating to a Letter of Credit, in each case even if Issuer or any of Issuer's Affiliates has been notified thereof;

(vi)payment by Issuer under any Letter of Credit against presentation of a demand, draft or certificate or other document which is forged or does not fully comply with the terms of such Letter of Credit (provided that the foregoing shall not excuse Issuer from any obligation under the terms of any applicable Letter of Credit to require the presentation of documents that on their face appear to satisfy any applicable requirements for drawing under such Letter of Credit prior to honoring or paying any such draw);

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(vii)the solvency of, or any acts or omissions by, any beneficiary of any Letter of Credit, or any other Person having a role in any transaction or obligation relating to a Letter of Credit, or the existence, nature, quality, quantity, condition, value or other characteristic of any property or services relating to a Letter of Credit;

(viii)any failure by Issuer or any of Issuer's Affiliates to issue any Letter of Credit in the form requested by Borrowing Agent, unless Agent and Issuer have each received written notice from Borrowing Agent of such failure within three (3) Business Days after Issuer shall have furnished Agent and Borrowing Agent a copy of such Letter of Credit and such error is material and no drawing has been made thereon prior to receipt of such notice;

(ix)the occurrence of any Material Adverse Effect;

(x)any breach of this Agreement or any Other Document by any party thereto;

(xi)the occurrence or continuance of an insolvency proceeding with respect to any Borrower or any Guarantor;

(xii)the fact that a Default or an Event of Default shall have occurred and be continuing;

(xiii)the fact that the Term shall have expired or this Agreement or the obligations of Lenders to make Advances have been terminated; and

(xiv)any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

2.19Liability for Acts and Omissions.

(a)As between Borrowers and Issuer, Swing Loan Lender, Agent and Lenders, each Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit.  In furtherance and not in limitation of the foregoing, Issuer shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged (even if Issuer or any of its Affiliates shall have been notified thereof); (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit or any other claim of any Borrower against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among any Borrower and any beneficiary of any Letter of Credit or any such transferee; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, facsimile, telex or otherwise, whether or not they be in cipher;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of Issuer, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of Issuer's rights or powers hereunder.  Nothing in the preceding sentence shall relieve Issuer from liability for Issuer's gross negligence, bad faith or willful misconduct (as determined by a court of competent jurisdiction in a final non-appealable judgment) in connection with actions or omissions described in such clauses (i) through (viii) of such sentence.  In no event shall Issuer or Issuer's Affiliates be liable to any Borrower for any indirect, consequential, incidental, punitive, exemplary or special damages or expenses (including without limitation attorneys' fees), or for any damages resulting from any change in the value of any property relating to a Letter of Credit.

(b)Without limiting the generality of the foregoing, Issuer and each of its Affiliates:  (i) may rely on any oral or other communication believed in good faith by Issuer or such Affiliate to have been authorized or given by or on behalf of the applicant for a Letter of Credit; (ii) may honor any presentation if the documents presented appear on their face substantially to comply with the terms and conditions of the relevant Letter of Credit; (iii) may honor a previously dishonored presentation under a Letter of Credit, whether such dishonor was pursuant to a court order, to settle or compromise any claim of wrongful dishonor, or otherwise, and shall be entitled to reimbursement to the same extent as if such presentation had initially been honored, together with any interest paid by Issuer or its Affiliates; (iv) may honor any drawing that is payable upon presentation of a statement advising negotiation or payment, upon receipt of such statement (even if such statement indicates that a draft or other document is being delivered separately), and shall not be liable for any failure of any such draft or other document to arrive, or to conform in any way with the relevant Letter of Credit; (v) may pay any paying or negotiating bank claiming that it rightfully honored under the laws or practices of the place where such bank is located; and (vi) may settle or adjust any claim or demand made on Issuer or its Affiliate in any way related to any order issued at the applicant's request to an air carrier, a letter of guarantee or of indemnity issued to a steamship agent or carrier or any document or instrument of like import (each an "Order") and honor any drawing in connection with any Letter of Credit that is the subject of such Order, notwithstanding that any drafts or other documents presented in connection with such Letter of Credit fail to conform in any way with such Letter of Credit.

(c)In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by Issuer under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith and without gross negligence (as determined by a court of competent jurisdiction in a final non-appealable judgment), shall not put Issuer under any resulting liability to any Borrower, Agent or any Lender.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.20Voluntary and Mandatory Prepayments.

(a)Borrowers may prepay the Revolving Loans at any time in whole or in part.  Borrowers may permanently reduce the Revolving Commitments (with a corresponding reduction in the Maximum Revolving Advance Amount) at any time; provided, that (i) Borrowing Agent shall provide at least three (3) Business Days prior written notice of such reduction, (ii) such reduction shall be in increments of $10,000,000, (iii) such reduction shall be permanent and pro rata among the Lenders, and (iv) in no event shall the Revolving Commitments be reduced below $200,000,000.

(b)Mandatory Prepayment.

(i)If on any Computation Date, the aggregate balance of Revolving Advances plus Swing Loans plus the Dollar Equivalent of the Maximum Undrawn Amount of all outstanding Letters of Credit exceeds Availability, then Agent shall notify Borrower of the same.  The Borrowers shall pay or prepay one (1) Business Day after receiving such notice such that the aggregate balance of Revolving Advances plus Swing Loans plus the Dollar Equivalent of the Maximum Undrawn Amount of all outstanding Letters of Credit does not exceed Availability after giving effect to such payments or prepayments.

(ii)Promptly upon any voluntary or involuntary disposition (including as a result of a casualty or condemnation but excluding dispositions under clauses (a) through (g) and (i) of the definition of Permitted Dispositions) by GLDD or any other Credit Party, Borrowers shall prepay the outstanding principal amount of the Obligations in accordance with clause (c) below in an amount equal to one hundred percent (100%) of the Net Cash Proceeds received by such Person in connection with such disposition.  Nothing contained in this Section 2.20(b) shall permit GLDD or any of its Subsidiaries to make a disposition of any property other than in accordance with Section 7.1.

(iii)Promptly upon the issuance or incurrence by GLDD or any other Credit Party of any Indebtedness (other than Permitted Indebtedness), or upon an issuance of Equity interests by GLDD or any other Credit Party (other than any Excluded Equity Issuance), Borrowers shall prepay the outstanding principal amount of the Obligations in accordance with clause (c) below in an amount equal to one hundred percent (100%) of the Net Cash Proceeds received by such Person in connection therewith.  The provisions of this Section 2.20(b) shall not be deemed to be implied consent to any such issuance, incurrence or sale otherwise prohibited by the terms and conditions of this Agreement.

(iv)Promptly upon the receipt by GLDD or any other Credit Party of any Extraordinary Receipts, Borrowers shall prepay the outstanding principal of the Obligations in accordance with clause (c) below in an amount equal to one hundred percent (100%) of the Net Cash Proceeds received by such Person in connection therewith.

(v)Notwithstanding the foregoing, with respect to Net Cash Proceeds received by GLDD or any other Credit Party in connection with a disposition (including as a result of a casualty or condemnation) that are otherwise required to be used to prepay the

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Obligations pursuant to Section 2.20(b)(ii), up to $10,000,000 in the aggregate in any fiscal year of the Net Cash Proceeds from all such dispositions shall not be required to be so used to prepay the Obligations to the extent that such Net Cash Proceeds are used to replace, repair or restore properties or assets that were the subject of such disposition with like assets, provided that, (A) no Default or Event of Default has occurred and is continuing on the date such Person receives such Net Cash Proceeds, (B) Borrowing Agent delivers a certificate to Agent within ten (10) days after such disposition stating that such Net Cash Proceeds shall be used to so replace, repair or restore properties or assets as provided above within a period not to exceed three hundred sixty five days (365) days after the date of receipt of such Net Cash Proceeds (which certificate shall set forth estimates of the Net Cash Proceeds to be so expended), (C) if a Cash Dominion Period is in effect, such Net Cash Proceeds are deposited and maintained in a Controlled Account and (D) upon the earlier of (1) the expiration of the three hundred sixty five (365) day period pursuant to clause (B) above or (2) the occurrence and during the continuance of a Default or an Event of Default, such Net Cash Proceeds, if not theretofore so used, shall be used to prepay the Obligations in accordance with Section 2.20(b)(ii).

(c)Each prepayment pursuant to Section 2.20(b)(ii), (iii) and (iv) shall be applied, first, to the Swing Loans and Revolving Advances, until paid in full (with, if an Event of Default exists and the Required Lenders so elect, a corresponding permanent reduction in the Revolving Commitments (and corresponding reduction in the Maximum Revolving Advance Amount)), until paid in full, and second, to Cash Collateralize the Letters of Credit (with, if an Event of Default exists and the Required Revolving Lenders so elect, a corresponding permanent reduction in the Revolving Commitments (and corresponding reduction in the Maximum Revolving Advance Amount)); provided, that if an Application Event has occurred and is continuing and funds are to be applied pursuant to Section 11.5, such payments shall be applied in respect of the Obligations in accordance with Section 11.5.

2.21Use of Proceeds.

(a)Borrowers shall apply the proceeds of Advances to (i) repay the Indebtedness under the Existing Revolving Credit Facility and the ATB Note, (ii) pay fees and expenses relating to this transaction, (iii) finance Permitted Acquisitions, and (iv) provide for its working capital needs, general corporate purposes and reimburse drawings under Letters of Credit.

(b)Without limiting the generality of Section 2.21(a) above, neither Borrowers, Guarantors nor any other Person which may in the future become party to this Agreement or the Other Documents as a Borrower or Guarantor, intends to use nor shall they use any portion of the proceeds of the Advances, directly or indirectly, for any purpose in violation of Applicable Law.

2.22Defaulting Lender.

(a)Notwithstanding anything to the contrary contained herein, in the event any Lender is a Defaulting Lender, all rights and obligations hereunder of such Defaulting

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Lender and of the other parties hereto shall be modified to the extent of the express provisions of this Section 2.22 so long as such Lender is a Defaulting Lender.

(b)(i) Except as otherwise expressly provided for in this Section 2.22, Revolving Advances shall be made pro rata from Lenders holding Revolving Commitments which are not Defaulting Lenders based on their respective Revolving Commitment Percentages, and no Revolving Commitment Percentage of any Lender or any pro rata share of any Revolving Advances required to be advanced by any Lender shall be increased as a result of any Lender being a Defaulting Lender.  Amounts received in respect of principal of any type of Revolving Advances shall be applied to reduce such type of Revolving Advances of each Lender (other than any Defaulting Lender) holding a Revolving Commitment in accordance with their Revolving Commitment Percentages; provided, that, Agent shall not be obligated to transfer to a Defaulting Lender any payments received by Agent for Defaulting Lender's benefit, nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder (including any principal, interest or fees).  Amounts payable to a Defaulting Lender shall instead be paid to or retained by Agent.  Agent may hold and, in its discretion, re-lend to a Borrower the amount of such payments received or retained by it for the account of such Defaulting Lender.

(ii)Fees pursuant to Section 3.3 hereof shall cease to accrue in favor of such Defaulting Lender.

(iii)If any Swing Loans are outstanding or any Letters of Credit (or drawings under any Letter of Credit for which Issuer has not been reimbursed) are outstanding or exist at the time any such Lender holding a Revolving Commitment becomes a Defaulting Lender, then:

(A)Defaulting Lender's Participation Commitment in the outstanding Swing Loans and of the Maximum Undrawn Amount of all outstanding Letters of Credit shall be reallocated among Non-Defaulting Lenders holding Revolving Commitments in proportion to the respective Revolving Commitment Percentages of such Non-Defaulting Lenders to the extent (but only to the extent) that (x) such reallocation does not cause the aggregate sum of outstanding Revolving Advances made by any such Non-Defaulting Lender holding a Revolving Commitment plus such Lender's reallocated Participation Commitment in the outstanding Swing Loans plus such Lender's reallocated Participation Commitment in the aggregate Maximum Undrawn Amount of all outstanding Letters of Credit to exceed the Revolving Commitment Amount of any such Non-Defaulting Lender, and (y) no Default or Event of Default has occurred and is continuing at such time;

(B)if the reallocation described in clause (A) above cannot, or can only partially, be effected, Borrowers shall within one Business Day following notice by Agent (x) first, prepay any outstanding Swing Loans that cannot be reallocated, and (y) second, Cash Collateralize for the benefit of Issuer, Borrowers' obligations corresponding to such Defaulting Lender's Participation Commitment in the Maximum Undrawn Amount of all Letters of Credit (after giving effect to any partial reallocation

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

pursuant to clause (A) above) in accordance with Section 3.2(b) for so long as such Obligations are outstanding;

(C)if Borrowers Cash Collateralize any portion of such Defaulting Lender's Participation Commitment in the Maximum Undrawn Amount of all Letters of Credit pursuant to clause (B) above, Borrowers shall not be required to pay any fees to such Defaulting Lender pursuant to Section 3.2(a) with respect to such Defaulting Lender's Revolving Commitment Percentage of Maximum Undrawn Amount of all Letters of Credit during the period such Defaulting Lender's Participation Commitment in the Maximum Undrawn Amount of all Letters of Credit are Cash Collateralized;

(D)if Defaulting Lender's Participation Commitment in the Maximum Undrawn Amount of all Letters of Credit is reallocated pursuant to clause (A) above, then the fees payable to Lenders holding Revolving Commitments pursuant to Section 3.2(a) shall be adjusted and reallocated to Non-Defaulting Lenders holding Revolving Commitments in accordance with such reallocation; and

(E)if all or any portion of such Defaulting Lender's Participation Commitment in the Maximum Undrawn Amount of all Letters of Credit is neither reallocated nor Cash Collateralized pursuant to clauses (A) or (B) above, then, without prejudice to any rights or remedies of Issuer or any other Lender hereunder, all Letter of Credit Fees payable under Section 3.2(a) with respect to such Defaulting Lender's Revolving Commitment Percentage of the Maximum Undrawn Amount of all Letters of Credit shall be payable to the Issuer (and not to such Defaulting Lender) until (and then only to the extent that) such Participation Commitment in the Maximum Undrawn Amount of all Letters of Credit is reallocated and/or Cash Collateralized; and

(iv)so long as any Lender holding a Revolving Commitment is a Defaulting Lender, Swing Loan Lender shall not be required to fund any Swing Loans and Issuer shall not be required to issue, amend or increase any Letter of Credit, unless such Issuer is satisfied that the related exposure and Defaulting Lender's Participation Commitment in the Maximum Undrawn Amount of all Letters of Credit and all Swing Loans (after giving effect to any such issuance, amendment, increase or funding) will be fully allocated to Non-Defaulting Lenders holding Revolving Commitments and/or such Letters of Credit will be Cash Collateralized by Borrowers in accordance with clause (A) and (B) above, and participating interests in any newly made Swing Loan or any newly issued or increased Letter of Credit shall be allocated among Non-Defaulting Lenders in a manner consistent with Section 2.22(b)(iii)(A) above (and such Defaulting Lender shall not participate therein).

(c)Except in respect of the matters set forth in Sections 16.2(b)(i), (ii), (iii) or (v), a Defaulting Lender shall not be entitled to give instructions to Agent or to approve, disapprove, consent to or vote on any matters relating to this Agreement and the Other Documents, and all amendments, waivers and other modifications of this Agreement and the Other Documents may be made without regard to a Defaulting Lender and, for purposes of the definition of "Required Lenders", a Defaulting Lender shall not be deemed to be a Lender, to have any outstanding Advances or a Revolving Commitment Percentage.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)Other than as expressly set forth in this Section 2.22, the rights and obligations of a Defaulting Lender (including the obligation to indemnify Agent) and the other parties hereto shall remain unchanged.  Nothing in this Section 2.22 shall be deemed to release any Defaulting Lender from its obligations under this Agreement and the Other Documents, shall alter such obligations, shall operate as a waiver of any default by such Defaulting Lender hereunder, or shall prejudice any rights which any Borrower, Agent or any Lender may have against any Defaulting Lender as a result of any default by such Defaulting Lender hereunder.

(e)In the event that Agent, Borrowers, Swing Loan Lender and Issuer agree in writing that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then Agent will so notify the parties hereto, and, if such cured Defaulting Lender is a Lender holding a Revolving Commitment, then Participation Commitments of Lenders holding Revolving Commitments (including such cured Defaulting Lender) of the Swing Loans and Maximum Undrawn Amount of all outstanding Letters of Credit shall be reallocated to reflect the inclusion of such Lender's Revolving Commitment, and on such date such Lender shall purchase at par such of the Revolving Advances of the other Lenders as Agent shall determine may be necessary in order for such Lender to hold such Revolving Advances in accordance with its Revolving Commitment Percentage; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

(f)If Swing Loan Lender or Issuer has a good faith belief that any Lender holding a Revolving Commitment has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, Swing Loan Lender shall not be required to fund any Swing Loans and Issuer shall not be required to issue, amend or increase any Letter of Credit, unless Swing Loan Lender or Issuer, as the case may be, shall have entered into arrangements with Borrowers or such Lender, satisfactory to Swing Loan Lender or Issuer, as the case may be, to defease any risk to it in respect of such Lender hereunder.

Payment of Obligations

.  Agent may charge to Borrowers' Account as a Revolving Advance or, at the discretion of Swing Loan Lender, as a Swing Loan (i) all payments with respect to any of the Obligations required hereunder (including without limitation principal payments, payments of interest, payments of Letter of Credit Fees and all other fees provided for hereunder and payments under Sections 16.5 and 16.9) as and when each such payment shall become due and payable (whether as regularly scheduled, upon or after acceleration, upon maturity or otherwise), (ii) without limiting the generality of the foregoing clause (i), (a) all amounts expended by Agent or any Lender pursuant to Sections 4.2 or 4.3 hereof and (b) all expenses which Agent incurs in connection with the forwarding of Advance proceeds and the establishment and maintenance of any Controlled Accounts as provided for in Section 4.8(h), and (iii) any sums expended by Agent or any Lender due to any Credit Party's failure to perform or comply with its obligations under this Agreement or any Other Document including any Credit Party's obligations under Sections 3.3, 3.4, 4.4, 4.7, 6.4, 6.6 and 6.7 hereof, and all amounts so charged shall be added to the Obligations and shall be secured by the Collateral.  To

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the extent Revolving Advances are not actually funded by the other Lenders in respect of any such amounts so charged, all such amounts so charged shall be deemed to be Revolving Advances made by and owing to Agent and Agent shall be entitled to all rights (including accrual of interest) and remedies of a Lender under this Agreement and the Other Documents with respect to such Revolving Advances.

2.24Accordion.

(a)At any time Borrowing Agent may by written notice to Agent elect to request the establishment of one or more increases in the Revolving Commitment (with a corresponding increase in the Maximum Revolving Advance Amount) (each such increase, an "Incremental Commitment Increase" and, all such increases, collectively, the "Incremental Commitment Increases") to make incremental Revolving Advances (any such incremental Revolving Advance, an "Incremental Loan"); provided that (1) the total aggregate amount for all such Incremental Commitment Increases shall not (as of any date of incurrence thereof) exceed the amount of $100,000,000 and (2) the total aggregate amount for each Incremental Commitment Increase (and the Incremental Loans  made thereunder) shall not be less than the amount of $10,000,000 or, if less, the remaining amount permitted pursuant to the foregoing clause (1).  Each such notice shall specify the date (each, an "Increased Amount Date") on which Borrowers propose that any Incremental Commitment Increase shall be effective, which shall be a date not less than ten (10) Business Days after the date on which such notice is delivered to Agent.  Borrowers shall invite each Lender and may invite any other Person reasonably satisfactory to Agent, to provide an Incremental Commitment Increase (any such Person, an "Incremental Lender").  Any Lender offered or approached to provide all or a portion of any Incremental Commitment Increase may elect or decline, in its sole discretion, to provide such Incremental Commitment Increase.  In the event the Incremental Commitment Increases agreed to be provided by Lenders and such other Persons exceed the Incremental Commitment Increase request, Agent shall allocate such Incremental Commitment Increase as determined by Agent.  Any Incremental Commitment Increase shall become effective as of such Increased Amount Date; provided that:

(i)no Default or Event of Default shall exist on such Increased Amount Date before or after giving effect to any Incremental Commitment Increase;

(ii)each Incremental Commitment Increase (and the Incremental Loans made thereunder) shall constitute Obligations of Borrowers and be on the same terms (including, without limitation, interest rate, fees, voting rights and maturity date) as the existing Revolving Commitments and shall be permitted under the Note Indenture;

(iii)to the extent that such Incremental Commitment Increase is being provided by an Incremental Lender that is not a Lender hereunder at the time of such increase, such Incremental Commitment Increase shall be effected pursuant to one or more agreements joining such Lender to this Agreement executed and delivered by Borrowers, Agent and the applicable Incremental Lenders (which Lender joinder agreement may, without the consent of any other Lenders, effect such amendments to this Agreement and the Other Documents as may

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

be necessary or appropriate, in the opinion of Agent, to effect the provisions of this Section 2.24);

(iv)to the extent Agent has received a Mortgage on any Real Property, Credit Parties shall deliver a completed standard flood hazard determination form and such other  flood insurance documentation and information as Agent or any Lender shall reasonably request.

(v)Credit Parties shall execute and deliver additional Other Documents (including, without limitation, such opinions, resolutions, certificates and other instruments related thereto) as may be reasonably requested by Agent to effectuate the foregoing;

(vi)GLDD shall deliver or cause to be delivered any customary legal opinions or other documents reasonably requested by Agent in connection with any such transaction.

(b)The Incremental Lenders shall be included in any determination of the Required Lenders, and the Incremental Lenders will not constitute a separate voting class for any purposes under this Agreement.

(c)On any Increased Amount Date on which any Incremental Commitment Increase becomes effective, subject to the foregoing terms and conditions, each Incremental Lender providing an Incremental Commitment Increase shall become a Lender hereunder with respect to such Incremental Commitment Increase.

Utilization of Commitments in Optional Currencies

. For purposes of determining utilization of the Revolving Commitments, Agent will determine the Dollar Equivalent amount of (i) the outstanding and proposed Letters of Credit to be denominated in an Optional Currency as of the requested date of issuance, and (ii) the Maximum Undrawn Amount of the outstanding Letters of Credit denominated in an Optional Currency as of the last Business Day of each month (each such date under clauses (i) through (ii), and any other date on which Agent determines it is necessary or advisable to make such computation, in its sole discretion, is referred to as a "Computation Date").  Unless otherwise provided in this Agreement or agreed to by Agent, each Reimbursement Obligation shall be repaid or prepaid in the same currency in which the Reimbursement Obligation was made.

III.	INTEREST AND FEES.

Interest

.  Interest on Advances shall be payable in arrears on the first day of each month with respect to Domestic Rate Loans and, with respect to LIBOR Rate Loans, at (a) the end of each Interest Period, and (b) for LIBOR Rate Loans with an Interest Period in excess of three months, at the end of each three month period during such Interest Period, provided further that all accrued and unpaid interest shall be due and payable at the end of the Term.  Interest charges shall be computed on the actual principal amount of Advances outstanding during the month at a rate per annum equal to (i) with respect to Revolving Advances, the applicable Revolving Interest Rate and (ii) with respect to Swing Loans, the Revolving Interest Rate for Domestic Rate Loans (as applicable, the "Contract Rate").  Except as expressly provided

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

otherwise in this Agreement, any Obligations other than the Advances that are not paid when due shall accrue interest at the Revolving Interest Rate for Domestic Rate Loans, subject to the provision of the final sentence of this Section 3.1 regarding the Default Rate.  Whenever, subsequent to the date of this Agreement, the Alternate Base Rate is increased or decreased, the applicable Contract Rate shall be similarly changed without notice or demand of any kind by an amount equal to the amount of such change in the Alternate Base Rate during the time such change or changes remain in effect.  The LIBOR Rate shall be adjusted with respect to LIBOR Rate Loans without notice or demand of any kind on the effective date of any change in the Reserve Percentage as of such effective date.  Upon and after the occurrence of an Event of Default, and during the continuation thereof, at the direction of Required Lenders (or, in the case of any Event of Default under Section 10.7, immediately and automatically upon the occurrence of any such Event of Default without the requirement of any affirmative action by any party), the Obligations shall bear interest at the applicable Contract Rate plus two percent (2%) per annum (the "Default Rate").

3.2Letter of Credit Fees.

(a)Borrowers shall pay (x) to Agent, for the ratable benefit of Lenders holding Revolving Commitments, fees for each Letter of Credit for the period from and excluding the date of issuance of same to and including the date of expiration or termination, equal to the average daily face amount of each outstanding Letter of Credit multiplied by the Applicable Margin for Revolving Advances consisting of LIBOR Rate Loans, such fees to be calculated on the basis of a 360-day year for the actual number of days elapsed and to be payable quarterly in arrears on the first day of each calendar quarter and on the last day of the Term, and (y) to Issuer, a fronting fee of one-quarter of one percent (0.250%) (or such other amount as is agreed to by Issuer and Borrower and approved by Agent) per annum times the average daily face amount of each outstanding Letter of Credit for the period from and excluding the date of issuance of same to and including the date of expiration or termination, to be payable quarterly in arrears on the first day of each calendar quarter and on the last day of the Term (all of the foregoing fees, the "Letter of Credit Fees").  In addition, Borrowers shall pay to Agent, for the benefit of Issuer, any and all administrative, issuance, amendment, payment and negotiation charges with respect to Letters of Credit and all fees and expenses as agreed upon by Issuer and the Borrowing Agent in connection with any Letter of Credit, including in connection with the opening, amendment or renewal of any such Letter of Credit and any acceptances created thereunder, all such charges, fees and expenses, if any, to be payable on demand.  All such charges shall be deemed earned in full on the date when the same are due and payable hereunder and shall not be subject to rebate or pro-ration upon the termination of this Agreement for any reason.  Any such charge in effect at the time of a particular transaction shall be the charge for that transaction, notwithstanding any subsequent change in Issuer's prevailing charges for that type of transaction.  Upon and after the occurrence of an Event of Default, and during the continuation thereof, at the direction of Required Lenders (or, in the case of any Event of Default under Section 10.7, immediately and automatically upon the occurrence of any such Event of Default without the requirement of any affirmative action by any party), the Letter of Credit Fees described in clause (x) of this Section 3.2(a) shall be increased by an additional two percent (2.00%) per annum.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)At any time following the occurrence of an Event of Default, at the direction of Required Lenders (or, in the case of any Event of Default under Section 10.7, immediately and automatically upon the occurrence of such Event of Default, without the requirement of any affirmative action by any party), or upon the expiration of the Term or any other termination of this Agreement (and also, if applicable, in connection with any mandatory prepayment under Section 2.20), Borrowers shall Cash Collateralize all outstanding Letters of Credit, and each Borrower hereby irrevocably authorizes Agent, in its discretion, on such Borrower's behalf and in such Borrower's name, to open such an account and to make and maintain deposits therein, or in an account opened by such Borrower, in the amounts required to be made by such Borrower, out of the proceeds of Receivables or other Collateral or out of any other funds of such Borrower coming into any Lender's possession at any time.  Agent may, in its discretion, invest such Cash Collateral (less applicable reserves) in such short-term money-market items as to which Agent and such Borrower mutually agree (or, in the absence of such agreement, as Agent may reasonably select) and the net return on such investments shall be credited to such account and constitute additional Cash Collateral, or Agent may (notwithstanding the foregoing) establish the account provided for under this Section 3.2(b) as a non-interest bearing account and in such case Agent shall have no obligation (and Borrowers hereby waive any claim) under Article 9 of the Uniform Commercial Code or under any other Applicable Law to pay interest on such Cash Collateral being held by Agent.  No Borrower may withdraw amounts credited to any such account except upon the occurrence of (1) the cure or waiver of all Events of Default which resulted in the requirement to Cash Collateralize, or (2) all of the following: (x) payment and performance in full of all Obligations; (y) expiration of all Letters of Credit; and (z) termination of this Agreement.  Borrowers hereby assign, pledge and grant to Agent, for its benefit and the ratable benefit of Issuer, Lenders and each other Secured Party, a continuing security interest in and to and Lien on any such Cash Collateral and any right, title and interest of Borrowers in any deposit account, securities account or investment account into which such Cash Collateral may be deposited from time to time to secure the Obligations, specifically including all Obligations with respect to any Letters of Credit.  Borrowers agree that upon the coming due of any Reimbursement Obligations (or any other Obligations, including Obligations for Letter of Credit Fees) with respect to the Letters of Credit, Agent may use such Cash Collateral to pay and satisfy such Obligations.

Facility Fee

.  If, for any month during the Term, the average daily unpaid balance of the sum of Revolving Advances plus Swing Loans plus the Dollar Equivalent of the Maximum Undrawn Amount of all outstanding Letters of Credit for each day of such month does not equal the Maximum Revolving Advance Amount, then Borrowers shall pay to Agent, for the ratable benefit of Lenders holding the Revolving Commitments based on their Revolving Commitment Percentages, a fee at a rate equal to the Unused Line Fee on the amount by which the Maximum Revolving Advance Amount exceeds such average daily unpaid balance (the "Facility Fee").  Such Facility Fee shall be payable to Agent in arrears on the first day of each month with respect to the previous month.

3.4Collateral Evaluation Fee and Fee Letter.

(a)Borrowers shall pay to Agent (solely for its account and not the account of any Lenders) promptly at the conclusion of any collateral evaluation performed by or for the

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

benefit of Agent – namely any field examination, collateral analysis or other business analysis, the need for which is to be determined by Agent and which evaluation is undertaken by Agent or for Agent's benefit - a collateral evaluation fee in an amount equal to $1,000 (or such other amount customarily charged by Agent to its customers) per day for each person employed to perform such evaluation, plus a per examination manager review fee (whether such examination is performed by Agent's employees or by a third party retained by agent) in the amount of $1,300 (or such other amount customarily charged by Agent to its customers), plus all costs and disbursements incurred by Agent in the performance of such examination or analysis, and further provided that if third parties are retained to perform such collateral evaluations by Agent, then such fees charged by such third parties plus all costs and disbursements incurred by such third party, shall be the responsibility of Borrowers and shall not be subject to the foregoing limits; provided, that so long as no Event of Default shall have occurred during a calendar year, Borrowers shall not be obligated to reimburse Agent for more than one (1) field examination in such calendar year (increasing to two (2) field examinations in a calendar year if at any time during such calendar year Modified Undrawn Availability is less than twenty-two and one-half percent (22.5%) of the Maximum Revolving Advance Amount for five (5) consecutive days or Modified Undrawn Availability is less than $50,000,000 on any day), except for field examinations conducted in connection with a proposed Permitted Acquisition (whether or not consummated).

(b)Borrowers shall pay the amounts required to be paid in the Fee Letter in the manner and at the times required by the Fee Letter.

(c)All of the fees and out-of-pocket costs and expenses of any appraisals conducted pursuant to Section 4.7 hereof shall be paid for when due, in full and without deduction, off-set or counterclaim by Borrowers.

Computation of Interest and Fees

.  Interest and fees hereunder shall be computed on the basis of a year of 360 days and for the actual number of days elapsed.  If any payment to be made hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the applicable Contract Rate during such extension.

Maximum Charges

.  In no event whatsoever shall interest and other charges charged hereunder exceed the highest rate permissible under Applicable Law.  In the event interest and other charges as computed hereunder would otherwise exceed the highest rate permitted under Applicable Law: (i) the interest rates hereunder will be reduced to the maximum rate permitted under Applicable Law; (ii) such excess amount shall be first applied to any unpaid principal balance owed by Borrowers; and (iii) if the then remaining excess amount is greater than the previously unpaid principal balance, Lenders shall promptly refund such excess amount to Borrowers and the provisions hereof shall be deemed amended to provide for such permissible rate.

Increased Costs

.  In the event that any Applicable Law or any Change in Law or compliance by any Lender (for purposes of this Section 3.7, the term "Lender" shall include Agent, Swing Loan Lender, any Issuer or Lender and any corporation or bank controlling Agent,

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Swing Loan Lender, any Lender or Issuer and the office or branch where Agent, Swing Loan Lender, any Lender or Issuer (as so defined) makes or maintains any LIBOR Rate Loans) with any request or directive (whether or not having the force of law) from any central bank or other financial, monetary or other authority, shall:

(a)subject Agent, Swing Loan Lender, any Lender or Issuer to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any LIBOR Rate Loan, or change the basis of taxation of payments to Agent, Swing Loan Lender, such Lender or Issuer in respect thereof (except for Connection Income Taxes or Indemnified Taxes or Other Taxes covered by Section 3.10 and the imposition of, or any change in the rate of, any Excluded Taxes payable by Agent, Swing Loan Lender, such Lender or the Issuer);

(b)impose, modify or deem applicable any reserve, special deposit, assessment, special deposit, compulsory loan, insurance charge or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by, any office of Agent, Swing Loan Lender, Issuer or any Lender, including pursuant to Regulation D of the Board of Governors of the Federal Reserve System; or

(c)impose on Agent, Swing Loan Lender, any Lender or Issuer or the London interbank LIBOR market any other condition, loss or expense (other than Taxes) affecting this Agreement or any Other Document or any Advance made by any Lender, or any Letter of Credit or participation therein;

and the result of any of the foregoing is to increase the cost to Agent, Swing Loan Lender, any Lender or Issuer of making, converting to, continuing, renewing or maintaining its Advances hereunder by an amount that Agent, Swing Loan Lender, such Lender or Issuer deems to be material or to reduce the amount of any payment (whether of principal, interest or otherwise) in respect of any of the Advances by an amount that Agent, Swing Loan Lender or such Lender or Issuer deems to be material, then, in any case Borrowers shall pay Agent, Swing Loan Lender, such Lender or Issuer, within ten (10) days after receipt of a certificate from Agent, Swing Loan Lender, such Lender or Issuer, such additional amount as will compensate Agent, Swing Loan Lender or such Lender or Issuer for such additional cost or such reduction, as the case may be, provided that the foregoing shall not apply to increased costs which are reflected in the LIBOR Rate, as the case may be.  Agent, Swing Loan Lender, such Lender or Issuer shall certify the amount of such additional cost or reduced amount to Borrowing Agent, and such certification shall be conclusive absent manifest error.

Failure or delay on the part of Agent, Swing Loan Lender, such Lender or Issuer to demand compensation pursuant to this Section shall not constitute a waiver of Agent’s, Swing Loan Lender’s, such Lender’s or Issuer’s right to demand such compensation; provided that the Borrowers shall not be required to compensate Agent, Swing Loan Lender, such Lender or Issuer pursuant to this Section for any increased costs incurred or reductions suffered more than one hundred eighty (180) days prior to the date that Agent, Swing Loan Lender, such Lender or Issuer, as the case may be, notifies the Borrowers of the event or Change in Law giving rise to such increased costs or reductions, and of such Agent’s, Swing Loan Lender’s, such Lender’s or

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the one hundred eighty (180) day period referred to above shall be extended to include the period of retroactive effect thereof).

Basis For Determining Interest Rate Inadequate or Unfair

.  In the event that Agent or any Lender shall have determined that:

(a)reasonable means do not exist for ascertaining the LIBOR Rate applicable pursuant to Section 2.2 hereof for any Interest Period; or

(b)Dollar deposits in the relevant amount and for the relevant maturity are not available in the London interbank LIBOR market, with respect to an outstanding LIBOR Rate Loan, a proposed LIBOR Rate Loan, or a proposed conversion of a Domestic Rate Loan into a LIBOR Rate Loan; or

(c)the making, maintenance or funding of any LIBOR Rate Loan has been made impracticable or unlawful by compliance by Agent or such Lender in good faith with any Applicable Law or any interpretation or application thereof by any Governmental Body or with any request or directive of any such Governmental Body (whether or not having the force of law), or

(d)the LIBOR Rate will not adequately and fairly reflect the cost to such Lender of the establishment or maintenance of any LIBOR Rate Loan,

then Agent shall give Borrowing Agent prompt written or telephonic notice of such determination.  If such notice is given, (i) any such requested LIBOR Rate Loan shall be made as a Domestic Rate Loan, unless Borrowing Agent shall notify Agent no later than 1:00 p.m. two (2) Business Days prior to the date of such proposed borrowing, that its request for such borrowing shall be cancelled or made as an unaffected type of LIBOR Rate Loan, (ii) any Domestic Rate Loan or LIBOR Rate Loan which was to have been converted to an affected type of LIBOR Rate Loan shall be continued as or converted into a Domestic Rate Loan, or, if Borrowing Agent shall notify Agent, no later than 1:00 p.m. two (2) Business Days prior to the proposed conversion, shall be maintained as an unaffected type of LIBOR Rate Loan, and (iii) any outstanding affected LIBOR Rate Loans shall be converted into a Domestic Rate Loan, or, if Borrowing Agent shall notify Agent, no later than 1:00 p.m. two (2) Business Days prior to the last Business Day of the then current Interest Period applicable to such affected LIBOR Rate Loan, shall be converted into an unaffected type of LIBOR Rate Loan, on the last Business Day of the then current Interest Period for such affected LIBOR Rate Loans (or sooner, if any Lender cannot continue to lawfully maintain such affected LIBOR Rate Loan).  Until such notice has been withdrawn, Lenders shall have no obligation to make an affected type of LIBOR Rate Loan or maintain outstanding affected LIBOR Rate Loans and no Borrower shall have the right to convert a Domestic Rate Loan or an unaffected type of LIBOR Rate Loan into an affected type of LIBOR Rate Loan.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.9Capital Adequacy.

(a)In the event that Agent, Swing Loan Lender or any Lender shall have determined that any Applicable Law or guideline regarding liquidity or capital adequacy, or any Change in Law or any change in the interpretation or administration thereof by any Governmental Body, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Agent, Swing Loan Lender, Issuer or any Lender (for purposes of this Section 3.9, the term "Lender" shall include Agent, Swing Loan Lender, Issuer or any Lender and any corporation or bank controlling Agent , Swing Loan Lender or any Lender and the office or branch where Agent , Swing Loan Lender or any Lender (as so defined) makes or maintains any LIBOR Rate Loans) with any request or directive regarding liquidity or capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on Agent, Swing Loan Lender or any Lender's capital as a consequence of its obligations hereunder (including the making of any Swing Loans) to a level below that which Agent , Swing Loan Lender or such Lender could have achieved but for such adoption, change or compliance (taking into consideration Agent's, Swing Loan Lender's and each Lender's policies with respect to liquidity or capital adequacy) by an amount deemed by Agent, Swing Loan Lender or any Lender to be material, then, from time to time, Borrowers shall pay, within ten (10) days after receipt of a certificate pursuant to Section 3.9(b), to Agent, Swing Loan Lender or such Lender such additional amount or amounts as will compensate Agent, Swing Loan Lender or such Lender for such reduction.  In determining such amount or amounts, Agent, Swing Loan Lender or such Lender may use any reasonable averaging or attribution methods.  The protection of this Section 3.9 shall be available to Agent, Swing Loan Lender and each Lender regardless of any possible contention of invalidity or inapplicability with respect to the Applicable Law, rule, regulation, guideline or condition.

(b)A certificate of Agent, Swing Loan Lender or such Lender setting forth such amount or amounts as shall be necessary to compensate Agent , Swing Loan Lender or such Lender with respect to Section 3.9(a) hereof when delivered to Borrowing Agent shall be conclusive absent manifest error.

(c)Failure or delay on the part of Agent, Swing Loan Lender or such Lender to demand compensation pursuant to this Section shall not constitute a waiver of Agent’s, Swing Loan Lender’s or such Lender’s right to demand such compensation; provided that the Borrowers shall not be required to compensate Agent, Swing Loan Lender or such Lender pursuant to this Section for any increased costs incurred or reductions suffered more than one hundred eighty (180) days prior to the date that Agent, Swing Loan Lender or such Lender, as the case may be, notifies the Borrowers of the event or Change in Law giving rise to such increased costs or reductions, and of such Agent’s, Swing Loan Lender’s or such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the one hundred eighty (180) day period referred to above shall be extended to include the period of retroactive effect thereof).

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.10Taxes.

(a)Any and all payments by or on account of any Obligations hereunder or under any Other Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes; provided that if Credit Parties shall be required by Applicable Law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) Agent, Swing Loan Lender, Lender, Issuer or Participant, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Credit Parties shall make such deductions and (iii) the Credit Parties shall timely pay the full amount deducted to the relevant Governmental Body in accordance with Applicable Law.

(b)Without limiting the provisions of Section 3.10(a) above, Borrowers shall timely pay any Other Taxes to the relevant Governmental Body in accordance with Applicable Law.

(c)The Credit Parties shall jointly and severally indemnify Agent, Swing Loan Lender, each Lender, Issuer and any Participant, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by Agent, Swing Loan Lender, such Lender, Issuer, or such Participant, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Body.  A certificate as to the amount of such payment or liability delivered to Borrowers by any Lender, Swing Loan Lender, Participant, or Issuer (with a copy to Agent), or by Agent on its own behalf or on behalf of Swing Loan Lender, a Lender or Issuer, shall be conclusive absent manifest error.

(d)As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any Borrower to a Governmental Body, Borrowers shall deliver to Agent the original or a certified copy of a receipt issued by such Governmental Body evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Agent.

(e)(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made hereunder or under any Other Document shall deliver to the Borrowing Agent and the Agent, at the time or times reasonably requested by the Borrowing Agent or the Agent, such properly completed and executed documentation reasonably requested by the Borrowing Agent or the Agent as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if reasonably requested by the Borrowing Agent or the Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrowing Agent or the Administrative Agent as will enable the Borrowing Agent or the Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.  Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

documentation (other than such documentation set forth in Section 3.10(e)(ii)(A), (ii)(B), and (ii)(C)  and Section 3.10(f)  below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender or its Affiliates.  Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrowers and Agent in writing of its legal inability to do so.

(ii)Without limiting the generality of the foregoing, in the event that any Borrower is a U.S. Person:

A.any Lender that is a U.S. Person shall deliver to the Borrowing Agent and the Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of any Borrower or the Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

B.any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrowing Agent and the Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of any Borrower or the Agent), whichever of the following is applicable: (1)  in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under this Agreement and any Other Document, executed copies of IRS Form W-8BEN-E (or IRS Form W-8BEN, as applicable),  establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments hereunder or any Other Document, IRS Form W-8BEN-E (or IRS Form W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2)  executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a "bank" within the meaning of section 881(c)(3)(A) of the Code, (B) a "10 percent shareholder" of Borrowers within the meaning of section 881(c)(3)(B) of the Code, or (C) a "controlled foreign corporation" described in section 881(c)(3)(C) of the Code and (y) two duly completed valid originals of IRS Form W-8BEN-E (or W-8BEN, if applicable); or (4) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E, (or IRS Form W-8BEN, as applicable), a certificate meeting the requirements of Section 3.10(e)(ii)(3), IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

C.any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrowing Agent and the Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrowers or the Agent to determine the withholding or deduction required to be made.

(iii)Notwithstanding the submission of such documentation claiming a reduced rate of or exemption from U.S. withholding Tax, Agent shall be entitled to withhold United States federal income taxes at the full thirty percent (30%) withholding rate if in its reasonable judgment it is required to do so under the due diligence requirements imposed upon a withholding agent under § 1.1441-7(b) of the United States Income Tax Regulations or other Applicable Law.  Further, Agent is indemnified under § 1.1461-1(e) of the United States Income Tax Regulations against any claims and demands of any Lender, Issuer or assignee or participant of a Lender or Issuer for the amount of any tax it deducts and withholds in accordance with regulations under § 1441 of the Code.

(iv)For the purposes of applying this Section 3.10(e), the term Lender shall include any Lender, Swing Loan Lender, Issuer, and Participant.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrowers and Agent in writing of its legal inability to do so.

(f)If a payment made to a Lender, Swing Loan Lender, Participant, Issuer, or Agent under this Agreement or any Other Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Person fails to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender, Swing Loan Lender, Participant, Issuer, or Agent shall deliver to Agent (in the case of Swing Loan Lender, a Lender, Participant or Issuer) and Borrowers (A) a certification signed by the chief financial officer, principal accounting officer, treasurer or controller of such Person, and (B) other documentation reasonably requested by Agent or any Borrower sufficient for Agent and Borrowers to comply with their obligations under FATCA and to determine that Swing Loan Lender, such Lender, Participant, Issuer, or Agent has complied with such applicable reporting requirements.

(g)If Agent, Swing Loan Lender, a Lender, a Participant or Issuer determines, in its sole discretion, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by Borrowers or with respect to which Borrowers have paid additional amounts pursuant to this Section, it shall pay to Borrowers an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by Borrowers under this Section with respect to the Indemnified Taxes or Other Taxes giving rise to

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

such refund); net of all out-of-pocket expenses of Agent, Swing Loan Lender, such Lender, Participant, or the Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Body with respect to such refund), provided that Borrowers, upon the request of Agent, Swing Loan Lender, such Lender, Participant, or Issuer, agrees to repay the amount paid over to Borrowers (plus any penalties, interest or other charges imposed by the relevant Governmental Body) to Agent, Swing Loan Lender, such Lender, Participant or the Issuer in the event Agent, Swing Loan Lender, such Lender, Participant or the Issuer is required to repay such refund to such Governmental Body.  This Section shall not be construed to require Agent, Swing Loan Lender, any Lender, Participant, or Issuer to (i) make available its tax returns (or any other information relating to its taxes that it deems confidential) to Borrowers or any other Person or (ii) pay any amount under this Section 3.10(g) which would place the it or its Affiliates  in a less favorable net after-Tax position than it and its Affiliates would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid.

Mitigation Obligations; Replacement of Lenders

.

(a)Designation of a Different Lending Office. If any Lender requests compensation under Section 3.7 or 3.9, or requires the Borrowers to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Body for the account of any Lender pursuant to Section 3.10, then such Lender shall (at the request of the Borrowers) use reasonable efforts to designate a different lending office for funding or booking its Advances to the Borrowers hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.7, 3.9 or 3.10, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.  The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)Replacement of Lenders. If any Lender (an "Affected Lender") (a) makes demand upon Borrowers for (or if Borrowers are otherwise required to pay) amounts pursuant to Section 3.7, 3.9 or 3.10 hereof, (b) is unable to make or maintain LIBOR Rate Loans as a result of a condition described in Section 2.2(h) hereof, (c) is a Defaulting Lender, or (d) denies any consent requested by Agent pursuant to Section 16.2(b) hereof agreed to by Required Lenders, Borrowers may, within ninety (90) days of receipt of such demand, notice (or the occurrence of such other event causing Borrowers to be required to pay such compensation or causing Section 2.2(h) hereof to be applicable), or such Lender becoming a Defaulting Lender or denial of a request by Agent pursuant to Section 16.2(b) hereof, as the case may be, by notice in writing to Agent and such Affected Lender (i) request the Affected Lender to cooperate with Borrowers in obtaining a replacement Lender satisfactory to Agent and Borrowers (the "Replacement Lender"); (ii) request the non-Affected Lenders to acquire and assume all of the Affected Lender's Advances and its Revolving Commitment Percentage, as provided herein, but none of such Lenders shall be under any obligation to do so; or (iii) propose a Replacement Lender subject to approval by Agent.  If any satisfactory Replacement Lender shall be obtained, and/or

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

if any one or more of the non-Affected Lenders shall agree to acquire and assume all of the Affected Lender's Advances and its Revolving Commitment Percentage, then such Affected Lender shall assign, in accordance with Section 16.3 hereof, all of its Advances and its Revolving Commitment Percentage, and other rights and obligations under this Loan Agreement and the Other Documents to such Replacement Lender or non-Affected Lenders, as the case may be, in exchange for payment of the principal amount so assigned and all interest and fees accrued on the amount so assigned, plus all other Obligations then due and payable to the Affected Lender.  Nothing contained in this Section 3.11 shall limit Agent's and Borrowing Agent's right to replace a Lender pursuant to Section 16.2(d)0.

IV.	COLLATERAL: GENERAL TERMS

Security Interest in the Collateral

.  To secure the prompt payment and performance to Agent, Issuer, Swing Loan Lender, each Lender and each other Secured Party (and each other holder of any Obligations) of the Obligations, each Credit Party hereby assigns, pledges and grants to Agent for its benefit and for the ratable benefit of each Secured Party, a continuing security interest in and to and Lien on all of its Collateral, whether now owned or existing or hereafter created, acquired or arising and wheresoever located.  Each Credit Party shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect Agent's security interest and shall cause its financial statements to reflect such security interest.  Each Credit Party shall provide Agent with written notice of all commercial tort claims for which the amount of damages sought exceeds $500,000 promptly upon such claim having been asserted in judicial proceedings, mediation, arbitration or other formal or informal dispute resolution forums, such notice to contain a brief description of the claim(s), the events out of which such claim(s) arose and the parties against which such claims may be asserted and, if applicable in any case where legal proceedings regarding such claim(s) have been commenced, the case title together with the applicable court and docket number.

Perfection of Security Interest

.  Each Credit Party shall take all action that may be necessary or desirable, or that Agent may request, so as at all times to maintain the validity, perfection, enforceability and priority of Agent's security interest in and Lien on the Collateral or to enable Agent to protect, exercise or enforce its rights hereunder and in the Collateral, including, but not limited to, (i) immediately discharging all Liens other than Permitted Encumbrances, (ii) delivering to Agent, endorsements of, instruments of assignment as Agent may specify with respect to, and stamping or marking in such manner as Agent may specify, any and all chattel paper, instruments and advices thereof and documents evidencing or forming a part of the Collateral, (iii) executing and delivering pledges of the Equity Interests of each of its Subsidiaries (solely to the extent such Equity Interests do not constitute Excluded Property) (iv) executing and delivering Ship Mortgages with respect to Documented Vessels (including without limitation Documented Vessels acquired or constructed after the Closing Date) as well as evidence satisfactory to Agent that such Ship Mortgages have been duly recorded with each such Documented Vessel's flag state registry, and (v) executing and delivering financing statements, control agreements, instruments of pledge, mortgages (and satisfying the Real Estate Collateral Requirements), notices and assignments, in each case in form and substance reasonably satisfactory to Agent, relating to the creation, validity, perfection, maintenance or continuation of Agent's security interest and Lien under the Uniform Commercial Code or other Applicable Law.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

By its signature hereto, each Credit Party hereby authorizes Agent to file against such Credit Party, one or more financing, continuation or amendment statements pursuant to the Uniform Commercial Code in form and substance satisfactory to Agent (which statements may have a description of collateral which is broader than that set forth herein, including without limitation a description of Collateral as "all assets" and/or "all personal property" of any Credit Party).  All charges, expenses and fees Agent may incur in doing any of the foregoing, and any local taxes relating thereto, shall be charged to Borrowers' Account as a Revolving Advance of a Domestic Rate Loan and added to the Obligations.  Notwithstanding the foregoing, unless an Event of Default has occurred and is continuing, the Credit Parties  shall not be obligated to perfect a security interest in (a) motor vehicles and other assets subject to certificates of title with an aggregate fair market value not to exceed $500,000, (b) letter of credit rights (other than those that constitute supporting obligations as to other Collateral) with a value of less than $500,000, (c) deliver to Agent possession of any items of Collateral with a value of less than $500,000, or (d) deliver a Mortgage on Real Property with a fair market value of less than $500,000 when a Collateral Trigger Event has occurred.  In furtherance of the foregoing, after a Collateral Trigger Event has occurred, the Credit Parties shall deliver such documentation (including, without limitation, opinions of counsel and authorizing resolutions and with respect to Mortgages on Real Property, flood insurance documentation and other Real Estate Collateral Requirements) as Agent shall reasonably request.

Preservation of Collateral

.  Following the occurrence and during the continuation of an Event of Default and in addition to the rights and remedies set forth in Section 11.1 hereof, Agent: (a) may at any time take such steps as Agent deems necessary to protect Agent's interest in and to preserve the Collateral, including the hiring of security guards or the placing of other security protection measures as Agent may deem appropriate; (b) may employ and maintain at any of any Credit Party's premises a custodian who shall have full authority to do all acts necessary to protect Agent's interests in the Collateral; (c) may lease warehouse facilities to which Agent may move all or part of the Collateral; and (d) shall have, and is hereby granted, a right of ingress and egress to the places where the Collateral is located, and may proceed over and through any of Credit Parties' owned or leased property.  Each Credit Party shall cooperate fully with all of Agent's efforts to preserve the Collateral and will take such actions to preserve the Collateral as Agent may direct.  All of Agent's expenses of preserving the Collateral, including any expenses relating to the bonding of a custodian, shall be charged to Borrowers' Account as a Revolving Advance maintained as a Domestic Rate Loan and added to the Obligations.

4.4Ownership and Location of Collateral.

(a)With respect to the Collateral, at the time the Collateral becomes subject to Agent's security interest:  (i) each Credit Party shall be the sole owner of or have rights or an interest in, and be fully authorized and able to sell, transfer, pledge and/or grant a first priority security interest in each and every item of its respective Collateral to Agent, subject to Permitted Encumbrances; and, except for Permitted Encumbrances the Collateral shall be free and clear of all Liens whatsoever; (ii) each document and agreement executed by each Credit Party or delivered to Agent or any Lender in connection with this Agreement shall be true and correct in all material respects; (iii) all signatures and endorsements of each Credit Party that appear on

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

such documents and agreements shall be genuine and each Credit Party shall have full capacity to execute same; and (iv) each Credit Party's Equipment and Inventory shall be located as set forth on Schedule 4.4 (unless such Equipment or Inventory is being utilized for a project and at a customer's location, provided; that in any event such Equipment and Inventory shall be located within the United States), or at such other locations as a Credit Party may from time to time notify Agent.

(b)Schedule 4.4 hereto sets forth a correct and complete list as of the Closing Date of (A) each place of business of each Credit Party, (B) the chief executive office of each Credit Party; (C) the location of any Inventory or Equipment of a Credit Party (unless such Equipment or Inventory is being utilized for a project and at a customer's location, provided; that in any event such Equipment and Inventory shall be located within the United States), and (D) the location, by state and street address, of all Real Property owned or leased by each Credit Party, identifying which properties are owned and which are leased, together with the names and addresses of any landlords.

Defense of Agent's and Lenders' Interests

.  Until (a) payment and performance in full of all of the Obligations and (b) termination of this Agreement, Agent's interests in the Collateral shall continue in full force and effect.  Each Credit Party shall defend Agent's interests in the Collateral against any and all Persons whatsoever.  At any time following demand by Agent for payment of all Obligations after the occurrence and during the continuance of an Event of Default, Agent shall have the right to take possession of the indicia of the Collateral and the Collateral in whatever physical form contained, including:  labels, stationery, documents, instruments and advertising materials.  If Agent exercises this right to take possession of the Collateral, each Credit Party shall, upon demand, assemble it in a manner reasonably requested by Agent and make it available to Agent at a place reasonably convenient to Agent.  In addition, with respect to all Collateral, Agent and Lenders shall be entitled to all of the rights and remedies set forth herein and further provided by the Uniform Commercial Code or other Applicable Law.  If an Event of Default has occurred and is continuing, at Agent's request, each Credit Party shall, and Agent may, at its option, instruct all suppliers, carriers, forwarders, warehousers or others receiving or holding cash, checks, Inventory, documents or instruments in which Agent holds a security interest to deliver same to Agent and/or subject to Agent's order and if they shall come into any Credit Party's possession, they, and each of them, shall be held by such Credit Party in trust as Agent's trustee, and such Credit Party will immediately deliver them to Agent in their original form together with any necessary endorsement.

Inspection of Premises

.  During normal business hours, Agent shall have full access to and the right to audit, check, inspect and make abstracts and copies from each Credit Party's books, records, audits, correspondence and all other papers relating to the Collateral and the operation of each Credit Party's business.  Agent and its agents may enter upon any premises of any Credit Party upon reasonable notice at any time during business hours, for the purpose of inspecting the Collateral and any and all records pertaining thereto and the operation of such Credit Party's business.  Borrowers' obligation to pay fees to Agent in respect of collateral evaluations provided for under this Section 4.6 shall be limited to the extent set forth in Section 3.4.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appraisals

.  Agent may in its Permitted Discretion (and shall at the written direction of Required Lenders but only to the extent Borrowers are obligated to reimburse Agent pursuant to the terms of this Section 4.7), at any time after the Closing Date and from time to time, engage the services of an Approved Appraiser, for the purpose of appraising Credit Parties' assets; provided, that so long as no Event of Default shall have occurred during a calendar year, Agent shall not conduct more than one (1) appraisal of the Equipment (including Fleet Assets) in such calendar year (increasing to two (2) appraisals of Equipment (including Fleet Assets) in a calendar year if at any time during such calendar year Modified Undrawn Availability is less than twenty-two and one-half percent (22.5%) of the Maximum Revolving Advance Amount for five (5) consecutive days or Modified Undrawn Availability is less than $50,000,000 on any day), except for appraisals conducted in connection with a proposed Permitted Acquisition (whether or not consummated).  Absent the occurrence and continuance of an Event of Default at such time, Agent shall consult with Borrowing Agent as to the identity of any such Approved Appraiser.  Borrowers shall reimburse Agent for the costs, expenses and charges incurred by Agent in respect of any appraisal; provided, that so long as no Event of Default shall have occurred during a calendar year, Borrowers shall not be obligated to reimburse Agent for more than one (1) appraisal of the Equipment (including Fleet Assets) in such calendar year (increasing to two (2) appraisals of Equipment (including Fleet Assets) in a calendar year if at any time during such calendar year Modified Undrawn Availability is less than twenty-two and one-half percent (22.5%) of the Maximum Revolving Advance Amount for five (5) consecutive days or Modified Undrawn Availability is less than $50,000,000 on any day), except for appraisals conducted in connection with a proposed Permitted Acquisition (whether or not consummated).

4.8Receivables; Deposit Accounts and Securities Accounts.

(a)Each of the Receivables shall be a bona fide and valid account representing a bona fide indebtedness incurred by the Customer therein named, for a fixed sum as set forth in the invoice relating thereto (provided immaterial or unintentional invoice errors shall not be deemed to be a breach hereof) with respect to an absolute sale or lease and delivery of goods upon stated terms of a Credit Party, or work, labor or services theretofore rendered by a Credit Party as of the date each Receivable is created.  Same shall be due and owing in accordance with the applicable Credit Party's terms of sale with the Customer, without dispute, setoff or counterclaim except as may be stated on the accounts receivable schedules delivered by Credit Parties to Agent.

(b)Each Customer, to the best of each Credit Party's knowledge, as of the date each Receivable is created, is and will be solvent and able to pay all Receivables on which the Customer is obligated in full when due.  With respect to such Customers of any Credit Party who are not solvent, such Credit Party has set up on its books and in its financial records bad debt reserves adequate to cover such Receivables.

(c)Each Credit Party's chief executive office is located as set forth on Schedule 4.4.  Until written notice is given to Agent by Borrowing Agent of any other office at which any Credit Party keeps its records pertaining to Receivables, all such records shall be kept at such executive office.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)Credit Parties shall instruct their Customers to deliver all remittances upon Receivables (whether paid by check or by wire transfer of funds) to such Collection Account(s) (and any associated lockboxes) as contemplated by Section 4.8(h).  Notwithstanding the foregoing, to the extent any Credit Party directly receives any remittances upon Receivables, such Credit Party shall promptly deposit such remittances in a Collection Account, and shall as soon as possible and in any event no later than one (1) Business Day after the receipt thereof (i) in the case of remittances paid by check, deposit all such remittances in their original form (after supplying any necessary endorsements) and (ii) in the case of remittances paid by wire transfer of funds, transfer all such remittances, in each case, into such Collection Accounts(s).  Each Credit Party shall deposit in the Collection Account or, upon request by Agent after the occurrence and during the continuance of an Event of Default, deliver to Agent, in original form and on the date of receipt thereof, all checks, drafts, notes, money orders, acceptances, cash and other evidences of Indebtedness.

(e)[Intentionally Omitted].

(f)At any time following the occurrence and during the continuation of an Event of Default, Agent shall have the right to receive, endorse, assign and/or deliver in the name of Agent or any Credit Party any and all checks, drafts and other instruments for the payment of money relating to the Receivables, and each Credit Party hereby waives notice of presentment, protest and non-payment of any instrument so endorsed.  Each Credit Party hereby constitutes Agent or Agent's designee as such Credit Party's attorney with power at any time: following the occurrence and during the continuation of an Event of Default: (i) to endorse such Credit Party's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral; (ii) to sign such Credit Party's name on all financing statements or any other documents or instruments deemed necessary or appropriate by Agent to preserve, protect, or perfect Agent's interest in the Collateral and to file same; (iii) to receive, open and dispose of all mail addressed to any Credit Party at any post office box/lockbox maintained by Agent for Credit Parties or at any other business premises of Agent; (iv) to sign such Credit Party's name on any invoice or bill of lading relating to any of the Receivables, drafts against Customers, assignments and verifications of Receivables, (v) to demand payment of the Receivables; (vi) to enforce payment of the Receivables by legal proceedings or otherwise; (vii) to exercise all of such Credit Party's rights and remedies with respect to the collection of the Receivables and any other Collateral; (viii) to sue upon or otherwise collect, extend the time of payment of, settle, adjust, compromise, extend or renew the Receivables; (ix) to settle, adjust or compromise any legal proceedings brought to collect Receivables; (x) to prepare, file and sign such Credit Party's name on a proof of claim in bankruptcy or similar document against any Customer; (xi) to prepare, file and sign such Credit Party's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables; (xii) to accept the return of goods represented by any of the Receivables; (xiii) to change the address for delivery of mail addressed to any Credit Party to such address as Agent may designate; and (xiv) to do all other acts and things necessary to carry out this Agreement.  All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or of law, unless done maliciously or with gross (not mere) negligence, bad faith or willful misconduct (as determined

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

by a court of competent jurisdiction in a final non-appealable judgment); this power being coupled with an interest is irrevocable while any of the Obligations remain unpaid.

(g)Neither Agent nor any Lender shall, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Receivables or any instrument received in payment thereof, or for any damage resulting therefrom.

(h)Credit Parties shall (i) establish and maintain their primary depository and treasury management relationships and all Collection Accounts with the Primary Depository Institution and (ii) deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all of their collections and proceeds of Collateral into a Collection Account of a Credit Party (or into a lockbox from which collections received therein are deposited into a Collection Account of a Credit Party).  Each Collection Account and each other deposit or securities account of a Credit Party (each such Collection Account, deposit account or securities account, other than an Excluded Deposit Account, a "Controlled Account") shall be subject to a deposit account control agreement with the applicable bank, financial or securities intermediary (each, a "Controlled Account Bank") in form and substance reasonably satisfactory to Agent and shall provide (unless Agent otherwise agrees), among other things, that (A) the applicable Controlled Account Bank will comply with any instructions originated by Agent directing the disposition of the funds in such Controlled Account without further consent by the applicable Credit Party, (B) the applicable Controlled Account Bank waives, subordinates, or agrees not to exercise any rights of setoff or recoupment or any other claim against the applicable Controlled Account other than for payment of its service fees and other charges directly related to the administration of such Controlled Account and for returned checks or other items of payment, and (C) upon the instruction of Agent (an "Activation Instruction"), the applicable Controlled Account Bank will forward by daily sweep all amounts in the applicable Controlled Account as  identified by Agent in such Activation Instruction to the appropriate account of Agent.  Agent agrees not to issue an Activation Instruction with respect to any Controlled Account unless a Cash Dominion Period has commenced.  If a Cash Dominion Trigger Event occurs, Agent may (and at the written direction of Required Lenders shall) issue an Activation Instruction. Agent agrees to use commercially reasonable efforts to rescind an Activation Instruction at such time as the Cash Dominion Period with respect to such Cash Dominion Triggering Event has terminated.  Agent shall apply all funds received by it from the Controlled Accounts to the Revolving Advances; provided, that if an Application Event has occurred and is continuing and funds are to be applied pursuant to Section 11.5, such funds are to be applied in respect of the obligations in accordance with Section 11.5 to the satisfaction of the Obligations (including the Cash Collateralization of the Letters of Credit) in the manner provided in this Agreement; provided further that, in the absence of any Event of Default, Agent shall apply all such funds representing collection of Receivables first to the prepayment of the principal amount of the Swing Loans, if any, and then to the Revolving Advances.

(i)If an Event of Default has occurred and is continuing, no Credit Party will, without Agent's consent, compromise or adjust any Receivables (or extend the time for payment thereof) or accept any material returns of merchandise or grant any additional discounts,

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

allowances or credits thereon except for those compromises, adjustments, returns, discounts, credits and allowances as have been heretofore customary in the Ordinary Course of Business of such Credit Party.

(j)All deposit accounts, securities accounts and investment accounts of each Credit Party and its Subsidiaries as of the Closing Date are set forth on Schedule 4.8(j).  No Credit Party shall open any new deposit account, securities account or investment account unless (i) Borrowers shall have given at least ten (10) days prior written notice to PNC and (ii) if such account is to be maintained with a bank, depository institution or securities intermediary that is not Agent, such bank, depository institution or securities intermediary, each applicable Credit Party and Agent shall first have entered into an account control agreement in form and substance satisfactory to Agent sufficient to give Agent "control" (for purposes of Articles 8 and 9 of the Uniform Commercial Code) over such account.  Notwithstanding anything herein to the contrary, this Section 4.8(j) shall not apply to Excluded Deposit Accounts.

Inventory

.  To the extent Inventory held for sale or lease has been produced by any Credit Party, it has been and will be produced by such Credit Party in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder.

Maintenance of Equipment

.  The Equipment shall be maintained in good operating condition and repair (reasonable wear and tear excepted) and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Equipment shall be maintained and preserved, except where the failure to do so would not have a Material Adverse Effect.  No Credit Party shall use or operate the Equipment in violation of any law, statute, ordinance, code, rule or regulation except to the extent such violations would not have a Material Adverse Effect.

Exculpation of Liability

.  Nothing herein contained shall be construed to constitute Agent or any Lender as any Credit Party's agent for any purpose whatsoever, nor shall Agent or any Lender be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof unless caused maliciously or with gross (not mere) negligence, bad faith or willful misconduct (as determined by a court of competent jurisdiction in a final non-appealable judgment).  Neither Agent nor any Lender, whether by anything herein or in any assignment or otherwise, assume any of any Credit Party's obligations under any contract or agreement assigned to Agent or such Lender, and neither Agent nor any Lender shall be responsible in any way for the performance by any Credit Party of any of the terms and conditions thereof.

Maritime Representations and Covenants

.  Each Credit Party:

(a)represents and warrants that as of the Closing Date (i) all Fleet Assets are listed on Schedule 1.3 and (ii) all of the Fleet Assets that constitute Specified Foreign Location Vessels are identified on Schedule 1.3 and the locations of such Specified Foreign Location Vessels are identified on Schedule 1.3;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)will not transfer or change the flag of, or change the name or vessel number of, any of the Documented Vessels without the prior written consent of Agent;  provided, further, that any such consent, once obtained shall not be construed to be a waiver of this provision with respect to any subsequent proposed transfer or change of flag, or change in the name or vessel number of such vessel, or any other Documented Vessels;

(c)will not permit any Documented Vessel to be (i) flagged in any jurisdiction other than the United States or the Republic of the Marshall Islands except for the Documented Vessels listed on Schedule 1.3 and flagged in Bahrain or St. Kitts, or (ii) located outside of the United States except (y) for the Specified Foreign Location Vessels and Documented Vessels flagged in St. Kitts listed on Schedule 1.3 which shall be located at the jurisdictions identified on Schedule 1.3, (x) Fleet Assets designated by Agent as Specified Foreign Location Vessels after the Closing Date which shall be located in the jurisdictions approved by Agent in connection with such designation, (y) as may be permitted by Section 4.12(i), or (z) as otherwise may be agreed in writing by Agent;

(d)will not (i) cause or permit any Documented Vessel to be operated in any manner contrary to law; (ii) engage in any unlawful trade or violate any law or expose any Documented Vessel to penalty or forfeiture, except where any such operation, engagement, violation or exposure could not reasonably be expected to have a Material Adverse Effect; or (iii) do, or suffer or permit to be done, anything which can or may injuriously affect, in any material respect, the registration, documentation or trade endorsement of a Documented Vessel under the laws and regulations of the United States, the Republic of the Marshall Islands, St. Kitts or such other jurisdiction governing the documentation or registration of such Documented Vessel;

(e)shall promptly notify Agent in writing of any arrest or threatened arrest of any Documented Vessel in which any Lien is asserted against such Documented Vessel for loss, damage or expense which is covered by insurance required hereunder, and it is necessary for such Credit Party to obtain a bond or supply other security to prevent arrest of such Documented Vessel or to release the Documented Vessel from arrest on account of such claim or lien, and within thirty (30) days, cause such Documented Vessel to be released by posting security or otherwise;

(f)will not (i) do or permit or willingly allow to be done any act to cause any insurance required by the terms of this Agreement or any Ship Mortgage to be suspended, impaired or cancelled, and (ii) permit or allow any Documented Vessel to undertake any voyage or run any risk or transport any cargo or passengers which may not be permitted by the policies in force, without having first insured such Documented Vessel by additional coverage for such voyages, risks, passengers or cargos;

(g)shall promptly notify Agent of the actual or constructive total loss of a Documented Vessel or the agreed or compromised total loss of a Documented Vessel, or the arrest capture, condemnation, confiscation, registration, seizure or forfeiture of a Documented Vessel;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(h)shall cause each Documented Vessel to remain subject to a certificate of documentation or certificate of registry, official name and official number, and prior to causing any Fleet Asset to be a Documented Vessel, Credit Parties shall provide at least 30 day prior written notice to Agent;

(i)shall not move any Fleet Asset that is an Eligible Fleet Asset outside of the continental United States, unless (i) pursuant to a binding contract for a project, and (ii) having first delivered to Agent a Borrowing Base Certificate calculated as of such date to reflect that such Fleet Asset will not constitute an Eligible Fleet Asset except to the extent such Fleet Asset constitutes a Specified Foreign Location Vessel and a certificate duly executed by a Responsible Officer of the Borrowing Agent that describes the intended geographic location of the Fleet Asset and duration of the project.

Release of Liens on Release Eligible Specified Foreign Location Vessels

.  At the written request of Borrowing Agent, Agent shall release its Lien on any Release Eligible Specified Foreign Location Vessel so long as the Foreign Location Release Conditions are satisfied after giving effect to such release.

Real Property Collateral

.  If a Collateral Trigger Event occurs and Agent provides written notice to Borrowing Agent (with a copy to Lenders) directing Borrowers to satisfy the Real Estate Collateral Requirements, Borrowers shall within 60 days of such notice satisfy the Real Estate Collateral Requirements in a manner satisfactory to Agent.

V.	REPRESENTATIONS AND WARRANTIES.

Each Credit Party represents and warrants, as to itself and each of its Subsidiaries, as follows:

Authority

.  Each Credit Party has full power, authority and legal right to enter into this Agreement and the Other Documents to which it is a party and to perform all its respective Obligations hereunder and thereunder.  This Agreement and the Other Documents to which it is a party have been duly executed and delivered by each Credit Party, and this Agreement and the Other Documents to which it is a party constitute the legal, valid and binding obligation of such Credit Party enforceable in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally.  The execution, delivery and performance of this Agreement and of the Other Documents to which it is a party (a) are within such Credit Party's corporate or company powers, as applicable, have been duly authorized by all necessary corporate or company action, as applicable, are not in contravention of law or the terms of such Credit Party's Organizational Documents or to the conduct of such Credit Party's business or of any Material Contract or undertaking to which such Credit Party is a party or by which such Credit Party is bound, (b) will not conflict with or violate any law or regulation, or any judgment, order or decree of any Governmental Body, (c) will not require the Consent of any Governmental Body, any party to a Material Contract or any other Person, except (i) those Consents set forth on Schedule 5.1 hereto, all of which will have been duly obtained, made or compiled prior to the Closing Date and which are in full force and effect, and (ii) where the failure to obtain such Consents would not

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

reasonably be expected to result in a Material Adverse Effect, and (d) will not conflict with, nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of such Credit Party under the provisions of any agreement, instrument, or other document to which such Credit Party is a party or by which it or its property is a party or by which it may be bound.

5.2Formation and Qualification.

(a)Each Credit Party is duly incorporated or formed, as applicable, and in good standing under the laws of the state listed on Schedule 5.2(a) and is qualified to do business and is in good standing in the states listed on Schedule 5.2(a) which constitute all states in which qualification and good standing are necessary for such Credit Party to conduct its business and own its property and where the failure to so qualify could reasonably be expected to have a Material Adverse Effect.  Each Credit Party has delivered to Agent true and complete copies of its Organizational Documents as of the Closing Date and will promptly notify Agent of any amendment or changes thereto.

(b)The only Subsidiaries of GLDD and each other Credit Party as of the Closing Date are listed on Schedule 5.2(b).

Survival of Representations and Warranties

.  All representations and warranties of such Credit Party contained in this Agreement and the Other Documents to which it is a party shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) at the time of such Credit Party's execution of this Agreement and the Other Documents to which it is a party and true and correct in all in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the time of any request for an Advance (except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).

Tax Returns

.  Each Credit Party's federal tax identification number is set forth on Schedule 5.4.  Each Credit Party has filed all federal, state and local tax returns and other reports each is required by law to file and has paid all taxes, assessments, fees and other governmental charges that are due and payable, except to the extent that they are being Properly Contested.  The provision for taxes on the books of each Credit Party is adequate for all years not closed by applicable statute, and for its current fiscal year, and no Credit Party has any knowledge of any deficiency or additional assessment in connection therewith not provided for on its books.

5.5Financial Statements; No Material Adverse Effect.

(a)The pro forma balance sheet of GLDD on a Consolidated Basis (the "Pro Forma Balance Sheet") furnished to Agent on the Closing Date reflects the consummation of the

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

transactions contemplated under this Agreement (collectively, the "Transactions") and is accurate, complete and correct and fairly reflects the financial condition of GLDD on a Consolidated Basis as of the Closing Date after giving effect to the Transactions, and has been prepared in accordance with GAAP, consistently applied.  The Pro Forma Balance Sheet has been certified as accurate, complete and correct in all material respects by a Responsible Officer of Borrowing Agent.  All financial statements referred to in this subsection 5.5(a), including the related schedules and notes thereto, have been prepared in accordance with GAAP, except as may be disclosed in such financial statements.

(b)The twelve (12) month cash flow and balance sheet projections of GLDD on a Consolidated Basis, copies of which are annexed hereto as Exhibit 5.5(b) (the "Projections") were approved by a Responsible Officer of GLDD, are based on underlying assumptions which provide a reasonable basis for the projections contained therein and reflect Borrowers' judgment based on present circumstances of the most likely set of conditions and course of action for the projected period (it being recognized by Agent and the Lenders that such projected financial information is not to be viewed as fact and is subject to significant uncertainties and contingencies many of which are beyond the Borrowers’ control, that no assurance can be given that any particular financial projections will be realized, and that actual results may vary materially from such projected financial information).  The cash flow Projections together with the Pro Forma Balance Sheet are referred to as the "Pro Forma Financial Statements".

(c)The consolidated balance sheets of GLDD and its Subsidiaries, and such other Persons described therein, as of October 31, 2016, and the related statements of income, changes in stockholder's equity, and changes in cash flow for the period ended on such date, all accompanied by reports thereon containing opinions without qualification by independent certified public accountants, copies of which have been delivered to Agent, have been prepared in accordance with GAAP, consistently applied (except for changes in application to which such accountants concur) and present fairly the financial position of GLDD and its Subsidiaries at such date and the results of their operations for such period. Without limiting any of Agent's or Lenders' rights as a result of a breach of the forgoing representation and warranty, in the event the financial statements of GLDD and its Subsidiaries for any of the months of December, 2015 through October, 2016 are restated or otherwise adjusted after the Closing Date, stipulated EBIDTA for any such month shall be reduced to reflect such restatement or adjustment.

(d)Since December 31, 2015, there has not occurred any event, condition or state of facts which has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

Entity Names

.  Except as set forth on Schedule 5.6, no Credit Party has been known by any other company or corporate name, as applicable, in the past five (5) years and has not provided services or sold Inventory under any other name, nor has any Credit Party been the surviving corporation or company, as applicable, of a merger or consolidation or acquired all or substantially all of the assets of any Person or a business of a Person during the preceding five (5) years.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.7Environmental Compliance; Flood Insurance.

(a)The properties owned, leased or operated by each Credit Party and each Subsidiary thereof do not contain, and to their knowledge have not previously contained, any Hazardous Materials in quantities or conditions that could reasonably be expected to give rise to liability on the part of any Credit Party or any Subsidiary thereof or which constitute or constituted a violation of applicable Environmental Laws, except for such liability or violation that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b)All operations conducted by each Credit Party and each Subsidiary thereof are in compliance, and have been in compliance, with all applicable Environmental Laws, except for any noncompliance which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(c)No Credit Party nor any Subsidiary thereof has received any written notice of any Environmental Claim, nor does any Credit Party or any Subsidiary thereof have knowledge or reason to believe that any such notice will be received or is being threatened which, in either case, could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(d)Hazardous Materials have not been transported off-site or disposed of at, on or from the properties owned, leased or operated by any Credit Party or any Subsidiary thereof in violation of, or which could give rise to liability under, Environmental Laws, nor have any Hazardous Materials been generated, treated, stored or disposed of at, on or under any of such properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Laws, except for any liability or violation which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(e)No Environmental Claim is pending, or, to the knowledge of any Credit Party or any Subsidiary thereof, threatened, under any Environmental Law to which any Credit Party or any Subsidiary thereof is or will be named as a potentially responsible party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to any Credit Party or any Subsidiary thereof that, in any such case, could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(f)All Real Property owned by Credit Parties and subject to a Mortgage is insured pursuant to policies and other bonds which are valid and in full force and effect and which provide adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of each such Credit Party in accordance with prudent business practice in the industry of such Credit Party.  Each Credit Party has taken all actions required under the Flood Laws and/or requested by Agent (for further delivery to each Lender) or any Lender to assist in ensuring that each Lender is in compliance with the Flood Laws applicable to the Collateral, including, but not limited to, providing Agent with the address and/or GPS coordinates of each structure located upon any Real Property that will be subject to a

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Mortgage in favor of Agent, for the benefit of Lenders, and, to the extent required, obtaining flood insurance in compliance with Flood Laws for such property, structures and contents prior to such property, structures and contents becoming Collateral.

5.8Solvency; No Litigation, Violation, Indebtedness or Default; ERISA Compliance.

(a)(i) After giving effect to the Transactions, each Credit Party is solvent, able to pay its debts as they mature, has capital sufficient to carry on its business and all businesses in which it is about to engage, (ii) as of the Closing Date, the fair present saleable value of its assets, calculated on a going concern basis, is in excess of the amount of its liabilities (actual, contingent or otherwise), and (iii) subsequent to the Closing Date, the fair saleable value of its assets (calculated on a going concern basis) will be in excess of the amount of its liabilities.

(b)Except as disclosed in Schedule 5.8(b), no Credit Party or any Subsidiary of a Credit Party has any pending or threatened litigation, arbitration, actions or proceedings in excess of $[*].  No Credit Party or any Subsidiary of a Credit Party has any outstanding Indebtedness other than Permitted Indebtedness.

(c)As of the Closing Date, no Credit Party nor any ERISA Affiliate maintains or contributes to, or has any obligation under, pension or Multiemployer Plans other than those identified on Schedule 5.8(c).

(d)Each Credit Party and each ERISA Affiliate is in compliance with all applicable provisions of ERISA, the Code and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired and except where a failure to so comply could not reasonably be expected to have a Material Adverse Effect.  Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code except for such plans that have not yet received determination letters but for which the remedial amendment period for submitting a determination letter has not yet expired.  No liability has been incurred by any Credit Party or any ERISA Affiliate which remains unsatisfied for any taxes or penalties assessed with respect to any Employee Benefit Plan or any Multiemployer Plan except for a liability that could not reasonably be expected to have a Material Adverse Effect.

(e)As of the Closing Date, no funding waiver from the IRS been received or requested with respect to any Pension Plan, nor has any Credit Party or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Sections 412 or 430 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under Sections 412 or 430 of the Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Pension Plan.

(f)Except where the failure of any of the following representations to be correct could not reasonably be expected to have a Material Adverse Effect, no Credit Party nor

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

any ERISA Affiliate has:  (i) engaged in a nonexempt prohibited transaction described in Section 406 of the ERISA or Section 4975 of the Code, (ii) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (iii) failed to make a required contribution or payment to a Multiemployer Plan, or (iv) failed to make a required installment or other required payment under Sections 412 or 430 of the Code.

(g)No Termination Event has occurred or is reasonably expected to occur.

Patents, Trademarks, Copyrights and Licenses

.  All Intellectual Property owned or utilized by any Credit Party (other than off-the-shelf Intellectual Property that is generally commercially available which a Credit Party has a license to use): (i) as of the Closing Date is set forth on Schedule 5.9; (ii) if owned by a Credit Party, is valid and has been duly registered or filed with all appropriate Governmental Bodies; and (iii) constitutes all of the intellectual property rights which are reasonably necessary for the operation of its business.  There is no objection to, pending challenge to the validity of, or proceeding by any Governmental Body to suspend, revoke, terminate or adversely modify, any such Intellectual Property and no Credit Party is aware of any challenge or proceedings, except as set forth in Schedule 5.9 hereto.  All Intellectual Property owned or held by any Credit Party consists of original material or property developed by such Credit Party or to the knowledge of such Credit Party was lawfully acquired by such Credit Party from the proper and lawful owner thereof.  Each of such items has been maintained in a manner reasonably determined by such Credit Party so as to preserve the value thereof from the date of creation or acquisition thereof unless a Credit Party has determined that an item is no longer necessary for its business.

Licenses and Permits

.  Except as set forth in Schedule 5.10, each Credit Party (a) is in compliance with and (b) has procured and is now in possession of, all material licenses or permits required by any applicable federal, state or local law, rule or regulation and any international laws or conventions applicable to Documented Vessels either documented or operated outside of the United States for the operation of its business in each jurisdiction wherein it is now conducting or proposes to conduct business and where the failure to be so in compliance or to procure such licenses or permits could reasonably be expected to have a Material Adverse Effect.

Default of Indebtedness

.  No Default or Event of Default exists as a result of (i) a Credit Party being in default in the payment of the principal of or interest on any Indebtedness or under any instrument or agreement under or subject to which any Indebtedness has been issued or (ii) an event that has occurred under the provisions of any such instrument or agreement which with or without the lapse of time or the giving of notice, or both, constitutes or would constitute an event of default thereunder.

No Default

.  No Default or Event of Default has occurred and is continuing.

No Burdensome Restrictions

.  No Credit Party is party to any contract or agreement the performance of which could reasonably be expected to have a Material Adverse Effect.  Each Credit Party has heretofore delivered to Agent true and complete copies of all

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Material Contracts to which it is a party or to which it or any of its properties is subject.  No Credit Party has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien which is not a Permitted Encumbrance.

No Labor Disputes

.  No Credit Party is involved in any labor dispute; there are no strikes or walkouts or union organization of any Credit Party's employees threatened or in existence and no labor contract is scheduled to expire during the Term other than as set forth on Schedule 5.14 hereto.

Margin Regulations

.  No Credit Party is engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.  No part of the proceeds of any Advance will be used for "purchasing" or "carrying" "margin stock" as defined in Regulation U of such Board of Governors.

Investment Company Act

.  No Credit Party is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, nor is it controlled by such a company.

Disclosure

.  No representation or warranty made by any Credit Party in this Agreement, or in any financial statement, report, certificate or any other document furnished in connection herewith contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein, in light of the circumstances in which it is made, not misleading.  There is no fact known to any Credit Party or which reasonably should be known to such Credit Party which such Credit Party has not disclosed to Agent in writing with respect to the transactions contemplated by this Agreement which could reasonably be expected to have a Material Adverse Effect.

Immaterial Subsidiaries

.  No Immaterial Subsidiary (a) owns any assets (other than assets of a de minimis value and nature and not used in the operation of the business of the Credit Parties), (b) has any liabilities (other than liabilities of a de minimis nature), or (c) engages in any business activity. Notwithstanding the foregoing, Terra Contracting Services, LLC (x) may own assets on the Closing Date with an aggregate value that is not de minimis so long as in connection with the wind down of such business such assets are liquidated or transferred to a Credit Party and no material assets are acquired after the Closing Date, and (y) has liabilities associated with the investigation and related mediation and potential claims related to item number three identified on Schedule 5.8(b).

5.19Charters.  As of the Closing Date, no Fleet Asset owned by a Credit Party is subject to a bareboat charter or a time charter.

5.20[Intentionally Omitted].

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Business and Property of Credit Parties

.  Upon and after the Closing Date, Credit Parties do not propose to engage in any business other than the business described in the Borrower's most recently filed Form 10K as of the Closing Date and any business activities related or incidental thereto.  On the Closing Date, each Credit Party will own all the property and possess all of the rights and Consents necessary for the conduct of the business of such Credit Party.

Ineligible Securities

.  Borrowers do not intend to use and shall not use any portion of the proceeds of the Advances, directly or indirectly, to purchase during the underwriting period, or for thirty (30) days thereafter, Ineligible Securities being underwritten by a securities Affiliate of Agent or any Lender.

5.23[Intentionally Omitted].

Equity Interests

.  The authorized and outstanding Equity Interests of each Credit Party, and each legal and beneficial holder thereof as of the Closing Date (other than with respect to GLDD), are as set forth on Schedule 5.24(a) hereto.  All of the Equity Interests of each Credit Party have been duly and validly authorized and issued and are fully paid and non-assessable and have been sold and delivered to the holders hereof in compliance with, or under valid exemption from, all federal and state laws and the rules and regulations of each Governmental Body governing the sale and delivery of securities.  Except for the rights and obligations set forth on Schedule 5.24(b), there are no subscriptions, warrants, options, calls, commitments, rights or agreement by which any Credit Party or any of the shareholders of any Credit Party is bound relating to the issuance, transfer, voting or redemption of shares of its Equity Interests or any pre-emptive rights held by any Person with respect to the Equity Interests of Credit Parties.  Except as set forth on Schedule 5.24(c), Credit Parties have not issued any securities convertible into or exchangeable for shares of its Equity Interests or any options, warrants or other rights to acquire such shares or securities convertible into or exchangeable for such shares.

Commercial Tort Claims

.  No Credit Party has any commercial tort claims for which such claim has been asserted in judicial proceedings, mediation, arbitration or other formal or informal dispute resolution forums and for which the amount of damages sought exceeds $500,000 except as set forth on Schedule 5.25 hereto.

Letter of Credit Rights

.  No Credit Party has any letter of credit rights except as set forth on Schedule 5.26 hereto.

Material Contracts

.  Schedule 5.27 sets forth all Material Contracts of the Credit Parties.  All Material Contracts are in full force and effect and, to the knowledge of any Credit Party, there are no material defaults currently existing thereunder.

VI.	AFFIRMATIVE COVENANTS.

Each Credit Party shall, and shall cause each of its Subsidiaries to, until payment in full of the Obligations and termination of this Agreement:

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Compliance with Laws

.  Comply in all material respects with all Applicable Laws with respect to the Collateral or any part thereof or to the operation of such Credit Party's business the non-compliance with which could reasonably be expected to have a Material Adverse Effect (except to the extent any separate provision of this Agreement shall expressly require compliance with any particular Applicable Law(s) pursuant to another standard).

Conduct of Business and Maintenance of Existence and Assets

.  (a) Conduct continuously and operate actively its business according to good business practices and maintain all of its properties useful or necessary in its business in good working order and condition (reasonable wear and tear excepted and except as may be disposed of in accordance with the terms of this Agreement), including all Intellectual Property and take all actions necessary to enforce and protect the validity of any intellectual property right or other right included in the Collateral; (b) keep in full force and effect its existence; and comply in all material respects with the laws and regulations governing the conduct of its business where the failure to do so could reasonably be expected to have a Material Adverse Effect; and (c) make all such reports and pay all such franchise and other taxes and license fees and do all such other acts and things as may be lawfully required to maintain its rights, licenses, leases, powers and franchises under the laws of the United States or any political subdivision thereof where the failure to do so could reasonably be expected to have a Material Adverse Effect.

Books and Records

.  Keep proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of or in relation to its business and affairs (including without limitation accruals for taxes, assessments, charges, levies and claims, allowances against doubtful Receivables and accruals for depreciation, obsolescence or amortization of assets), all in accordance with, or as required by, GAAP consistently applied in the opinion of such independent public accountant as shall then be regularly engaged by Borrowers.

Payment of Taxes

.  Pay, when due, all taxes, assessments and other charges lawfully levied or assessed upon such Credit Party or any of the Collateral, including real and personal property taxes, assessments and charges and all franchise, income, employment, social security benefits, withholding, and sales taxes, except where the same are being Properly Contested or the failure to make such payment could not reasonably be expected to result in a liability to any Credit Party in excess of $500,000.  If any tax by any Governmental Body is or may be imposed on or as a result of any transaction between any Credit Party and Agent or any Lender which Agent or any Lender may be required to withhold or pay (and for which a Credit Party is liable under Applicable Law) or if any taxes, assessments, or other charges of a Governmental Body (for which a Credit Party is liable under Applicable Law) remain unpaid after the date fixed for their payment, or if any claim shall be made which, in Agent's reasonable opinion, may possibly create a valid Lien on the Collateral, Agent may, without notice to the Credit Parties, make a Protective Advance as provided in Section 16.2(f) to pay the taxes, assessments or other charges and each Credit Party hereby indemnifies and holds Agent and each Lender harmless in respect thereof.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.5Financial Covenants.

(a)Fixed Charge Coverage Ratio.  During a Covenant Testing Period (including the first and last day thereof), cause to be maintained as of the end of each fiscal month (commencing with the fiscal month ending December 31, 2016) for the 12 month period then ending, a Fixed Charge Coverage Ratio of not less than 1.10 to 1.00.

6.6Insurance.

(a)(i) Keep all its insurable properties and properties in which such Credit Party has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to such Credit Party's; in the absence of more specific provisions in any Maritime Security Documents, such insurance to include, without limitation, the following:

(A)Marine General Liability (or Commercial General Liability) insurance (including coverage for bodily injury and property damage, products and completed operations, premises and operations, sudden and accidental pollution liability, contractual liability, and actions over indemnification) in an amount equal to a limit of not less than $1,000,000 per occurrence and an aggregate amount equal to a limit of not less than $2,000,000;

(B)Hull and Machinery insurance (including excess risks) with typical standard coverage covering the Fleet Assets in an amount equal to the aggregate value of all such Fleet Assets under such Hull and Machinery policy with a claim deductible of not more than $500,000 and, as of the Closing Date, an aggregate limit with respect to the Documented Vessels of an amount not less than $300,000,000;

(C)War Risk and Confiscation insurance with respect to each Documented Vessel operated in a country outside of the United States, in an amount equal to the value of the assets under the Hull and Machinery policy unless (y) Borrowing Agent shall have notified Agent that it has determined, in good faith, that such insurance with respect to such contract is not available at a reasonable economic cost or not available from a reputable insurer, or the property or assets to be used in connection with such contract is not subject to a material risk of asset seizure in such country and (z) Agent shall have concurred with such conclusion in writing (which concurrence shall not be unreasonably withheld or delayed);

(D)Vessel Pollution Liability insurance coverage in an amount equal to a limit of not less than $5,000,000; and

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(E)Umbrella Liability insurance in an amount of at least $75,000,000 in addition to the limits within the Marine General Liability (or Commercial General Liability), Protection and Indemnity, Employer's Liability, War Risk and Confiscation and Vessel Pollution Liability insurance policies listed above;

(ii) in the cases of the Insurances referred to in sub-sections with respect to sub-sections (i)(B) and (C) above, (x) with first class insurance companies or underwriters as shall from time to time be approved by Agent in the reasonable exercise of its judgment (hereinafter called the "Hull and Machinery and War Risks Insurers"), (y) in such amounts as shall be at least equivalent to the market value of such Fleet Assets, but not less than one hundred twenty five percent (125%) of the unpaid principal amount of the indebtedness evidenced by the Note, multiplied by a fraction, the numerator of which is the fair market value of such Fleet Assets and the denominator of which is the aggregate fair market value of all the Fleet Assets then mortgaged to Agent pursuant to the Credit Agreement, and all such insurance shall be payable in lawful money of the United States of America, (iii) in the case of the protection and indemnity Insurances referred to in subsection (i)(E) above with a recognized protection and indemnity club that is a member of the International Group Agreement or any insurer rated at least B++ by A.M. Best Company, or the equivalent thereof provided by a rating service whose ratings of insurance companies are internationally recognized or any insurer acceptable to Agent (together with the Hull and Machinery and War Risks Insurers, the "Insurers") and payable in lawful money of the United States of America, (iv) maintain a bond in such amounts as is customary in the case of companies engaged in businesses similar to such Credit Party insuring against larceny, embezzlement or other criminal misappropriation by insured's officers and employees who may either singly or jointly with others at any time have access to the assets or funds of such Credit Party either directly or through authority to draw upon such funds or to direct generally the disposition of such assets; (v) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others for such amounts, as is customary in the case of companies engaged in businesses similar to such Credit Party's; (vi) maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which such Credit Party is engaged in business; and (vii) furnish Agent with (A) copies of all policies and evidence of the maintenance of such policies by the renewal thereof at least thirty (30) days before any expiration date, and (B) appropriate endorsements (including loss payable endorsements) in form and substance reasonably satisfactory to Agent, naming Agent as an additional insured and Agent as mortgagee and/or lender loss payee (as applicable) as its interests may appear with respect to all insurance coverage referred to in clauses (i), and (v) above, and providing (I) that all proceeds thereunder shall be payable to Agent, except as provided in the Assignment of Insurances, (II) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, and (III) that such policy and loss payable clauses may not be cancelled, amended or terminated unless at least thirty (30) days prior written notice is given to Agent (or in the case of non-payment, at least ten (10) days prior written notice) (except War Risks which shall be seven (7) days unless terminated automatically in accordance with the provisions of the Automatic Termination and Cancellation Clauses).  In the event of any loss thereunder, the carriers named therein hereby are directed by Agent and the applicable Credit Party to make payment for such loss to Agent and not to such Credit Party and Agent jointly.  If any insurance losses are paid by check, draft or

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

other instrument payable to any Credit Party and Agent jointly, Agent may endorse such Credit Party's name thereon and do such other things as Agent may deem advisable to reduce the same to cash.

(b)Each Credit Party shall take all actions required under the Flood Laws and/or reasonably requested by Agent or any Lender to assist in ensuring that each Lender is in compliance with the Flood Laws applicable to the Collateral, including, but not limited to, providing Agent (for delivery to each Lender) with the address and/or GPS coordinates of each structure on any real property that will be subject to a mortgage in favor of Agent, for the benefit of Lenders, and, to the extent required, obtaining flood insurance for such property, structures and contents prior to such property, structures and contents becoming Collateral, and thereafter maintaining such flood insurance in full force and effect for so long as required by the Flood Laws.

(c)If an Event of Default has occurred and is continuing, Agent is hereby authorized to adjust and compromise claims under insurance coverage referred to in Sections 6.6(a) and 6.6(b) above.  Except as provided in Section 2.20(c) all loss recoveries received by Agent under any such insurance may be applied to the Obligations in the manner provided in this Agreement.  Any surplus shall be paid by Agent to Borrowers or applied as may be otherwise required by Applicable Law.  Any deficiency thereon shall be paid by the Credit Parties to Agent, on demand.  If any Credit Party fails to obtain insurance as hereinabove provided, or to keep the same in force, Agent, if Agent so elects, may obtain such insurance and pay the premium therefor on behalf of such Credit Party, which payments shall be charged to Borrowers' Account and constitute part of the obligations.

Payment of Indebtedness and Leasehold Obligations

.  Pay, discharge or otherwise satisfy (i) at or before maturity (subject, where applicable, to specified grace periods) all its Indebtedness, except when the failure to do so could not reasonably be expected to have a Material Adverse Effect or when the amount or validity thereof is currently being Properly Contested, subject at all times to any applicable subordination arrangement in favor of Lenders and (ii) when due its rental obligations under all leases under which it is a tenant, and shall otherwise comply, in all material respects, with all other terms of such leases and keep them in full force and effect except where failure to do so could not reasonably be expected to result in a Material Adverse Effect or when the amount or validity thereof is being Properly Contested.

Environmental Matters

.  In addition to and without limiting the generality of Section 6.1 and Section 16.5, (a) comply with all applicable Environmental Laws and obtain and comply with any and all licenses or permits required by applicable Environmental Laws, (b) complete all investigations, studies, sampling and testing and all remedial, removal and other actions required under Environmental Laws, and timely comply with all lawful orders and directives of any Governmental Body regarding Environmental Laws, and (c) defend, indemnify and hold harmless Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the presence of Hazardous Materials, or the violation of, noncompliance with or liability under any

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Environmental Laws applicable to the operations of GLDD or any such Subsidiary, or any orders, requirements or demands of Governmental Bodies related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing directly result from the gross negligence, bad faith or willful misconduct of the party seeking indemnification therefor, as determined by a court of competent jurisdiction by final nonappealable judgment.

Standards of Financial Statements

.  Cause all financial statements referred to in Sections 9.7, 9.8, 9.9, 9.10, 9.11, 9.12, and 9.13 as to which GAAP is applicable to be complete and correct in all material respects (subject, in the case of interim financial statements, to normal year-end audit adjustments) and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as disclosed therein and agreed to by such reporting accountants or officer, as applicable).

Immaterial Subsidiaries

.  Cause each Immaterial Subsidiary to be dissolved on or prior to the date which is eighteen months following the Closing Date (or such later date as may be agreed to by Agent in its sole discretion) on terms and conditions reasonably satisfactory to Agent, and to deliver to Agent evidence, in form and substance reasonably satisfactory to Agent, of such dissolution.

Execution of Supplemental Instruments

.  Execute and deliver to Agent from time to time, upon demand, such supplemental agreements, statements, assignments and transfers, or instructions or documents relating to the Collateral, and such other instruments as Agent may request, in order that the full intent of this Agreement may be carried into effect.  Without limiting the foregoing, Credit Parties shall take such actions as are necessary or as Agent or the Required Lenders may reasonably request from time to time to ensure that the Obligations are secured by substantially all of the Collateral of Borrowers and each Credit Party and guaranteed by each Subsidiary other than CFC Entities and the Immaterial Subsidiaries, in each case as Agent may determine, including (i) the execution and delivery of guaranties, security agreements, pledge agreements, mortgages, financing statements and other documents, and the filing or recording of any of the foregoing, (ii) the delivery of opinions of counsel, and (iii) the delivery of certificated securities and other Collateral with respect to which perfection is obtained by possession.

Compliance with ERISA

.  In addition to and without limiting the generality of Section 6.1, except where the failure to so comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (a) comply with applicable provisions of ERISA, the Code and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans, (b) not take any action or fail to take action the result of which could reasonably be expected to result in a liability to the PBGC or to a Multiemployer Plan, and (c) not participate in any prohibited transaction that could result in any civil penalty under ERISA or Tax under the Code.

Government Receivables

.  Take all steps necessary to protect Agent's interest in the Collateral under the Uniform Commercial Code and all other applicable state or local statutes

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

or ordinances, and if an Event of Default exists under the Assignment of Claims Act, and deliver to Agent appropriately endorsed, any instrument or chattel paper connected with any Receivable arising out of any contract between any Credit Party and the United States, any state or any department, agency or instrumentality of any of them.

6.14[Intentionally Omitted.].

Keepwell

.  If it is a Qualified ECP Loan Party, then jointly and severally, together with each other Qualified ECP Loan Party, hereby absolutely unconditionally and irrevocably (a) guarantees the prompt payment and performance of all Swap Obligations owing by each Non-Qualifying Party (it being understood and agreed that this guarantee is a guaranty of payment and not of collection), and (b) undertakes to provide such funds or other support as may be needed from time to time by any Non-Qualifying Party to honor all of such Non‑Qualifying Party's obligations under this Agreement or any Other Document in respect of Swap Obligations (provided, however, that each Qualified ECP Loan Party shall only be liable under this Section 6.15 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 6.15, or otherwise under this Agreement or any Other Document, voidable under applicable law, including applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations of each Qualified ECP Loan Party under this Section 6.15 shall remain in full force and effect until payment in full of the Obligations and termination of this Agreement and the Other Documents.  Each Qualified ECP Loan Party intends that this Section 6.15 constitute, and this Section 6.15 shall be deemed to constitute, a guarantee of the obligations of, and a "keepwell, support, or other agreement" for the benefit of each other Borrower and Guarantor for all purposes of Section 1a(18(A)(v)(II) of the CEA.

Post-Closing Covenants.

Covenants and agrees to fulfill the obligations set forth on Schedule 6.16.

VII.	NEGATIVE COVENANTS.

No Credit Party shall, or shall permit any Subsidiary to, until payment in full of the Obligations and termination of this Agreement:

7.1Merger, Consolidation, Acquisition and Sale of Assets.

(a)Enter into any merger, consolidation or other reorganization with or into any other Person or acquire all or a substantial portion of the assets or Equity Interests of any Person or permit any other Person to consolidate with or merge with it, except (i) any Borrower may merge, consolidate or reorganize with another Credit Party (provided that such Borrower is the surviving entity of such merger, consolidation or reorganization) or a Borrower may acquire the assets or Equity Interest of another Credit Party so long as such Borrower provides Agent with ten (10) days prior written notice of such merger, consolidation or reorganization and delivers all of the relevant documents evidencing such merger, consolidation or reorganization and takes all necessary actions to redocument the Documented Vessels if necessary as a result of such merger, consolidation or reorganization, (ii) any Subsidiary of a Borrower that is not a

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Credit Party may merge or consolidate with a Credit Party if such Credit Party is the surviving entity, (iii) Permitted Acquisitions., (iv) Permitted Dispositions, and (v) any Subsidiary of GLDD may be dissolved or liquidated in the Ordinary Course of Business if it is no longer used or useful in the business.

(b)Sell, lease, transfer or otherwise dispose of any of its properties or assets, except Permitted Dispositions.

Creation of Liens

.  Create or suffer to exist any Lien or transfer upon or against any of its property or assets now owned or hereafter created or acquired, except Permitted Encumbrances.

Immaterial Subsidiaries

.  Permit any Immaterial Subsidiary to (a) own any assets (other than assets of a de minimis value and nature and not used in the operation of the business of the Credit Parties), (b) have any liabilities (other than liabilities of a de minimis nature), or (c) engage in any business activity.  Notwithstanding the foregoing, Terra Contracting Services, LLC (x) may own assets on the Closing Date with an aggregate value that is not de minimis so long as in connection with the wind down of such business such assets are liquidated or transferred to a Credit Party and no material assets are acquired after the Closing Date, and (y) has liabilities associated with the investigation and related mediation and potential claims related to item number three identified on Schedule 5.8(b).

Investments

.  Purchase or acquire obligations or Equity Interests of, or any other interest in, any Person, other than Permitted Investments.

7.5[Intentionally Omitted].

Capital Expenditures

.  Contract for, purchase or make any expenditure or commitments for Capital Expenditures in any fiscal year set forth below in an aggregate amount for all Credit Parties in excess of the amount set forth opposite such fiscal year:

Fiscal Year	Amount
2016	$[*]
2017	$[*]
2018	$[*]
2019 and each fiscal year thereafter	$[*]

Restricted Payments

.  Declare, pay or make any Restricted Payment except Permitted Restricted Payments.

Indebtedness

.  Create, incur, assume or suffer to exist any Indebtedness other than Permitted Indebtedness.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Nature of Business

.  Substantially change the nature of the business in which it is presently engaged, nor except as specifically permitted hereby or businesses related or incidental thereto, purchase or invest, directly or indirectly, in any assets or property other than in the Ordinary Course of Business for assets or property which are useful in, necessary for and are to be used in its business as presently conducted.

Transactions with Affiliates

.  Directly or indirectly enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property, the rendering of any service or the payment of any management, advisory or similar fees, with any officer or other Affiliate of, GLDD or any of its Subsidiaries, other than:

(a)any transaction among the Credit Parties;

(b)transactions permitted by Sections 7.1, 7.4, 7.7, 7.8 and 7.11;

(c)transactions existing on the Closing Date and described on Schedule 7.10;

(d)other transactions in the Ordinary Course of Business on terms as favorable as would be obtained by it on a comparable arm's-length transaction with an independent, unrelated third party; provided, that, in the case of any such transaction involving aggregate consideration or property having a fair market value in excess of the Threshold Amount, such transaction shall have been determined in good faith by the board of directors (or equivalent governing body) of GLDD as having satisfied the standard described in this clause (d);

(e)any employment or severance agreement, compensation, employee benefit arrangements and incentive arrangements or indemnification agreement or arrangement with any officer, director, member or employee entered into by GLDD or any of its Subsidiaries in the Ordinary Course of Business;

(f)payment of reasonable directors fees and customary indemnification agreements with directors, members, officers and employees of GLDD and its Subsidiaries and reasonable out-of-pocket costs of such Persons may be reimbursed;

(g)loans and advances to officers, directors and employees of the GLDD any Subsidiary for travel, entertainment, moving and other relocation expenses, in each case made in the Ordinary Course of Business;

(h)any transaction between Subsidiaries that are not Credit Parties; and

(i)transactions between GLDD or any of its Subsidiaries and any Person that is an Affiliate solely due to the fact that a director of such Person is also a director of GLDD, provided that such director abstains from voting as a director of GLDD on any matter involving such other Person.

Notwithstanding anything contained in this Agreement or any of the Other Documents to the contrary, no Credit Party shall make an Investment in, sell, lease, license, assign, contribute or

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

otherwise transfer any assets to, make any distributions or payments to, or otherwise engage in, or enter into, any transaction with, any Immaterial Subsidiary, which involves in excess of $100,000 in any fiscal year for all such Investments, transfers, distributions, payments and transactions with all Immaterial Subsidiaries; provided, that with respect to Terra Contracting Services, LLC such Investments, transfers, distributions, payments and transactions shall not exceed $500,000 in the fiscal year ending December 31, 2017.

Lease Obligations

.  Enter into any operating lease with respect to any real or personal property (or any interest therein), except (i) operating leases which, together with all other such arrangements (excluding those described in clauses (ii) and (iii) below) which shall then be in effect, will not require the payment of an aggregate amount of rentals by GLDD and its Subsidiaries (determined on a consolidated basis) in excess of $25,000,000, (ii) operating leases with a term of not more than eighteen (18) months, and (iii) operating leases in connection with the performance of specific projects for the period of such projects; provided, however, that any calculation made for purposes of this section shall exclude any amounts required to be expended for maintenance, repairs, insurance, taxes, assessments, and other similar charges.  For the avoidance of doubt, synthetic leases shall be treated as operating leases for purposes of determining compliance with this Section 7.11.

Subsidiaries

.  Form any Domestic Subsidiary or acquire any Domestic Subsidiary unless (i) in the case of an acquisition, such acquisition is a Permitted Acquisition, and (ii) in each case, such Domestic Subsidiary expressly joins in this Agreement as a borrower and becomes jointly and severally liable for the Obligations of Borrowers hereunder.  Borrowers shall provide all documents, including without limitation, legal opinions and appraisals as Agent may reasonably require to establish compliance with each of the foregoing conditions in connection therewith.

Fiscal Year and Accounting Changes

.  Change its fiscal year from December 31 or make any significant change (i) in accounting treatment and reporting practices except as required or permitted by GAAP or (ii) in tax reporting treatment except as required by law.

Pledge of Credit

.  Now or hereafter pledge Agent's or any Lender's credit on any purchases, commitments or contracts or for any purpose whatsoever or use any portion of any Advance in or for any business other than such Credit Party's business operations as permitted by this Agreement.

Amendment of Organizational Documents

.  (i) Change its legal name, (ii) change its form of legal entity (e.g., converting from a corporation to a limited liability company or vice versa), (iii) change its jurisdiction of organization or become (or attempt or purport to become) organized in more than one jurisdiction, or (iv) otherwise amend, modify or waive any term or material provision of its Organizational Documents in a manner adverse to Lenders unless required by law, in any such case without (x) giving at least ten (10) days prior written notice of such intended change to Agent, (y) having received from Agent confirmation that Agent has taken all steps necessary for Agent to continue the perfection of and protect the enforceability and priority of its Liens in the Collateral belonging to such Credit Party and in the Equity

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Interests of such Credit Party and (z) in any case under clause (iv), having received the prior written consent of Required Lenders to such amendment, modification or waiver.

Deposit Accounts

.  At any time, permit the aggregate balance in deposit accounts of the Credit Parties that are located outside of the United States to exceed $5,000,000.

Prepayment of Indebtedness

.  At any time, directly or indirectly, prepay any Indebtedness, or repurchase, redeem, retire or otherwise acquire any Indebtedness of any Credit Party; provided, that Credit Parties and their Subsidiaries may prepay any Indebtedness so long as after giving effect thereto the Payment Conditions are satisfied and such prepayment does not constitute a Restricted Payment; and provided further, that Credit Parties and their Subsidiaries may prepay any Note Indenture Obligations in connection with a Permitted Note Refinancing so long as such prepayment does not constitute a Restricted Payment.

Magnus Earnout

.  At any time, make any payment in respect of the Mangus Earnout in cash, unless after giving effect to such payment the Payment Conditions are satisfied.

VIII.	CONDITIONS PRECEDENT.

Conditions to Initial Advances

.  The agreement of Lenders to make the initial Advances requested to be made on the Closing Date is subject to the satisfaction, or waiver by Lenders, immediately prior to or concurrently with the making of such Advances, of the following conditions precedent:

(a)Note.  Agent shall have received the Notes duly executed and delivered by an authorized officer of each Borrower;

(b)Other Documents.  Agent shall have received each of the executed Other Documents, as applicable;

(c)ATB Assets Litigation.  Agent shall have received an executed settlement of the lawsuit (on terms satisfactory to Agent) on file against GLDD LLC regarding the construction of the ATB Assets.

(d)Financial Condition Certificates.  Agent shall have received an executed Financial Condition Certificate in the form of Exhibit 8.1(d).

(e)Closing Certificate.  Agent shall have received a closing certificate signed by a Responsible Officer of each Borrower dated as of the date hereof, stating that (i) all representations and warranties set forth in this Agreement and the Other Documents are true and correct on and as of such date, and (ii) on such date no Default or Event of Default has occurred or is continuing;

(f)Undrawn Availability.  After giving effect to the initial Advances hereunder and deducting all amounts due and owing to trade creditors of GLDD and its Subsidiaries more than sixty (60) days past due, Borrowers shall have Undrawn Availability of at least $40,000,000;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(g)Minimum EBITDA.  EBITDA for the most recently ended 12 month period for which Agent has received financial statements of GLDD shall be at least $[*].

(h)Controlled Accounts.  Agent shall have received duly executed deposit account control agreements with respect to the Controlled Accounts in form and substance satisfactory to Agent;

(i)Filings, Registrations and Recordings.  Each document (including any Uniform Commercial Code financing statement) required by this Agreement, any related agreement or under law or reasonably requested by Agent to be filed, registered or recorded in order to create, in favor of Agent, a perfected security interest in or lien upon the Collateral shall have been properly filed, registered or recorded (or authorized to file, register or record), or Agent has received authorization to file, register or record, in each jurisdiction in which the filing, registration or recordation thereof is so required or requested;

(j)Fleet Assets Deliveries. With respect to the Eligible Fleet Assets:

(i)Each Documented Vessel shall be duly registered with the vessel's flag state, titled in the name of a Credit Party, and free of all liens of record other than Permitted Encumbrances, as evidenced by a certificate issued by the flag state registry, such as a Certificate of Ownership (CG-1330) or Abstract of Title for U.S. documented vessels or a Certificate of Ownership and Encumbrance for Marshall Islands or St. Kitts registered vessels, each issued not more than 25 days prior to the Closing Date;

(ii)Each Documented Vessel shall be subject to a Ship Mortgage granted in favor of Agent and duly recorded with such vessel's flag state registry;

(iii)Each Documented Vessel documented under the U.S. flag that is subject to Coast Guard inspection shall hold a valid U.S. Coast Guard Certificate of Inspection with no outstanding inspection requirements preventing the vessel from operating;

(iv)Each Documented Vessel shall hold all certificates required by the Vessel’s flag state, such certificates to be valid and in effect; and

(v)Each Documented Vessel subject to classification shall be classified at the highest level available for such Documented Vessel with no material outstanding recommendations as evidenced by a Confirmation of Class issued by the vessel's class society not more than 21 days prior to the Closing Date.

(k)Secretary's Certificates, Authorizing Resolutions and Good Standings of Borrowers.  Agent shall have received a certificate of the Secretary or Assistant Secretary (or other equivalent officer, partner or manager) of each Borrower in form and substance satisfactory to Agent dated as of the Closing Date which shall certify (i) copies of resolutions in form and substance reasonably satisfactory to Agent, of the board of directors (or other equivalent governing body, member or partner) of such Borrower authorizing (x) the execution, delivery and performance of this Agreement, the Notes and each Other Document to which such Borrower is a party (including authorization of the incurrence of indebtedness, borrowing of

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Revolving Advances and Swing Loans and requesting of Letters of Credit on a joint and several basis with all Borrowers as provided for herein), and (y) the granting by such Borrower of the security interests in and liens upon the Collateral to secure all of the joint and several Obligations of Borrowers (and such certificate shall state that such resolutions have not been amended, modified, revoked or rescinded as of the date of such certificate), (ii) the incumbency and signature of the officers of such Borrower authorized to execute this Agreement and the Other Documents, (iii) copies of the Organizational Documents of such Borrower as in effect on such date, complete with all amendments thereto, and (iv) the good standing (or equivalent status) of such Borrower in its jurisdiction of organization and each applicable jurisdiction where the conduct of such Borrower's business activities or the ownership of its properties necessitates qualification, as evidenced by good standing certificate(s) (or the equivalent thereof issued by any applicable jurisdiction) dated not more than ten (10) days prior to the Closing Date, issued by the Secretary of State or other appropriate official of each such jurisdiction;

(l)Disposition of Terra Contracting Services, LLC Business.  A substantial portion of the business of Terra Contracting Services, LLC shall have been sold on or prior to the Closing Date and Agent shall be satisfied that, other than liabilities associated with the investigation and related mediation and potential claims related to item number three identified on Schedule 5.8(b), substantially all of the liabilities of Terra Contracting Services, LLC have been satisfied as of the Closing Date or will be satisfied in a manner satisfactory to Agent within 90 days following the Closing Date.

(m)Legal Opinion.  Agent shall have received the executed legal opinion of Jones Walker LLP in form and substance satisfactory to Agent which shall cover such matters incident to the transactions contemplated by this Agreement, the Notes, the Other Documents, and related agreements as Agent may reasonably require and each Borrower hereby authorizes and directs such counsel to deliver such opinions to Agent and Lenders;

(n)No Litigation.  No litigation, investigation or proceeding before or by any arbitrator or Governmental Body shall be continuing or threatened against any Borrower or against the officers or directors of any Borrower (A) in connection with this Agreement, the Other Documents or any of the transactions contemplated thereby and which, in the reasonable opinion of Agent, is deemed material or (B) which could, in the reasonable opinion of Agent, have a Material Adverse Effect; and (ii) no injunction, writ, restraining order or other order of any nature materially adverse to any Borrower or the conduct of its business or inconsistent with the due consummation of the Transactions shall have been issued by any Governmental Body;

(o)Collateral Examination.  Agent shall have completed Collateral examinations and received appraisals, the results of which shall be reasonably satisfactory in form and substance to Agent, of the Receivables, Inventory and Equipment of each Borrower and all books and records in connection therewith;

(p)Fees.  Agent shall have received all fees payable to Agent and Lenders on or prior to the Closing Date hereunder, including pursuant to Article III hereof and the Fee Letter;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(q)Pro Forma Financial Statements.  Agent shall have received a copy of the Pro Forma Financial Statements which shall be satisfactory in all respects to Agent;

(r)Insurance.  Agent shall have received in form and substance satisfactory to Agent, (i) evidence that adequate insurance, including without limitation, casualty and liability insurance, required to be maintained under this Agreement and the Ship Mortgage is in full force and effect, (ii) insurance certificates issued by Borrowers' insurance broker containing such information regarding Borrowers' casualty and liability insurance policies as Agent shall request and naming Agent as an additional insured, lenders loss payee and/or mortgagee, as applicable, and (iii) loss payable endorsements issued by Borrowers' insurer naming Agent as lenders loss payee and mortgagee, as applicable;

(s)Payment Instructions.  Agent shall have received written instructions from Borrowing Agent directing the application of proceeds of the initial Advances made pursuant to this Agreement;

(t)Consents.  Agent shall have received any and all Consents necessary to permit the effectuation of the transactions contemplated by this Agreement and the Other Documents; and, Agent shall have received such Consents and waivers of such third parties as might assert claims with respect to the Collateral, as Agent and its counsel shall deem necessary;

(u)No Adverse Material Change.  (i) Since December 31, 2015, there shall not have occurred any event, condition or state of facts which could reasonably be expected to have a Material Adverse Effect and (ii) no representations made or information supplied to Agent or Lenders shall have been proven to be inaccurate or misleading in any material respect;

(v)Contract Review.  Agent shall have received and reviewed all Material Contracts of Borrowers including leases, union contracts, labor contracts, vendor supply contracts, license agreements and distributorship agreements;

(w)Compliance with Laws.  Agent shall be reasonably satisfied that each Borrower is in material compliance with all pertinent federal, state, local or territorial regulations, including those with respect to the Federal Occupational Safety and Health Act, the Environmental Protection Act, ERISA and the Anti-Terrorism Laws; and

(x)Refinancing of Existing Indebtedness. Credit Parties shall have paid in full all of the obligations owing under the Existing Revolving Credit Facility and ATB Note and obtain a release of all of the Liens existing in favor of Wells Fargo Bank, National Association and Bank of America, N.A. in and to the assets of GLDD and its Subsidiaries, together with termination statements and other documentation evidencing the termination by Wells Fargo Bank, National Association and Bank of America, N.A. of their Liens in and to the properties and assets of GLDD and its Subsidiaries.

(y)Other.  All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the Transactions shall be satisfactory in form and substance to Agent and its counsel.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Conditions to Each Advance

.  The agreement of Lenders to make any Advance requested to be made on any date (including the initial Advance), is subject to the satisfaction of the following conditions precedent as of the date such Advance is made:

(a)Representations and Warranties.  Each of the representations and warranties made by any Credit Party in or pursuant to this Agreement, the Other Documents and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement, the Other Documents or any related agreement shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof)  on and as of such date as if made on and as of such date  (except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);

(b)No Default.  No Event of Default or Default shall have occurred and be continuing on such date, or would exist after giving effect to the Advances requested to be made, on such date; and

(c)Senior Leverage Ratio.  After giving effect to the requested Advance, the aggregate balance of Revolving Advances plus Swing Loans outstanding shall not exceed the product of EBITDA for the most recently ended twelve month period for which financial statements have been delivered pursuant to Section 9.9 multiplied by 3.75; provided that such multiple shall be reduced by 0.25 on January 1, 2018 and on the first day of each fiscal year thereafter until reduced to 3.00, less Specified Secured Debt (calculated as of the date of the requested Advance), less the aggregate Dollar Equivalent of the Maximum Undrawn Amount of all outstanding Letters of Credit, less the Availability Block, less the Preferred Maritime Availability Block, less such reserves, including without limitation the Equipment Utilization Agreement Reserve, the Currency Reserve, and the Settlement Payment Reserve, as Agent may reasonably deem proper and necessary in its Permitted Discretion from time to time.

(d)Maximum Advances.  In the case of any type of Advance requested to be made, after giving effect thereto, the aggregate amount of such type of Advance shall not exceed the maximum amount of such type of Advance permitted under this Agreement.

(e)Optional Currency. In the case of any Letter of Credit to be denominated in an Optional Currency, there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Agent, the Required Lenders (in the case of any Loans to be denominated in an Optional Currency) or the Issuing Lender (in the case of any Letter of Credit to be denominated in an Optional Currency) would make unlawful or not administratively feasible for such Loan or Letter of Credit to be denominated in the relevant Optional Currency.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Each request for an Advance by any Borrower hereunder shall constitute a representation and warranty by each Borrower as of the date of such Advance that the conditions contained in this subsection shall have been satisfied.

Notwithstanding anything contained herein to the contrary, at the direction of Required Lenders, Lenders with a Revolving Commitment shall continue to make Revolving Advances notwithstanding whether the foregoing conditions precedent have been satisfied.

IX.	INFORMATION AS TO BORROWERS.

Each Borrower shall, or (except with respect to Section 9.11) shall cause Borrowing Agent on its behalf to, until satisfaction in full of the Obligations and the termination of this Agreement:

Disclosure of Material Matters

.  Immediately upon learning thereof, report to Agent all matters materially affecting the value, enforceability or collectability of any portion of the Collateral, including any Borrower's reclamation or repossession of, or the return to any Borrower of, a material amount of goods or claims or disputes asserted by any Customer or other obligor.

Schedules

.  Deliver to Agent (for further delivery to each Lender) on or before the twenty-fifth (25th) day of each month (or such later date as Agent shall agree to in its sole discretion) as and for the prior month (or weekly on Wednesday of each week (or such later date (not to exceed five days) as Agent shall agree to in its sole discretion) for the prior week, if (A) an Event of Default exists and Agent elects to require weekly reporting or (B) at any time Modified Undrawn Availability is less than fifteen percent (15%) of the Maximum Revolving Advance Amount for five (5) consecutive days or Modified Undrawn Availability is less than $31,250,000 on any day, until Modified Undrawn Availability exceeds fifteen percent (15%) of the Maximum Revolving Advance Amount for at least 30 consecutive calendar days and no Event of Default exists) (a) accounts receivable ageings inclusive of reconciliations to the general ledger, (b) accounts payable schedules inclusive of reconciliations to the general ledger, (c) a list of Equipment acquired or disposed of, (d) a certificate of an officer of GLDD listing all Documented Vessels and the geographic location of such Documented Vessels of a recent date, and (e) a Borrowing Base Certificate in form and substance satisfactory to Agent (which shall be calculated as of the last day of the prior month and which shall not be binding upon Agent or restrictive of Agent's rights under this Agreement).  On a monthly basis, until such time as a settlement agreement has been reached,  Borrowing Agent shall deliver to Agent a certificate, in form and substance reasonably satisfactory to Agent, describing the status of the planned settlement related to the TerraSea Matter. On a monthly basis, until such time as the ATB Assets are operational,  Borrowing Agent shall deliver to Agent a certificate, in form and substance reasonably satisfactory to Agent, (A) describing the status of the construction of the ATB Assets, (B)  stating whether any event, condition or circumstance has occurred which  will delay, or could reasonably be expected to delay, reaching any Milestone (as defined in the ATB Contract) on a timely basis in accordance with the ATB Contract,  (C) stating whether Eastern has completed the Work required to be completed to remain on schedule in accordance with the Project Schedule (as defined in the ATB Contract) and (D) stating whether any event, condition

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

or circumstance has occurred which will delay, or could reasonably be expected to delay, the delivery of the ATB Assets in accordance with the ATB Contract on June 5, 2017.   In addition, each Borrower will deliver to Agent at such intervals as Agent may require: (i) confirmatory assignment schedules; (ii) copies of Customer's invoices; (iii) evidence of shipment or delivery; and (iv) such further schedules, documents and/or information regarding the Collateral as Agent may require including trial balances and test verifications.  In addition to the foregoing, within forty-five (45) days after the end of each fiscal quarter, Borrowing Agent shall furnish to Agent, (1) a backlog schedule and a schedule of all work-in-progress, identified by contract or project, of GLDD and its Subsidiaries for the performance of dredging, construction or other services as of the end of such calendar month, prepared in a manner consistent with past practices, and (2) a schedule of pending major United States projects of GLDD and its Subsidiaries as of the end of such fiscal quarter.  In addition to the foregoing, within seventy-five (75) days after the end of each fiscal year, Borrowing Agent shall furnish to Agent, a schedule of (A) all flag vessels subject to an operating lease as of the end of such fiscal year, (B) the aggregate amount of rentals required to be paid by GLDD and its Subsidiaries under each such operating lease for the ensuing five (5) fiscal years, as reflected on a quarterly basis, and (C) the buy-out amount of each flag vessel subject to such operating lease as of the end of such fiscal year.  As part of any field examination, Agent shall have the right to confirm and verify all Receivables by any manner and through any medium it considers advisable.  The items to be provided under this Section are to be in form satisfactory to Agent and executed by each Borrower and delivered to Agent from time to time solely for Agent's convenience in maintaining records of the Collateral, and any Borrower's failure to deliver any of such items to Agent shall not affect, terminate, modify or otherwise limit Agent's Lien with respect to the Collateral.  Unless otherwise agreed to by Agent, the items to be provided under this Section 9.2 shall be delivered to Agent by the specific method of Approved Electronic Communication designated by Agent.

9.3Environmental Reports.

(a)Furnish Agent, concurrently with the delivery of the financial statements referred to in Sections 9.7 and 9.8, with a certificate signed by a Responsible Officer of Borrowing Agent stating, to the best of his knowledge, that each Borrower is in compliance in all material respects with all applicable Environmental Laws, except for such non-compliance that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.  To the extent any Borrower is not in compliance with the foregoing laws, and such non-compliance is reasonably expected to have a Material Adverse Effect, the certificate shall set forth with specificity all areas of non-compliance and the proposed action such Borrower will implement in order to achieve full compliance.

(b)Furnish Agent, promptly after the assertion or occurrence thereof, notice of any Environmental Claim or of any filing or report made by any Credit Party or any Subsidiary thereof with any Governmental Body with respect to any violation of or liability under any Environmental Law that could reasonably be expected to have a Material Adverse Effect.  Without limiting the foregoing, Borrowing Agent shall promptly forward to Agent copies of any request for information, notification of potential liability, demand letter relating to potential responsibility with respect to the investigation or cleanup of Hazardous Materials at any other site owned, operated or used by any Credit Party to manage of Hazardous Materials and

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

shall continue to forward copies of correspondence between any Borrower and the Governmental Body regarding such claims to Agent until the claim is settled.  Borrowing Agent shall promptly forward to Agent copies of all documents and reports concerning any Environmental Claim at the Real Property owned, leased or occupied by any Borrower, or operations or business that any Borrower is required to file under any Environmental Laws.

Litigation

.  Promptly notify Agent (for further delivery to each Lender) in writing of any claim, litigation, suit or administrative proceeding affecting any Credit Party, whether or not the claim is covered by insurance, and of any litigation, suit or administrative proceeding, which could reasonably be expected to have a Material Adverse Effect.

Material Occurrences

.  Immediately notify Agent (for further delivery to each Lender) in writing upon the occurrence of: (a) any Event of Default or Default; (b) any event which with the giving of notice or lapse of time, or both, would constitute an event of default with respect to the Note Indenture Obligations; (c) any event, development or circumstance whereby any financial statements or other reports furnished to Agent fail in any material respect to present fairly, in accordance with GAAP consistently applied, the financial condition or operating results of any Borrower as of the date of such statements; (d) any accumulated retirement plan funding deficiency which, if such deficiency continued for two plan years and was not corrected as provided in Section 4971 of the Code, could subject any Borrower to a Tax imposed by Section 4971 of the Code; (e) each and every default by any Borrower which might result in the acceleration of the maturity of any Indebtedness, including the names and addresses of the holders of such Indebtedness with respect to which there is a default existing or with respect to which the maturity has been or could be accelerated, and the amount of such Indebtedness; (f) copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any material investigation or other material inquiry by such agency regarding financial or other operational results of any Credit Party or any Subsidiary thereof; (g) any dispute under or related to the ATB Contract, or  any assertion, or threatened assertion, of a claim by Eastern or GLDD LLC under or related to the ATB Contract; (h) the occurrence of any event, condition or circumstance that will delay, or could reasonably be expected to delay, reaching any Milestone (as defined in the ATB Contract) on a timely basis in accordance with the ATB Contract, (i) the occurrence of any event, condition or circumstance that will delay, or could reasonably be expected to delay, the delivery of the ATB Assets in accordance with the ATB Contract on June 5, 2017; (j) any dispute or claim involving the planned settlement agreement to be entered into in connection with the TerraSea Matter or the occurrence of any event, condition or circumstance in respect of the TerraSea Matter that results, or could reasonably be expected to result, in liability to GLDD or any of its Subsidiaries; (k) any dispute or claim involving GLDD or any of its Subsidiaries if such dispute or claim involves in  excess of $1,000,000; and (l) any other development in the business or affairs of any Borrower or any Guarantor, which could reasonably be expected to have a Material Adverse Effect; in each case describing the nature thereof and the action Borrowers propose to take with respect thereto.

9.6[Intentionally Omitted.].

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Annual Financial Statements

.  Furnish Agent and Lenders within ninety (90) days after the end of each fiscal year of GLDD, financial statements of GLDD on a consolidated basis including, but not limited to, statements of income and stockholders' equity and cash flow from the beginning of the current fiscal year to the end of such fiscal year and the balance sheet as at the end of such fiscal year, all prepared in accordance with GAAP applied on a basis consistent with prior practices, and in reasonable detail and reported upon without qualification (other than a "going concern" qualification resulting solely from the maturity of the Obligations within a year of such opinion) by an independent certified public accounting firm selected by Borrowers and satisfactory to Agent (the "Accountants").  The report of the Accountants shall be accompanied by a statement of the Accountants certifying that (i) they have caused this Agreement to be reviewed, (ii) in making the examination upon which such report was based either no information came to their attention which to their knowledge constituted an Event of Default or a Default under this Agreement or any related agreement or, if such information came to their attention, specifying any such Default or Event of Default, its nature, when it occurred and whether it is continuing, and such report shall contain or have appended thereto calculations which set forth Borrowers' compliance with the requirements or restrictions imposed by Sections 6.5 (for the avoidance of doubt, such report shall include a calculation of the Fixed Charge Coverage Ratio regardless of whether a Covenant Testing Period is in effect) , 7.4, 7.5, 7.6, 7.7, 7.8 and 7.11 hereof.  In addition, the reports shall be accompanied by a Compliance Certificate.

Quarterly Financial Statements

.  Furnish Agent and Lenders within forty-five (45) days after the end of each fiscal quarter (or such later date as Agent shall agree to in its sole discretion), an unaudited balance sheet of GLDD on a consolidated basis and unaudited statements of income and stockholders' equity and cash flow of GLDD on a consolidated basis reflecting results of operations from the beginning of the fiscal year to the end of such quarter and for such quarter, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal and recurring year-end adjustments that individually and in the aggregate are not material to Borrowers' business operations and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year.  The reports shall be accompanied by a Compliance Certificate.

Notwithstanding the foregoing, (i) in the event that the Borrowing Agent delivers to Agent an Annual Report for GLDD on Form 10-K for such fiscal year, as filed with the SEC, within 90 days after the end of such fiscal year, such Form 10-K shall satisfy all requirements of Section 9.7 to the extent that it contains the information required by Section 9.7 and does not contain any qualification (other than a "going concern" qualification resulting solely from the maturity of the Obligations within a year of such opinion) and (ii) in the event that the Borrowing Agent delivers to Agent a Quarterly Report for GLDD on Form 10-Q for such fiscal quarter, as filed with the SEC, within 45 days after the end of such fiscal quarter, such Form 10-Q shall satisfy all requirements of Section 9.8 to the extent that it contains the information required by Section 9.8 (for the avoidance of doubt, notwithstanding the foregoing, Borrowing Agent will still be required to deliver comparative financial information and Compliance Certificates as required under Sections 9.7 and 9.8). Documents required to be delivered pursuant to Section 9.7, 9.8, 9.10 or otherwise (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which GLDD posts such documents, or

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

provides a link thereto on GLDD’s website on the Internet at http://investor.gldd.com/sec.cfm; or (ii) on which such documents are posted on GLDD’s behalf on an Internet or intranet website, if any, to which each Lender and Agent have access (whether a commercial, third-party website or whether sponsored by Agent); provided that: (x) upon written request by Agent, Borrowing Agent shall deliver paper copies of such documents to Agent or any Lender that requests Borrowing Agent to deliver such paper copies until a written request to cease delivering paper copies is given by Agent or such Lender and (y) Borrowing Agent shall notify Agent (which may be by facsimile or electronic mail) of the posting of any such documents and provide to Agent by electronic mail electronic versions of such documents. Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by Borrowing Agent with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

Monthly Financial Statements

.  Furnish Agent and Lenders within thirty (30) days after the end of each month (or such later date as Agent shall agree to in its sole discretion), an unaudited balance sheet of GLDD on a consolidated basis and unaudited statements of income and cash flow of GLDD on a consolidated basis reflecting results of operations from the beginning of the fiscal year to the end of such month and for such month, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal and recurring year-end adjustments that individually and in the aggregate are not material to Borrowers' business operations and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year.  The reports shall be accompanied by a Compliance Certificate, including a calculation of each financial covenant ratio set forth in Section 6.5 as of the most recently ended fiscal month (regardless of whether a Covenant Testing Period is in effect).

Other Reports

.  Furnish Agent as soon as available, but in any event within ten (10) days after the issuance thereof, (i) with copies of such financial statements, reports and returns as each Borrower shall send to its stockholders and (ii) copies of all notices, reports, financial statements and other materials sent pursuant to the Note Indenture.

Additional Information

.  Furnish Agent with such additional information as Agent or any Lender shall reasonably request in order to enable Agent or such Lender to determine whether the terms, covenants, provisions and conditions of this Agreement and the Notes have been complied with by Borrowers including, without the necessity of any request by Agent or any Lender, (a) copies of all environmental audits and reviews related to Real Property, (b) at least ten (10) days prior thereto, notice of any Borrower's opening of any new office or place of business or any Borrower's closing of any existing office or place of business, and (c) promptly upon any Borrower's learning thereof, notice of any labor dispute to which any Borrower may become a party, any strikes or walkouts relating to any of its plants or other facilities, and the expiration of any labor contract to which any Borrower is a party or by which any Borrower is bound, in each case, which could reasonably be expected to result in a Material Adverse Effect.

Projected Operating Budget

.  Furnish Agent and Lenders, no later than seventy-five (75) days after the beginning of each Borrower's fiscal year commencing with fiscal year

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2017, a month by month projected operating budget and cash flow of Borrowers on a consolidated basis for such fiscal year (including an income statement for each month and a balance sheet as at the end of the last month in each fiscal quarter), such projections to be accompanied by a certificate signed by a Responsible Officer of each Borrower to the effect that such projections have been prepared on the basis of sound financial planning practice consistent with past budgets and financial statements and that such officer has no reason to question the reasonableness of any material assumptions on which such projections were prepared.

Variances From Operating Budget

.  Furnish Agent, concurrently with the delivery of the financial statements referred to in Sections 9.7 and 9.8 a written report summarizing all material variances from budgets submitted by Borrowers pursuant to Section 9.12 and a discussion and analysis by management with respect to such variances in each case in the form provided to the Board of Directors of any Borrower in the Ordinary Course of Business.

Notice of Suits, Adverse Events

.  Furnish Agent with prompt written notice of (i) any lapse or other termination of any Consent issued to any Borrower by any Governmental Body or any other Person that is material to the operation of any Borrower's business, (ii) any refusal by any Governmental Body or any other Person to renew or extend any such Consent; and (iii) copies of any periodic or special reports filed by any Borrower or any Guarantor with any Governmental Body or Person, if such reports indicate any material change in the business, operations, affairs or condition of any Borrower or any Guarantor, or if copies thereof are requested by Lender, and (iv) copies of any notices and other communications from any Governmental Body or Person which specifically relate to any Borrower or any Guarantor and could reasonably be expected to result in a Material Adverse Effect.

ERISA Notices and Requests

.  Furnish Agent with immediate written notice in the event that (i) any Credit Party or ERISA Affiliate knows or has reason to know that a Termination Event has occurred, together with a written statement describing such Termination Event and the action, if any, which such Person has taken, is taking, or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, Department of Labor or PBGC with respect thereto, (ii) all notices received by any Credit Party or any ERISA Affiliate of the PBGC’s intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (iii) all notices received by any Credit Party or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA which in any such case could reasonably be expected to result in liabilities to GLDD and its Subsidiaries in excess of the Threshold Amount and (iv) any Credit Party obtaining knowledge or reason to know that any Credit Party or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA.

Additional Documents

.  Execute and deliver to Agent, upon request, such documents and agreements as Agent may, from time to time, reasonably request to carry out the purposes, terms or conditions of this Agreement.

Updates to Certain Schedules

.  Deliver to Agent promptly as shall be required to maintain the related representations and warranties as true and correct, updates to Schedules 4.4

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(Locations of Equipment and Inventory), 5.9 (Intellectual Property), 5.24 (Equity Interests), 5.25 (Commercial Tort Claims), 5.26 (Letter-of-Credit Rights), and 5.27 (Material Contracts); provided, that absent the occurrence and continuance of any Event of Default, Borrower shall only be required to provide such updates on a quarterly basis in connection with delivery of a Compliance Certificate with respect to the applicable quarter.  Any such updated Schedules delivered by Borrowers to Agent in accordance with this Section 9.17 shall automatically and immediately be deemed to amend and restate the prior version of such Schedule previously delivered to Agent and attached to and made part of this Agreement.

Financial Disclosure

.  Upon the occurrence and during the continuance of an Event of Default, each Credit Party hereby irrevocably authorizes and directs all accountants and auditors employed by such Credit Party at any time during the Term to exhibit and deliver to Agent and each Lender copies of any of such Credit Party's financial statements, trial balances or other accounting records of any sort in the accountant's or auditor's possession, and to disclose to Agent and each Lender any information such accountants may have concerning such Credit Party's financial status and business operations.  Each Credit Party hereby authorizes all Governmental Bodies to furnish to Agent and each Lender copies of reports or examinations relating to such Credit Party, whether made by such Credit Party or otherwise; however, Agent and each Lender will attempt to obtain such information or materials directly from such Credit Party prior to obtaining such information or materials from such accountants or Governmental Bodies.

X.	EVENTS OF DEFAULT.

The occurrence of any one or more of the following events shall constitute an "Event of Default":

Nonpayment

.  Failure by any Borrower to pay when due (a) any principal or interest on the Obligations (including without limitation pursuant to Section 2.9), or (b) any other fee, charge, amount or liability provided for herein or in any Other Document, in each case whether at maturity, by reason of acceleration pursuant to the terms of this Agreement, by notice of intention to prepay or by required prepayment.

Breach of Representation

.  Any representation or warranty made or deemed made by any Borrower or any Guarantor in this Agreement, any Other Document or any related agreement or in any certificate, document or financial or other statement furnished at any time in connection herewith or therewith shall prove to have been incorrect or misleading in any material respect on the date when made or deemed to have been made;

Financial Information

.  Failure by any Borrower to (i) furnish financial information when due, or (ii) permit the inspection of its books or records or access to its premises for audits and appraisals in accordance with the terms hereof;

Judicial Actions

.  Issuance of a notice of Lien, levy, assessment, injunction or attachment against a material portion of any Borrower's other property which is not stayed or lifted within thirty (30) days and which is not being Properly Contested;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Noncompliance

.  Except as otherwise provided for in Sections 10.1, 10.3 and 10.5(ii), (i) failure or neglect of any Borrower, any Guarantor or any Person to perform, keep or observe any term, provision, condition, covenant herein contained, or contained in any Other Document or any other agreement or arrangement, now or hereafter entered into between any Borrower, any Guarantor or such Person, and Agent or any Lender, or (ii) failure or neglect of any Borrower to perform, keep or observe any term, provision, condition or covenant, contained in Sections 4.5, 6.1, 6.2(a), 6.3, 6.8 - 6.11, 6.13 or 9.4 hereof which is not cured within ten (10) days from the occurrence of such failure or neglect;

Judgments

.  Any (a) judgment or judgments, writ(s), order(s) or decree(s) for the payment of money are rendered against any Borrower or any Guarantor for an aggregate amount in excess of $10,000,000 or against all Borrowers or Guarantors for an aggregate amount in excess of $20,000,000, in either case to the extent not covered by third-party insurance under which a claim has been made in writing and liability therefor has not been denied by the insurer, and (b) (i) action shall be legally taken by any judgment creditor to levy upon assets or properties of any Borrower or any Guarantor to enforce any such judgment, (ii) such judgment shall remain undischarged for a period of thirty (30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, shall not be in effect, or (iii) any Liens arising by virtue of the rendition, entry or issuance of such judgment upon assets or properties of any Borrower or any Guarantor shall be senior to any Liens in favor of Agent on such assets or properties;

Bankruptcy

.  Any Borrower, any Guarantor or any Subsidiary of any Borrower shall (i) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors, (iv) commence a voluntary case under any state or federal bankruptcy or receivership laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent (including by entry of any order for relief in any involuntary bankruptcy or insolvency proceeding commenced against it), (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vii) acquiesce to, or fail to have dismissed, within sixty (60) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (viii) take any action for the purpose of effecting any of the foregoing;

10.8[Intentionally Omitted].

Lien Priority

.  Any Lien created hereunder or provided for hereby or under any related agreement for any reason ceases to be or is not a valid and perfected Lien having a first priority interest (subject only to Permitted Encumbrances that have priority as a matter of Applicable Law to the extent such Liens only attach to Collateral other than Receivables or Inventory) except as a result of (a) Agent’s failure to maintain possession of any stock certificate, promissory note or other instrument delivered to it under the this Agreement or the Other Documents or (b) Agent’s failure to make any filings or recordations necessary to maintain perfection;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.10Bonding Agreement.

(a)Any Surety for GLDD and its Domestic Subsidiaries discontinues providing a bonding facility for the issuance of, or notifies GLDD and its Domestic Subsidiaries that it will no longer issue, bonds, undertakings or instruments of guaranty which are necessary for the operation of the business of GLDD and its Subsidiaries and GLDD and its Domestic Subsidiaries fail to cause another Person reasonably acceptable to Agent (provided that any such Person shall be deemed to be acceptable if such Person is a Surety for GLDD as of the Closing Date or such Person’s bonds, undertakings or instruments of guaranty are accepted by contract providers for GLDD and its Domestic Subsidiaries) to issue such bonds, undertakings or instruments of guaranty within ninety (90) days of the date that such original Surety discontinued providing a bonding facility for the issuance of, or notified GLDD and its Subsidiaries that it will no longer issue, such bonds, undertakings or instruments of guaranty; provided, however, that it shall not be an Event of Default if the Surety declines to furnish individual bonds, undertakings or instruments of guarantee so long as GLDD and its Subsidiaries maintains a bonding facility as indicated above; or

(b)(i) At any time, (i) any Surety exercises any rights or remedies as a secured party with respect to any Collateral, or (ii) any Surety takes possession of any Collateral, or Property that would constitute Collateral, and such action continues for a period of ten (10) Business Days after the earlier of (A) Agent's delivery of written notice thereof to GLDD and (B) a Responsible Officer of GLDD having obtained knowledge thereof; or

(c)GLDD or any of its Subsidiaries defaults in the payment when due of any amount due under any Bonding Agreement or breaches or defaults with respect to any other term of any Bonding Agreement, if the effect of such failure to pay, default or breach is to cause the related Surety to take possession of the work under any of the bonded contracts of GLDD or any of its Subsidiaries and such possession could reasonably be expected to result in a Material Adverse Effect; or

(d)Any Credit Party breaches or defaults with respect to any term under any of the bonded contracts of such Credit Party, if the effect of such default or breach is to cause the related Surety to take possession of the work under such bonded contract and such possession could reasonably be expected to result in a Material Adverse Effect.

Cross Default

.  Either (x) any specified "event of default" under any Indebtedness (other than the Obligations) of any Borrower with a then-outstanding principal balance (or, in the case of any Indebtedness not so denominated, with a then-outstanding total obligation amount) of $10,000,000 or more, or any other event or circumstance which would permit the holder of any such Indebtedness of any Borrower to accelerate such Indebtedness (and/or the obligations of Borrower thereunder) prior to the scheduled maturity or termination thereof, shall occur (regardless of whether the holder of such Indebtedness shall actually accelerate, terminate or otherwise exercise any rights or remedies with respect to such Indebtedness) or (y) a default of the obligations of any Borrower under any other agreement to which it is a party shall occur which has or is reasonably likely to have a Material Adverse Effect;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Breach of Guaranty or Pledge Agreement

.  Termination or breach of any Guaranty, Pledge Agreement or similar agreement executed and delivered to Agent in connection with the Obligations of any Borrower, or if any Guarantor or pledgor attempts to terminate, challenges the validity of, or its liability under, any such Guaranty, Pledge Agreement or similar agreement;

Change of Control

.  Any Change of Control shall occur;

Invalidity

.  Any material provision of this Agreement or any Other Document shall, for any reason, cease to be valid and binding on any Borrower or any Guarantor, or any Borrower or any Guarantor shall so claim in writing to Agent or any Lender or any Borrower challenges the validity of or its liability under this Agreement or any Other Document;

Seizures

.  (a) Collateral with an aggregate value in excess of $500,000 shall be condemned or otherwise subject to judicial sale, or requisitioned for title, seized or forfeited to a Governmental Body; provided, that for the avoidance of doubt, (i) the arrest of a Fleet Asset shall not constitute an Event of Default hereunder if the arrest is in connection with a Permitted Encumbrance that is being Properly Contested and (ii) any seizure or forfeiture of a Fleet Asset by or to a Governmental Body shall not constitute an Event of Default hereunder if such seizure or forfeiture does not cause a Material Adverse Effect, or (b) the title, rights and interests in any material portion of the Collateral of any Borrower, any Guarantor or any shareholder of a Credit Party shall have become the subject matter of a claim, litigation, suit, garnishment or other proceeding which is likely in the Permitted Discretion of Agent, upon final determination, to result in impairment or loss of the security provided by this Agreement or the Other Documents; provided, that for the avoidance of doubt, the imposition of a Permitted Encumbrance on the Collateral shall not constitute an Event of Default hereunder;

10.16[Intentionally Omitted].

ERISA Events

.  The occurrence of a Termination Event; or

Anti-Money Laundering/International Trade Law Compliance

.  Any representation or warranty contained in Section 16.18 is or becomes false or misleading at any time.

XI.	LENDERS' RIGHTS AND REMEDIES AFTER DEFAULT.

11.1Rights and Remedies.

(a)Upon the occurrence and during the continuance of: (i) an Event of Default pursuant to Section 10.7 (other than Section 10.7(vii)), all Obligations shall be immediately due and payable and this Agreement and the obligation of Lenders to make Advances shall be deemed terminated, (ii) any of the other Events of Default and at any time thereafter during the continuance of such Event of Default, at the option of Agent or at the direction of Required Lenders all Obligations shall be immediately due and payable and Agent or Required Lenders shall have the right to terminate this Agreement and to terminate the obligation of Lenders to make Advances; and (iii) without limiting Section 8.2 hereof, any Default under

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Sections 10.7(vii) hereof, the obligation of Lenders to make Advances hereunder shall be suspended until such time as such involuntary petition shall be dismissed.  Upon the occurrence and during the continuance of any Event of Default, Agent shall have the right to exercise any and all rights and remedies provided for herein, under the Other Documents, under the Uniform Commercial Code and at law or equity generally, including the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process.  At any time following the occurrence and during the continuance of an Event of Default, Agent shall have the right to send notice of the assignment of, and Agent's security interest in and Lien on, the Receivables to any and all Customers or any third party holding or otherwise concerned with any of the Collateral.  At any time after the occurrence and during the continuance of an Event of Default, Agent shall have the sole right to collect the Receivables, take possession of the Collateral, or both.  Agent's actual out-of-pocket collection expenses may be charged to Borrowers' Account and added to the Obligations. To the extent allowed by Applicable Law, Agent may enter any of any Borrower's premises or other premises without legal process and without incurring liability to any Borrower therefor, and Agent may thereupon, or at any time thereafter, in its discretion without notice or demand, take the Collateral and remove the same to such place as Agent may deem advisable and Agent may require Borrowers to make the Collateral available to Agent at a convenient place.  With or without having the Collateral at the time or place of sale, Agent may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as Agent may elect.  Except as to that part of the Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Agent shall give Borrowers reasonable notification of such sale or sales, it being agreed that in all events written notice mailed to Borrowing Agent at least ten (10) days prior to such sale or sales is reasonable notification.  At any public sale Agent or any Lender may bid (including credit bid) for and become the purchaser, and Agent, any Lender or any other purchaser at any such sale thereafter shall hold the Collateral sold absolutely free from any claim or right of whatsoever kind, including any equity of redemption and all such claims, rights and equities are hereby expressly waived and released by each Borrower.  In connection with the exercise of the foregoing remedies, including the sale of Inventory, Agent is granted a perpetual nonrevocable, royalty free, nonexclusive license and Agent is granted permission to use all of each Borrower's (a) Intellectual Property which is used or useful in connection with Inventory for the purpose of marketing, advertising for sale and selling or otherwise disposing of such Inventory and (b) Equipment for the purpose of completing the manufacture of unfinished goods.  The cash proceeds realized from the sale of any Collateral shall be applied to the Obligations in the order set forth in Section 11.5 hereof.  Noncash proceeds will only be applied to the Obligations as they are converted into cash.  If any deficiency shall arise, Borrowers shall remain liable to Agent and Lenders therefor.

(b)To the extent that Applicable Law imposes duties on Agent to exercise remedies in a commercially reasonable manner, each Borrower acknowledges and agrees that it is not commercially unreasonable for Agent: (i) to fail to incur expenses reasonably deemed significant by Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition; (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of; (iii) to fail to exercise collection remedies against Customers or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral; (iv) to exercise collection remedies against Customers and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists; (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature; (vi) to contact other Persons, whether or not in the same business as any Borrower, for expressions of interest in acquiring all or any portion of such Collateral; (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature; (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets; (ix) to dispose of assets in wholesale rather than retail markets; (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure Agent against risks of loss, collection or disposition of Collateral or to provide to Agent a guaranteed return from the collection or disposition of Collateral; or (xii) to the extent deemed appropriate by Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Agent in the collection or disposition of any of the Collateral.  Each Borrower acknowledges that the purpose of this Section 11.1(b) is to provide non-exhaustive indications of what actions or omissions by Agent would not be commercially unreasonable in Agent's exercise of remedies against the Collateral and that other actions or omissions by Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 11.1(b).  Without limitation upon the foregoing, nothing contained in this Section 11.1(b) shall be construed to grant any rights to any Borrower or to impose any duties on Agent that would not have been granted or imposed by this Agreement or by Applicable Law in the absence of this Section 11.1(b).

Agent's Discretion

.  Agent shall have the right in its sole discretion to determine which rights, Liens, security interests or remedies Agent may at any time pursue, relinquish, subordinate, or modify, which procedures, timing and methodologies to employ, and what any other action to take with respect to any or all of the Collateral and in what order, thereto and such determination will not in any way modify or affect any of Agent's or Lenders' rights hereunder as against Borrowers or each other.

Setoff

.  Subject to Section 14.13, in addition to any other rights which Agent or any Lender may have under Applicable Law, upon the occurrence and during the continuation of an Event of Default hereunder, Agent and such Lender shall have a right, immediately and without notice of any kind, to apply any Borrower's property held by Agent and such Lender or any of their Affiliates to reduce the Obligations and to exercise any and all rights of setoff which may be available to Agent and such Lender with respect to any deposits held by Agent or such Lender. Each Lender and Issuer agrees to notify the Borrowers and Agent promptly after any such setoff and application; provided, that the failure to give such notice shall not affect the validity of such setoff and application.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Rights and Remedies not Exclusive

.  The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any rights or remedy shall not preclude the exercise of any other right or remedies provided for herein or otherwise provided by law, all of which shall be cumulative and not alternative.

Allocation of Payments After Event of Default

.  Notwithstanding any other provisions of this Agreement to the contrary, after the occurrence and during the continuance of an Application Event, all amounts collected or received by Agent on account of the Obligations, or in respect of the Collateral may, at Agent's discretion, or shall at Required Lenders' direction, be paid over or delivered as follows:

FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including reasonable and documented attorneys' fees) of Agent in connection with enforcing its rights and the rights of Lenders under this Agreement and the Other Documents, and any Intentional Overadvances and Protective Advances funded by Agent with respect to the Collateral under or pursuant to the terms of this Agreement;

SECOND, to payment of any fees owed to Agent and to the payment of Currency Losses of Issuer;

THIRD, to the payment of all reasonable out-of-pocket costs and expenses (including reasonable and documented attorneys' fees) of each of the Lenders to the extent owing to such Lender pursuant to the terms of this Agreement;

FOURTH, to the payment of all of the Obligations consisting of accrued interest on account of the Swing Loans;

FIFTH, to the payment of the outstanding principal amount of the Obligations consisting of Swing Loans;

SIXTH, to the payment of all Obligations arising under this Agreement and the Other Documents consisting of accrued fees and interest (other than interest in respect of Swing Loans paid pursuant to clause FOURTH above);

SEVENTH, to the payment of the outstanding principal amount of the Obligations (other than principal in respect of Swing Loans paid pursuant to clause FIFTH above) arising under this Agreement (including the payment or cash collateralization of Cash Management Liabilities (but only to the extent a reserve has been established against the Gross Amount or the Formula Amount for such Cash Management Liabilities), Hedge Liabilities  (but only to the extent a reserve has been established against the Gross Amount or the Formula Amount for such Hedge Liabilities) and outstanding Letters of Credit).

EIGHTH, to all other Obligations arising under this Agreement which shall have become due and payable (hereunder, under the Other Documents or otherwise) and not repaid pursuant to clauses "FIRST" through "SEVENTH" above and Cash

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Management Liabilities and Hedge Liabilities with respect to which a reserve has not been established against the Gross Amount or the Formula Amount (whether or not due and payable);

NINTH, to all other Obligations which shall have become due and payable and not repaid pursuant to clauses "FIRST" through "EIGHTH"; and

TENTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the Lenders shall receive (so long as it is not a Defaulting Lender) an amount equal to its pro rata share (based on the proportion that the then outstanding Advances, Cash Management Liabilities (to the extent a reserve has been established against the Gross Amount or the Formula Amount) and Hedge Liabilities  (to the extent a reserve has been established against the Gross Amount or the Formula Amount) held by such Lender bears to the aggregate then outstanding Advances, Cash Management Liabilities (to the extent a reserve has been established against the Gross Amount or the Formula Amount) and Hedge Liabilities (to the extent a reserve has been established against the Gross Amount or the Formula Amount)) of amounts available to be applied pursuant to clauses "SIXTH", "SEVENTH", "EIGHTH" and "NINTH" above; (iii) notwithstanding anything to the contrary in this Section 11.5, no Swap Obligations of any Non-Qualifying Party shall be paid with amounts received from such Non-Qualifying Party under its Guaranty (including sums received as a result of the exercise of remedies with respect to such Guaranty) or from the proceeds of such Non-Qualifying Party's Collateral if such Swap Obligations would constitute Excluded Hedge Liabilities, provided, however, that to the extent possible appropriate adjustments shall be made with respect to payments and/or the proceeds of Collateral from other Borrowers and/or Guarantors that are Eligible Contract Participants with respect to such Swap Obligations to preserve the allocation to Obligations otherwise set forth above in this Section 11.5; and (iv) to the extent that any amounts available for distribution pursuant to clause "SEVENTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit or Cash Management Liabilities or Hedge Liabilities not then due and payable, such amounts shall be held by Agent as cash collateral for such Obligations, until due and payable.

XII.	WAIVERS AND JUDICIAL PROCEEDINGS.

Waiver of Notice

.  Each Borrower hereby waives notice of non-payment of any of the Receivables, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

Delay

.  No delay or omission on Agent's or any Lender's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any Default or Event of Default.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Jury Waiver

.  EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT, ANY OTHER DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, ANY OTHER DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

XIII.	EFFECTIVE DATE AND TERMINATION.

Term

.  This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of each Borrower, Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until the Maturity Date unless sooner terminated as herein provided.  Borrowers may terminate this Agreement at any time upon ten (10) days prior written notice to Agent upon payment in full of the Obligations; provided that a notice of termination of this Agreement delivered by the Borrowers may state that such notice is conditioned upon the effectiveness of other financings or of asset dispositions (the proceeds of which, in either case, shall be used to repay the outstanding Obligations in full), in which case such notice may be revoked by the Borrowers (by written notice to the Agent from the Borrowing Agent on or prior to the specified effective date) if such condition is not satisfied.

Termination

.  The termination of the Agreement shall not affect Agent's or any Lender's rights, or any of the Obligations having their inception prior to the effective date of such termination or any Obligations which pursuant to the terms hereof continue to accrue after such date, and the provisions hereof shall continue to be fully operative until all transactions entered into, rights or interests created and Obligations have been fully and indefeasibly paid, disposed of, concluded or liquidated.  The security interests, Liens and rights granted to Agent and Lenders hereunder and the financing statements filed hereunder shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that Borrowers' Account may from time to time be temporarily in a zero or credit position, until all of the Obligations of each Borrower have been indefeasibly paid and performed in full after the termination of this Agreement or each Borrower has furnished Agent and Lenders with an indemnification satisfactory to Agent and Lenders with respect thereto.  Accordingly, each Borrower waives any rights which it may have under the Uniform Commercial Code to demand the filing of termination statements with respect to the Collateral, and Agent shall not be required to send

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

such termination statements to each Borrower, or to file them with any filing office, unless and until this Agreement shall have been terminated in accordance with its terms and all Obligations have been indefeasibly paid in full in immediately available funds.  All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until all Obligations are indefeasibly paid and performed in full.

XIV.	REGARDING AGENT.

Appointment

.  Each Lender hereby designates PNC to act as Agent for such Lender under this Agreement and the Other Documents.  Each Lender hereby irrevocably authorizes Agent to take such action on its behalf under the provisions of this Agreement and the Other Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto and Agent shall hold all Collateral, payments of principal and interest, fees (except the fees set forth in Sections 2.8(b) and 3.4 and the Fee Letter), charges and collections received pursuant to this Agreement, for the ratable benefit of Lenders.  Agent may perform any of its duties hereunder by or through its agents or employees.  As to any matters not expressly provided for by this Agreement (including collection of the Note) Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of Required Lenders, and such instructions shall be binding; provided, however, that Agent shall not be required to take any action which, in Agent's discretion, exposes Agent to liability or which is contrary to this Agreement or the Other Documents or Applicable Law unless Agent is furnished with an indemnification reasonably satisfactory to Agent with respect thereto.

Nature of Duties

.  Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Other Documents.  Neither Agent nor any of its officers, directors, employees or agents shall be (i) liable for any action taken or omitted by them as such hereunder or in connection herewith, unless caused by their gross (not mere) negligence, bad faith or willful misconduct (as determined by a court of competent jurisdiction in a final non-appealable judgment), or (ii) responsible in any manner for any recitals, statements, representations or warranties made by any Borrower or any officer thereof contained in this Agreement, or in any of the Other Documents or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any of the Other Documents or for the value, validity, effectiveness, genuineness, due execution, enforceability or sufficiency of this Agreement, or any of the Other Documents or for any failure of any Borrower to perform its obligations hereunder.  Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any of the Other Documents, or to inspect the properties, books or records of any Borrower.  The duties of Agent as respects the Advances to Borrowers shall be mechanical and administrative in nature; Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon Agent any obligations in respect of this Agreement or the transactions described herein except as expressly set forth herein.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Lack of Reliance on Agent

.  Independently and without reliance upon Agent or any other Lender, each Lender has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of each Borrower and each Guarantor in connection with the making and the continuance of the Advances hereunder and the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of each Borrower and each Guarantor.  Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before making of the Advances or at any time or times thereafter except as shall be provided by any Borrower pursuant to the terms hereof.  Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any agreement, document, certificate or a statement delivered in connection with or for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Agreement or any Other Document, or of the financial condition of any Borrower or any Guarantor, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Note, the Other Documents or the financial condition or prospects of any Borrower, or the existence of any Event of Default or any Default.  PNC has adopted internal policies and procedures that address requirements placed on federally regulated lenders under the National Flood Insurance Reform Act of 1994 and related legislation (the "Flood Laws"). PNC, as administrative agent or collateral agent on a syndicated facility, will post on the applicable electronic platform (or otherwise distribute to each Lender in the syndicate) documents that it receives in connection with the Flood Laws.  However, PNC reminds each Lender and Participant in the facility that, pursuant to the Flood Laws, each federally regulated Lender (whether acting as a Lender or Participant in the facility) is responsible for assuring its own compliance with the flood insurance requirements.

Resignation of Agent; Successor Agent

.  Agent may resign on sixty (60) days written notice to each Lender (or such shorter notice as Required Lenders may agree to) and Borrowing Agent (provided, no notice shall be required to be given to Borrowing Agent if an Event of Default exists) and upon such resignation, Required Lenders will promptly designate a successor Agent reasonably satisfactory to Borrowers (provided that no such approval by Borrowers shall be required (i) in any case where the successor Agent is one of the Lenders or (ii) after the occurrence and during the continuance of any Event of Default).  Any such successor Agent shall succeed to the rights, powers and duties of Agent, and shall in particular succeed to all of Agent's right, title and interest in and to all of the Liens in the Collateral securing the Obligations created hereunder or any Other Document (including any Mortgages (if any), Pledge Agreement, Maritime Security Documents and all account control agreements), and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent.  However, notwithstanding the foregoing, if at the time of the effectiveness of the new Agent's appointment, any further actions need to be taken in order to provide for the legally binding and valid transfer of any Liens in the Collateral from former Agent to new Agent and/or for the perfection of any Liens in the Collateral as held by new Agent or it is otherwise not then possible for new Agent to become the holder of a fully valid, enforceable and perfected Lien as to any of the Collateral, former Agent shall continue to hold such Liens solely as agent for perfection of such Liens on behalf of new Agent until such time as

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

new Agent can obtain a fully valid, enforceable and perfected Lien on all Collateral, provided that Agent shall not be required to or have any liability or responsibility to take any further actions after such date as such agent for perfection to continue the perfection of any such Liens (other than to forego from taking any affirmative action to release any such Liens).  After any Agent's resignation as Agent, the provisions of this Article XIV, and any indemnification rights under this Agreement, including without limitation, rights arising under Section 16.5 hereof, shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement (and in the event resigning Agent continues to hold any Liens pursuant to the provisions of the immediately preceding sentence, the provisions of this Article XIV and any indemnification rights under this Agreement, including without limitation, rights arising under Section 16.5 hereof, shall inure to its benefit as to any actions taken or omitted to be taken by it in connection with such Liens).

Certain Rights of Agent

.  If Agent shall request instructions from Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any Other Document, Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from Required Lenders; and Agent shall not incur liability to any Person by reason of so refraining.  Without limiting the foregoing, Lenders shall not have any right of action whatsoever against Agent as a result of its acting or refraining from acting hereunder in accordance with the instructions of Required Lenders.

Reliance

.  Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, email, facsimile, telex, teletype or telecopier message, cablegram, order or other document or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to this Agreement and the Other Documents and its duties hereunder, upon advice of counsel selected by it.  Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by Agent with reasonable care.

Notice of Default

.  Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder or under the Other Documents, unless Agent has received notice from a Lender or Borrowing Agent referring to this Agreement or the Other Documents, describing such Default or Event of Default and stating that such notice is a "notice of default".  In the event that Agent receives such a notice, Agent shall give notice thereof to Lenders.  Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by Required Lenders; provided, that, unless and until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of Lenders.

Indemnification

.  To the extent Agent is not reimbursed and indemnified by Borrowers, each Lender will reimburse and indemnify Agent in proportion to its respective portion of the outstanding Advances and its respective Participation Commitments in the outstanding Letters of Credit and outstanding Swing Loans (or, if no Advances are outstanding, pro rata according to the percentage that its Revolving Commitment Amount constitutes of the

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

total aggregate Revolving Commitment Amounts), from and against any and all liabilities, obligations, losses (including any foreign exchange losses), damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent in performing its duties hereunder (including, without limitation, providing Letters of Credit in any Optional Currency), or in any way relating to or arising out of this Agreement or any Other Document; provided that Lenders shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross (not mere) negligence, bad faith or willful misconduct (as determined by a court of competent jurisdiction in a final non-appealable judgment).

Agent in its Individual Capacity

.  With respect to the obligation of Agent to lend under this Agreement, the Advances made by it shall have the same rights and powers hereunder as any other Lender and as if it were not performing the duties as Agent specified herein; and the term "Lender" or any similar term shall, unless the context clearly otherwise indicates, include Agent in its individual capacity as a Lender.  Agent may engage in business with any Borrower as if it were not performing the duties specified herein, and may accept fees and other consideration from any Borrower for services in connection with this Agreement or otherwise without having to account for the same to Lenders.

Delivery of Documents

.  To the extent Agent receives financial statements required under Sections 9.7, 9.8, 9.9, 9.12 and 9.13 or Borrowing Base Certificates from any Borrower pursuant to the terms of this Agreement which any Borrower is not obligated to deliver to each Lender, Agent will promptly furnish such documents and information to Lenders.

Borrowers' Undertaking to Agent

.  Without prejudice to their respective obligations to Lenders under the other provisions of this Agreement, each Borrower hereby undertakes with Agent to pay to Agent from time to time on demand all amounts from time to time due and payable by it for the account of Agent or Lenders or any of them pursuant to this Agreement to the extent not already paid.  Any payment made pursuant to any such demand shall pro tanto satisfy the relevant Borrower's obligations to make payments for the account of Lenders or the relevant one or more of them pursuant to this Agreement.

No Reliance on Agent's Customer Identification Program

.  To the extent the Advances or this Agreement is, or becomes, syndicated in cooperation with other Lenders, each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on Agent to carry out such Lender's, Affiliate's, participant's or assignee's customer identification program, or other obligations required or imposed under or pursuant to the USA PATRIOT Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the "CIP Regulations"), or any other Anti‑Terrorism Law, including any programs involving any of the following items relating to or in connection with any of Borrowers, their Affiliates or their agents, the Other Documents or the transactions hereunder or contemplated hereby: (i) any identity verification procedures, (ii) any recordkeeping, (iii) comparisons with government lists, (iv) customer notices or (v) other procedures required under the CIP Regulations or such Anti-Terrorism Laws.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Other Agreements

.  Each of the Lenders agrees that it shall not, without the express consent of Agent, set off against the Obligations, any amounts owing by such Lender to any Borrower or any deposit accounts of any Borrower now or hereafter maintained with such Lender.  Anything in this Agreement to the contrary notwithstanding, each of the Lenders further agrees that it shall not, unless specifically requested to do so by Agent, take any action to protect or enforce its rights arising out of this Agreement or the Other Documents, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement and the Other Documents shall be taken in concert and at the direction or with the consent of Agent or Required Lenders.

14.14Collateral Matters.

(a)The Lenders hereby irrevocably authorize Agent to release any Lien on any Collateral (i) upon the termination of the Revolving Commitments and payment and satisfaction in full of all of the Obligations, (ii) constituting property being sold or disposed of if a release is required or desirable in connection therewith and if Borrowers certify to Agent that the sale or disposition is permitted hereunder (and Agent may rely conclusively on any such certificate, without further inquiry), (iii) constituting property released pursuant to Section 4.13, (iv) constituting property in which no Credit Party or any of its Subsidiaries owned any interest at the time Agent's Lien was granted nor at any time thereafter, (v) constituting property leased or licensed to a Credit Party or its Subsidiaries under a lease or license that has expired or is terminated in a transaction permitted under this Agreement, or (vi) in connection with a credit bid or purchase authorized under this Section 14.14.  The Credit Parties and the Lenders hereby irrevocably authorize Agent, based upon the instruction of the Required Lenders, to (A) consent to the sale of, credit bid, or purchase (either directly or indirectly through one or more entities) all or any portion of the Collateral at any sale thereof conducted under the provisions of the Bankruptcy Code, including Section 363 of the Bankruptcy Code, (B) credit bid or purchase (either directly or indirectly through one or more entities) all or any portion of the Collateral at any sale or other disposition thereof conducted under the provisions of the Uniform Commercial Code, including pursuant to Sections 9-610 or 9-620 of the Uniform Commercial Code, or (C) credit bid or purchase (either directly or indirectly through one or more entities) all or any portion of the Collateral at any other sale or foreclosure conducted or consented to by Agent in accordance with applicable law in any judicial action or proceeding or by the exercise of any legal or equitable remedy.  In connection with any such credit bid or purchase, (i) the Obligations owed to the Lenders shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims being estimated for such purpose if the fixing or liquidation thereof would not impair or unduly delay the ability of Agent to credit bid or purchase at such sale or other disposition of the Collateral and, if such contingent or unliquidated claims cannot be estimated without impairing or unduly delaying the ability of Agent to credit bid at such sale or other disposition, then such claims shall be disregarded, not credit bid, and not entitled to any interest in the Collateral that is the subject of such credit bid or purchase) and the Lenders whose Obligations are credit bid shall be entitled to receive interests (ratably based upon the proportion of their Obligations credit bid in relation to the aggregate amount of Obligations so credit bid) in the Collateral that is the subject of such credit bid or purchase (or in the Equity Interests of the any entities that are used to consummate such credit bid or purchase), and (ii) Agent, based upon the instruction of the Required Lenders, may accept

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

non-cash consideration, including debt and equity securities issued by any entities used to consummate such credit bid or purchase and in connection therewith Agent may reduce the Obligations owed to the Lenders (ratably based upon the proportion of their Obligations credit bid in relation to the aggregate amount of Obligations so credit bid) based upon the value of such non-cash consideration.  Except as provided above, Agent will not execute and deliver a release of any Lien on any Collateral without the prior written authorization of (y) if the release is of all or substantially all of the Collateral (other than pursuant to a disposition of such Collateral consented to by Required Lenders), all of the Lenders or (z) otherwise, the Required Lenders.  Upon request by Agent or Borrowers at any time, the Lenders will confirm in writing Agent's authority to release any such Liens on particular types or items of Collateral pursuant to this Section 14.14; provided, that (1) anything to the contrary contained in this Agreement or any of the Other Documents notwithstanding, Agent shall not be required to execute any document or take any action necessary to evidence such release on terms that, in Agent's opinion, could expose Agent to liability or create any obligation or entail any consequence other than the release of such Lien without recourse, representation, or warranty, and (2) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly released) upon (or obligations of Borrowers in respect of) any and all interests retained by any Borrower, including, the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

(b)Agent shall have no obligation whatsoever to any of the Lenders (i) to verify or assure that the Collateral exists or is owned by a Credit Party or any of its Subsidiaries or is cared for, protected, or insured or has been encumbered, (ii) to verify or assure that Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, (iii) to verify or assure that any particular items of Collateral meet the eligibility criteria applicable in respect thereof, (iv) to impose, maintain, increase, reduce, implement, or eliminate any particular reserve hereunder or to determine whether the amount of any reserve is appropriate or not, or (v) to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent pursuant to this Agreement or any Other Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, subject to the terms and conditions contained herein, Agent may act in any manner it may deem appropriate, in its sole discretion given Agent's own interest in the Collateral in its capacity as one of the Lenders and that Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing, except as otherwise expressly provided herein.

Field Examination Reports; Confidentiality; Disclaimers by Lenders; Other Reports and Information

.  By becoming a party to this Agreement, each Lender:

(a)is deemed to have requested that Agent furnish such Lender, promptly after it becomes available, a copy of each field examination report respecting any Credit Party or its Subsidiaries (each, a "Report") prepared by or at the request of Agent, and Agent shall so furnish each Lender with such Reports,

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)expressly agrees and acknowledges that Agent does not (i) make any representation or warranty as to the accuracy of any Report, and (ii) shall not be liable for any information contained in any Report,

(c)expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that Agent or any other party performing any field examination will inspect only specific information regarding the Credit Parties and their Subsidiaries and will rely significantly upon Credit Parties' and their Subsidiaries' books and records, as well as on representations of Credit Parties' personnel,

(d)agrees to keep all Reports and other material, non-public information regarding the Credit Parties and their Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner in accordance with Section 16.15, and

(e)without limiting the generality of any other indemnification provision contained in this Agreement, agrees:  (i) to hold Agent and any other Lender preparing a Report harmless from any action the indemnifying Lender may take or fail to take or any conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to Credit Parties, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of Borrowers, and (ii) to pay and protect, and indemnify, defend and hold Agent, and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including, attorneys' fees and costs) incurred by Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

In addition to the foregoing, (x) any Lender may from time to time request of Agent in writing that Agent provide to such Lender a copy of any report or document provided by any Credit Party or its Subsidiaries to Agent that has not been contemporaneously provided by such Credit Party or such Subsidiary to such Lender, and, upon receipt of such request, Agent promptly shall provide a copy of same to such Lender, (y) to the extent that Agent is entitled, under any provision of this Agreement or any Other Documents, to request additional reports or information from any Credit Party or its Subsidiaries, any Lender may, from time to time, reasonably request Agent to exercise such right as specified in such Lender's notice to Agent, whereupon Agent promptly shall request of Borrowers the additional reports or information reasonably specified by such Lender, and, upon receipt thereof from such Credit Party or such Subsidiary, Agent promptly shall provide a copy of same to such Lender, and (z) any time that Agent renders to Borrowers a statement regarding the Loan Account, Agent shall send a copy of such statement to each Lender.

Several Obligations; No Liability

.  Notwithstanding that certain of the Other Documents now or hereafter may have been or will be executed only by or in favor of Agent in its capacity as such, and not by or in favor of the Lenders, any and all obligations on the part of Agent (if any) to make any credit available hereunder shall constitute the several (and not joint) obligations of the respective Lenders on a ratable basis, according to their respective Revolving Commitments, to make an amount of such credit not to exceed, in principal amount, at any one

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

time outstanding, the amount of their respective Revolving Commitments.  Nothing contained herein shall confer upon any Lender any interest in, or subject any Lender to any liability for, or in respect of, the business, assets, profits, losses, or liabilities of any other Lender.  Each Lender shall be solely responsible for notifying its participants of any matters relating to this Agreement and the Other Documents to the extent any such notice may be required, and no Lender shall have any obligation, duty, or liability to any participant of any other Lender.

Bank Product Providers

.  Each Secured Party that provides Cash Management Products and Services, Lender-Provided Interest Rate Hedges or Lender-Provided Foreign Currency/Commodity Hedges (each a "Bank Product Provider") in its capacity as such shall be deemed a third party beneficiary hereof and of the provisions of the Other Documents for purposes of any reference in this Agreement or any Other Document to the parties for whom Agent is acting.  Agent hereby agrees to act as agent for such Bank Product Provider and, by virtue of entering into an agreement or arrangement to provide Cash Management Products and Services, Lender-Provided Interest Rate Hedges or Lender-Provided Foreign Currency/Commodity Hedges, the applicable Bank Product Provider shall be automatically deemed to have appointed Agent as its agent and to have accepted the benefits of the Other Documents.  It is understood and agreed that the rights and benefits of each Bank Product Provider under the Other Documents consist exclusively of such Bank Product Provider's being a beneficiary of the Liens and security interests (and, if applicable, guarantees) granted to Agent and the right to share in payments and collections out of the Collateral as more fully set forth herein. In addition, each Bank Product Provider, by virtue of entering into an agreement or arrangement to provide Cash Management Products and Services, Lender-Provided Interest Rate Hedges or Lender-Provided Foreign Currency/Commodity Hedges, shall be automatically deemed to have agreed that Agent shall have the right, but shall have no obligation, to establish, maintain, relax, or release reserves in respect of the Cash Management Liabilities, Interest Rate Hedge Liabilities and Foreign Currency/Commodity Hedge Liabilities and that if reserves are established there is no obligation on the part of Agent to determine or insure whether the amount of any such reserve is appropriate or not. Notwithstanding anything to the contrary in this Agreement or any Other Document, no provider or holder of any Cash Management Products and Services, Lender-Provided Interest Rate Hedges or Lender-Provided Foreign Currency/Commodity Hedges shall have any voting or approval rights hereunder (or be deemed a Lender) solely by virtue of its status as the provider or holder of such agreements or products or the Obligations owing thereunder, nor shall the consent of any such provider or holder be required (other than in their capacities as Lenders, to the extent applicable) for any matter hereunder or under any of the Other Documents, including as to any matter relating to the Collateral or the release of Collateral or Guarantors.

Intercreditor Agreements and Equipment Utilization Agreements

.  Each Lender, by its acceptance of the benefits provided hereunder, (a) consents to the Intercreditor Agreements and the Equipment Utilization Agreements (in each as amended or otherwise modified with the consent of Agent and Required Lenders), (b) agrees that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreements and the Equipment Utilization Agreements (in each case as amended or otherwise modified with the consent of Agent and Required Lenders), and (c) authorizes and instructs the Agent to enter into the Intercreditor Agreements and the Equipment Utilization Agreements (and, in each case, such amendments or

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

other modifications thereto as may hereafter be consented to by Agent and Required Lenders) as Agent on behalf of each Lender.

XV.	BORROWING AGENCY.

15.1Borrowing Agency Provisions; Joint and Several Liability.

(a)Each Borrower hereby irrevocably designates Borrowing Agent to be its attorney and agent and in such capacity to (i) borrow, (ii) request advances, (iii) request the issuance of Letters of Credit, (iv) sign and endorse notes, (v) execute and deliver all instruments, documents, applications, security agreements, reimbursement agreements and letter of credit agreements for Letters of Credit and all other certificates, notice, writings and further assurances now or hereafter required hereunder, (vi) make elections regarding interest rates, (vii) give instructions regarding Letters of Credit and agree with Issuer upon any amendment, extension or renewal of any Letter of Credit and (viii) otherwise take action under and in connection with this Agreement and the Other Documents, all on behalf of and in the name such Borrower or Borrowers, and hereby authorizes Agent to pay over or credit all loan proceeds hereunder in accordance with the request of Borrowing Agent.

(b)The handling of this credit facility as a co-borrowing facility with a borrowing agent in the manner set forth in this Agreement is solely as an accommodation to Borrowers and at their request.  Neither Agent nor any Lender shall incur liability to Borrowers as a result thereof.  To induce Agent and Lenders to do so and in consideration thereof, each Borrower hereby indemnifies Agent and each Lender and holds Agent and each Lender harmless from and against any and all liabilities, expenses, losses, damages and claims of damage or injury asserted against Agent or any Lender by any Person arising from or incurred by reason of the handling of the financing arrangements of Borrowers as provided herein, reliance by Agent or any Lender on any request or instruction from Borrowing Agent or any other action taken by Agent or any Lender with respect to this Section 15.1 except due to willful misconduct, bad faith or gross (not mere) negligence by the indemnified party (as determined by a court of competent jurisdiction in a final and non-appealable judgment).

(c)All Borrowers shall be jointly and severally liable for all amounts due to Agent and Lenders under this Agreement and the Other Documents, regardless of which Borrower actually receives the Advances or other financial accommodations hereunder or the amount of such Advances or financial accommodations received or the manner in which Agent and Lenders account for such Advances or financial accommodations on its books and records.  The Obligations shall be primary obligations of all Borrowers.  The Obligations arising as a result of the joint and several liability of a Borrower shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the validity or enforceability, avoidance or subordination of the Obligations of the other Borrowers or of any promissory note or other document evidencing all or any part of the Obligations of the other Borrowers, (ii) the absence of any attempt to collect the Obligations from the other Borrowers or any other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance or granting of any indulgence by Agent or Lenders with respect to any provisions of any instrument evidencing the Obligations of the other Borrowers, or any part thereof, or any other agreement now or

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

hereafter executed by the other Borrowers and delivered to Agent, for itself and on behalf of Lenders, except to the extent such waiver, consent, extension, forbearance or granting of any indulgence explicitly is effective with respect to such Borrower, (iv) the failure by Agent or Lenders to take any steps to perfect and maintain its security interest in, or to preserve its rights and maintain its security or collateral for the Obligations of the other Borrowers, (v) the election of Agent or Lenders in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) the disallowance of all or any portion of the claim(s) of Agent or Lenders for the repayment of the Obligations of the other Borrowers under Section 502 of the Bankruptcy Code, or (vii) any other circumstances which might constitute a legal or equitable discharge or defense of the other Borrowers other than payment in full of the Obligations.  With respect to the Obligations arising as a result of the joint and several liability of a Borrower, each Borrower waives, until payment in full of the Obligations and this Agreement, any right to enforce any right of subrogation or any remedy which Agent or Lenders now has or may hereafter have against Borrowers, any endorser or any guarantor of all or any part of the Obligations, and any benefit of, and any right to participate in, any security or collateral given to Agent and Lenders.  Upon any Event of Default and for so long as the same is continuing, Agent and Lenders may proceed directly and at once, without notice, against any Borrower to collect and recover the full amount, or any portion of the Obligations, without first proceeding against the other Borrowers or any other Person, or against any security or collateral for the Obligations.  Each Borrower consents and agrees that Agent and Lenders shall be under no obligation to marshal any assets in favor of Borrower(s) or against or in payment of any or all of the Obligations.

(d)Each Borrower expressly subordinates any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution of any other claim which such Borrower may now or hereafter have against the other Borrowers or other Person directly or contingently liable for the Obligations hereunder, or against or with respect to the other Borrowers' property (including, without limitation, any property which is Collateral for the Obligations), arising from the existence or performance of this Agreement until payment in full of the Obligations.

(e)Each Borrower expressly subordinates all rights that it may have now or in the future under any statute, at common law, in equity or otherwise, to compel Agent or Lenders to marshal assets or to proceed against any Credit Party, other Person or security for the payment or performance of any Obligations before, or as a condition to, proceeding against such Borrower.  It is agreed among each Borrower, Agent and Lenders that the provisions of this Section are of the essence of the transaction contemplated by this Agreement and the Other Documents and that, but for such provisions, Agent and Lenders would decline to make Loans and issue Letters of Credit.

(f)Agent and Lenders may, in their discretion, pursue such rights and remedies as they deem appropriate, including realization upon Collateral  by judicial foreclosure or nonjudicial sale or enforcement, without affecting any rights and remedies under this Agreement and the Other Documents .  If, in the exercise of any rights or remedies, Agent or any Lender shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Credit Party, whether because of any Applicable Laws pertaining to "election of remedies" or otherwise, each Borrower consents to such action by Agent or such

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Lender and waives (to the extent permitted by Applicable Law) any claim based upon such action, even if the action may result in loss of any rights of subrogation that any Borrower might otherwise have had but for such action.  Any election of remedies that results in denial or impairment of the right of Agent or any Lender to seek a deficiency judgment against any Borrower shall not impair any other Borrower's obligation to pay the full amount of the Obligations.  Each Borrower waives all rights and defenses arising out of an election of remedies, such as nonjudicial foreclosure with respect to any security for the Obligations, even though that election of remedies destroys such Borrower's rights of subrogation against any other Person.  If Agent bids at any foreclosure or trustee's sale or at any private sale, Agent may bid all or a portion (in Agent's discretion) of the Obligations and the amount of such bid need not be paid by Agent but shall be credited against the Obligations.  Subject to Applicable Law, the amount of the successful bid at any such sale, whether Agent or any other Person is the successful bidder, shall be conclusively deemed to be commercially reasonable, and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of such Borrower's Obligations to Agent and Lenders, notwithstanding that any present or future law or court decision may have the effect of reducing the amount of any deficiency claim to which Agent or any Lender might otherwise be entitled but for such bidding at any such sale.

(g)Notwithstanding any other provision of this Section 15, the joint and several liability of each Borrower hereunder shall be limited  to a maximum amount as would not, after giving effect to such maximum amount, render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or comparable law.  In determining the limitations, if any, on the amount of any Borrower's obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation, indemnification or contribution which such Borrower may have under this Section 15, any other agreement or applicable law shall be taken into account.  Subject to the restrictions, limitations and other terms of this Agreement, each Borrower hereby agrees that to the extent that a Borrower shall have paid more than its proportionate share of any payment made hereunder, such Borrower shall be entitled to seek and receive contribution from and against any other Borrower hereunder which has not paid its proportionate share of such payment.

Waiver of Subrogation

.  Each Borrower expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution of any other claim which such Borrower may now or hereafter have against the other Borrowers or any other Person directly or contingently liable for the Obligations hereunder, or against or with respect to any other Borrowers' property (including, without limitation, any property which is Collateral for the Obligations), arising from the existence or performance of this Agreement, until termination of this Agreement and repayment in full of the Obligations.

XVI.	MISCELLANEOUS.

Governing Law

.  This Agreement and each Other Document (unless and except to the extent expressly provided otherwise in any such Other Document), and all matters relating hereto or thereto or arising herefrom or therefrom (whether arising under contract law, tort law or

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

otherwise) shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the laws of the State of New York.  Any judicial proceeding brought by or against any Credit Party with respect to any of the Obligations, this Agreement, the Other Documents or any related agreement may be brought in any court of competent jurisdiction in the State of New York, United States of America, and, by execution and delivery of this Agreement, each Credit Party accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.  Each Credit Party hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified or registered mail (return receipt requested) directed to Borrowing Agent at its address set forth in Section 16.6 and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America, or, at Agent's option, by service upon Borrowing Agent which each Credit Party irrevocably appoints as such Credit Party's Agent for the purpose of accepting service within the State of New York.  Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Agent or any Lender to bring proceedings against any Credit Party in the courts of any other jurisdiction.  Each Credit Party waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  Each Credit Party waives the right to remove any judicial proceeding brought against such Credit Party in any state court to any federal court.  Any judicial proceeding by any Credit Party against Agent or any Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in a federal or state court located in the County of New York, State of New York.

16.2Entire Understanding.

(a)This Agreement and the documents executed concurrently herewith contain the entire understanding between each Credit Party, Agent and each Lender and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof.  Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by a Responsible Officer of each Credit Party and Agent's and each Lender's respective officers.  Neither this Agreement nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged.  Each Credit Party acknowledges that it has been advised by counsel in connection with the execution of this Agreement and Other Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions of this Agreement.

(b)Required Lenders, Agent with the consent in writing of Required Lenders, and Borrowers may, subject to the provisions of this Section 16.2(b), from time to time enter into written supplemental agreements to this Agreement or the Other Documents executed by Borrowers, for the purpose of adding or deleting any provisions or otherwise changing, amending, varying or waiving in any manner the rights of Lenders, Agent or Borrowers hereunder or thereunder or the conditions, provisions or terms hereof or thereof or waiving any

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Event of Default thereunder, but only to the extent specified in such written agreements; provided, however, that no such supplemental agreement shall:

(i)increase or extend the Revolving Commitment, the Revolving Commitment Percentage or the Revolving Commitment Amount of any Lender without the consent of such Lender (it being understood that if a Lender provides its consent to any such increase or extension  such Lender may provide that such consent is subject to the completion of its due diligence under Flood Laws in a manner satisfactory to such Lender);

(ii)waive, extend or postpone the Maturity Date or any date fixed by this Agreement or any Other Document for any scheduled payment of principal or interest of any Advance (excluding the due date of any mandatory prepayment of an Advance), or any fee payable to any Lender, or reduce the principal amount of or the rate of interest borne by any Advances or reduce any fee payable to any Lender, without the consent of each Lender directly affected thereby (except that Required Lenders may elect to waive or rescind any imposition of the Default Rate under Section 3.1 or of default rates of Letter of Credit fees under Section 3.2 (unless imposed by Agent));

(iii)except in connection with any increase pursuant to Section 2.24 hereof, increase the Maximum Revolving Advance Amount without the consent of all Lenders;

(iv)alter the definition of the term Required Lenders or Supermajority Lenders or alter, amend or modify this Section 16.2(b) or any provision of this Agreement providing for consent or other action by all Lenders, without the consent of all Lenders;

(v)alter, amend or modify the provisions of Section 2.6(e), 2.20, 11.5 or any other provision of this Agreement providing for the pro rata treatment of the Lenders (to the extent such alteration, amendment or modification would affect such pro rata treatment) without the consent of all Lenders;

(vi)except as permitted by Section 14.14, release all or substantially all of the Collateral without the consent of all Lenders;

(vii)other than in connection with a liquidation, dissolution or disposition of a Credit Party permitted by the terms hereof or otherwise consented to by Required Lenders or the payment in full of the Obligations, release any Credit Party from its liability for the Obligations without the consent of all of the Lenders;

(viii)except in connection with the sale or disposition of a Guarantor consented to by Required Lenders, release the Guaranty by a Guarantor without the consent of all of the Lenders; or

(ix)increase the Advance Rates above the Advance Rates in effect on the Closing Date or otherwise modify the Formula Amount or Gross Amount if the effect to increase the amount available to be borrowed by Borrowers without the consent of the Supermajority Lenders.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Notwithstanding the foregoing:

(A)No amendment, waiver, modification, elimination, or consent shall amend, modify, or waive any provision of this Agreement or the Other Documents pertaining to Issuer, or any other rights or duties of Issuer under this Agreement or the Other Documents, without the written consent of Issuer, Agent, Borrowers and the Required Lenders;

(B)No amendment, waiver, modification, elimination, or consent shall amend, modify, or waive any provision of this Agreement or the Other Documents pertaining to Swing Loan Lender, or any other rights or duties of Swing Loan Lender under this Agreement or the Other Documents, without the written consent of Swing Loan Lender, Agent, Borrowers and the Required Lenders;

(C)No amendment, waiver, modification, elimination, or consent shall amend, modify, or waive any provision of this Agreement or the Other Documents pertaining to Agent, or any other rights or duties of Agent under this Agreement or the Other Documents, without the written consent of Agent, Borrowers and the Required Lenders;

(D)Anything in this Section 16.2(b) to the contrary notwithstanding, (i) any amendment, modification, elimination, waiver, consent, termination, or release of, or with respect to, any provision of this Agreement or any Other Document that relates only to the relationship of the Lenders among themselves, and that does not affect the rights or obligations of any Credit Party, shall not require consent by or the agreement of any Credit Party, and (ii) any amendment, waiver, modification, elimination, or consent of or with respect to any provision of this Agreement or any Other Document may be entered into without the consent of, or over the objection of, any Defaulting Lender; and

(E)The Fee Letter may only be amended with the consent of Agent and Borrowers (it being understood that no Lender's consent shall be required).

(c)Any such supplemental agreement shall apply equally to each Lender and shall be binding upon Borrowers, Lenders and Agent and all future holders of the Obligations.  In the case of any waiver, Borrowers, Agent and Lenders shall be restored to their former positions and rights, and any Event of Default waived shall be deemed to be cured and not continuing, but no waiver of a specific Event of Default shall extend to any subsequent Event of Default (whether or not the subsequent Event of Default is the same as the Event of Default which was waived), or impair any right consequent thereon.

(d)In the event that Agent or Borrowing Agent requests the consent of a Lender pursuant to this Section 16.2 and such consent is denied, then Agent or Borrowing Agent

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

may, at its option, require such Lender to assign its interest in the Advances to Agent or to another Lender or to any other Person designated by Agent or Borrowing Agent in compliance with Sections 3.11 and 16.3 (the "Designated Lender"), for a price equal to (i) the then outstanding principal amount thereof plus (ii) accrued and unpaid interest and fees due such Lender, which interest and fees shall be paid when collected from Borrowers.  In the event Agent elects to require any Lender to assign its interest to Agent or to the Designated Lender, Agent will so notify such Lender in writing within ten (10) days following such Lender's denial, and such Lender will assign its interest to Agent or the Designated Lender no later than five (5) days following receipt of such notice pursuant to a Commitment Transfer Supplement executed by such Lender, Agent or the Designated Lender, as appropriate, and Agent.

(e)Notwithstanding (i) the existence of a Default or an Event of Default, (ii) that any of the other applicable conditions precedent set forth in Section 8.2 hereof have not been satisfied or the commitments of Lenders to make Revolving Advances hereunder have been terminated for any reason, or (iii) any other contrary provision of this Agreement at any time an Out-of-Formula Loan exists or Borrowers make a request for an Advance that would result in an Out-of-Formula Loan, Agent may in its discretion and without the consent of any Lender, knowingly and intentionally, continue to make Revolving Advances (any such intentional Revolving Advance, an "Intentional Overadvance") to Borrowers for a period of 60 days (as such period may be extended by Required Lenders) unless such authorization is revoked by Required Lenders effective upon receipt by Agent of written notice of such revocation from Required Lenders; provided, that Agent may not make any Intentional Overadvance if, after giving effect to such Intentional Overadvance, the aggregate outstanding Intentional Overadvances would exceed ten percent (10%) of the Maximum Revolving Advance Amount (or such higher amount as Required Lenders may consent to) or would cause the Advances to exceed the Maximum Revolving Advance Amount.  If Agent is willing in its sole and absolute discretion to make Intentional Overadvances, Lenders holding the Revolving Commitments shall be obligated to fund such Intentional Overadvances in accordance with their respective Revolving Commitment Percentages, and such Intentional Overadvances shall be payable on demand and shall bear interest at the rate applicable for Revolving Advances consisting of Domestic Rate Loans; provided that, if Agent does make Intentional Overadvances, neither Agent nor Lenders shall be deemed thereby to have changed the limits of Section 2.1(a) nor shall any Lender be obligated to fund Revolving Advances in excess of its Revolving Commitment Amount.  For purposes of this paragraph, the discretion granted to Agent hereunder to make Intentional Overadvances shall not be limited by the amount of the Out-of-Formula Loan.  To the extent any Intentional Overadvances are not actually funded by the other Lenders as provided for in this Section 16.2(e), Agent may elect in its discretion to fund such Intentional Overadvances and any such Intentional Overadvances so funded by Agent shall be deemed to be Revolving Advances made by and owing to Agent, and Agent shall be entitled to all rights (including accrual of interest) and remedies of a Lender holding a Revolving Commitment under this Agreement and the Other Documents with respect to such Revolving Advances.

(f)In addition to (and not in substitution of) the discretionary Revolving Advances permitted above in this Section 16.2, Agent is hereby authorized by Borrowers and Lenders, at any time in Agent's sole discretion, regardless of (i) the existence of a Default or an Event of Default, (ii) whether any of the other applicable conditions precedent set forth in

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Section 8.2 hereof have not been satisfied or the commitments of Lenders to make Revolving Advances hereunder have been terminated for any reason, (iii) whether an Out-of-Formula exists, or (iv) any other contrary provision of this Agreement, to make Revolving Advances (the "Protective Advances") to Borrowers on behalf of Lenders (unless such authorization is revoked by Required Lenders effective 10 days after receipt by Agent of prior written notice of such revocation from Required Lenders) which Agent, in its Permitted Discretion, deems necessary or desirable (a) to preserve or protect the Collateral, or any portion thereof, (b) to enhance the likelihood of, or maximize the amount of, repayment of the Advances and other Obligations, or (c) to pay any other amount chargeable to Borrowers pursuant to the terms of this Agreement; provided, that the Protective Advances made hereunder shall not exceed ten percent (10%) of the Maximum Revolving Amount (unless Required Lenders agree to a higher amount).  Lenders holding the Revolving Commitments shall be obligated to fund such Protective Advances and effect a settlement with Agent therefor upon demand of Agent in accordance with their respective Revolving Commitment Percentages.  To the extent any Protective Advances are not actually funded by the other Lenders as provided for in this Section 16.2(f), any such Protective Advances funded by Agent shall be deemed to be Revolving Advances made by and owing to Agent, and Agent shall be entitled to all rights (including accrual of interest) and remedies of a Lender holding a Revolving Commitment under this Agreement and the Other Documents with respect to such Revolving Advances.

(g)Notwithstanding the foregoing Sections 16.2(e) and 16.2(f), at no time shall the aggregate total outstanding Intentional Overadvances and Protective Advances exceed ten percent (10%) of the Maximum Revolving Advance Amount.

16.3Successors and Assigns; Participations; New Lenders.

(a)This Agreement shall be binding upon and inure to the benefit of Borrowers, Agent, each Lender, all future holders of the Obligations and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Agent and each Lender.

(b)Each Borrower acknowledges that in the regular course of commercial banking business one or more Lenders may at any time and from time to time sell participating interests in the Advances to other Persons (each such transferee or purchaser of a participating interest, a "Participant"); provided that (x) such Lender's obligations under this Agreement and the Other Documents shall remain unchanged, (y) such Lender shall remain solely responsible to the other parties hereto and thereto for the performance of such obligations, and (z) the Borrowers, Agent, Issue and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the Other Documents. Each Participant may exercise all rights of payment (including rights of set-off) with respect to the portion of such Advances held by it or other Obligations payable hereunder as fully as if such Participant were the direct holder thereof provided that (i) Borrowers shall not be required to pay to any Participant more than the amount which it would have been required to pay to Lender which granted an interest in its Advances or other Obligations payable hereunder to such Participant had such Lender retained such interest in the Advances hereunder or other Obligations payable hereunder unless the sale of the participation to such Participant is made

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

with Borrower's prior written consent, and (ii) in no event shall Borrowers be required to pay any such amount arising from the same circumstances and with respect to the same Advances or other Obligations payable hereunder to both such Lender and such Participant. Notwithstanding the foregoing, for the avoidance of doubt, the Credit Parties agree that each Participant shall be entitled to the benefits of Section 3.10 as if such Participant were a Lender, provided that such Participant complies with Sections 3.10(e), (f), and (g).    Each Borrower hereby grants to any Participant a continuing security interest in any deposits, moneys or other property actually or constructively held by such Participant as security for the Participant's interest in the Advances. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the loans and Advances (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, letters of credit or its other obligations under this Agreement or any Other Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. No participation shall be transferrable except as recorded in the Participant Register.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.  For the avoidance of doubt, the Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register.  It is intended that the Participant Register be maintained in such a manner that the loans and Advances are in "registered form" for the purposes of the Code.

(c)Any Lender, with the consent of Agent and Borrowing Agent (provided, that the consent of Borrowing Agent (A) shall not be unreasonably withheld or delayed (provided further that if such consent is not granted, it shall not be considered unreasonably withheld or delayed if the proposed assignment is to a Person set forth on Schedule 16.3) and (B) shall not be required if an Event of Default exists or such assignment is to a Permitted Assignee), may sell, assign or transfer all or any part of its rights and obligations under or relating to Revolving Advances under this Agreement and the Other Documents to one or more additional Persons and one or more additional Persons may commit to make Advances hereunder (each a "Purchasing Lender"), in minimum amounts of not less than $5,000,000, pursuant to a Commitment Transfer Supplement, executed by a Purchasing Lender, the transferor Lender, and Agent and delivered to Agent for recording.  Upon such execution, delivery, acceptance and recording, from and after the transfer effective date determined pursuant to such Commitment Transfer Supplement, (i) Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Lender thereunder with a Revolving Commitment Percentage as set forth therein, and (ii) the transferor Lender thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Agreement, the Commitment Transfer Supplement creating a novation for that purpose.  Such Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of the Revolving Commitment Percentages

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Other Documents.  Each Borrower hereby consents to the addition of such Purchasing Lender and the resulting adjustment of the Revolving Commitment Percentages.  Borrowers shall execute and deliver such further documents and do such further acts and things in order to effectuate the foregoing. Borrowers shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to Agent within five (5) Business Days after having received prior notice thereof.

(d)Any Lender, with the consent of Agent which shall not be unreasonably withheld or delayed, may directly or indirectly sell, assign or transfer all or any portion of its rights and obligations under or relating to Revolving Advances under this Agreement and the Other Documents to an entity, whether a corporation, partnership, trust, limited liability company or other entity that (i) is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and (ii) is administered, serviced or managed by the assigning Lender or an Affiliate of such Lender (a "Purchasing CLO" and together with each Participant and Purchasing Lender, each a "Transferee" and collectively the "Transferees"), pursuant to a Commitment Transfer Supplement modified as appropriate to reflect the interest being assigned ("Modified Commitment Transfer Supplement"), executed by any intermediate purchaser, the Purchasing CLO, the transferor Lender, and Agent as appropriate and delivered to Agent for recording.  Upon such execution and delivery, from and after the transfer effective date determined pursuant to such Modified Commitment Transfer Supplement, (i) Purchasing CLO thereunder shall be a party hereto and, to the extent provided in such Modified Commitment Transfer Supplement, have the rights and obligations of a Lender thereunder and (ii) the transferor Lender thereunder shall, to the extent provided in such Modified Commitment Transfer Supplement, be released from its obligations under this Agreement, the Modified Commitment Transfer Supplement creating a novation for that purpose.  Such Modified Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing CLO.  Each Borrower hereby consents to the addition of such Purchasing CLO.  Borrowers shall execute and deliver such further documents and do such further acts and things in order to effectuate the foregoing.

(e)Agent shall maintain at its address a copy of each Commitment Transfer Supplement and Modified Commitment Transfer Supplement delivered to it and a register (the "Register") for the recordation of the names and addresses of each Lender and the outstanding principal, accrued and unpaid interest and other fees due hereunder.  The entries in the Register shall be conclusive, in the absence of manifest error, and each Borrower, Agent and Lenders may treat each Person whose name is recorded in the Register as the owner of the Advance recorded therein for the purposes of this Agreement. It is intended that the Register be maintained in such a manner that the loans and Advances are in "registered form" for the purposes of the Code.  The Register shall be available for inspection by Borrowing Agent or any Lender at any reasonable time and from time to time upon reasonable prior notice.  Agent shall receive a fee in the amount of $3,500 payable by the applicable Purchasing Lender and/or Purchasing CLO upon the effective date of each transfer or assignment (other than to an intermediate purchaser) to such Purchasing Lender and/or Purchasing CLO.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(f)Each Borrower authorizes each Lender to disclose to any Transferee and any prospective Transferee any and all financial information in such Lender's possession concerning such Borrower which has been delivered to such Lender by or on behalf of such Borrower pursuant to this Agreement or in connection with such Lender's credit evaluation of such Borrower.

(g)Notwithstanding anything to the contrary contained in this Agreement, any Lender may at any time and from time to time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(h)No such assignments by a Lender shall be made to (i) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or a Subsidiary thereof, or (ii) a natural Person.

Application of Payments

.  Agent shall have the continuing and exclusive right to apply or reverse and re-apply any payment and any and all proceeds of Collateral to any portion of the Obligations.  To the extent that any Borrower makes a payment or Agent or any Lender receives any payment or proceeds of the Collateral for any Borrower's benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the Obligations or part thereof intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Agent or such Lender.

Indemnity

.  Each Borrower shall defend, protect, indemnify, pay and save harmless Agent, Issuer, each Lender, each of their Affiliates and each of their respective officers, directors, attorneys, employees and agents (each an "Indemnified Party") for and from and against any and all claims, demands, liabilities, obligations, losses, damages, penalties, fines, actions, judgments, suits, costs, charges, expenses and disbursements of any kind or nature whatsoever (including reasonable fees and disbursements of counsel (including reasonable allocated costs of internal counsel)) (collectively, "Claims") which may be imposed on, incurred by, or asserted against any Indemnified Party in arising out of or in any way relating to or as a consequence, direct or indirect, of: (i) this Agreement, the Other Documents, the Advances and other Obligations and/or the transactions contemplated hereby including the Transactions, (ii) any action or failure to act or action taken only after delay or the satisfaction of any conditions by any Indemnified Party in connection with and/or relating to the negotiation, execution, delivery or administration of the Agreement and the Other Documents, the credit facilities established hereunder and thereunder and/or the transactions contemplated hereby including the Transactions, (iii) any Borrower's or any Guarantor's failure to observe, perform or discharge any of its covenants, obligations, agreements or duties under or breach of any of the representations or warranties made in this Agreement and the Other Documents, (iv) the enforcement of any of the rights and remedies of Agent, Issuer or any Lender under the Agreement and the Other Documents, (v) any threatened or actual imposition of fines or

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

penalties, or disgorgement of benefits, for violation of any Anti-Terrorism Law by any Borrower, any Covered Entity or Subsidiary of any Borrowers, or any Guarantor, and (vi) any claim, litigation, proceeding or investigation instituted or conducted by any Governmental Body or instrumentality or any other Person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement or the Other Documents, whether or not Agent or any Lender is a party thereto.  Without limiting the generality of any of the foregoing, each Borrower shall defend, protect, indemnify, pay and save harmless each Indemnified Party from (x) any Claims which may be imposed on, incurred by, or asserted against any Indemnified Party arising out of or in any way relating to or as a consequence, direct or indirect, of the issuance of any Letter of Credit hereunder and (y) any Claims which may be imposed on, incurred by, or asserted against any Indemnified Party under any Environmental Laws with respect to or in connection with the Real Property owned, leased or occupied by any Borrower, any discharge of Hazardous Material, the presence of any Hazardous Materials affecting the Real Property owned, leased or occupied by any Borrower (whether or not the same originates or emerges from such Real Property or any contiguous real estate), including any Claims consisting of or relating to the imposition or assertion of any Lien on any of the Real Property owned, leased or occupied by any Borrower under any Environmental Laws and any loss of value of the Real Property owned, leased or occupied by any Borrower as a result of the foregoing except to the extent such loss, liability, damage and expense is attributable to any discharge of Hazardous Material resulting from actions on the part of Agent or any Lender.  Borrowers' obligations under this Section 16.5 owned, leased or occupied by any Borrower shall arise upon the discovery of the presence of any Hazardous Materials at the Real Property, whether or not any federal, state, or local environmental agency has taken or threatened any action in connection with the presence of any Hazardous Materials, in each such case except to the extent that any of the foregoing arises out of the gross negligence, bad faith or willful misconduct of the Indemnified Party (as determined by a court of competent jurisdiction in a final and non-appealable judgment).  Without limiting the generality of the foregoing, this indemnity shall extend to any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including reasonable and documented fees and disbursements of counsel) asserted against or incurred by any of the Indemnified Parties by any Person under any Environmental Laws or similar laws by reason of any Borrower's or any other Person's failure to comply with laws applicable to solid or hazardous waste materials, including Hazardous Materials or other Toxic Substances.  Additionally, if any taxes (excluding taxes imposed upon or measured solely by the net income of Agent and Lenders, but including any intangibles taxes, stamp tax, recording tax or franchise tax) shall be payable by Agent, Lenders or Borrowers on account of the execution or delivery of this Agreement, or the execution, delivery, issuance or recording of any of the Other Documents, or the creation or repayment of any of the Obligations hereunder, by reason of any Applicable Law now or hereafter in effect, Borrowers will pay (or will promptly reimburse Agent and Lenders for payment of) all such taxes, including interest and penalties thereon, and will indemnify and hold the Indemnified Parties harmless from and against all liability in connection therewith.  This Section 16.5 shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim.

Notice

.  Any notice or request hereunder may be given to Borrowing Agent or any Borrower or to Agent or any Lender at their respective addresses set forth below or at such

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

other address as may hereafter be specified in a notice designated as a notice of change of address under this Section.  Any notice, request, demand, direction or other communication (for purposes of this Section 16.6 only, a "Notice") to be given to or made upon any party hereto under any provision of this Agreement shall be given or made by telephone or in writing (which includes by means of electronic transmission (i.e., "e-mail") or facsimile transmission or by setting forth such Notice on a website to which Borrowers are directed (an "Internet Posting") if Notice of such Internet Posting (including the information necessary to access such site) has previously been delivered to the applicable parties hereto by another means set forth in this Section 16.6) in accordance with this Section 16.6.  Any such Notice must be delivered to the applicable parties hereto at the addresses and numbers set forth under their respective names on Section 16.6 hereof or in accordance with any subsequent unrevoked Notice from any such party that is given in accordance with this Section 16.6.  Any Notice shall be effective:

(a)In the case of hand-delivery, when delivered;

(b)If given by mail, four (4) days after such Notice is deposited with the United States Postal Service, with first-class postage prepaid, return receipt requested;

(c)In the case of a telephonic Notice, when a party is contacted by telephone, if delivery of such telephonic Notice is confirmed no later than the next Business Day by hand delivery, a facsimile or electronic transmission, an Internet Posting or an overnight courier delivery of a confirmatory Notice (received at or before noon on such next Business Day);

(d)In the case of a facsimile transmission, when sent to the applicable party's facsimile machine's telephone number, if the party sending such Notice receives confirmation of the delivery thereof from its own facsimile machine;

(e)In the case of electronic transmission, when actually received;

(f)In the case of an Internet Posting, upon delivery of a Notice of such posting (including the information necessary to access such site) by another means set forth in this Section 16.6; and

(g)If given by any other means (including by overnight courier), when actually received.

Any Lender giving a Notice to Borrowing Agent or any Borrower shall concurrently send a copy thereof to Agent, and Agent shall promptly notify the other Lenders of its receipt of such Notice.

(A)	If to Agent or PNC at: PNC Bank, National Association 200 South Wacker Drive, Suite 600 Chicago, Illinois 60606 Attention:Great Lakes Dredge & Dock Portfolio Manager Facsimile:(312) 454-2919

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

with a copy to:

PNC Bank, National Association
PNC Agency Services
PNC Firstside Center
500 First Avenue, 4th Floor
Pittsburgh, Pennsylvania  15219
Attention:Lisa Pierce
Telephone:(412) 762-6442
Facsimile:(412) 762-8672

with an additional copy to: Goldberg Kohn Ltd. 55 East Monroe Street, Suite 3300 Chicago, Illinois 60603 Attention:Gary Zussman, Esq. Telephone:(312)-201-3940 Facsimile:(312) 863-3940
(B)	If to a Lender other than Agent, as specified on the signature pages hereof.
(C)	If to Borrowing Agent or any Borrower: Great Lakes Dredge & Dock Corporation 2122 York Road Oak Brook, Illinois 60523 Attention:Chief Financial Officer Telephone:(630) 574-2960 Facsimile:(630) 574-3007
with a copy to: Great Lakes Dredge & Dock Corporation 2122 York Road Oak Brook, Illinois 60523 Attention:Chief Legal Counsel Telephone:(630) 574-3468 Facsimile:(630) 574-3007

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

with an additional copy to: Jones Walker LLP 201 St. Charles Avenue, Suite 5100 New Orleans, Louisiana 70170 Attention:Amy Scafidel, Esq. Telephone:(504) 582-8462 Facsimile:(504) 589-8462

Survival

.  The obligations of Borrowers under Sections 2.2(f), 2.2(g), 2.2(h), 3.7, 3.8, 3.9, 3.10, 16.5 and 16.9 and the obligations of Lenders under Sections 2.2, 2.15(b), 2.16, 2.18, 2.19, 14.8 and 16.5, shall survive termination of this Agreement and the Other Documents and payment in full of the Obligations.

Severability

.  If any part of this Agreement is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

Expenses

.  Borrowers shall pay (i) all out-of-pocket expenses incurred by Agent and its Affiliates (including the reasonable and documented fees, charges and disbursements of counsel for Agent), and shall pay all fees and time charges and disbursements for attorneys who may be employees of Agent, in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the Other Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all out-of-pocket expenses incurred by Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) all out-of-pocket expenses incurred by Agent, any Lender or Issuer (including the reasonable and documented fees, charges and disbursements of any counsel for Agent, any Lender or Issuer), and shall pay all fees and time charges for attorneys who may be employees of Agent, any Lender or Issuer, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the Other Documents, including its rights under this Section, or (B) in connection with the Advances made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit, and (iv) subject to any limitations set forth in Section 3.4 reasonable out-of-pocket expenses of Agent's regular employees and agents engaged periodically to perform audits of the any Borrower's or any Borrower's Affiliate's or Subsidiary's books, records and business properties.

Injunctive Relief

.  Each Borrower recognizes that, in the event any Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, or threatens to fail to perform, observe or discharge such obligations or liabilities, any remedy at law may prove to be inadequate relief to Lenders; therefor, Agent, if Agent so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving that actual damages are not an adequate remedy.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Consequential Damages

.  Neither Agent nor any Lender, nor any agent or attorney for any of them, shall be liable to any Borrower, or any Guarantor (or any Affiliate of any such Person) for indirect, punitive, exemplary or consequential damages (as opposed to direct or actual damages) arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of the Obligations or as a result of any transaction contemplated under this Agreement or any Other Document.

Captions

.  The captions at various places in this Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement.

Counterparts; Facsimile Signatures

.  This Agreement may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.  Any signature delivered by a party by facsimile or electronic transmission (including email transmission of a PDF image) shall be deemed to be an original signature hereto.

Construction

.  The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

Confidentiality; Sharing Information

.  Agent, Issuer, each Lender and each Transferee agrees to maintain the confidentiality of, and shall hold, all Information obtained by Agent, Issuer, such Lender or such Transferee pursuant to the requirements of this Agreement in accordance with Agent's, such Lender's and such Transferee's customary procedures for handling confidential information of this nature and exercise the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information; provided, however, Agent, Issuer, each Lender and each Transferee may disclose such Information (a) to its examiners, Affiliates, outside auditors, counsel and other professional advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential in accordance with customary procedures for handling confidential information of this nature), (b) to Agent, Issuer, any Lender or to any prospective Transferees (it being understood that such prospective Transferees to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential in accordance with customary procedures for handling confidential information of this nature), (c) as required or requested by any Governmental Body or representative thereof or pursuant to legal process and (d) in connection with, and to the extent reasonably necessary for, the exercise of any secured creditor remedy under this Agreement or under any Other Document; provided, further that (i) unless specifically prohibited by Applicable Law, Agent, Issuer, each Lender and each Transferee shall use its reasonable best efforts prior to disclosure thereof, to notify the applicable Borrower of the applicable request for disclosure of such Information (A) by a Governmental Body or representative thereof (other than any such request in connection with an examination of the financial condition of a Lender, Issuer or a Transferee by such Governmental Body) or (B) pursuant to legal process and (ii) in no event shall Agent, Issuer, any Lender or any Transferee be obligated to return any materials furnished by any Borrower other

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

than those documents and instruments in possession of Agent or any Lender in order to perfect its Lien on the Collateral once the Obligations have been paid in full and this Agreement has been terminated.  Each Borrower acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to such Borrower or one or more of its Affiliates (in connection with this Agreement or otherwise) by any Lender or by one or more Subsidiaries or Affiliates of such Lender and each Borrower hereby authorizes each Lender to share any Information delivered to such Lender by such Borrower and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such Subsidiary or Affiliate of such Lender, it being understood that any such Subsidiary or Affiliate of any Lender receiving such Information shall be bound by the provisions of this Section 16.15 as if it were a Lender hereunder.  Such authorization shall survive the repayment of the other Obligations and the termination of this Agreement.  Notwithstanding any non-disclosure agreement or similar document executed by Agent in favor of any Borrower or any of any Borrower's Affiliates, the provisions of this Agreement shall supersede such agreements.  "Information" means all information received from any Credit Party or any Subsidiary thereof relating to any Credit Party or any Subsidiary thereof or any of their respective businesses, other than (a) any such information that is publicly available to Agent, Issuer, any Lender or any Transferee prior to disclosure by any Credit Party or any Subsidiary thereof other than as a result of a breach of this Section, or (b) information not customarily considered confidential unless identified as confidential in writing by the Loan Parties.

Publicity

.  Each Borrower and each Lender hereby authorizes Agent and each Lender to make appropriate announcements of the financial arrangement entered into among Borrowers, Agent and Lenders, including announcements which are commonly known as tombstones, in such publications and to such selected parties as Agent or such Lender shall in its sole and absolute discretion deem appropriate.

16.17Certifications From Banks and Participants; USA PATRIOT Act.

(a)Each Lender or assignee or participant of a Lender that is not incorporated under the Laws of the United States of America or a state thereof (and is not excepted from the certification requirement contained in Section 313 of the USA PATRIOT Act and the applicable regulations because it is both (i) an affiliate of a depository institution or foreign bank that maintains a physical presence in the United States or foreign country, and (ii) subject to supervision by a banking authority regulating such affiliated depository institution or foreign bank) shall deliver to Agent the certification, or, if applicable, recertification, certifying that such Lender is not a "shell" and certifying to other matters as required by Section 313 of the USA PATRIOT Act and the applicable regulations: (1) within ten (10) days after the Closing Date, and (2) as such other times as are required under the USA PATRIOT Act.

(b)The USA PATRIOT Act requires all financial institutions to obtain, verify and record certain information that identifies individuals or business entities which open an "account" with such financial institution. Consequently, Lender may from time to time request, and each Borrower shall provide to Lender, such Borrower's name, address, tax identification number and/or such other identifying information as shall be necessary for Lender to comply with the USA PATRIOT Act and any other Anti-Terrorism Law.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

16.18Anti-Terrorism Laws.

(a)Each Borrower represents and warrants that (i) no Covered Entity is a Sanctioned Person and (ii) no Covered Entity, either in its own right or through any third party, (A) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (B) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; or (C) engages in any dealings or transactions prohibited by any Anti-Terrorism Law.

(b)Each Borrower covenants and agrees that (i) no Covered Entity will become a Sanctioned Person, (ii) no Covered Entity, either in its own right or through any third party, will (A) have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (B) do business in or with, or derive any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; (C) engage in any dealings or transactions prohibited by any Anti-Terrorism Law or (D) use the Advances to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law, (iii) the funds used to repay the Obligations will not be derived from any unlawful activity, (iv) each Covered Entity shall comply with all Anti-Terrorism Laws and (v) Borrowers shall promptly notify Agent in writing upon the occurrence of a Reportable Compliance Event.

Acknowledgment and Consent to Bail‑In of EEA Financial Institutions

.  Notwithstanding anything to the contrary in this Agreement or any Other Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under this Agreement or any Other Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)the effects of any Bail-In Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any Other Document; or

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

Judgment Currency

.  If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or under any Other Document in one currency into another  currency, the rate of exchange used shall be that at which in accordance with normal banking procedures Agent could purchase the first currency with such other currency on the Business Day immediately preceding that on which final judgment is given. The obligation of each Borrower in respect of any such sum due from it to Agent or any Lender hereunder or under of the Other Documents shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to Agent or any Lender from any Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to Agent or any Lender in such currency, Agent or such Lender, as the case may be, agrees to return the amount of any excess to such Borrower (or to any other Person that may be entitled thereto under applicable law).

Creditor-Debtor Relationship

.  The relationship between the Lenders and Agent, on the one hand, and the Credit Parties, on the other hand, is solely that of creditor and debtor.  Neither Agent nor any Lender has (or shall be deemed to have) any fiduciary relationship or duty to any Credit Party arising out of or in connection with this Agreement or any Other Document or the transactions contemplated thereby, and there is no agency or joint venture relationship between Agent and Lenders, on the one hand, and the Credit Parties, on the other hand, by virtue of this Agreement or any Other Document or any transaction contemplated therein.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Each of the parties has signed this Agreement as of the day and year first above written.

GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation By: /s/ Mark W. Marinko Name: Mark W. Marinko Title: Senior Vice President & Chief Financial Officer

GREAT LAKES DREDGE & DOCK COMPANY, LLC, a Delaware limited liability company By: /s/ Mark W. Marinko Name: Mark W. Marinko Title: Senior Vice President & Chief Financial Officer

NASDI HOLDINGS, LLC, a Delaware limited liability company By: /s/ Katherine M. O'Halloran Name: Katherine M. O'Halloran Title: Treasurer

GREAT LAKES DREDGE & DOCK ENVIRONMENTAL, INC., a Delaware corporation By: /s/ Katherine M. O'Halloran Name: Katherine M. O'Halloran Title: Treasurer

Signature Page to Revolving Credit and Security Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

GREAT LAKES ENVIRONMENTAL & INFRASTRUCTURE SOLUTIONS, LLC, a Delaware limited liability company By: /s/ Katherine M. O'Halloran Name: Katherine M. O'Halloran Title: Treasurer

GREAT LAKES ENVIRONMENTAL & INFRASTRUCTURE, LLC, a Delaware limited liability company By: /s/ Katherine M. O'Halloran Name: Katherine M. O'Halloran Title: Treasurer

Signature Page to Revolving Credit and Security Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PNC BANK, NATIONAL ASSOCIATION,
As Lender and as Agent

By: /s/ Walter B. Hill
Name: Walter B. Hill
Title: Senior Vice President

200 South Wacker Drive, Suite 600
Chicago, Illinois  60606

Revolving Commitment Percentage:  30%
Revolving Commitment Amount $75,000,000

Signature Page to Revolving Credit and Security Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Deutsche Bank AG New York,
As a Lender

By: /s/ Anca Trifan
Name: Anca Trifan
Title: Managing Director

By: /s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

60 Wall Street
New York, New York, 10005

Revolving Commitment Percentage:  4%
Revolving Commitment Amount $10,000,000

Signature Page to Revolving Credit and Security Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The PrivateBank and Trust Company,
As a Lender

By: /s/ Brett Hrupek
Name: Brett Hrupek
Title: Managing Director

120 S. LaSalle Street
Chicago, Illinois 60603

Revolving Commitment Percentage:  14%
Revolving Commitment Amount $35,000,000

Signature Page to Revolving Credit and Security Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SunTrust Bank,
As a Lender

By: /s/ Lisa Garling
Name: Lisa Garling
Title: Director

3333 Peachtree Road, 4th Floor
Atlanta, GA 30326

Revolving Commitment Percentage:  12%
Revolving Commitment Amount $30,000,000

Signature Page to Revolving Credit and Security Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Texas Capital Bank, National Association,
As a Lender

By: /s/ Terri Sandridge
Name: Terri Sandridge
Title: Vice President

2000 McKinney Ave., Suite 700
Dallas, Texas 75201

Revolving Commitment Percentage:  8%
Revolving Commitment Amount $20,000,000

Signature Page to Revolving Credit and Security Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Woodforest National Bank,
As a Lender

By: /s/ Charles Stephenson
Name: Charles Stephenson
Title: Senior Vice President

25231 Grogan's Mill Rd

Woodlands, Texas 77380

Revolving Commitment Percentage:  8%
Revolving Commitment Amount $20,000,000

Signature Page to Revolving Credit and Security Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

BANK OF AMERICA, N.A.,
As a Lender

By: /s/ Donald A. Mastro
Name: Donald A. Mastro
Title: Senior Vice President

150 N. College St.
Charlotte, North Carolina 28255

Revolving Commitment Percentage:  10%
Revolving Commitment Amount $25,000,000

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CAPITAL ONE, NATIONAL ASSOCIATION,
As a Lender

By: /s/ Charlie Cunningham
Name: Charlie Cunningham
Title: Director

1680 Capital One Drive
McLean, Virgina 22102

Revolving Commitment Percentage:  14%
Revolving Commitment Amount $35,000,000

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 1.2

Permitted Encumbrances

1.	Liens on the collateral described in the UCC-1 financing statements described below:

DEBTOR	SECURED PARTY	JURISDICTION	FILE NUMBER AND DATE	COLLATERAL DESCRIPTION
Great Lakes Dredge & Dock Company, LLC	General Electric Capital Corporation, as assigned to U.S. Bank Equipment Finance, a division of U.S. Bank National Association	Delaware	5304652 2 10/3/2005, as amended and as continued on 6/3/2015	Vessel GL 501, #1165903 and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Banc of America Leasing & Capital, LLC	Delaware	2008 3690516 11/3/08, as continued on 9/13/13	Vessel G.L. 177 #632371 and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	IFC Credit Corporation, as assigned to First Bank & Trust	Delaware	2008 4038251 12/5/08, as amended and as continued on 6/24/2013	Specific leased equipment
Great Lakes Dredge & Dock Company, LLC	IFC Credit Corporation, as assigned to First Bank & Trust	Delaware	2008 4135610 12/12/2008, as amended and as continued on 6/27/2013	Specific leased equipment
Great Lakes Dredge & Dock Company, LLC	Great Lakes Business Trust No. 1998-1	Delaware	2010 2200131 6/23/2010, as amended and as continued on 2/12/2015	Flag Vessel "NEW YORK" #1077537 and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2011 4966100 12/27/2011	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2011 4966118 12/27/2011	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2011 4966126 12/27/2011	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2011 4966134 12/27/2011	Specific equipment and proceeds thereof

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

DEBTOR	SECURED PARTY	JURISDICTION	FILE NUMBER AND DATE	COLLATERAL DESCRIPTION
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2011 4966142 12/27/2011	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2011 4966159 12/27/2011	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2011 4966167 12/27/2011	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2011 4966175 12/27/2011	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Key Equipment Finance Inc.	Delaware	2012 0501082 2/8/2012	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2012 4663938 12/4/2012	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2012 4663946 12/4/2012	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2012 4663961 12/4/2012	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2012 4934024 12/18/2012	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2012 4934180 12/18/2012	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2012 4934206 12/18/2012	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2012 4934388 12/18/2012, as amended	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2012 4934404 12/18/2012	Specific equipment and proceeds thereof

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

DEBTOR	SECURED PARTY	JURISDICTION	FILE NUMBER AND DATE	COLLATERAL DESCRIPTION
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2012 4934438 12/18/2012	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	BMO Harris Equipment Finance Company	Delaware	2013 0015983 1/2/2013, as amended	1 dump scow to be named G.L. 701 the "Vessel", rights under Construction Contract and all salvage or requisition awards or recoveries
Great Lakes Dredge & Dock Company, LLC	BMO Harris Equipment Finance Company	Delaware	2013 0016015 1/2/2013, as amended	1 dump scow to be named G.L. 702 the "Vessel", rights under Construction Contract and all salvage or requisition awards or recoveries
Great Lakes Dredge & Dock Corporation	General Electric Capital Corporation	Delaware	2013 1915579 5/20/2013	Specific leased equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	General Electric Credit Corporation of Tennessee	Delaware	2013 3812543 9/30/2013	Specific leased equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	General Electric Credit Corporation of Tennessee	Delaware	2013 4017845 10/14/2013	Specific leased equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	CapitalSource Bank	Delaware	2014 0513739 2/7/2014	Vessels G.L. 601 #1243924 and G.L. 602 #1247080 and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	General Electric Capital Corporation	Delaware	2014 2601565 7/1/2014	Leased Vessel #2744, proceeds thereof, charters and intellectual property rights
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2014 4003331 10/6/2014	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2014 4003455 10/6/2014	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2014 4003471 10/6/2014	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2014 4003539 10/6/2014	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2014 4003620 10/6/2014	Specific equipment and proceeds thereof

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

DEBTOR	SECURED PARTY	JURISDICTION	FILE NUMBER AND DATE	COLLATERAL DESCRIPTION
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2014 4003653 10/6/2014	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2014 4094884 10/10/2014	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2014 4095584 10/10/2014	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	NewStar Equipment Finance I, LLC	Delaware	2014 4498390 11/7/2014	Fuel Barge 1002 #1255801 and Fuel Barge 1003 #1255706
Great Lakes Dredge & Dock Company, LLC	GE Capital Commercial Inc.	Delaware	2015 1040335 3/12/2015	Vessel named TERRAPIN ISLAND #630823 and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2015 1819712 4/28/2015	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2015 1819720 4/28/2015	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2015 1819738 4/28/2015	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2015 1819746 4/28/2015	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2015 2054897 5/13/2015	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2015 2054905 5/13/2015	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2015 4956842 10/27/2015	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2015 4956867 10/27/2015	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2015 4956875 10/27/2015	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2015 4956883 10/27/2015	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2015 4956891 10/27/2015	Specific equipment and proceeds thereof

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

DEBTOR	SECURED PARTY	JURISDICTION	FILE NUMBER AND DATE	COLLATERAL DESCRIPTION
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2015 4956909 10/27/2015	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2015 4956917 10/27/2015	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2015 5125843 11/4/2015	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2015 5125850 11/4/2015	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2015 5125868 11/4/2015	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Pacific Western Bank	Delaware	2015 5938211 12/10/2015	Tug Boat named LAKE MICHIGAN #4973 and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2016 2801817 5/10/2016	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2016 7249210 11/22/2016	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company, LLC	Caterpillar Financial Services Corporation	Delaware	2016 7249715 11/22/2016	Specific equipment and proceeds thereof
Great Lakes Dredge & Dock Company	BCC Equipment Leasing Corporation	New Jersey	21194627 8/28/02 as continued on 5/21/2012	Bareboat Charter Agreement dated 8/27/02 concerning Vessel GL-65 #113250
Great Lakes Dredge & Dock Company	General Electric Capital Corporation	New Jersey	22730381 12/23/2004, as amended and as continued on 7/2/2014	Vessel GL 501 #1165903 and proceeds thereof
Terra Contracting Services, LLC	Foley, Incorporated	Delaware	2016 2186938 4/13/2016	Specific equipment
Terra Contracting Services, LLC	Komatsu Financial Limited Partnership	Michigan	2014042603-9 3/27/2014, as amended	Specific equipment and proceeds thereof
Terra Contracting Services, LLC	Komatsu Financial Limited Partnership	Michigan	2014081457-5 6/5/2014	Specific equipment and proceeds thereof
Terra Contracting Services, LLC	Komatsu Financial Limited Partnership	Michigan	2014112128-6 7/30/2014	Specific equipment and proceeds thereof
Terra Contracting Services, LLC	Komatsu Financial Limited Partnership	Michigan	2014167198-8 11/21/2014	Specific equipment and proceeds thereof
Terra Contracting Services, LLC	Komatsu Financial Limited Partnership	Michigan	2014167199-0 11/21/2014	Specific equipment and proceeds thereof

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

DEBTOR	SECURED PARTY	JURISDICTION	FILE NUMBER AND DATE	COLLATERAL DESCRIPTION
Terra Contracting Services, LLC	Komatsu Financial Limited Partnership	Michigan	2014168740-0 11/25/2014	Specific equipment and proceeds thereof
Terra Contracting Services, LLC	Komatsu Financial Limited Partnership	Michigan	2015045352-1 4/3/2015	Specific equipment and proceeds thereof
Terra Contracting Services, LLC	Komatsu Financial Limited Partnership	Michigan	20150759662-0 5/29/2015	Specific equipment and proceeds thereof
Great Lakes Environmental & Infrastructure, LLC	Komatsu Financial Limited Partnership	Delaware	2016 1747623 3/23/2016	Specific equipment and proceeds thereof
Great Lakes Environmental & Infrastructure, LLC (formerly known as Magnus Pacific Corporation)	Wagner Equipment Co.	Delaware	2015 3983052 9/10/2015	Specific equipment and proceeds thereof
Great Lakes Environmental & Infrastructure, LLC	Foley, Incorporated	Delaware	2016 6874448 11/07/2016	Specific equipment
Great Lakes Environmental & Infrastructure, LLC	Wagner Equipment Co.	California	16-7557555238 11/21/2016	Specific equipment
Great Lakes Environmental & Infrastructure, LLC (formerly known as Magnus Pacific, LLC)	Komatsu Financial Limited Partnership	California	15-7461950412 4/28/2015	Specific equipment and proceeds thereof
Great Lakes Environmental & Infrastructure, LLC (formerly known as Magnus Pacific, LLC)	Wagner Equipment Co	California	15-7472265706 6/29/2015	Specific equipment and proceeds thereof

2.

Lien on the U.S. flagged vessel TERRAPIN ISLAND (Official No. 630823) and all of its related component parts, insurance proceeds, books and records and other related rights (all as more particularly described in that certain UCC-1 Financing Statement bearing Filing No. 2015 1040335 naming Great Lakes Dredge & Dock Company, LLC as debtor and GE Capital Commercial Inc. as secured party, filed on March 12, 2015 with the Delaware Secretary of State), granted pursuant to (i) that certain First Preferred Ship Mortgage dated effective February 27, 2015, by Great Lakes Dredge & Dock Company, LLC to GE Capital Commercial Inc. and (ii) that certain Master Security Agreement dated February 27, 2015, as amended, by Great Lakes Dredge & Dock Company, LLC in favor of GE Capital Commercial Inc., securing Indebtedness in the principal amount of $16,000,000 under that certain Promissory Note dated February 27, 2015, as amended, by

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Great Lakes Dredge & Dock Corporation, payable to the order of GE Capital Commercial, Inc. and the related guarantee by Great Lakes Dredge & Dock Company, LLC pursuant to that certain Guaranty Agreement dated February 27, 2015, as amended, in favor of GE Capital Commercial, Inc.

3.	Lien on the WF Deposit Account to secure the WF LC Obligations, as described in Schedule 1.4, granted to Wells Fargo Bank, N.A.

4.

Lien on $500,000 of cash collateral deposited with Pacific Western Bank in Account No. 1001401106 titled in the name of Great Lakes Dredge & Dock Company, LLC (the “PW Cash Collateral Account”) and the related Lien on the PW Cash Collateral Account, granted to Pacific Western Bank pursuant to (a) that certain Security Deposit Pledge Agreement dated December 10, 2015, as amended, between Great Lakes Dredge & Dock Company, LLC and Pacific Western Bank and (b) that certain Blocked Account Control Agreement dated December 10, 2015, as amended, between Great Lakes Dredge & Dock Company, LLC and Pacific Western Bank in its capacity as lender and depositary bank, securing the Indebtedness and obligations of Great Lakes Dredge & Dock Company, LLC under that certain Bareboat Charter Agreement, dated December 10, 2015, as amended, between Great Lakes Dredge & Dock Company, LLC and Pacific Western Bank for the vessel Lake Michigan.

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 1.3

Fleet Assets Including Closing Date Documented Vessels

(Including SPECIFIED Foreign Location Vessels)

FLEET ASSETS

Vessels Flagged Under U.S. Law

	Vessel Name	Official No.
1.	BULLFROG	240269
2.	GREENVILLE	240343
3.	DERRICK 68	252050
4.	MELISSA K	255365
5.	BEAVER NO. 2	262588
6.	NO. 152	263815
7.	LOUIS I	269771
8.	JESSIE	273722
9.	COLEE-1	277527
10.	DERRICK 63	283195
11.	ALASKA	283416
12.	G.L. 147	285565
13.	DERRICK 60	286687
14.	G.L. 51	288765
15.	PONTCHARTRAIN	290028
16.	BETTY SUE	290154
17.	MAGNOLIA STATE	291536
18.	CALIFORNIA	292779
19.	JACK NEWMAN	293297
20.	LITTLE MIKE	298369
21.	BRANGUS	501688
22.	BUSTER[1]	504442
23.	FLORIDA	506446
24.	G.L. 44	508283
25.	G.L. 181	512196
26.	CAPTAIN ZED	514106
27.	G.L. 8	515136
28.	G.L. 148	522709
29.	NO. 128	523126

[1]	Release Eligible Specified Foreign Location Vessel operating in Saudi Arabia.

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

	Vessel Name	Official No.
30.	DERRICK 69	530661
31.	LITTLE ROCK	531592
32.	G.L. 105	533671
33.	G.L. 31	538652
34.	G.L. 141	538934
35.	ERIN	540928
36.	CAROLINA[2]	552707
37.	G.L. 54	560225
38.	G.L. 34	561819
39.	PEARL RIVER	563674
40.	G.L. 35	563732
41.	NO. 53[3]	566581
42.	BRAZOS RIVER[4]	569887
43.	G.L. 173	573248
44.	G.L. 172	573889
45.	DECATUR	574110
46.	ILLINOIS	580274
47.	CALCASIEU RIVER	581071
48.	WOLF RIVER	583047
49.	R. L. ENTERKIN	589066
50.	G.L. 10[5]	590374
51.	DERRICK 62	592119
52.	CAVALIER STATE	595039
53.	WOLVERINE STATE	597342
54.	FORT SMITH	598562
55.	JACK	605280
56.	EAST RIVER	605290
57.	G.L. 32	609828
58.	COYOTE STATE	611921
59.	G.L. 33	612272
60.	G.L. 183	613243
61.	MIAMI RIVER	613339
62.	DODGE ISLAND	625348
63.	TEXAS	627368
64.	COLUMBIA RIVER	638886
65.	PADRE ISLAND	639291
66.	VOLUNTEER STATE	639733

[2]	Release Eligible Specified Foreign Location Vessel operating in Saudi Arabia.
[3]	Release Eligible Specified Foreign Location Vessel operating in Brazil.
[4]	Specified Foreign Location Vessel operating in Brazil.
[5]	Specified Foreign Location Vessel operating in Saudi Arabia.

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Release Eligible Specified Foreign Location Vessel operating in Saudi Arabia.

	Vessel Name	Official No.
67.	OHIO[6]	644880
68.	MC CORMACK BOYS	646543
69.	G.L. 175	650209
70.	G.L. 182	650572
71.	ST. JOHNS RIVER	650944
72.	G.L. 184	652202
73.	UNLOADER NO. 2	667652
74.	G.L. 143[7]	668641
75.	APACHE	668642
76.	DERRICK 65	670013
77.	PELICAN STATE	673487
78.	FIRST STATE	678984
79.	KEY WEST	684596
80.	FREE STATE	685133
81.	DERRICK 66	695433
82.	G.L. 230	695575
83.	G.L. 231	695576
84.	G.L. 232	695577
85.	G.L. 61[8]	907115
86.	G.L. 62[9]	907116
87.	G.L. 63	922736
88.	G.L. 64	922737
89.	EVERGREEN STATE	932251
90.	G L 401	964093
91.	G L 402	969089
92.	COOPER RIVER	970697
93.	NORTH STAR STATE	980761
94.	G.L. 144	996890
95.	CABLE REEL 117	1027973
96.	G.L. 107	1028598
97.	G.L. 160	1030359
98.	G.L. 161	1030360
99.	OHIO RIVER	1056365
100.	BLACK HOUSE CREEK	1066490
101.	LONE STAR STATE	1072419
102.	G.L. 55	1101368
103.	G.L. 104	1138565

[7]	Specified Foreign Location Vessel operating in Saudi Arabia.
[8]	Specified Foreign Location Vessel operating in Brazil.
[9]	Specified Foreign Location Vessel operating in Brazil.

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

	Vessel Name	Official No.
104.	G.L. 110	1138566
105.	G.L. 142	1139322
106.	G.L. 116	1142983
107.	G.L. 66	1151814
108.	REGGIE	1151925
109.	G.L. 150	1164404
110.	CHORE BOY	1170704
111.	DERRICK 64	1184264
112.	DERRICK 70	1212358
113.	ANNE ELIZABETH	1216169
114.	G.L. 103	1224578
115.	FARMBOY	1224790
116.	WHITE RIVER	1225351
117.	CAPTAIN BARNEY PATNAUDE	1225751
118.	UNISERVE	1225870
119.	PLOWBOY	1225873
120.	G.L. 101[10]	1225966
121.	G.L. 109[11]	1225967
122.	MUSKEGON RIVER	1226788
123.	SAGINAW RIVER	1236901
124.	ST. LOUIS RIVER	1243097
125.	G.L. 111	1253487
126.	G.L. 112	1253488
127.	FUEL BARGE 1001	1253489
128.	AB 113	1266930
129.	AB 114	1266931
130.	GALVESTON BAY	1273790
131.	CHESAPEAKE BAY	1273791

Vessel Flagged Under Marshall Islands Law

	Vessel Name	Official No.
1.	SUGAR ISLAND[12]	2695
2.	NOON ISLAND[13]	3097

[10]	Specified Foreign Location Vessel operating in Saudi Arabia.
[11]	Specified Foreign Location Vessel operating in Saudi Arabia.
[12]	Release Eligible Specified Foreign Location Vessel operating in Bahrain.
[13]	Release Eligible Specified Foreign Location Vessel operating in Bahrain.

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Vessels Flagged Under St. Kitts and Nevis Law

	Vessel Name	Official No.
1.	PALMETTO STATE[14]	SKN 1003076
2.	BAYOU STATE[15]	SKN 1003077
3.	COLORADO RIVER[16]	SKN 1003079
4.	MUSTANG BAY[17]	SKN 1003078
5.	TARHEEL STATE[18]	SKN 1003142
6.	HOOSIER STATE[19]	SKN 1003141
7.	RIO GRANDE[20]	SKN 1003143

Vessels Flagged Under Bahrain Law

	Vessel Name	Official No.
1.	ALABAMA	BN 6057
2.	MAINE	None
3.	BOOSTER NO. 9	BN 4061
4.	PAUL R. DICKINSON	BH 10357
5.	RICHARD M. LOWRY	BH 10358
6.	LAKE TAHOE	BH 10352
7.	YORK RIVER	BH 10353
8.	HUDSON RIVER	BH 10350
9.	POTOMAC RIVER	BH 10355
10.	ROGUE RIVER	BH 10354
11.	HALLETS POINT	BH-10425
12.	G.L. 146	BN 2064
13.	GLDD-537-BH	BN 5035
14.	GLDD-585-BH	BN 4076

Vessels Registered in States

[14]	Specified Foreign Location Vessel operating in Saudi Arabia.
[15]	Specified Foreign Location Vessel operating in Saudi Arabia.
[16]	Specified Foreign Location Vessel operating in Saudi Arabia.
[17]	Specified Foreign Location Vessel operating in Saudi Arabia.
[18]	Specified Foreign Location Vessel operating in Saudi Arabia.
[19]	Specified Foreign Location Vessel operating in Saudi Arabia.
[20]	Specified Foreign Location Vessel operating in Saudi Arabia.

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

	Vessel Name	Homeport	State No.
1.	WEST BAY	Baton Rouge, LA	LA-2283-GD
2.	BAYOU BOEUF	Green Cove Springs, FL	FL5274JB
3.	SOUTH BAY	Green Cove Springs, FL	FL8389HE
4.	TAMPA BAY	Green Cove Springs, FL	FL8520MT
5.	DIAMOND REEF	Green Cove Springs, FL	FL5097JB
6.	PANTHER BAY	Green Cove Springs, FL	FL4553LY
7.	SANDUSKY BAY	Green Cove Springs, FL	FL7831NT
8.	WINYAH BAY	Green Cove Springs, FL	FL8655PS
9.	HAMBY POND	Green Cove Springs, FL	FL1380PP
10.	RARITAN BAY	Green Cove Springs, FL	FL4080PT
11.	DELAWARE BAY	Cape Girardeau, MO	MO-6265-FF
12.	NORTH BAY	Green Cove Springs, FL	FL1149FT

Vessels Subject to STB Filing

	Vessel Name	Official No.
1.	G.L. 149	None
2.	G.L. 117	None
3.	G.L. 123	None
4.	NO. 114	CG003715
5.	G.L.126	None
6.	G.L.127	None
7.	G.L.128	None
8.	AA 110	CG005967
9.	G.L. 129	CG001321
10.	G.L. 152	None
11.	G.L. 162	None
12.	G.L. 163	None
13.	#BT 795	None
14.	#108	None
15.	68-P	None
16.	G.L. A/B 112	None
17.	G.L. 102	CG050271
18.	G.L. A/B 113	None
19.	DERRICK 67	None
20.	IOWA	None
21.	SANDPIPER	None
22.	L.W.	None
23.	L.P.	None
24.	JOLLY ROGER	None
25.	COMADOR	None

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

	Vessel Name	Official No.
26.	CHRIS L	None
27.	LAKE LADY	None
28.	ARKANSAS	None
29.	MISSOURI	None
30.	54	None
31.	PTT 141	None
32.	PTT 137	None
33.	PTT 142	None
34.	116	None
35.	P-140	None
36.	PEN # 41	None
37.	WATERBOY	None
38.	746	None
39.	Kirk	None
40.	Brown	None
41.	109	None
42.	PC 529	None
43.	BR 102	None
44.	BR 103	None
45.	PC 1128	None
46.	LM 160	None
47.	LM 104	None
48.	G.L. 233	None
49.	CABLE REEL 115	None

Other Vessels

	Vessel Name	Registration No.	Vessel Type
1.	Vessel name unknown	Not Doc.	Barge
2.	Vessel name unknown	Not Doc.	Barge
3.	Vessel name unknown	Not Doc.	Barge
4.	Vessel name unknown	Not Doc.	Barge
5.	Vessel name unknown	Not Doc.	Barge
6.	Vessel name unknown	Not Doc.	Dredge
7.	Vessel name unknown	Not Doc.	Push Boat
8.	Vessel name unknown	Not Doc.	Hopper Barge
9.	Vessel name unknown	Not Doc.	Hopper Barge
10.	Vessel name unknown	Not Doc.	2012 Tracker
11.	Vessel name unknown	Not Doc.	2013 Tracker
12.	Vessel name unknown	Not Doc.	2014 Tracker

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 1.4

Permitted Indebtedness

1.	Bareboat Charters

a.

Indebtedness consisting of charter for hire payments in the total amount of $[*], of which approximately $[*]is outstanding as of the Closing Date, subject to renewal for an additional term of two years and three months for charter for hire payments in the total amount of $[*], subject further to a second renewal for an additional term of three years for charter for hire payments equal to the then fair market charter value, related to that certain Bareboat Charter Agreement dated November 18, 1999, as amended, between MDFC Equipment Leasing Corporation and Great Lakes Dredge & Dock Company, LLC for the vessel Liberty Island and the related guarantee of such Indebtedness by Great Lakes Dredge & Dock Corporation pursuant to that certain Guaranty dated November 18, 1999, as amended, in favor of MDFC Equipment Leasing Corporation.

b.

Indebtedness consisting of charter for hire payments in the total amount of $[*], of which approximately $[*]is outstanding as of the Closing Date, related to that certain Amended and Restated Bareboat Charter Agreement dated November 10, 2004, as amended, between Great Lakes Business Trust No. 1998-1 and Great Lakes Dredge & Dock Company, LLC for the vessel New York and the related guarantee of such Indebtedness by Great Lakes Dredge & Dock Corporation pursuant to that certain Guaranty dated October 9, 1998, as amended, in favor of Great Lakes Business Trust No. 1998-1, Wilmington Trust Company in its capacity as trustee, and Banc of America Leasing & Capital LLC (transferred through a participation to GE Business Financial Services Inc. formerly known as Merrill Lynch Business Financial Services, Inc.).

c.

Indebtedness consisting of charter for hire payments in the total amount of $[*] (plus associated interim charter hire payments previously made), of which approximately $[*]is outstanding as of the Closing Date, related to the Bareboat Charter Agreement and Schedule thereto, each dated December 15, 2006, as amended, between General Electric Capital Corporation and Great Lakes Dredge & Dock Company, LLC for the vessel Long Island and the related guarantee of  such Indebtedness by Great Lakes Dredge & Dock Corporation pursuant to that certain Guaranty Agreement dated December 15, 2006, as amended, in favor of General Electric Capital Corporation.

d.

Indebtedness consisting of charter for hire payments in the total amount of $[*], of which approximately $[*] is outstanding as of the Closing Date, related to that certain Agreement to Acquire and Charter and that certain Bareboat Charter Agreement, each dated November 3, 2008, as amended, between Great Lakes Dredge & Dock Company, LLC and Banc of America Leasing & Capital, LLC for the vessel G.L. 177 and the related guarantee of such Indebtedness by Great

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Lakes Dredge & Dock Corporation pursuant to that certain Guaranty dated November 3, 2008, as amended, in favor of Banc of America Leasing & Capital, LLC.

e.

Indebtedness consisting of charter for hire payment payments in the total amount of $[*], of which approximately $[*] is outstanding as of the Closing Date, related to that certain Bareboat Charter Agreement and Schedule thereto, each dated June 29, 2012, as amended, between Great Lakes Dredge & Dock Company, LLC and General Electric Credit Corporation of Tennessee for the vessels G.L. 501, GL 502, and GL-65 and the related guarantee of such Indebtedness by Great Lakes Dredge & Dock Corporation pursuant to that certain Guaranty Agreement dated June 29, 2012, as amended, in favor of General Electric Credit Corporation of Tennessee.

f.

Indebtedness consisting of charter for hire payments in the total amount of $[*], of which approximately $[*] is outstanding as of the Closing Date, related to that certain Bareboat Charter Agreement dated December 21, 2012, as amended, and the related Interim Funding Agreements, as amended, each between Great Lakes Dredge & Dock Company, LLC and BMO HARRIS EQUIPMENT FINANCE COMPANY for the vessels G.L. 701 and G.L. 702 and the related guarantee of such Indebtedness by Great Lakes Dredge & Dock Corporation pursuant to that certain Guaranty Agreement dated December 21, 2012, as amended, in favor of BMO HARRIS EQUIPMENT FINANCE COMPANY.

g.

Indebtedness consisting of charter for hire payments in the total amount of $[*], of which approximately $[*] is outstanding as of the Closing Date, related to that certain Master Bareboat Charter Agreement and Schedule thereto, each dated February 5, 2014, as amended, between Great Lakes Dredge & Dock Company, LLC and CAPITALSOURCE BANK, for the vessels G.L. 601 and G.L. 602 and the related guarantee of such Indebtedness by Great Lakes Dredge & Dock Corporation pursuant to that certain Guaranty Agreement dated February 5, 2014, as amended, in favor of CAPITALSOURCE BANK.

h.

Indebtedness consisting of charter for hire payments in the total amount of $[*] (plus any Progress Payments previously made), of which approximately $[*] is outstanding as of the Closing Date, related to that certain Master Bareboat Charter Agreement dated November 4, 2014, as amended, between Great Lakes Dredge & Dock Company, LLC and NewStar Equipment Finance I, LLC for the vessels Fuel Barge 1002 and Fuel Barge 1003 and the related guarantee of such Indebtedness by Great Lakes Dredge & Dock Corporation pursuant to that certain Guaranty Agreement dated November 4, 2014, as amended, in favor of NewStar Equipment Finance I, LLC.

i.

Indebtedness consisting of charter for hire payments in the total amount of $[*], of which approximately $[*] is outstanding as of the Closing Date, and other obligations related to that certain Agreement to Acquire and Charter and that

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

certain Bareboat Charter Agreement, each dated December 10, 2015, as amended, between Great Lakes Dredge & Dock Company, LLC and Pacific Western Bank for the vessel Lake Michigan, the related guarantee by Great Lakes Dredge & Dock Corporation pursuant to that certain Guaranty dated December 10, 2015, as amended, in favor of Pacific Western Bank and the related Limited Agency and Indemnification Agreement dated December 10, 2015, as amended, between Great Lakes Dredge & Dock Company, LLC and Pacific Western Bank to permit Great Lakes Dredge & Dock Company, LLC to directly pay all property taxes for the vessel Lake Michigan and provide a limited indemnity for any loss, claim, demand and expense incurred by Pacific Western Bank in connection with such agreement, the limited agency relationship created therein or enforcement of rights and remedies thereunder.

2.	Guaranty of Performance of Customer Contracts

a.

Guarantee by Great Lakes Dredge & Dock Corporation pursuant to that certain Parent Company Guarantee dated December 10, 2011, as amended, in favor of Manama Lagoon Real Estate Investment SPC with respect to the performance of the obligations of Great Lakes Dredge & Dock Company, LLC under a customer agreement with Manama Lagoon Real Estate Investment SPC dated November 30, 2011, as amended.

b.

Guarantee of the performance of the obligations of Terra Fluid Management, LLC by Terra Contracting Services, LLC under and pursuant to that certain Services Agreement dated effective April 1, 2014, as amended, in favor of Team Disposal Systems, LLC.

c.

Guarantee of and the performance of the obligations of Great Lakes Dredge & Dock Company, LLC under that certain Agreement for the Marine Dredging and Disposal for the [*] dated September 17, 2015, as amended, by Great Lakes Dredge & Dock Corporation pursuant to that certain Parent Company Guarantee dated September 17, 2015, as amended, in favor of [*].

d.

Guarantee of the performance of the obligations of Terra Contracting Services, LLC under certain agreements regarding sewer location with Consumers Energy Company, by Great Lakes Dredge & Dock Corporation pursuant to that certain Guaranty dated January 18, 2016, as amended, in favor of Consumers Energy Company.

3.	Equipment Financing/Equipment Leases

a.

Indebtedness consisting of rental payments in an amount equal to $[*] per month for each of the 48 months of the basic term plus $[*] per diem for each day commencing on the lease commencement date and continuing through, but not including, the basic term commencement date as described in and under that certain Master Lease Agreement and Schedule 9718419-001 thereto, both dated

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

on or about September 2013, as amended, between Great Lakes Dredge & Dock Company, LLC and General Electric Capital Corporation with respect to various Caterpillar wheel loaders and tractors and the related guarantee by Great Lakes Dredge & Dock Corporation pursuant to that certain Guaranty (Transaction Specific) dated on or about September 2013, as amended, in favor of General Electric Credit Corporation of Tennessee.

b.

Indebtedness consisting of rental payments in the total amount of $[*], of which approximately $[*] is outstanding as of the Closing Date, under that certain Tax Lease, Transaction Number 2738542, dated October 27, 2015, as amended, between Great Lakes Dredge & Dock Company, LLC and Caterpillar Financial Services Corporation with respect to 336F Caterpillar Hydraulic Excavator, Serial Number RKB01556.

c.

Indebtedness consisting of rental payments in the total amount of $[*], of which approximately $[*] is outstanding as of the Closing Date, under that certain Tax Lease, Transaction Number 2290039, dated on or about September 26, 2014, as amended, between Great Lakes Dredge & Dock Company, LLC and Caterpillar Financial Services Corporation with respect to 336E Caterpillar Hydraulic Excavator, Serial Number FHJ01823.

d.

Indebtedness consisting of rental payments in the total amount of $[*], of which approximately $[*] is outstanding as of the Closing Date, under that certain Tax Lease, Transaction Number 2290037, dated October 7, 2014, as amended, between Great Lakes Dredge & Dock Company, LLC and Caterpillar Financial Services Corporation with respect to various items of Caterpillar equipment, Model Number 966K.

e.

Indebtedness consisting of rental payments in the total amount of $[*], of which approximately $[*] is outstanding as of the Closing Date, under that certain Tax Lease, Transaction Number 2290040, dated on or about September 26, 2014, as amended, between Great Lakes Dredge & Dock Company, LLC and Caterpillar Financial Services Corporation with respect to D6T Caterpillar Track Type Tractor, Serial Number ZJB01653.

f.

Indebtedness consisting of rental payments in the total amount of $[*], of which approximately $[*] is outstanding as of the Closing Date, under that certain Tax Lease, Transaction Number 2738538, dated on or about October 22, 2015, as amended, between Great Lakes Dredge & Dock Company, LLC and Caterpillar Financial Services Corporation with respect to various items of Caterpillar equipment, Model Number D7E.

g.

Indebtedness consisting of rental payments in the total amount of $[*], of which approximately $[*] is outstanding as of the Closing Date, under that certain Tax Lease, Transaction Number 2629659, dated April 30, 2015, as amended, between Great Lakes Dredge & Dock Company, LLC and Caterpillar Financial Services

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Corporation with respect to various items of Caterpillar equipment, Model Number D7E.

h.

Indebtedness consisting of rental payments in the total amount of $[*], of which approximately $[*] is outstanding as of the Closing Date, under that certain Tax Lease, Transaction Number 2630025, dated April 30, 2015, as amended, between Great Lakes Dredge & Dock Company, LLC and Caterpillar Financial Services Corporation with respect to 336F Caterpillar Hydraulic Excavator, Serial Number RKB00895.

i.

Indebtedness consisting of rental payments in the total amount of $[*], of which approximately $[*] is outstanding as of the Closing Date, under that certain Tax Lease, Transaction Number 2630027, dated April 30, 2015, as amended, between Great Lakes Dredge & Dock Company, LLC and Caterpillar Financial Services Corporation with respect to MT835C Challenger Tractor.

j.

Indebtedness consisting of rental payments in the total amount of $[*], of which approximately $[*] is outstanding as of the Closing Date, under that certain Tax Lease, Transaction Number 2738541, dated October 27, 2015, as amended, between Great Lakes Dredge & Dock Company, LLC and Caterpillar Financial Services Corporation with respect to various items of Caterpillar equipment, Model Number D6T.

k.

Indebtedness consisting of rental payments in the total amount of $[*], of which approximately $[*] is outstanding as of the Closing Date, under that certain Tax Lease, Transaction Number 2821788, dated on or about May 2, 2016, as amended, between Great Lakes Dredge & Dock Company, LLC and Caterpillar Financial Services Corporation with respect to D6N Caterpillar Track Type Tractor, Serial Number PBA02830.

l.

Indebtedness consisting of rental payments in the total amount of $[*], of which approximately $[*] is outstanding as of the Closing Date, under that certain Security Agreement – Conditional Sales Contract dated November 14, 2014, as amended, between Terra Contracting Services, LLC and Komatsu Financial Limited Partnership with respect to Komatsu Model PC800LC-8E0 Excavator Shovel, Serial Number 65110.

m.

Indebtedness consisting of rental payments in the total amount of $[*], of which approximately $[*] is outstanding as of the Closing Date, under that certain Security Agreement – Conditional Sales Contract dated November 14, 2014, as amended, between Terra Contracting Services, LLC and Komatsu Financial Limited Partnership with respect to Komatsu Model PC390LC-10 Excavator Shovel, Serial Number A30035.

n.	Indebtedness consisting of rental payments in the total amount of $[*], of which approximately $[*] is outstanding as of the Closing Date, under that certain

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Security Agreement – Conditional Sales Contract dated June 15, 2014, as amended, between Terra Contracting Services, LLC and Continental Distributing Corp. with respect to Komatsu Model PC390LC-10 Excavator Shovel, Serial Number A33420.

o.

Indebtedness consisting of rental payments in the total amount of $[*], of which approximately $[*] is outstanding as of the Closing Date, under that certain Security Agreement – Conditional Sales Contract dated March 31, 2014, as amended, between Terra Contracting Services, LLC and Continental Distributing Corp. with respect to Komatsu Model D61PXI-23 Crawler Dozer, Serial Number 30506.

p.

Indebtedness consisting of rental payments in the total amount of $[*], of which approximately $[*] is outstanding as of the Closing Date, under that certain Security Agreement – Conditional Sales Contract dated July 30, 2014, as amended, between Terra Contracting Services, LLC and Continental Distributing Corp. with respect to Komatsu Model D61PXI-23 Crawler Dozer, Serial Number 30789.

q.

Indebtedness consisting of rental payments in the total amount of $[*], of which approximately $[*] is outstanding as of the Closing Date, under that certain Security Agreement – Conditional Sales Contract dated November 24, 2014, as amended, between Terra Contracting Services, LLC and Continental Distributing Corp. with respect to 3 Komatsu Model HM300-3 Articulated Trucks, Serial Numbers 3133, 3365 and 3363.

r.

Indebtedness consisting of rental payments in the total amount of $[*], of which approximately $[*] is outstanding as of the Closing Date, under that certain Security Agreement – Conditional Sales Contract dated March 27, 2015, as amended, between Terra Contracting Services, LLC and Continental Distributing Corp. with respect to various items of Komatsu equipment, Model Numbers WA470-7 and PC2310LCI-10.

s.

Indebtedness consisting of rental payments in the total amount of $[*], of which approximately $[*] is outstanding as of the Closing Date, under that certain Security Agreement – Conditional Sales Contract dated May 29, 2015, as amended, between Terra Contracting Services, LLC and Continental Distributing Corp. with respect to Komatsu Model D65PXI-18 Crawler Dozer, Serial Number 90146.

t.

Indebtedness consisting of rental payments in the total amount of $[*], of which approximately $[*] is outstanding as of the Closing Date, under that certain Tax Lease, Transaction Number 2936299, dated November 28, 2016, as amended, between Great Lakes Dredge & Dock Company, LLC and Caterpillar Financial Services Corporation with respect to various items of Caterpillar equipment, Model Number 966M.

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

u.

Indebtedness consisting of rental payments in the total amount of $[*], of which approximately $[*] is outstanding as of the Closing Date, under that certain Tax Lease, Transaction Number 2936295, dated November 28, 2016, as amended, between Great Lakes Dredge & Dock Company, LLC and Caterpillar Financial Services Corporation with respect to various items of Caterpillar equipment, Model Number D7E.

4.	Other Indebtedness

a.

Indebtedness in the principal amount of $[*] under that certain Promissory Note dated February 27, 2015, as amended, by Great Lakes Dredge & Dock Corporation, payable to the order of GE Capital Commercial, Inc. and the related guarantee by Great Lakes Dredge & Dock Company, LLC pursuant to that certain Guaranty Agreement dated February 27, 2015, as amended, in favor of GE Capital Commercial, Inc.

b.

Indebtedness consisting of installment payments in the total amount of $[*], of which approximately $[*] is outstanding as of the Closing Date, due under that certain Vessel Construction Agreement dated January 10, 2014, as amended, between Eastern Shipbuilding Group, Inc., as builder, and Great Lakes Dredge & Dock Company, LLC, as owner.

c.

Letter of credit obligations of the Credit Parties in favor of Wells Fargo Bank, N.A. in the amount of $[*] (the “WF LC Obligations”), which are cash collateralized with a deposit in the amount of the WF LC Obligations in the deposit account maintained with Wells Fargo Bank, N.A. bearing account number 4653644823 (together with any replacement accounts and/or subaccounts thereof, and in each case as the same may be renumbered and however titled, the “WF Deposit Account”).

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 1.5

Permitted Investments

1.

Investments (including an equity Investment) relating to that certain Joint Venture Agreement, dated January 24, 1989, as amended, between Great Lakes Dredge & Dock Company, LLC and Ralph Clayton & Sons Materials, LP (Amboy Aggregates Joint Venture) with respect to the joint venture named Amboy Aggregates Joint Venture.  The amount of this Investment as of the Closing Date is $98,319.

2.

Investments (including an equity Investment) relating to that certain Operating Agreement of Lower Main Street Development, L.L.C., dated February 21, 2003, as amended, between Fifty-Three Dredging Company and DBD, L.L.C. with respect to the joint venture named Lower Main Street Development, L.L.C.  The amount of this Investment as of the Closing Date is $0.

3.

Investments relating to that certain Joint Venture Agreement, dated October 19, 2016 between Great Lakes Environmental & Infrastructure, LLC (formerly known as Magnus Pacific Corporation) and Inquip Associates, Inc. with respect to the joint venture named Magnus Inquip Joint Venture.  The amount of this Investment as of the Closing Date is $22,404.53.

4.

Investments  (including in the form of cash advances and contributions, as well as in the form of services rendered, other advances or other ordinary course transactions) relating to that certain Joint Venture Agreement dated July 9, 2011, as amended, and that certain Limited Liability Company Operating Agreement dated July 9, 2011, as amended, between Great Lakes Dredge & Dock Environmental, Inc. (formerly known as  Great Lakes Dredge & Dock Environmental, LLC) and Environmental Remediation Holding Inc. with respect to the joint venture named TerraSea Environmental Solutions, LLC.  The amount of this Investment as of the Closing Date is $(14,355,799.99).

5.

Investments relating to that certain Joint Venture Agreement dated April 12, 2013, as amended, between Great Lakes Environmental & Infrastructure, LLC (formerly known as Magnus Pacific Corporation) and Nordic Industries, Inc. with respect to a joint venture to submit a bid for the project described as the Feather River West Levee Project, Contract 02-2013C for the Sutter Butte Flood Control Agency.  The amount of this Investment as of the Closing Date is $0.

6.

Investments relating to that certain Joint Venture Agreement dated February 28, 2014, as amended, between Great Lakes Environmental & Infrastructure, LLC (formerly known as Magnus Pacific Corporation) and Nordic Industries, Inc. with respect to a joint venture to submit a bid for the project described as the Feather River West Levee Project, Contract 01-2014B&D for the Sutter Butte Flood Control Agency.  The amount of this Investment as of the Closing Date is $6,285,926.87.

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.

Investments relating to that certain Joint Venture Agreement dated May 30, 2014, as amended, among Terra Contracting Services, LLC and Ryba Marine Construction Co. with respect to the joint venture named RYBA MARINE CONSTRUCTION CO/TERRA CONTRACTING SERVICES, LLC, a Joint Venture.  The amount of this Investment as of the Closing Date is $48,949.

8.

Investments relating to that certain Joint Venture Agreement dated July 7, 2014, as amended, among Great Lakes Environmental & Infrastructure, LLC (formerly known as Magnus Pacific Corporation) and North Star Construction and Engineering, Inc. with respect to the joint venture named North Star Magnus Pacific JV.  The amount of this Investment as of the Closing Date is $378,237.79.

9.

Loans extended and outstanding in the principal amount of $[*] under that certain Promissory Note dated April 17, 2015, as amended, by [*] payable to the order of Great Lakes Dredge & Dock Company, LLC.

10.

Investments in the form of working capital advances and deposits in the amount of approximately $[*] relating to working capital and deposit escrow agreements dated November 9, 2011, December 1, 2011 and December 23, 2011, respectively, as amended, by Great Lakes Dredge & Dock Company, LLC for the benefit of [*].

11.

Loans extended and outstanding in the principal amount of $[*] under that certain Temporary Working Capital Agreement dated December 1, 2011 between [*] and Great Lakes Dredge & Dock Company, LLC, as amended, and that certain Note dated December 27, 2012, as amended, by [*] payable to the order of Great Lakes Dredge & Dock Company, LLC.

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 2.11

Existing Letters of Credit

Bank of America Letters of Credit ID Number	Bank of America Issued Letters of Credit
T00000007189650	$[*]
T00000007232060	$[*]
T00000007408627	$[*]
T00000068004112	$[*]
T00000068004125	$[*]
T00000068021042	$[*]
T00000068069363	$[*]
T00000068069366	$[*]
T00000068069379	$[*]
T00000068069380	$[*]
T00000068069382	$[*]
T00000068069384	$[*]
T00000068069385	$[*]
T00000068069386	$[*]
T00000068069387	$[*]
T00000068069389	$[*]

Total	$63,339,274.24

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 4.4

Equipment and Inventory Locations; Place of Business; Chief Executive Office; Real Property

Credit Party	Property Address	Owned or Leased	Landlord
Great Lakes Dredge & Dock Company, LLC	2705 Richmond Terrace Staten Island, New York	Owned	N/A
Great Lakes Dredge & Dock Company, LLC	100 S. Railroad Ave. Morgan City, Louisiana	Owned	N/A
Great Lakes Dredge & Dock Company, LLC	800 East Indian River Rd. Norfolk, Virginia	Owned	N/A
Great Lakes Dredge & Dock Company, LLC	1350 N. Water Street Cape Girardeau, Missouri	Owned	N/A
Great Lakes Dredge & Dock Company, LLC	1314 Kafir Rd SW Burlington, Coffey County, Kansas	Owned	N/A
Great Lakes Dredge & Dock Company, LLC	3125 South Riverside Drive Sault Ste. Marie, Michigan	Owned	N/A
Great Lakes Dredge & Dock Company, LLC	2122 York Road Oak Brook, Illinois	Leased	York Road Associates LLC c/o Foxford LLC 12 Salt Creek Lane, Suite 400 Hinsdale, IL 60521
Great Lakes Dredge & Dock Company, LLC	2233 Park Ave., Unit 105 Orange Park, Florida	Leased	Park Ave LLP 2233 Park Ave, Ste 500, Orange Park, FL 32073
Great Lakes Dredge & Dock Company, LLC	2605 W. Lake Houston Pkwy., Suite C Kingwood, Texas	Leased	Bruce & Rosemary Ward 6303 S. Royal Point Dr, Kingwood, TX 77345
Great Lakes Dredge & Dock Company, LLC	750 Viaduct Road North, Chickasaw, Alabama	Leased	US, Inc. P.O. Box 11399 Chickasaw, AL 36671
Great Lakes Dredge & Dock Company, LLC	6700 Fourche Dam Pike Little Rock, Arkansas	Leased	W.B. Isgrig & Sons, Inc. P.O. Box 7945 Little Rock, AR 72217
Great Lakes Environmental & Infrastructure, LLC Great Lakes Environmental & Infrastructure Solutions, LLC	6558 Lonetree Blvd. Rocklin, California	Leased	Magnus Real Estate Group, LLC 6558 Lonetree Blvd Rocklin, CA 95765
Great Lakes Environmental & Infrastructure, LLC	3915 Progress Drive Rocklin, California	Leased	Magnus Real Estate Group, LLC 6558 Lonetree Blvd Rocklin, CA 95765

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Great Lakes Environmental & Infrastructure, LLC Great Lakes Environmental & Infrastructure Solutions, LLC	6025 S. Quebec Street Suite 300 Centennial, Colorado	Leased	Plaza Quebec C/O Palisade Capital Realty 11601 Wilshire Blvd #107 Los Angeles, CA 90025
Great Lakes Environmental & Infrastructure, LLC	515 East Crossville Road Roswell, Georgia	Leased	Wilton Center, LLC 515 East Crossville Road Roswell, GA 30075
Great Lakes Environmental & Infrastructure, LLC	3541 Teasley Lane Suite 200 Denton, Texas	Leased	Campo San Antonio, LLC P.O. Box 15697 Newport Beach, CA 92659
Great Lakes Environmental & Infrastructure Solutions, LLC	5140 West Michigan Ave. Kalamazoo, Michigan	Leased	RRRS, LLC 10050 Taplin Lane Plainwell, MI 49080
Great Lakes Environmental & Infrastructure Solutions, LLC	Brielle Professional Center 718 Union Avenue Suite 3 Brielle, New Jersey	Leased	Richard Bahadurian 2519 Highway 35, Building A, Suite 300 Manasquan, NJ 08736
Great Lakes Environmental & Infrastructure Solutions, LLC	5205 Militia Hill Road Plymouth Meeting, Pennsylvania	Leased	Raymond Baker 828 Plymouth Rd Lower Gwynedo, PA 19002

Each Credit Party's chief executive office is located at:	2122 York Road Oak Brook, Illinois 60523

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 4.8(j)

Deposit and Investment Accounts

Credit Party	Purpose	Bank	Account
Great Lakes Dredge & Dock Company, LLC	WF Deposit Account (as defined in Schedule 1.4)	Wells Fargo Bank, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	PW Cash Collateral Account (as defined in Schedule 1.4)	Pacific Western Bank	[*]
Great Lakes Dredge & Dock Company, LLC	Boston Working Fund	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Liberty Island Working Fund	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Safety Dept. Working Fund	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Staten Island Yard Working Fund	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Padre Island	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Northerly Island	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Northerly Island	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Pier 6 Working Fund	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Wilmington Working Fund	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Sugar Island Checkbook	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Sugar Island Checkbook	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Gulf Coast Working Fund	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Dredge Pontchartrain Working Fund	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Dredge 53 Working Fund	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Dredge 53 Working Fund	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Dredge 53 Working Fund	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Dodge Island	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Admin. Working Fund	MB Financial Bank	[*]
Great Lakes Dredge & Dock Company, LLC	Florida Working Fund	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Manhattan Island	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Green Cove Springs Working Fund	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Terrapin Island Working Fund	Bank of America, N.A.	[*]

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Credit Party	Purpose	Bank	Account
Great Lakes Dredge & Dock Company, LLC	Dredge 53 Working Fund	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Dredge Georgia Working Fund	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Myrtle Beach Working Fund	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Pier 400 Working Fund	Bank of America, N.A.	[*]
Great Lakes Environmental & Infrastructure Solutions, LLC	Concentration Account	Bank of America, N.A.	[*]
Great Lakes Environmental & Infrastructure Solutions, LLC	Payroll Account	Bank of America, N.A.	[*]
Great Lakes Environmental & Infrastructure Solutions, LLC	A/P Account	Bank of America, N.A.	[*]
Great Lakes Environmental & Infrastructure, LLC (formerly Magnus Pacific Corporation)	Operating Account	Bank of America, N.A.	[*]
Great Lakes Environmental & Infrastructure, LLC (formerly Magnus Pacific Corporation)	Payroll Account	Bank of America, N.A.	[*]
Great Lakes Environmental & Infrastructure, LLC (formerly Magnus Pacific Corporation)	A/P Account	Bank of America, N.A.	[*]
Great Lakes Environmental & Infrastructure, LLC (formerly Magnus Pacific Corporation)	Office Working Fund Account	Bank of America, N.A.	[*]
L.W. Matteson, A Division of Great Lakes Dredge & Dock Company, LLC	Rivers and Lakes Division St. Peters, Missouri Office	Bank of America, N.A.	[*]
Terra Contracting Services, LLC	Concentration Account	Bank of America, N.A.	[*]
Terra Contracting Services, LLC	Working Fund Account	Bank of America, N.A.	[*]
Terra Contracting Services, LLC	A/P Processing Account	Bank of America, N.A.	[*]
Terra Contracting Services, LLC	Payroll Account	Bank of America, N.A.	[*]

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Credit Party	Purpose	Bank	Account
Terra Contracting Services, LLC	Flexible Spending Account	Bank of America, N.A.	[*]
Terra Contracting Services, LLC	Working Fund Account (Team Services Acquisition)	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	GLDD Concentration Vendor #44250	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	GLDD Investment Account	Deutsche Bank Trust Co.	[*]
Great Lakes Dredge & Dock Company, LLC	GLDD-Health Medical Claims	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	GLDD-Health Medical Claims CIGNA	JPMorgan Chase Bank, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	LW Matteson-Health Medical Claims	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	GLDD Controlled Disbursement Account	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	GLDD Corp. Vendor # 44260	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	GLDD PAC	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Fifty-Three Dredging Corp.	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Dawson Marine Company	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Lydon Dredging & Construction Company Ltd.	Canadian Imperial National Bank	[*]
Great Lakes Dredge & Dock Company, LLC	GLDD Wells Fargo Bank as QI Channelview Property Sale	Wells Fargo Bank, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	TerraSea Environmental Services, LLC	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Great Lakes Dredge & Dock Company, LLC (Passaic Project with TerraSea)	Bank of America, N.A.	[*]
NASDI Holdings, LLC	NASDI Holdings Corporation Vendor # 44188	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Working Fund	Scotia Bank (St. Thomas, U.S. Virgin Islands)	[*]
Great Lakes Dredge & Dock Company, LLC	Great Lakes Dredge & Dock Company, LLC Working Fund	First Bank (San Juan, Puerto Rico)	[*]
Great Lakes Dredge & Dock Company, LLC	GLDD do Brasil	HSBC Bank (Rio de Janeiro, Brazil and Natal, Brazil)	[*]
Great Lakes Dredge & Dock Company, LLC	Panama Working Fund	Banco LaFise, S.A. (Panama City, Panama)	[*]
Great Lakes Dredge & Dock Company, LLC	Honduras Working Fund	Banco LaFise, S.A. (Tegucigalpa, Honduras)	[*]

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Credit Party	Purpose	Bank	Account
Great Lakes Dredge & Dock Company, LLC	Middle East Division	Ahli United Bank (Manama, Bahrain)	[*]
Great Lakes Dredge & Dock Company, LLC	Qatar Working Fund	International Bank of Qatar (Doha, Qatar)	[*]
Great Lakes Dredge & Dock Company, LLC	Qatar Foreign Business	International Bank of Qatar	[*]
Great Lakes Dredge & Dock Company, LLC	Bahrain Working Fund	Standard Chartered Bank (Manama, Bahrain)	[*]
Great Lakes Dredge & Dock Company, LLC	Bahrain Check-Writing Account	Standard Chartered Bank (Manama, Bahrain)	[*]
Great Lakes Dredge & Dock Company, LLC	Bahamas Working Fund	First Caribbean International Bank (Nassau, Bahamas)	[*]
Great Lakes Dredge & Dock Company, LLC	Egypt - US$	Commercial International Bank	[*]
Great Lakes Dredge & Dock Company, LLC	Egyptian Pounds	Commercial International Bank	[*]
Great Lakes Dredge & Dock Company, LLC	Saudi Arabia Branch SAR Account	The National Commercial Bank	[*]
Great Lakes Dredge & Dock Company, LLC	Banco Nacional - Pesos	Banamex	[*]
Great Lakes Dredge & Dock Australia Pty Ltd.	Australia Subsidiary Account	ANZ Banking Group Limited (Melbourne, Australia)	[*]
Great Lakes Dredge & Dock Australia Pty Ltd.	Australia Subsidiary Account	ANZ Banking Group Limited (Melbourne, Australia)	[*]
Great Lakes Dredge & Dock Company, LLC	GLDD Payroll	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	GLDD Administrative Payroll Working Fund	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Trust Under NY Marine Towing & Transportation Ind. Defined Contribution Plan 1	Bank of America, N.A.	[*]
Great Lakes Dredge & Dock Company, LLC	Collection Account	Bank of America, N.A.	[*]
Great Lakes Environmental & Infrastructure, LLC	Collection Account	Bank of America, N.A.	[*]

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 5.1

Consents

None.

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 5.2(a)

States of Qualification and Good Standing

Credit Party	Jurisdiction of Organization	Jurisdictions of Qualification
Great Lakes Dredge & Dock Corporation	DE	CA, MA
Great Lakes Dredge & Dock Company, LLC	DE	AL, AK, AR, CA, CT, FL, GA, IL, IN, IA, KS, KY, LA, ME, MD, MA, MI, MN, MS, MO, NE, NH, NJ, NY, NC, OH, OK, OR, PA, RI, SC, SD, TN, TX, VA, WA, WV
Great Lakes Dredge & Dock Environmental, Inc.	DE	IL
Great Lakes Environmental & Infrastructure, LLC	DE	AL, AK, AZ, AR, CA, CO, CT, D.C., FL, GA, HI, ID, IL, IN, IA, KS, KY, LA, ME, MD, MA, MI, MS, MN, MO, MT, NE, NV, NH, NJ, NM, NY, NC, ND, OH, OK, OR, PA, RI, SC, SD, TN, TX, UT, VT, VA, WA, WV, WI, WY
Great Lakes Environmental & Infrastructure Solutions, LLC	DE	CA, CO, FL, GA, IL, MI, NJ, NY, OH, PA, TX, UT, WA, WI
NASDI Holdings, LLC	DE	None

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PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 5.2(b)

Subsidiaries

Subsidiary	Holder of Equity Interests	Percentage Ownership of Equity Interests
Great Lakes Dredge & Dock Company, LLC	Great Lakes Dredge & Dock Corporation	100%
Great Lakes Dredge & Dock Environmental, Inc.	Great Lakes Dredge & Dock Corporation	100%
Great Lakes Environmental & Infrastructure, LLC	Great Lakes Environmental & Infrastructure Solutions, LLC	100%
Great Lakes Environmental & Infrastructure Solutions, LLC	Great Lakes Dredge & Dock Corporation	100%
NASDI Holdings, LLC	Great Lakes Dredge & Dock Corporation	100%
Terra Contracting Services, LLC	Great Lakes Environmental & Infrastructure Solutions, LLC	100%
Great Lakes Dredge & Dock do Brasil Ltda.	Great Lakes Dredge & Dock Corporation (99.99%) Great Lakes Dredge & Dock Company, LLC (0.01%)	100%
Great Lakes Dredge & Dock India Private Limited	Great Lakes Dredge & Dock Corporation (99%) Great Lakes Dredge & Dock Company, LLC (1%)	100%

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PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Subsidiary	Holder of Equity Interests	Percentage Ownership of Equity Interests
Dawson Marine Services Company	Great Lakes Dredge & Dock Corporation	100%
Terra Fluid Management, LLC	Terra Contracting Services, LLC	100%
Great Lakes Dredge & Dock Australia Pty Ltd	Great Lakes Dredge & Dock Company, LLC	100%
Fifty-Three Dredging Corporation	Great Lakes Dredge & Dock Company, LLC	100%
Lydon Dredging & Construction Company Ltd.	Great Lakes Dredge & Dock Company, LLC	100%
Great Lakes Dredge & Dock (Bahamas) Ltd.	Great Lakes Dredge & Dock Company, LLC	100%
GLDD Mexicana, S. de R.L. de C.V.	Great Lakes Dredge & Dock Company, LLC (99.5%) Great Lakes Dredge & Dock Corporation (0.5%)	100%

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PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 5.4

Federal Tax Identification Number

Credit Party	Federal Employer Identification Number
Great Lakes Dredge & Dock Corporation	20-5336063
Great Lakes Dredge & Dock Company, LLC	20-1354414
Great Lakes Dredge & Dock Environmental, Inc.	36-4347352
Great Lakes Environmental & Infrastructure, LLC	26-3817615
Great Lakes Environmental & Infrastructure Solutions, LLC	30-0845285
NASDI Holdings, LLC	04-2598486

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 5.6

Prior Names

1.

Great Lakes Environmental & Infrastructure, LLC changed its name from Magnus Pacific, LLC on March 1, 2016; Magnus Pacific, LLC converted from a California corporation to a California limited liability company and changed its name from Magnus Pacific Corporation on March 26, 2015; Magnus Pacific, LLC converted from a California limited liability company to a Delaware limited liability company on March 27, 2015.

2.	Great Lakes Environmental & Infrastructure Solutions, LLC changed its name from Great Lakes Environmental and Infrastructure Solutions, LLC on November 10, 2014.

3.	NASDI Holdings, LLC converted from a Delaware corporation to a Delaware limited liability company and changed its name from NASDI Holdings Corporation on December 18, 2014.

4.

Great Lakes Dredge & Dock Company, LLC operates under the assumed name “Great Lakes Dredging, LLC” in Alaska, Arkansas, Connecticut, Iowa, Illinois, Indiana, Louisiana, Maine, Missouri, Mississippi, Oregon, Rhode Island, Tennessee, Texas, Washington and Wisconsin.

5.	Great Lakes Dredge & Dock Company, LLC operates under the assumed name “Great Lakes Dredge & Dock Company, LLC of Louisiana” in Louisiana.

6.

Great Lakes Dredge & Dock Corporation effectively transferred ownership of all membership interests in Terra Contracting Services, LLC to Great Lakes Dredge & Dock Environmental & Infrastructure Solutions, LLC by a contribution and transfer agreement effective as of December 31, 2014.

7.	“L.W. Matteson” is a Division of Great Lakes Dredge & Dock Company, LLC and is also known as “Rivers & Lakes”.

{N3344513.2}

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 5.8(b)

Litigation

1.

Paulsboro Natural Gas Pipeline Company LLC and Paulsboro Refining Company LLC v. Great Lakes Dredge & Dock Company, LLC (Case Number 1:33-av-00001 filed on September 19, 2015 in the U.S. District Court for the District of New Jersey Camden Vicinage).

2.	Boilard, Scott v. Great Lakes Dredge & Dock Corporation and Great Lakes Dredge & Dock Company, LLC (Case Number 2016-L-006305, filed on 6/24/16 in the Circuit Court of Cook County, Illinois).

3.	[*]

4.

Harvest Pipeline Company and Arrowhead Gulf Coast Pipeline, LLC v. Great Lakes Dredge & Dock Corporation, Great Lakes Dredge & Dock Company, LLC of Louisiana, Shallow Water Equipment, L.L.C. and James Tassin (Case Number: 2:16-cv-16605 filed on November 28, 2016 in the U.S. District Court for the Eastern District of Louisiana).

5.

NASDI Holdings, LLC and Great Lakes Dredge & Dock Corporation v. North American Leasing, Inc., Dore & Associates Contracting, Inc., NASDI, LLC and Yankee Environmental Services, LLC, Arthur Dore, Sr., and Arthur Dore, Jr. (Case Number 10540 filed on January 14, 2015 in the Chancery Court of the State of Delaware).

6.	Great Lakes Dredge & Dock Company, LLC v. Puerto Rico Electric Power Authority (filed on June 10, 2014 in the U.S. District Court for the District of Maryland).

7.

Northstar Group Services, Inc. v. Great Lakes Dredge & Dock Company, LLC d/b/a Great Lakes Dredge & Dock Corp. (filed on August 13, 2015 in the Circuit Court of the 13th Judicial Circuit, Hillsborough County, Florida).

8.	Gonzalez, Gilberto v. Great Lakes Dredge & Dock Company, LLC (Case Number 2015-51166 filed on August 31, 2015 in the District Court of Harris County, Texas).

9.	Collins, Tracy v. Great Lakes Dredge & Dock Company, LLC (Case Number 00076112 filed on March 28, 2016 in the 13th Judicial District Court, Parish of Evangeline, Louisiana).

10.

Trussell, Kyle A. v. John Michael Stone and Jane Doe Stone, Magnus Pacific, LLC, Great Lakes Environmental & Infrastructure, LLC successor in interest to Magnus Pacific, LLC; Great Lakes Dredge & Dock Company, LLC successor in interest to Magnus Pacific, LLC (Case No. : 16 2 00640 2 filed on August 25, 2016 in the Superior Court of Washington for Callam County).

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PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.	Case Foundation v. NASDI, LLC and Travelers Casualty Insurety (Case Number 103168/2012 filed on November 20, 2014 in the Supreme Court of Richmond County, New York).

12.

Superior Site Work, Inc., Diversified Construction Corp. and Harrison Avenue Properties LLC v. NASDI, LLC and Travelers Casualty and Surety Company of America (Case Number 14CV01061 filed on February 20, 2014 in the U.S. District Court for the Eastern District of New York).

13.	NASDI, LLC v. Bertucci Contracting Company, LLC (Case Number 719944 filed on October 10, 2012 in the District Court of Jefferson Parish, Louisiana).

14.	NASDI, LLC v. Conti of New York, LLC (Case Number 652199/2013 filed on June 20, 2013 in the New York County Supreme Court).

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PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 5.8(c)

Employee Benefit Plans

1.	Great Lakes Dredge & Dock Company, LLC 401(k) Savings Plan (Plan No. 005).

2.	Great Lakes Dredge & Dock Company, LLC Hourly Employees 401(k) Savings Plan (Plan No. 008).

3.	Great Lakes Dredge & Dock Company, LLC 401(k) Local 333 Savings Plan Trust (Plan No. 010).

4.	Great Lakes Dredge & Dock Affiliated Companies 401(k) Savings Plan (Plan No. 012).

5.	Great Lakes Dredge & Dock Corporation Supplemental Savings Plan (As Amended and Restated Effective January 1, 2014)

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PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 5.9

Intellectual Property

PATENTS

PATENT	PATENT OR APPLICATION NUMBER	FILE DATE	OWNER INFORMATION
Articulated tug barge, trailing suction hopper dredge system	9061742	08/06/12	Great Lakes Dredge & Dock Company, LLC
Mooring buoy assembly	8734195	10/28/11	Great Lakes Dredge & Dock Company, LLC
Marine backhoe dredge	7143532	01/15/04	Great Lakes Dredge & Dock Company
Dredge cutter head with contouring wheel attachment	Application No. 14/994626	01/13/16	Great Lakes Dredge & Dock Company, LLC
Method for removing sediment from open waterways	7676966	03/31/09	Terra Contracting Services, LLC
Sediment removal apparatus	7526884	01/26/06	Terra Contracting Services, LLC
Sediment removal apparatus and method for removing sediment from open waterways	CA 2534156 Canada	01/26/06	Terra Contracting Services, LLC
Marine backhoe dredge	Publication no. EP1709256 B1 European Patent Office	01/07/05	Great Lakes Dredge & Dock Company

TRADEMARKS

MARK	SERIAL NUMBER	STATUS	REGIS. NUMBER	REGIS. DATE	OWNER INFORMATION
IT ALL STARTS WITH DREDGING	85216161	Registered	4436863	11/19/13	Great Lakes Dredge and Dock Company
GREAT LAKES DREDGE & DOCK COMPANY RIVER & HARBOR IMPROVEMENTS	77613382	Registered	3704496	11/03/09	Great Lakes Dredge & Dock Corporation
DREDGING WORLDWIDE	76065962	Registered	2468607	07/10/01	Great Lakes Dredge and Dock Company

PENDING TRADEMARK APPLICATIONS

MARK	SERIAL NUMBER	STATUS	REGIS. NUMBER	REGIS. DATE	OWNER INFORMATION
GREAT LAKES 1890	87024838	Pending – Application filed 05/04/16	NA	NA	Great Lakes Environmental & Infrastructure Solutions, LLC

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 5.10

Licenses and Permits

None.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 5.14

Labor Disputes

None.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 5.24

Equity Interests

(a)Equity Interests and Holders.

Credit Party	Equity Interests Authorized	Equity Interests Issued and Outstanding	Holder of Equity Interests	Percentage Ownership of Equity Interests
Great Lakes Dredge & Dock Company, LLC	100% Membership Interest	100% Membership Interest	Great Lakes Dredge & Dock Corporation	100%
Great Lakes Dredge & Dock Environmental, Inc.	1,000 Common Shares	100 Common Shares	Great Lakes Dredge & Dock Corporation	100%
Great Lakes Environmental & Infrastructure, LLC	100% Membership Interest	100% Membership Interest	Great Lakes Environmental & Infrastructure Solutions, LLC	100%
Great Lakes Environmental & Infrastructure Solutions, LLC	100% Membership Interest	100% Membership Interest	Great Lakes Dredge & Dock Corporation	100%
NASDI Holdings, LLC	100% Membership Interest	100% Membership Interest	Great Lakes Dredge & Dock Corporation	100%

(b)Equity Interest Subscriptions, Warrants, Options, Calls, Commitments and Similar Rights and Agreements.

1.	Great Lakes Dredge & Dock Corporation 2007 Long-Term Incentive Plan, as adopted on November 7, 2007.

2.	Great Lakes Dredge & Dock Corporation Employee Stock Purchase Plan.

(c)Convertible Securities. None.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 5.25

Commercial Tort Claims

None.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 5.26

Letter of Credit Rights

None.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 5.27

Material Contracts

1.	The Bonding Agreement.

2.	The Note Indenture.

3.

Purchase Agreement dated January 25, 2011, as amended, among Great Lakes Dredge & Dock Corporation, certain subsidiary guarantors named therein and Deutsche Bank Securities Inc. and Merrill, Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several initial purchasers, relating to the issuance and sale of $250,000,000 in aggregate principal amount of its 7.375% senior unsecured notes due February 1, 2019, and the related Registration Rights Agreement dated January 28, 2011, as amended, among Great Lakes Dredge & Dock Corporation, certain subsidiary guarantors named therein and the initial purchasers.

4.

Purchase Agreement dated November 19, 2014, as amended, among Great Lakes Dredge & Dock Corporation, certain subsidiary guarantors named therein and Deutsche Bank Securities Inc., as the initial purchaser, relating to the issuance and sale of $25,000,000 in aggregate principal amount of its 7.375% Senior Notes due 2019.

5.

Asset Purchase Agreement dated December 31, 2010, as amended, between Great Lakes Dredge & Dock Company, LLC, L.W. Matteson, Inc., Lawrence W. Matteson and Larry W. Matteson pursuant to which Great Lakes Dredge & Dock Company, LLC purchased the business and substantially all of the assets of L.W. Matteson, Inc. and certain assets owned by Lawrence W. Matteson and used in the business.

6.

Vessel Construction Agreement dated January 10, 2014, as amended, between Eastern Shipbuilding Group, Inc., as builder, and Great Lakes Dredge & Dock Company, LLC, as owner, for construction of the ATB Assets.

7.

Purchase and sale agreement, as amended, between Great Lakes Dredge & Dock Corporation and a privately owned demolition company for the sale of NASDI, LLC and Yankee Environmental Services, LLC, which together comprised its historical demolition business, completed on April 24, 2014.

8.

Share Purchase Agreement dated November 4, 2014, as amended, among Great Lakes Environmental & Infrastructure Solutions, LLC (formerly known as Great Lakes Environmental and Infrastructure Solutions, LLC), Magnus Pacific Corporation and former shareholders of Magnus Pacific Corporation pursuant to which Great Lakes Environmental & Infrastructure Solutions, LLC purchased all of the shares of Magnus Pacific Corporation.

9.	Great Lakes Dredge & Dock Corporation 2007 Long-Term Incentive Plan, as adopted on November 7, 2007.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 6.16

POST-CLOSING COVENANTS

1.

Within thirty (30) days following the Closing Date (or such later date as Agent may agree to, in writing, in its sole discretion), Borrowers shall deliver to Agent evidence, in form and substance reasonably satisfactory to Agent, that the following Intellectual Property owned by Terra Contracting Services LLC has been transferred to a Credit Party:

(a) Patent Number 7676966 filed on March 31, 2009 for a method for removing sediment from open waterways.

(b)  Patent Number 7526884 filed on January 1, 2006 for a sediment removal apparatus

(c) Patent Number CA 2534156 (Canada) filed on January 26, 2006 for a sediment removal apparatus and method for removing sediment from open waterways.

2.

Within forty-five (45) days after the Closing Date (or such later date as Agent may agree to, in writing, in its sole discretion), Borrowers shall deliver to Agent the State Specific Information listed on Schedule A to this Schedule 6.16 and any other documentation or  information that Agent may reasonably request in its sole discretion in order to perfect a first priority lien in favor of Agent on the vehicles listed on Schedule A to this Schedule 6.16 (it being understood that if within 90 days following the Closing  Date Agent has not received each certificate of title listed on Schedule A to this Schedule 6.16 noting Agent's Lien thereon, Agent shall exclude the vehicle evidenced by such certificate of title from Eligible Equipment until Agent so receives such certificate of title).

3.

Within forty-five (45) days after the Closing Date (or such later date as Agent may agree to, in writing, in its sole discretion), Borrowers shall deliver to Agent the original certificates of title listed on Schedule B to this Schedule 6.16 and all required documents and all information reasonably requested by Agent (including, without limitation, the State Specific Information listed on Schedule B to this Schedule 6.16 and any other documentation or  information that Agent may reasonably request in its sole discretion) to perfect a first priority lien in favor of Agent on the vessels listed on Schedule B to this Schedule 6.16.

4.

Within sixty (60) days after the Closing Date (or such later date as Agent may agree to, in writing, in its sole discretion), Borrowers shall deliver to Agent evidence that the deposit account of Great Lakes Dredge & Dock Company, LLC located at Deutsche Bank & Trust Co. with account number 44-122-560 has been closed and the funds in such account have been transferred to a deposit account subject to a deposit account control agreement, in form and substance reasonably satisfactory to Agent.

5.

On or before January 5, 2017 (or such later date as Agent may agree to, in writing, in its sole discretion), Borrowers shall deliver to Agent evidence, in form and substance reasonably satisfactory to Agent, that Ship Mortgages with respect to the Documented Vessels flagged in St. Kitts listed on Schedule 1.3 attached hereto have been duly recorded with the St. Kitts & Nevis International Ship Registry.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule A to Schedule 6.16

Motor Vehicles

NAME OF CURRENT OWNER	STATE OF REGISTRATION	VEHICLE DESCRIPTION			VIN NUMBER
		Year	Make	Body Style
Magnus Pacific Corp	California	2008	FORD	PK	1FTPW12598FA80340
Magnus Pacific Corp	California	2007	DODG	UT	1D8HB38P37F526955
Magnus Pacific Corporation	Texas	2011	FORD	PK	1FTFW1EF8BFB42883
Magnus Pacific Corp	California	2011	FORD	PK	1FTEW1CM8BFB58093
Magnus Pacific Corporation	California	2012	FORD	PK	1FTFW1EF6CFB44519
Magnus Pacific Corporation	California	2012	FORD	PK	1FTFW1EF4CFB44521
Magnus Pacific Corporation	California	2012	FORD	PK	1FTFW1EF4CFB44518
Magnus Pacific Corporation	Washington	2012	FORDF	1PU	1FTFW1EF2CFB44520
Magnus Pacific Corporation	Colorado	2013	FORD	PK	1FTFW1EF8DFD26501
Magnus Pacific Corp	California	2008	FORD	4C	1FTSX21RX8EB57255
Magnus Pacific Corp	California	2003	FORD	4C	1FTNX21P33EB64097
Magnus Pacific Corp	California	2006	FORD	4C	1FTSX21526EB83083
Magnus Pacific Corporation	Colorado	2011	FOR	PK	1FTZW2BT4BEA98987
Magnus Pacific Corporation	California	2011	FORD	PK	1FT7X2BT5BEB74911
Magnus Pacific Corp	California	2005	FORD	PK	1FTSW21P75EA32713
Magnus Pacific Corporation	California	2012	FORD	PK	1FT7W2BT6CEB86179
Magnus Pacific Corporation	California	2012	FORD	PK	1FT7W2BT2CEB86180
Magnus Pacific Corporation	Texas	2014	FORD	PK	1FT7W2B68EEB75939
Magnus Equipment Group	Colorado	2008	CHEV	PK	1GBHK39K68E215551
Magnus Pacific Corp	California	2006	FORD	UT	1FDXW46P56EC65822
Magnus Equipment Group LLC	Washington	2006	FRHT	WTR TRK	1FVACWDD56HV82395
Magnus Equipment Group LLC	California	2007	FRHT	TN	1FVACWDD47HV82437
Magnus Equipment Group LLC	Washington	2007	KW	T300	2NKMLD9X57M165313
Magnus Equipment Group LLC	California	2005	INTL	TN	1HTWHAAR75J190339
Magnus EQP GRP LLC	California	2013	PTRB	TN	2PN3LN0X0DM189121
Magnus Pacific Corporation	Washington	2007	KW	TRACTOR	2NKMLK9XX7M199411
Magnus Equipment Group LLC	California	2014	KW	UT	2NKHHJ7X3EM409445
Magnus Pacific LLC	California	2016	KW	VA	3BKHH17X3GF111681

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

State Specific Information

California

•	Evidence that smog check is current

Colorado

•	Evidence that emissions tests are current
•	Insurance cards (VIN specific)

Washington

•	Odometer readings for each vehicle

Texas

•	Copy of current Texas vehicle inspection report

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule B to Schedule 6.16

State Registered Vessel Titles

Owner	Name	Homeport	State No.	State of Registration Identification No.
Great Lakes Dredge & Dock Co, LLC	WEST BAY	Baton Rouge, LA	LA-2283-GD	Louisiana GOK01839J415
Great Lakes Dredge & Dock	BAYOU BOEUF	Green Cove Springs, FL	FL5274JB	Florida VSI24090L990
Great Lakes Dredge & Dock	SOUTH BAY	Green Cove Springs, FL	FL8389HE	Florida VSI25591C191
Great Lakes Dredge and Dock Company	TAMPA BAY	Green Cove Springs, FL	FL8520MT	Florida SAMA1122E000
Great Lakes Dredge & Dock Co	DIAMOND REEF	Green Cove Springs, FL	FL5097JB	Florida V5I258916191
Great Lakes Dredge & Dock Company	PANTHER BAY	Green Cove Springs, FL	FL4553LY	Florida KLU01183G202
Great Lakes Dredge & Dock Co	SANDUSKY BAY	Green Cove Springs, FL	FL7831NT	Florida SAMA0922D898
Great Lakes Dredge & Dock Co	WINYAH BAY	Green Cove Springs, FL	FL8655PS	Florida G0K0171B011
Great Lakes Dredge & Dock	HAMBY POND	Green Cove Springs, FL	FL1380PP	Florida GOKO1792H413
Great Lakes Dredge & Dock Co	RARITAN BAY	Green Cove Springs, FL	FL4080PT	Florida EG01146G808
Great Lakes Dredge & Dock Company LLC	DELAWARE BAY	Cape Girardeau, MO	MO06265-FF	Missouri MOZ00305H414
Great Lakes Dredge and Dock Company	NORTH BAY	Green Cove Springs, FL	FL1149FT	Florida MAK355260833

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 7.10

Affiliate Transactions

None.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 16.3

LIST OF COMPETITORS

1.	Manson Construction Co.

2.	Weeks Marine, Inc.

3.	Norfolk Dredging Company

4.	Donjon Marine Company, Inc.

5.	Orion Marine Group, Inc.

6.	Cashman Dredging Co.

7.	The Dutra Group

8.	Mike Hooks, Inc.

9.	Van Oord N.V.

10.	Royal Boskalis Westminster N.V.

11.	Dredging, Environmental and Marine Engineering N.V.

12.	Jan De Nul Group

13.	China Harbour Engineering Company Ltd.

14.	Marinex Construction, Inc.

15.	Crosby Dredging LLC

16.	Pine Bluff Sand & Gravel